As filed with the Securities and Exchange Commission on April 23, 2018

Registration No. 33-45379 and 811-06546

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 40	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 40	☒

(Check appropriate box or boxes)

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT B

(Exact Name Of Registrant)

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(Name Of Depositor)

4333 Edgewood Road, NE

Cedar Rapids, Iowa 52499

(319) 355-8511

(Address and telephone number of principal executive offices)

Alison Ryan, Esquire

Brian Stallworth, Esquire

Transamerica Advisors Life Insurance Company

c/o Office of the General Counsel

4333 Edgewood Road, N.E.

Cedar Rapids, IA 52499

It is proposed that this filing will become effective (check appropriate space):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2018 pursuant to paragraph (b) of Rule 485

(date)

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on pursuant to paragraph (a)(1) of Rule 485

(date)

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of Interest in Flexible Premium Individual Deferred Variable Annuity Contracts.

PROSPECTUS

May 1, 2018

Merrill Lynch Life Variable Annuity Separate Account A (“Account A”)

and

Merrill Lynch Life Variable Annuity Separate Account B (“Account B”)

Flexible Premium Individual Deferred Variable Annuity Policy

also known as

Modified Single Premium Individual Deferred Variable Annuity Policy (the “Policy”)

issued by

Transamerica Advisors Life Insurance Company

Home Office: 425 West Capital Avenue

Suite 1800 Little Rock, Arkansas 72201

Service Center: 4333 Edgewood Road NE

Cedar Rapids, Iowa 52499-0001

Phone: (800) 535-5549

offered through

Transamerica Capital, Inc.

This Prospectus gives you information you need to know before you invest. Keep it for future reference. Address all communications concerning the policy to our Service Center at the address above.

The variable annuity policy described here provides a variety of investment features. It also provides options for income protection later in life. We no longer offer the policy for sale to new purchasers.

It is important that you understand how the policy works, and its benefits, costs, and risks. First, some basics.

What is an annuity?

An annuity provides for the systematic liquidation of a sum of money at the annuity date through a variety of annuity options. Each Annuity Option has different protection features intended to cover different kinds of income needs. Many of these Annuity Options provide income streams that can’t be outlived.

What is a variable annuity?

A variable annuity bases its benefits on the performance of underlying investments. These investments may typically include stocks, bonds, and money market instruments. The annuity described here is a variable annuity.

What are the risks in owning a variable annuity?

A variable annuity does not guarantee the performance of the underlying investments. The performance can go up or down. It can even decrease the value of money you’ve put in. You bear all of this risk. You could lose all or part of the money you’ve put in.

How does this annuity work?

We put your premium payments as you direct into one or more subaccounts of Account A and/or Account B. In turn, we invest each subaccount’s assets in corresponding portfolios (“Funds”) listed below:

SUBACCOUNT	PORTFOLIO
AB Global Thematic Growth Portfolio	AB Global Thematic Growth Portfolio
BlackRock Advantage Large Cap Core V.I. Fund	BlackRock Advantage Large Cap Core V.I. Fund
BlackRock Advantage Large Cap Value V.I. Fund	BlackRock Advantage Large Cap Value V.I. Fund
BlackRock Advantage U.S. Total Market V.I. Fund	BlackRock Advantage U.S. Total Market V.I. Fund
BlackRock Basic Value V.I. Fund	BlackRock Basic Value V.I. Fund
BlackRock Capital Appreciation V.I. Fund	BlackRock Capital Appreciation V.I. Fund
BlackRock Global Allocation V.I. Fund	BlackRock Global Allocation V.I. Fund
BlackRock Global Opportunities V.I. Fund	BlackRock Global Opportunities V.I. Fund
BlackRock High Yield V.I. Fund	BlackRock High Yield V.I. Fund
BlackRock International V.I. Fund	BlackRock International V.I. Fund
BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund
BlackRock Government Money Market V.I. Fund	BlackRock Government Money Market V.I. Fund
BlackRock S&P 500 Index V.I. Fund	BlackRock S&P 500 Index V.I. Fund
BlackRock Total Return V.I. Fund	BlackRock Total Return V.I. Fund
BlackRock U.S. Government Bond V.I. Fund	BlackRock U.S. Government Bond V.I. Fund
Davis Value Portfolio	Davis Value Portfolio
Federated Managed Tail Risk Fund II	Federated Managed Tail Risk Fund II
Federated Kaufmann Fund II	Federated Kaufmann Fund II
Invesco V.I. Comstock Fund	Invesco V.I. Comstock Fund
Invesco V.I. Core Equity Fund	Invesco V.I. Core Equity Fund
MFS® Growth Series	MFS® Growth Series
TA Greystone International Growth	Transamerica Greystone International Growth VP
TA Legg Mason Dynamic Allocation – Balanced	Transamerica Legg Mason Dynamic Allocation – Balanced VP
TA Legg Mason Dynamic Allocation – Growth	Transamerica Legg Mason Dynamic Allocation – Growth VP
TA Managed Risk – Balanced ETF	Transamerica Managed Risk – Balanced ETF VP
TA Managed Risk – Conservative ETF	Transamerica Managed Risk – Conservative ETF VP
TA Managed Risk – Growth ETF	Transamerica Managed Risk – Growth ETF VP
TA Market Participation Strategy	Transamerica Market Participation Strategy VP
TA PIMCO Tactical – Balanced	Transamerica PIMCO Tactical – Balanced VP
TA PIMCO Tactical – Conservative	Transamerica PIMCO Tactical – Conservative VP
TA PIMCO Tactical – Growth	Transamerica PIMCO Tactical – Growth VP
TA QS Investors Active Asset Allocation – Conservative	Transamerica QS Investors Active Asset Allocation – Conservative VP
TA QS Investors Active Asset Allocation – Moderate	Transamerica QS Investors Active Asset Allocation – Moderate VP
TA QS Investors Active Asset Allocation – Moderate Growth	Transamerica QS Investors Active Asset Allocation – Moderate Growth VP
Total Return Portfolio	Total Return Portfolio
VP Ultra® Fund	VP Ultra® Fund

For a more detailed list of the available subaccounts, please refer to “Appendix A – Portfolios Associated with the Subaccounts”. More detailed information concerning the Funds available through this policy and their investment objectives, strategies, policies, risks, and expenses is contained in each Fund’s prospectus. Each year while you own the policy, we will send you the current Fund prospectuses or summary prospectuses. You may also obtain a prospectus for any of the Funds by contacting our Service Center. In addition, if you receive a summary prospectus for a Fund, you may obtain a full statutory prospectus by referring to the contact information for the Fund company on the cover page of the summary prospectus. Please read the current prospectus or summary prospectus for each of the Funds carefully before investing and retain them for future reference.

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The value of your policy at any point in time up to the annuity date is called your policy value. Before the annuity date, you are generally free to direct your policy value among the subaccounts as you wish. You may also withdraw all or part of your policy value. If you die before the annuity date, we pay a death benefit to your beneficiary.

We’ve designed this annuity as a long-term investment. If you withdraw money from the annuity too soon, you may incur substantial charges. In addition, any money you take out of the policy is subject to tax, and if taken before age 59  1/2 may also be subject to a 10% Federal penalty tax. For these reasons, you need to consider your current and short-term income needs carefully before you decide to buy the policy.

Although this Prospectus was primarily designed for potential purchasers of the policy, you are receiving this Prospectus as a current policy owner. As a current policy owner, you should note that the options, features and charges of the policy may vary over time, may vary depending on your state, and generally, you may not change your policy or its features as issued. For more information about the particular options, features, and charges applicable to you, please contact your Financial Advisor, refer to your policy, and/or note policy variations referenced throughout this Prospectus. Currently, this policy is not available for purchase.

What does this annuity cost?

We may impose a number of charges, including a deferred sales charge and a mortality and expense risk charge. We provide more details on these two charges as well as a description of all other charges later in the Prospectus.

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This Prospectus contains information about the policy and the Accounts that you should know before you invest. A Statement of Additional Information contains more information about the policy and the Accounts. We have filed this Statement of Additional Information, dated May 1, 2018, with the Securities and Exchange Commission. We incorporate this Statement of Additional Information by reference. If you want to obtain this Statement of Additional Information, simply call or write us at the phone number or address of our Service Center referenced earlier in this Prospectus. There is no charge to obtain it. The table of contents for this Statement of Additional Information appears at the end of this Prospectus.

The Securities and Exchange Commission (“SEC”) maintains a web site that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

The Securities and Exchange Commission has not approved these policies or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

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DEFINITIONS

accumulation unit: An index used to compute the value of the policy owner’s interest in a subaccount prior to the annuity date.

annuitant: The person on whose continuation of life annuity payments may depend.

annuity date: The date on which annuity payments begin. The annuity date must occur by the older annuitant’s 90th birthday.

beneficiary(s): The person(s) designated by you to receive payment upon the death of an owner prior to the annuity date.

Individual Retirement Account or Annuity (“IRA”): A retirement arrangement meeting the requirements of Section 408 of the Internal Revenue Code (“IRC”).

monthiversary: The same date of each month as the date on which the policy was issued.

net investment factor: An index used to measure the investment performance of a subaccount from one valuation period to the next.

nonqualified policy: A policy issued in connection with a retirement arrangement other than a qualified arrangement as described in the IRC.

policy anniversary: The same date each year as the date of issue of the policy.

policy year: The period from one policy anniversary to the day preceding the next policy anniversary.

qualified policy: A policy issued in connection with a retirement arrangement described under Section 403(b) or 408(b) of the IRC.

Service Center: Where you send correspondence, inquiries and transaction requests. You may contact the Service Center by mail at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001 or by phone at (800) 535-5549.

Roth Individual Retirement Account or Annuity (“Roth IRA Account”): A retirement arrangement meeting the requirements of Section 408A of the IRC.

tax sheltered annuity: A policy issued in connection with a retirement arrangement that receives favorable tax status under Section 403(b) of the IRC.

valuation period: The interval from one determination of the net asset value of a subaccount to the next. Net asset values are determined as of the close of trading on each day the New York Stock Exchange is open.

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CAPSULE SUMMARY OF THE POLICY

This capsule summary provides a brief overview of the policy. More detailed information about the policy can be found in the sections of this Prospectus that follow, all of which should be read in their entirety.

Policies issued in your state may provide different features and benefits from those described in this prospectus. This Prospectus provides a general description of the policies. Your actual policy and any endorsements are the controlling documents. If you would like to review a copy of the policy and endorsements, contact our Service Center.

The policy is available as a nonqualified policy or may be issued as an IRA in certain circumstances or purchased through an established IRA or Roth IRA custodial account with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”). The policy is currently not available to be issued in connection with a retirement arrangement under Section 403(b) of the Internal Revenue Code (i.e., a tax sheltered annuity policy). We no longer accept any additional contributions from any source to your 403(b) policy. In addition, we prohibit the issue of a 403(b) policy in an exchange for the 403(b) policy or custodial account of another provider. Federal law limits maximum annual contributions to qualified policies. Please note that if you purchase your policy through a custodial account, the owner of the policy will be the custodial account and the annuitant must generally be the custodial account owner.

A variable annuity provides for tax deferred growth potential. The tax advantages typically provided by a variable annuity are already available with tax-qualified plans, such as IRAs and Roth IRAs. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the policy (including the annuity income and death benefits), before you purchase the policy in a tax-qualified plan.

We offer other variable annuity policies that have different policy features, minimum premium amounts, fund selections, and optional programs. However, these other policies also have different charges that would affect your subaccount performance and policy values. To obtain more information about these other policies, contact our Service Center or your Financial Advisor.

For information concerning compensation paid for the sale of Policies, see “Other Information — Selling the Policy.”

Premiums

Generally, before the annuity date you can pay premiums as often as you like. The minimum initial premium is $5,000 for a nonqualified Policy and $2,000 for an IRA Policy. Subsequent premiums generally must each be $100 or more. We may refuse to issue a Policy or accept additional premiums under your Policy if the total premiums paid under all variable annuity policies issued by us or any other life insurance company affiliate, on your life (or the life of any older co-owner) exceed $1,000,000.

The Accounts

As you direct, we will put premiums into subaccounts of Account A and/or Account B corresponding to the Funds in which we invest your policy value. For the first 14 days following the date of issue, we put all premiums you’ve directed into Account A into the BlackRock Government Money Market V.I. Subaccount. After the 14 days, we will put the money into the Account A subaccounts you’ve selected. In Pennsylvania, we won’t wait 14 days. Instead, we will invest your premium immediately in the subaccounts you’ve selected. For policies issued in California, for policy owners who are 60 years of age or older, we will put all premiums in the BlackRock Government Money Market V.I. Subaccount for the first 35 days following the policy date, unless the policy owner directs us to invest the premiums immediately in other subaccounts. Currently, you may allocate premiums or policy value among 18 of the available subaccounts. Generally, within certain limits you may transfer Account A value periodically among Account A subaccounts.

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The Funds Available for Investment

The funds available under the policy are listed in Appendix A.

Fees and Charges

Mortality & Expense Risk Charge

We impose a mortality and expense risk charge to cover certain risks. The mortality portion compensates us for mortality risks we assume for the annuity payment and death benefit guarantees made under the policy. The expense portion compensates us for expense risks we assume if the policy maintenance and administration charges aren’t enough to cover all policy maintenance and administration expenses. The charge equals 1.25% annually for

Account A and 0.65% annually for Account B. We deduct it daily from the net asset value of the Accounts. This charge ends on the annuity date.

Sales Charge

We may impose a deferred sales charge only if you withdraw money from Account A. The maximum charge is 7% of premium withdrawn during the first year after that premium is paid. The charges decrease by 1% each year. After year seven, it’s 0%. We don’t impose a sales charge on withdrawals or surrenders from Account B. The sales charge applies to each subsequent premium payment, as well as the initial premium payment.

Administration Charge

We charge 0.10% annually to reimburse us for costs associated with the establishment and administration of the policy. We deduct this charge daily only from the net asset value of Account A. We don’t impose the charge on the assets of Account B. This charge ends on the annuity date.

Policy Maintenance Charge

We charge $40 for each policy at the end of each policy year and upon a full withdrawal to reimburse us for expenses related to maintenance of the policy. We waive this charge on all policies with a policy value of at least $50,000 on the policy anniversary and in certain circumstances where you own more than three policies. The charge ends on the annuity date.

Estate Enhancer Charge

If you elect the Estate Enhancer benefit, we impose an annual charge of 0.25% of the average of your policy values as of the end of each of the prior four policy quarters. A pro rata amount of this charge is collected upon termination of the rider or the policy. This charge ends on the annuity date.

Guaranteed Minimum Income Benefit Fee (“GMIB Fee”)

On the last business day of each month and upon termination of the Guaranteed Minimum Income Benefit Rider, we determine the amount of the GMIB Fee. We will deduct the GMIB Fee determined for each month within a calendar quarter (and upon termination of the Rider) from your Account A value on the last business day of each calendar quarter (and upon termination of the Rider). The amount of the GMIB Fee, how it is determined, and the circumstances under which it may be deducted are described under “Guaranteed Minimum Income Benefit.” We deduct this fee regardless of whether annuity payments under the GMIB would be higher than those provided under the policy. This fee ends on the annuity date.

Premium Taxes

On the annuity date we deduct a charge for any premium taxes imposed by a state. Premium tax rates vary from jurisdiction to jurisdiction. They currently range from 0% to 3.5%.

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Fund Expenses

You will bear the costs of advisory fees and operating expenses deducted from Fund assets.

You can find detailed information about fees and charges imposed on the policy under “Charges and Deductions”.

Transfers

Transfers Among Account A Subaccounts

Before the annuity date, you may transfer all or part of your Account A value among the subaccounts up to six times per policy year without charge. However, the AB Large Cap Growth Subaccount, BlackRock Managed Volatility V.I. Subaccount, BlackRock Equity Dividend V.I. Subaccount and the Invesco V.I. American Franchise Subaccount are closed to transfers of policy value from other subaccounts. You may make more than six transfers among available subaccounts during a policy year, but we may charge $25 per extra transfer. Currently, we do not charge a transfer fee, but reserve the right to do so. You may elect a Dollar Cost Averaging feature so that money you’ve put in the Account A BlackRock Government Money Market V.I. Subaccount is systematically transferred monthly into other Account A subaccounts you select without charge. We may impose additional restrictions on transfers. (“See Transfers — Disruptive Trading.”)

Transfers From Account A to Account B

Once each policy year, you may transfer from Account A to Account B all or a portion of the greater of any gain in account value and/or any premium no longer subject to a sales charge or 10% of premiums still subject to a sales charge (minus any premium already withdrawn or transferred). Additionally, we allow periodic transfers of all or a portion of the greater amount, determined at the time of each periodic transfer, on a monthly, quarterly, semi-annual or annual basis. You cannot make automatic transfers from Account A to Account B and systematic withdrawals from Account A in the same policy year.

This is the only amount you may transfer from Account A to Account B during a policy year. We impose no charge on this transfer. We don’t permit transfers from Account B to Account A.

Withdrawals

You can withdraw money from the policy. Withdrawals from Account A are generally subject to a sales charge (see “Sales Charge”). However, we won’t impose a sales charge to the extent that the withdrawals from Account A in a policy year do not exceed the “free withdrawal amount” determined as of the date we receive your withdrawal request. The “free withdrawal amount” equals the greater of (a) or (b) minus any premiums previously withdrawn or transferred during that policy year, where:

(a)	=	10% of total premiums paid into Account A that are subject to a contingent deferred sales charge; and
(b)	=	your gain in Account A plus premiums allocated to Account A that are not subject to a contingent deferred sales charge.

You may take your free withdrawals through lump sum withdrawals or the systematic withdrawal program. Through systematic withdrawals from Account A you may elect, once per policy year, for withdrawals to be paid on a monthly, quarterly, semi-annual or annual basis.

We don’t impose a sales charge on withdrawals from Account B.

Once each policy year you may use the automatic withdrawal program to withdraw the value in Account B on a monthly, quarterly, semi-annual, or annual basis. These automatic withdrawals are not subject to any sales charge (see “Withdrawals and Surrenders”).

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A withdrawal may have adverse tax consequences, including the imposition of a penalty tax on withdrawals prior to age 59  1/2. Withdrawals from tax sheltered annuities are restricted (see “Tax Information”).

Death Benefit

Regardless of investment experience, the policy provides a guaranteed minimum death benefit if a policy owner (or the annuitant if the policy has a non-natural owner) dies before the annuity date.

If you are under age 80 when the policy is issued, the death benefit equals the greatest of: premiums less adjusted withdrawals; the policy value; or the Maximum Anniversary Value. The Maximum Anniversary Value equals the greatest anniversary value for the policy. If you are age 80 or over when the policy is issued, the death benefit equals the greater of premiums less adjusted withdrawals or the policy value.

In all states except Washington, Illinois, and Minnesota, policy owners may elect the Estate Enhancer benefit for an additional annual charge. The Estate Enhancer benefit is an optional rider that pays, on the death of an owner, a benefit that provides proceeds that may be used to defray some or all of the expenses attributable to death benefit proceeds paid under the policy. The Estate Enhancer benefit provides coverage in addition to the policy’s guaranteed minimum death benefit. The Estate Enhancer benefit is not available if you are age 76 or older. If you elect the Estate Enhancer benefit, you cannot cancel it.

You can find more detailed information about the death benefit and the Estate Enhancer benefit, and how they are calculated, including age limitations that apply, under “Death Benefit”.

If you purchased your policy prior to December 13, 2002, your guaranteed minimum death benefit was calculated in a different manner. Please refer to your policy.

The payment of a death benefit may have tax consequences (see “Tax Information”).

Annuity Payments

Annuity payments begin on the annuity date and are made under the annuity option you select. When you buy the policy, the annuity date for nonqualified policies is the older annuitant’s 90th birthday. If your Policy is owned by the type of non-natural person (i.e., a corporation or a non-grantor trust) that does not receive tax deferral, the annuity date is the annuitant’s 85th birthday. The annuity date for IRA policies or tax sheltered annuity policies is generally when the owner/annuitant reaches age 70  1/2.

Details about the annuity options available under the policy can be found under “Annuity Options”.

Annuity payments may have tax consequences (see “Tax Information”).

All guaranteed benefit riders under the policy terminate when annuity payments begin or on the maturity date. The only benefits that remain include the guarantees provided under the terms of the annuity option.

Guaranteed Minimum Income Benefit

For an additional annual fee, you may elect the Guaranteed Minimum Income Benefit (“GMIB”). The GMIB is an optional rider that provides the option to receive payment of guaranteed minimum monthly fixed income during the lifetime of the annuitant, subject to certain conditions. See “Guaranteed Minimum Income Benefit”.

Right to Review

When you receive the policy, review it carefully to make sure it is what you intended to purchase. Generally, within ten days after you receive the policy, you may return it for a refund. The policy will then be deemed void. Some states allow a longer period of time to return the policy, particularly if the policy is replacing another policy. To receive a refund, return the policy along with your letter of instruction to our Service Center or to the Financial

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Advisor who sold it. We will then refund the greater of all premiums paid into the policy or the policy value as of the date we receive your returned policy. For policies issued in Pennsylvania, we will refund the policy value as of the date we receive your returned policy. For policies issued in California to policy owners who are 60 years of age or older and who directed us to invest the premiums immediately in subaccount(s) other than the BlackRock Government Money Market V.I. Subaccount, we will refund the policy value as of the date we receive your returned policy.

Replacement of Policies

Generally, it is not advisable to purchase a policy as a replacement for an existing annuity policy. You should replace an existing policy only when you determine that the policy is better for you. You may have to pay a surrender charge on your existing policy, and the policy will impose a new surrender charge period. Before you buy a policy, ask your Financial Advisor if purchasing a policy could be advantageous, given the policy’s features, benefits, and charges.

You should talk to your tax advisor to make sure that this purchase will qualify as a tax-free exchange. If you surrender your existing policy for cash and then buy the policy, you may have to pay Federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the policy until we have received the initial premium from your existing insurance company, the issuance of the policy may be delayed.

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FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer policy value between the subaccounts. State premium taxes may also be deducted.

Policy Owner Transaction Expenses

Sales Load Imposed on Premiums	None
Contingent Deferred Sales Charge (as a % of premium withdrawn)[1]	7%
Transfer Fee[2]	$25

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses. This table also includes the charges you would pay if you added optional riders to your policy.

Periodic Charges Other Than Fund Expenses

Annual policy Maintenance Charge[3]	$40
Separate Account Annual Expenses (as a % of average Separate Account value)
Account A:
Mortality and Expense Risk Charge	1.25%
Administration Charge	0.10%

Total Account A Annual Expenses	1.35%
Account B:
Mortality and Expense Risk Charge	0.65%
Administration Charge	0.00%

Total Account B Annual Expenses	0.65%
Annual Charges for Optional Riders
Estate Enhancer Charge[4]	0.25%
Guaranteed Minimum Income Benefit[5]	0.50%

[1]	The contingent deferred sales charge decreases by 1% annually to 0% after seven years for each premium payment made, as follows:

Complete Years Elapsed Since Payment of Premium	Charge as a Percentage of Premium Withdrawn
0 years	7%
1 year	6%
2 years	5%
3 years	4%
4 years	3%
5 years	2%
6 years	1%
7 or more years	0%

[2]	There is no charge for the first 6 transfers in a policy year. We currently do not, but may in the future, charge a $25 fee on all subsequent transfers. These rules apply only to transfers among Account A subaccounts. They do not apply to transfers from Account A to Account B. No transfers may be made from Account B.

[3]	The policy maintenance charge will be assessed per policy annually at the end of each policy year if the policy value is less than $50,000 and upon surrender if other than on the policy anniversary.

[4]	The Estate Enhancer charge will be assessed annually at the end of each policy year based on the average of your policy values as of the end of each of the prior four policy quarters. We also impose a pro rata amount of this charge upon surrender, annuitization, death, or termination of the Rider. We won’t deduct this charge after the annuity date.

[5]	The figure shown is an annualized percentage of the GMIB Benefit Base. The GMIB charge will be deducted from your Account A value at the end of each calendar quarter based on the GMIB Benefit Base as of the last business day of each month within the calendar quarter. We will also deduct a pro rata amount of this fee upon termination of the Rider. We won’t deduct this fee after the annuity date. For policies issued before October 16, 2004, the GMIB charge was, and remains, 0.40%.

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The next table shows the Fund fees and expenses that you may pay periodically during the time that you own the policy. The table shows the minimum and maximum total operating expenses of the Fund for the fiscal year ended December 31, 2017. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Range of Expenses for the Funds[6]	Minimum	Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)	0.46%	1.74%

[6]	The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2017 or estimated for the current year. Current or future expenses may be greater or less than those shown. The investment adviser for certain Funds may policy or voluntarily reimburse or waive Fund expenses. For more information about these arrangements, consult the prospectuses for the Funds.

Example

This Example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include policy Owner Transaction Expenses, the Annual policy Maintenance Charge, Separate Account Annual Expenses (assuming you are invested in Account A), the Estate Enhancer charge, the GMIB fee, and Annual Fund Operating Expenses.

The Example assumes that you invest $10,000 in the policy for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum and minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender the policy at the end of the applicable time period:

Assuming the maximum fees and expenses of any Fund, your costs would be:

1 year	3 years	5 years	10 years
$1028	$1655	$2299	$4193

Assuming the minimum fees and expenses of any Fund, your costs would be:

1 year	3 years	5 years	10 years
$909	$1296	$1689	$2991

(2)	If you annuitize or remain invested in the policy at the end of the applicable time period:

Assuming the maximum fees and expenses of any Fund, your costs would be:

1 year	3 years	5 years	10 years
$390	$1188	$2013	$4193

Assuming the minimum fees and expenses of any Fund, your costs would be:

1 year	3 years	5 years	10 years
$262	$810	$1389	$2991

The Examples reflect the $40 policy maintenance charge as 0.040% of average assets. They assume the Estate Enhancer benefit and GMIB Rider are elected. They reflect the annual charge of 0.25% of the average policy value at the end of the four prior policy quarters for the Estate Enhancer benefit, and the fee for the GMIB Rider at an annual rate of 0.50% of the GMIB Benefit Base determined monthly and deducted quarterly from your Account A value. Contractual waivers and reimbursements are reflected in the first year of the example, but not in subsequent years. See the “Charges and Discussions” section in this Prospectus and the Fund prospectuses for a further discussion of fees and charges.

The examples should not be considered a representation of past or future expenses or annual rates of return of any Fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples.

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Condensed financial information containing the accumulation unit value history appears at the end of this Prospectus.

YIELDS AND TOTAL RETURNS

From time to time, we may advertise yields, effective yields, and total returns for the subaccounts. These figures are based on historical earnings and do not indicate or project future performance. We may also advertise performance of the subaccounts in comparison to certain performance rankings and indices. More detailed information on the calculation of performance information appears in the Statement of Additional Information.

Effective yields and total returns for a subaccount are based on the investment performance of the corresponding Fund. Fund expenses influence Fund performance.

The yields of the Account A BlackRock Government Money Market V.I. Subaccount and the Account B BlackRock Government Money Market V.I. Subaccount refer to the annualized income generated by an investment in each subaccount over a specified 7-day period. The yield is calculated by assuming that the income generated for that 7-day period is generated each 7-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of an Account A subaccount (besides the Account A BlackRock Government Money Market V.I. Subaccount) refers to the annualized income generated by an investment in the subaccount over a specified 30-day or one month period. The yield is calculated by assuming the income generated by the investment during that 30-day or one-month period is generated each period over 12 months and is shown as a percentage of the investment.

The average annual total return of a subaccount refers to return quotations assuming an investment has been held in each subaccount for 1, 5 and 10 years, or for a shorter period, if applicable. The average annual total returns represent the average compounded rates of return that would cause an initial investment of $1,000 to equal the value of that investment at the end of each 1, 5 and 10-year period. These percentages include any sales charge that would apply if you terminated the policy at the end of each period indicated, but exclude any deductions for premium taxes.

We may also advertise or present yield or total return performance information computed on different bases, but this information will always be accompanied by average annual total returns for the corresponding subaccounts. For example, we may present total return information that doesn’t reflect a deduction for the sales charge. This presentation assumes that an investment in the policy will extend beyond the period when the sales charge applies, consistent with the long term investment and retirement objectives of the policy. We may also advertise total return performance information for the Funds. We may also present total return performance information for a subaccount for periods before the date the subaccount commenced operations. If we do, we’ll base performance of the corresponding Fund as if the subaccount existed for the same periods as those indicated for the corresponding Fund, with a level of fees and charges equal to those currently imposed under the policies. We may also present total performance information for a hypothetical policy assuming allocation of the initial premium to more than one subaccount or assuming monthly transfers from the Account A BlackRock Government Money Market V.I. Subaccount to designated subaccounts under a dollar cost averaging program. This information will reflect the performance of the affected subaccounts for the duration of the allocation under the hypothetical policy. It will also reflect the deduction of charges described above except for the sales charge. This information may also be compared to various indices.

Advertising and sales literature for the policies may also compare the performance of the subaccounts and Funds to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, with investment objectives similar to each of the Funds corresponding to the subaccounts. Performance information may also be based on rankings by services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

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Advertising and sales literature for the policies may also compare the performance of the subaccounts to various indices measuring market performance. These unmanaged indices assume the reinvestment of dividends, but do not reflect any “deduction” for the expense of operating or managing an investment portfolio.

Advertising and sales literature for the policies may also contain information on the effect of tax deferred compounding on subaccount investment returns, or returns in general. The tax deferral may be illustrated by graphs and charts and may include a comparison at various points in time of the return from an investment in a policy (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis.

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

Transamerica Advisors Life Insurance Company was incorporated under the laws of the State of Washington on January 27, 1986. It was re-domesticated to the State of Arkansas on August 30, 1991. It is engaged in the sale of life insurance and annuity products. On December 28, 2007, the Company became an indirect wholly owned subsidiary of Aegon USA, Inc., now Aegon USA, LLC (“Aegon USA”). On December 31, 2015 Aegon USA merged into Transamerica Corporation and is a wholly-owned direct subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of the Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. Prior to July 1, 2010, the Company was known as Merrill Lynch Life Insurance Company. The Company was formerly an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. (“Merrill Lynch”), a corporation whose common stock is traded on the New York Stock Exchange.

THE ACCOUNTS

You may direct premiums into one or both of two segregated investment accounts available to the policy (the “Accounts”). The Merrill Lynch Life Variable Annuity Separate Account A (“Account A”) offers through its subaccounts a variety of investment options. Each option has a different investment objective. The Merrill Lynch Life Variable Annuity Separate Account B (“Account B”) offers a money market investment through its subaccount.

We established the Accounts on August 6, 1991. They are governed by Arkansas law, our state of domicile. They are registered with the Securities and Exchange Commission as unit investment trusts under the Investment Company Act of 1940. Each account meets the definition of a separate account under the Federal securities laws. The Accounts’ assets are segregated from all of our other assets.

Segregation of Account Assets

Obligations to policy owners and beneficiaries that arise under the policy are our obligations. We own all of the assets in the Accounts. Each Account’s income, gains, and losses, whether or not realized, derived from Account assets are credited to or charged against the Account without regard to our other income, gains or losses. The assets in each Account will always be at least equal to the reserves and other liabilities of the Account. If an Account’s assets exceed the required reserves and other policy liabilities, we may transfer the excess to our general account. Under Arkansas insurance law the assets in each Account, to the extent of its reserves and liabilities, may not be charged with liabilities arising out of any other business we conduct nor may the assets of either Account be charged with any liabilities of the other Account.

Subaccount Investments

The subaccount available through Account B invests in the BlackRock Government Money Market V.I. Fund, which is also available through a subaccount in Account A. Subaccounts previously available through Account A (the AB Large Cap Growth Subaccount, BlackRock Managed Volatility V.I. Subaccount, BlackRock Equity Dividend V.I. Subaccount and the Invesco V. I. American Franchise Subaccount) are closed to allocations of new premiums and incoming transfers of policy value. All subaccounts invest in a corresponding portfolio of the the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Invesco V.I. Funds”); the AB Variable

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Products Series Fund, Inc. (the “AB Fund”); the American Century Variable Portfolios, Inc. (the “American Century Portfolios”); BlackRock Variable Series Funds, Inc. (the “BlackRock Variable Funds”); the Davis Variable Account Fund, Inc. (the “Davis Fund”); the Federated Insurance Series (the “Federated Series”); the MFS®Variable Insurance TrustSM (the “MFS Trust”); the PIMCO Variable Insurance Trust (the “PIMCO VIT Trust”); Transamerica Series Trust (the “Transamerica Trust”). Additional subaccounts may be added or closed in the future.

Although the investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment adviser, subadviser, manager, or sponsor, nevertheless, we do not represent or assure that the investment results will be comparable to any other portfolio, even where the investment adviser, subadviser, or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all of these reasons, you should expect investment results to differ. In particular, certain funds available only through the policy have names similar to funds not available through the policy. The performance of a fund not available through the policy should not be indicative of performance of the similarly named fund available through the policy.

INVESTMENTS OF THE ACCOUNTS

General Information and Investment Risks

Information about investment objectives, management, policies, restrictions, expenses and all other aspects of fund operations can be found in the Funds’ prospectuses and Statements of Additional Information. Read these carefully before investing. Fund shares are currently sold to our separate accounts as well as separate accounts of Transamerica Financial Life Insurance Company (an indirect wholly owned subsidiary of Transamerica Corporation), and insurance companies affiliated or not affiliated with us, to fund benefits under certain variable annuity and variable life insurance policies. Shares of these funds may be offered in the future to certain pension or retirement plans.

Generally, you should consider the Funds as long-term investments and vehicles for diversification, but not as a balanced investment program. Many of these Funds may not be appropriate as the exclusive investment to fund a policy for all policy owners. The Fund prospectuses also describe certain additional risks, including investing on an international basis or in foreign securities and investing in lower rated or unrated fixed income securities. There is no guarantee that any Fund will be able to meet its investment objectives. Meeting these objectives depends upon future economic conditions and upon how well fund management anticipates changes in economic conditions.

The Funds

The funds available under the policy are listed in Appendix A.

Certain Payments We Receive With Regard to the Funds

We (and our affiliates) may directly or indirectly receive payments, which may be significant, from the Funds, their advisers, subadvisers, distributors, or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive two types of payments:

•	Rule 12b-1 and Shareholder Service Fees. We receive 12b-1 or shareholder service fees from some Funds. These fees are deducted from the assets of the Funds and decrease the Funds’ investment returns. The percentages differ, and some Funds may pay more than others. Currently, these fees annually range from 0.0% to 0.35% of the average daily assets of the Funds attributable to the policy and to certain other variable insurance policies that we and our affiliates issue. We may continue to receive 12b-1 or shareholder service fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we or our affiliates provide.

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•	Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, subadviser, and/or distributor (or affiliates thereof) of the Funds may make payments to us and/or our affiliates. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the policy and, in our role as an intermediary, the Funds. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. policy owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds’ prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the particular Funds attributable to the policy and to certain other variable insurance policies that we and our affiliates issue. These percentages differ, and some advisers (or affiliates) may pay more than others. These percentages currently range from 0.0% to 0.381% annually.

The combined percentages we receive with regard to each Fund currently range from 0.00% to 0.381% annually. Proceeds from these payments by the Funds, the advisers, the subadvisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the policy, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the Funds. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the policies, see “Other Information – Selling the policy” in this prospectus.

Selection of Underlying Funds

We select the underlying Funds offered through this policy based on several criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and/or the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund’s adviser is one of our affiliates or whether the Fund, its adviser, or an affiliate makes payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive With Regard to the Funds.” We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of policy value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from policy owners.

You are responsible for choosing the subaccounts and the amounts allocated to each,that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Funds that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi/annual reports. After you select subaccounts for your initial premium payment, you should monitor and periodically reevaluate your allocations to determine if they are still appropriate.

The Company does not provide investment advice and does not recommend or endorse any particular underlying Fund. You bear the risk of any decline in the policy value of your policy resulting from the performance of the Funds you have chosen.

Purchases and Redemptions of Fund Shares; Reinvestment

The Accounts will purchase and redeem shares of the Funds at net asset value to provide benefits under the policy. Fund distributions to the Accounts are automatically reinvested at net asset value in additional shares of the Funds.

Material Conflicts, Substitution of Investments and Changes to Accounts

The Funds sell their shares to our separate accounts in connection with variable annuity and/or variable life insurance products, and may also sell their shares to separate accounts of affiliated and/or unaffiliated insurance companies. Certain Funds may also offer their shares to pension and retirement plans and to “fund of funds” (open-end management investment companies, or series thereof, that offer their shares exclusively to insurance companies, their separate accounts, and/or to qualified plans).

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It is conceivable that material conflicts could arise as a result of both variable annuity and variable life insurance separate accounts investing in the Funds. Although no material conflicts are foreseen, the participating insurance companies will monitor events in order to identify any material conflicts between variable annuity and variable life insurance policy owners to determine what action, if any, should be taken. Material conflicts could result from such things as (1) changes in state insurance law, (2) changes in Federal income tax law or (3) differences between voting instructions given by variable annuity and variable life insurance policy owners. If a conflict occurs, we may be required to eliminate one or more subaccounts of Account A or Account B or substitute a new subaccount. In responding to any conflict, we will take the action we believe necessary to protect our policy owners.

We may substitute a different investment option for any of the current Funds. A substitution may become necessary if, in our judgment, a portfolio no longer suits the purposes of the policies or for any other reason in our sole discretion. This may happen due to a change in laws or regulations, or a change in a portfolio’s investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. A substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing policy value or the future premium payments, or both for some or all classes of policies. Furthermore, we may close subaccounts to allocation of new premium payments or incoming transfers of policy value, or both, for some or all classes of policies at any time in our sole discretion. However, before any such substitution, we would obtain any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any substitutions.

We may also add new subaccounts to either Account, eliminate subaccounts in either Account, deregister either or both of the Accounts under the Investment Company Act of 1940 (the “1940 Act”), make any changes required by the 1940 Act, operate either or both Accounts as a managed investment company under the 1940 Act or any other form permitted by law, transfer all or a portion of the assets of a subaccount or account to another subaccount or account pursuant to a combination or otherwise, and create new accounts. Before we make certain changes, we may need approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.

CHARGES AND DEDUCTIONS

We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the policies. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits. For example, the sales charge may not fully cover all of the sales and distribution expenses we actually incur, and we may use proceeds from other charges, including the mortality and expense risk charge, in part to cover such expenses.

Mortality and Expense Risk Charge

We impose a mortality and expense risk charge on the Accounts. It equals 1.25% annually for Account A and 0.65% annually for Account B. We deduct it daily from the net asset value of the Accounts prior to the annuity date. Of this amount, 0.75% annually for Account A and 0.35% annually for Account B is attributable to mortality risks we assume for the annuity payment and death benefit guarantees made under the policy. These guarantees include making annuity payments which won’t change based on our actual mortality experience, and providing a guaranteed minimum death benefit under the policy.

The remaining portion of the charge, 0.50% annually for Account A and 0.30% annually for Account B, is attributable to expense risks we assume should the policy maintenance and administration charges be insufficient to cover all policy maintenance and administration expenses.

The mortality and expense risk charge is greater for Account A than for Account B because a greater guaranteed death benefit and higher administrative expenses are attributable to Account A. If this charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss.

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If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses. The charge will never increase.

Sales Charge

When Imposed

We may impose a contingent deferred sales charge on withdrawals and surrenders from Account A. We don’t impose the charge on withdrawals or surrenders from Account B. This charge is for expenses relating to the sale of the policy, such as commissions, preparation of sales literature, and other promotional activity. We impose the charge only on premium withdrawn from Account A held for less than seven years. Each premium, whether initial or subsequent, is subject to a decreasing sales charge up to the seventh year after the premium is paid, in accordance with the schedule below. However, where permitted by state regulation, up to 10% of this premium can be accessed without a sales charge if withdrawn through systematic withdrawals from Account A. (See “Withdrawals and Surrenders”.) In addition, where permitted by state regulation, we won’t impose a contingent deferred sales charge on any premium withdrawn from policies purchased by our employees or our affiliates or from policies purchased by the employees’ spouses or dependents.

Amount of Charge

The maximum charge is 7% of the premium withdrawn during the first year after that premium is paid. The charge decreases by 1% annually to 0% after year seven for that premium, as shown below.

Number of Complete Years Elapsed	Contingent Deferred
Since Premium Was Paid	Sales Charge
0	7%
1	6%
2	5%
3	4%
4	3%
5	2%
6	1%
7	0%

The charge is calculated on total premiums withdrawn from Account A. If, however, your account value at the time of withdrawal is less than your premiums paid in, the charge is based on your account value. Gain in account value is never subject to this sales charge. We make withdrawals of any “free withdrawal amount” in any policy year as if gain is withdrawn first, followed by premiums. Withdrawals in excess of the “free withdrawal amount” will be effected as if premiums are withdrawn first. Premiums are assumed to be withdrawn on a first-in, first-out (“FIFO”) basis. The example below explains this charge.

How The Sales Charge Works

If you made a $5,000 premium payment to Account A and withdrew the entire $5,000 three years later, we would impose a 4% charge on the $5,000 withdrawal. If you had made a $5,000 premium payment to Account A and due to negative investment experience only $4,500 remained in Account A when you withdrew it three years later, we would impose a 4% charge only on $4,500 of the original premium. If instead the $5,000 premium payment you made to Account A grew to $6,000 due to positive investment experience, and you withdrew $600 of gain in account value three years later, and thereafter withdrew the remaining $5,400 in a subsequent withdrawal that same year, we would not impose a contingent deferred sales charge on the $600 withdrawn (as it represents gain, and not premium) and we would impose a 4% contingent deferred sales charge only on $5,000 of the $5,400 subsequent withdrawal (as $400 of that amount represents gain).

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How Deducted

We deduct the charge on a pro rata basis from among the subaccounts you’re invested in, based on the ratio of your subaccount value to your Account A value. Amounts deducted to cover this charge do not incur any separate surrender charges. The example below shows how this works.

Pro Rata Deductions

Kim Investor’s Retirement Plus®policy has a current account value of $100,000. $60,000 is in the BlackRock Basic Value V.I. Subaccount, and $40,000 is in the BlackRock Capital Appreciation V.I. Subaccount. Kim withdraws $20,000 from the policy, and the entire $20,000 is subject to a 7% sales charge ($1,400). Accordingly, $840—60% of $1,400—is deducted from the BlackRock Basic Value V.I. Subaccount and $560—40% of $1,400—is deducted from the BlackRock Capital Appreciation V.I. Subaccount.

(See “Withdrawals and Surrenders” and “Accumulation Units” for a discussion of the effect the deduction of this charge will have on the number of accumulation units credited to a policy.)

Administration Charge

We charge 0.10% annually to reimburse us for costs associated with the establishment and administration of the policy. We deduct the charge daily only from the net asset value of Account A prior to the annuity date. We don’t impose the charge on the assets in Account B. This charge covers such expenses as optional policy transactions (for example, processing transfers and Dollar Cost Averaging transactions). This charge will never increase.

Policy Maintenance Charge

We charge $40 for each policy each year to reimburse us for expenses related to maintenance of the policy. These expenses include issuing policies, maintaining records, and performing accounting, regulatory compliance, and reporting functions. We deduct this charge from your policy value at the end of each policy year that occurs on or before the annuity date. We won’t deduct it after the annuity date. We also deduct the charge if you surrender the policy on any date besides a policy anniversary. We deduct the charge on a pro rata basis from among all subaccounts in which your policy value is invested. The policy maintenance charge will never increase.

We’ll waive this charge on all policies with a policy value equal to or greater than $50,000 on the date the charge would normally be deducted. Currently, a policy owner of three or more of these policies will be assessed no more than $120 in policy maintenance charges annually. We reserve the right to change this limit at any time.

Estate Enhancer Charge

If you elect the Estate Enhancer benefit, we deduct a charge at the end of each policy year equal to 0.25% annually of the average of the policy values as of the end of each of the prior four policy quarters. We won’t deduct this charge after the annuity date. We will impose a pro rata amount of this charge upon surrender, annuitization, death or termination of the rider between policy anniversaries. We deduct this charge regardless of whether the Estate Enhancer benefit has any value.

GMIB Fee

If you elect the GMIB, we will charge a fee that compensates us for the risks we assume in providing this benefit. We will deduct the fee from Account A at the end of each calendar quarter and upon termination of the GMIB Rider. On the last business day of each month or upon termination of the GMIB Rider, we will determine a fee of 0.50% of the GMIB Benefit Base divided by 12. (For policies issued before October 16, 2004, we will use 0.40% of the GMIB Benefit Base divided by 12.) The sum of the fees for each month during a calendar quarter and for any

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termination during a calendar quarter will be deducted from your Account A value on the last business day of that calendar quarter or on the termination date, if earlier. The GMIB Fee will be reduced proportionally for any month in which the GMIB Rider terminates prior to the last business day of that month or was not in effect as of the last business day of the prior month. The GMIB Fee is withdrawn from each subaccount of Account A in the same proportion that your value in each subaccount of Account A bears to your total Account A value on the date it is withdrawn. We do not deduct the GMIB Fee after the annuity date. We deduct this fee regardless of whether annuity payments under the GMIB would be higher than those provided under the policy.

Other Charges

Transfer Charges

You may make up to six transfers among Account A subaccounts per policy year without charge. If you make more than six, we may, but currently do not, charge you $25 for each extra transfer. (See “Transfers”.)

Tax Charges

We reserve the right, subject to any necessary regulatory approval, to charge for assessments or Federal premium taxes or Federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. We also reserve the right to deduct from the Accounts any taxes imposed on the Accounts’ investment earnings. (See “Tax Status of the policy”.)

Fund Expenses

In calculating net asset values, the Funds deduct advisory fees and operating expenses from assets. (See “Fee Table”.) Information about those fees and expenses also can be found in the prospectuses for the Funds, and in the applicable Statement of Additional Information for each Fund.

Premium Taxes

Various states impose a premium tax on annuity premiums when they are received by an insurance company. In other jurisdictions, a premium tax is paid on the policy value on the annuity date.

Premium tax rates vary from jurisdiction to jurisdiction and currently range from 0% to 3.5%. Although we pay these taxes when due, we won’t deduct them from your policy value until the annuity date. In those jurisdictions that do not allow an insurance company to reduce its current taxable premium income by the amount of any withdrawal, surrender or death benefit paid, we will also deduct a charge for these taxes on any withdrawal, surrender or death benefit paid under the policy. Premium tax rates are subject to change by law, administrative interpretations, or court decisions. Premium tax amounts will depend on, among other things, the policy owner’s state of residence, our status within that state, and the premium tax laws of that state.

FEATURES AND BENEFITS OF THE POLICY

As we describe the policy, we will often use the word “you”. In this context “you” means “policy owner”.

Ownership of The Policy

The policy owner is entitled to exercise all rights under the policy. Unless otherwise specified, the purchaser of the policy will be the policy owner. The policy can be owned by a trust or a corporation. However, special tax rules apply to policies owned by “non-natural persons” such as corporations and certain types of “non-grantor” trusts. You should consult your tax advisor if the annuity will be owned by a “non-natural person.” If you are a human being, you are considered a “natural person.” You may designate a beneficiary. If you die, the beneficiary will receive a death benefit. You may also designate an annuitant. You may change the annuitant at any time prior to the annuity date. If you don’t select an annuitant, you are the annuitant. If the policy is an IRA, the owner must be the annuitant. Please note that if you purchase your policy through a custodial account, the owner of the policy will be the custodial account and the annuitant must generally be the custodial account owner.

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If a non-natural person owns the policy and changes the annuitant, the Internal Revenue Code (IRC) requires us to treat the change as the death of a policy owner. We will then pay the beneficiary the policy value, less any applicable fees and charges.

Only spouses may be co-owners of the policy, except in Pennsylvania, New Jersey, and Oregon. When the policy is issued in exchange for another policy that was co-owned by non-spouses, the policy will be issued with non-spousal co-owners. When co-owners are established, they exercise all rights under the policy jointly unless they elect otherwise. Co-owner spouses must each be designated as beneficiary for the other in order for the surviving spouse, if eligible, to continue the policy under the spousal continuation provision upon the death of the other spousal co-owner. Co-owner spouses may also designate a contingent beneficiary to receive benefits on the surviving spouse co-owner’s death. The surviving spouse may later name a new beneficiary, provided the original “contingent beneficiary” designation is not irrevocable. Qualified policies may not have co-owners. (See “Spousal Continuation” later in this Prospectus.)

Please note that non-spousal co-owners in Pennsylvania, New Jersey and Oregon are not able to continue the policy or any guaranteed benefit, such as the GMIB, if one co-owner dies during the accumulation phase. Federal tax law requires that any death proceeds be fully distributed, generally within five years of death, in accordance with IRC Section 72(s).

You may assign the policy to someone else by giving notice to our Service Center unless not permitted by law in your state. Please refer to your policy. Only complete ownership of the policy may be assigned to someone else. You can’t do it in part. An assignment to a new owner cancels all prior beneficiary designations except a prior irrevocable beneficiary designation. Assignment of the policy may have tax consequences or may be prohibited on certain qualified policies, so you should consult with a qualified tax advisor before assigning the policy. (See “Tax Information”.)

Issuing the Policy

Issue Age

You can buy a nonqualified policy if you (or any co-owner) are less than 90 years old. Annuitants on nonqualified policies must also be less than 90 years old when we issue the policy. For qualified policies (owned by natural persons), the policy owner and annuitant must be the same person. policy owners and annuitants on qualified policies must be less than 70  1/2 years old when we issue the policy, unless certain exceptions are met. To elect the GMIB Rider, the annuitant (and any co-annuitant) must be 75 years old or younger on the date of issue of the policy. The policy is currently not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing tax sheltered annuity policies.

If you change the owner, the new owner must be younger than the maximum age for a newly issued policy.

Information We Need To Issue The Policy

Before we issue the policy, we need certain information from you. We may require you to complete and return certain documents in certain circumstances, such as when the policy is being issued to replace, or in exchange for, another annuity or life insurance policy. Once we review and approve the documents or the information provided, and you pay the initial premium, we’ll issue a policy. The date we do this is called the date of issue. Generally, we’ll do this and invest the premium within two business days of our receiving your premium. If we haven’t received necessary information within five business days, we will return the premium and no policy will be issued.

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Right to Review

When you receive the policy, review it carefully to make sure it is what you intended to purchase. Generally, within ten days after you receive the policy, you may return it for a refund. The policy will then be deemed void. Some states allow a longer period of time to return the policy, particularly if the policy is replacing another policy. To receive a refund, return the policy along with your letter of instruction to our Service Center or to the Financial Advisor who sold it. We will then refund the greater of all premiums paid into the policy or the policy value as of the date we receive your returned policy. For policies issued in Pennsylvania, we will refund the policy value as of the date we receive your returned policy. For policies issued in California to policy owners who are 60 years of age or older and who directed us to invest the premiums immediately in subaccount(s) other than the BlackRock Government Money Market V.I. Subaccount, we will refund the policy value as of the date we receive your returned policy.

Premiums

Minimum and Maximum Premiums

The initial premium payment must be $5,000 or more on a nonqualified policy and $2,000 or more on an IRA policy. Subsequent premium payments generally must each be $100 or more. You can make them at any time before the annuity date. We may refuse to accept additional premiums under your policy if the total premiums paid under all variable annuity policies issued by us or any other life insurance company affiliate, on your life (or the life of any older co-owner) exceed $1,000,000. Maximum annual contributions to qualified policies are limited by Federal law. We reserve the right to reject premium payments for any other reason.

How to Make Payments

You must either pay premiums directly to our Service Center at the address printed on the first page of this Prospectus or have money transferred from your MLPF&S brokerage account.

Third Party Checks

We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to Transamerica Advisors Life Insurance Company, however, in some circumstances, at our discretion we may accept third party checks that are from rollovers or transfers from other financial institutions. Any third party checks not accepted by our company will be returned.

Premium Investments

For the first 14 days following the date of issue, we’ll hold all premiums directed into Account A in the BlackRock Government Money Market V.I. Subaccount. After the 14 days, we’ll reallocate the account value to the Account A subaccounts you selected. In Pennsylvania, we’ll invest all premiums as of the date of issue in the subaccounts you selected. For policies issued in California, for policy owners who are 60 years of age or older, we will put all premiums in the BlackRock Government Money Market V.I. Subaccount for the first 35 days following the policy date, unless the policy owner directs us to invest the premiums immediately in other subaccounts. We’ll place premiums directed into Account B in the BlackRock Government Money Market V.I. Subaccount on the date of issue. We’ll place subsequent premiums allocated to Account B in the BlackRock Government Money Market V.I. Subaccount as of the end of the valuation period in which our Service Center receives them.

Currently, you may allocate your premium among 18 of the available subaccounts. Allocations must be made in whole numbers. For example, 12% of a premium received may be allocated to the BlackRock Total Return V.I. Subaccount, 58% allocated to the BlackRock High Yield V.I. Subaccount, and 30% allocated to the BlackRock Advantage Large Cap Core V.I. Subaccount. However, you may not allocate 33 1/3% to the BlackRock Total Return V.I.

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Subaccount and 66 2/3% to the BlackRock High Yield V.I. Subaccount. If we don’t get allocation instructions when we receive subsequent premiums, we will allocate those premiums according to the allocation instructions we have on file. We reserve the right to modify the limit on the number of subaccounts to which future allocations may be made.

Accumulation Units

Each subaccount has a distinct value, called the accumulation unit value. The accumulation unit value for a subaccount varies daily with the performance and expenses of the corresponding fund. We use this value to determine the number of subaccount accumulation units represented by your investment in a subaccount.

How Are My Policy Transactions Priced?

We calculate an accumulation unit value for each subaccount at the close of business on each day that the New York Stock Exchange is open. Transactions are priced, which means that accumulation units in your policy are purchased (added to your policy) or redeemed (taken out of your policy), at the unit value next calculated after our Service Center receives notice of the transaction. For premium payments and transfers into a subaccount, units are purchased. For payment of policy proceeds (i.e., partial withdrawals, surrenders, annuitization, and death benefits), transfers out of a subaccount, and deduction for the policy maintenance charge, any sales charge, any Estate Enhancer charge, any GMIB fee, any transfer charge, and any premium taxes due, units are redeemed.

How Do We Determine The Number of Units?

We determine the number of accumulation units purchased by dividing the dollar value of the premium payment or the amount transferred into the subaccount by the value of one accumulation unit for that subaccount for the valuation period in which the premium payment or transfer is made. Similarly, we determine the number of accumulation units redeemed by dividing the dollar value of the amount of the policy proceeds (i.e., withdrawals, surrenders, annuitization, and death benefits), transfers out of a subaccount, and deductions for any policy fee, any surrender charge, any Estate Enhancer charge, any GMIB fee, any transfer charge, and any premium taxes due from a subaccount by the value of one accumulation unit for that subaccount for the valuation period in which the redemption is made. The number of subaccount accumulation units for a policy will therefore increase or decrease as these transactions are made. The number of subaccount accumulation units for a policy will not change as a result of investment experience or the deduction of mortality and expense risk and administration charges. Instead, these charges and investment experience are reflected in the accumulation unit value.

When we establish a subaccount, we set an initial value for an accumulation unit (usually, $10). Accumulation unit values increase, decrease, or stay the same from one valuation period to the next. An accumulation unit value for any valuation period is determined by multiplying the accumulation unit value for the prior valuation period by the net investment factor for the subaccount for the current valuation period.

The net investment factor is an index used to measure the investment performance of a subaccount from one valuation period to the next. For any subaccount, we determine the net investment factor by dividing the value of the assets of the subaccount for that valuation period by the value of the assets of the subaccount for the preceding valuation period. We subtract from that result the valuation period equivalent of the annual administration and mortality and expense risk charges. We also take reinvestment of dividends and capital gains into account when we determine the net investment factor.

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We may adjust the net investment factor to make provisions for any change in law that requires us to pay tax on capital gains in the Accounts or for any assessments or Federal premium taxes or Federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. (See “Other Charges”.)

Death of Annuitant Prior to Annuity Date

If the annuitant dies before the annuity date, and the annuitant is not a policy owner, the owner may designate a new annuitant. If a new annuitant is not designated, the policy owner will become the annuitant unless any owner is not a natural person. If any policy owner is not a natural person, no new annuitant may be named and the death benefit will be paid to the beneficiary.

Transfers

Transfers Within Account A

Before the annuity date, you may transfer all or part of your Account A value among the Account A subaccounts up to six times per policy year without charge. You can make additional transfers among Account A subaccounts, but we may charge you $25 for each extra transfer. We will deduct the transfer charge pro rata from among the subaccounts you’re transferring from. We reserve the right to change the number of additional transfers permitted each policy year.

Transfers among subaccounts may be made in specific dollar amounts or as a percentage of Account A value. You must transfer at least $100 or the total value of a subaccount, if less. Transfers specified as percentages are also subject to a $100 minimum with allocations in whole numbers. For example, 10% or 30% of $1,000 Account A value in the BlackRock Total Return V.I. Subaccount may be transferred to the BlackRock High Yield V.I. Subaccount, but 10.5% may not. Also, 20% of $600 ($120) Account A value in the BlackRock Total Return V.I. Subaccount may be transferred to the BlackRock High Yield V.I. Subaccount, but 10% of $600 ($60) may not.

You may request transfers in writing or by telephone, once we receive proper telephone authorization. Transfer requests may also be made through your Merrill Lynch Financial Advisor, or another person you designate, once we receive proper authorization. Transfers will take effect as of the end of the valuation period on the date the Service Center receives the request. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider telephone transfer requests to be received the following business day. (See “Other Information — Notices and Elections” for additional information on potential delays applicable to telephone transactions.)

Market Timing and Disruptive Trading

Statement of Policy. This variable annuity was not designed to accommodate market timing or frequent or large transfers among the subaccounts or between the subaccounts and the fixed account. (Both frequent and large transfers may be considered disruptive.)

Market timing and disruptive trading can adversely affect you, other owners, beneficiaries and underlying fund portfolios. The adverse effects may include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to seek or sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading or have concerns about our inability to detect or prevent any such trading.

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Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine that you or anyone acting on your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by owner or persons engaged in trading on behalf of owners.

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances and this general amount may change quickly.

Please note: If you engage a third party investment adviser for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment adviser in providing these services.

In addition to our internal policies and procedures, we will administer your variable annuity to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

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Under our current policies and procedures, we do not:

•	impose redemption fees on transfers; or
•	expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or
•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur despite the imposition of a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by owners (or those acting on their behalf ) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Owners should be aware that we do not monitor transfer requests from owners or persons acting on behalf of owners against, nor do we apply, the frequent trading policies and procedures of the respective underlying fund portfolios that would be affected by the transfers.

Owners should be aware that we are required to provide to an underlying fund portfolio or its payee, promptly upon request, certain information about the trading activity of individual owners, and to restrict or prohibit further purchases or transfers by specific owners or persons acting on their behalf, identified by an underlying fund portfolio as violating the frequent trading policies established for the underlying fund portfolio.

Omnibus Orders. Owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan

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participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing or disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Investment Restrictions

If you elect certain optional riders, you will be subject to investment restrictions requiring you to invest in certain underlying fund portfolios, known as designated investment options. In the future, we may change the investment restrictions.

One or more of the underlying fund portfolios that may be designated investment options under each optional rider, in part, may include a volatility control strategy. Volatility control strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your policy value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Volatility control strategies are intended to help limit overall volatility and reduce the effects of significant market downturns during periods of high market volatility, providing policy owners with the opportunity for smoother performance and better risk adjusted returns. Volatility control (and similar terms) can encompass a variety of investment strategies of different types and degrees; therefore, you should read the applicable annuity and underlying fund portfolio prospectuses carefully to understand how these investment strategies may affect your policy value and rider benefits. Our requirement to invest in accordance with designated investment options, which may include volatility control, may reduce our costs and risks associated with this rider. You pay an additional fee for the rider benefits which, in part, pay for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, volatility control strategies might not provide meaningful additional benefit to you. You should carefully evaluate with your financial advisor whether to invest in underlying fund portfolios with volatility control strategies, taking into consideration the potential positive or negative impact that such strategy may have on your investment objectives, your policy value and the benefits under the riders. If you determine that funds with volatility control strategies are not consistent with your investment objectives, there continues to be other designated investment options available under the riders that do not invest in funds that utilize volatility control strategies.

For more information about the underlying fund portfolios and the investment strategies they employ, please refer to the underlying fund portfolios’ current prospectuses.

Dollar Cost Averaging

What Is It?

The policy offers an optional transfer program called Dollar Cost Averaging (“DCA”). This program allows you to reallocate money at monthly intervals from the Account A BlackRock Government Money Market V.I. Subaccount to any of the remaining Account A subaccounts. The DCA Program is intended to reduce the effect of short term price fluctuations on investment cost. Since we transfer the same dollar amount to selected subaccounts monthly, the

DCA Program allows you to purchase more accumulation units when prices are low and fewer accumulation units when prices are high. Therefore, you may achieve a lower average cost per accumulation unit over the long-term. However, it is important to understand that a DCA Program does not assure a profit or protect against a loss in a declining market. If you choose to participate in the DCA Program, you should have the financial ability to continue making transfers through periods of fluctuating markets.

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You can choose the DCA Program before the annuity date. You may elect the DCA Program in writing or by telephone, once we receive proper telephone authorization. Once you start using the DCA Program, you must continue it for at least three months. After three months, you may cancel the DCA Program at any time by notifying us in a form satisfactory to us. Once you reach the annuity date, you may no longer use this program.

Minimum Amounts

To elect DCA, you need to have a minimum amount of money in the Account A BlackRock Government Money Market V.I. Subaccount. We determine the amount required by multiplying the specified length of your DCA program in months by your specified monthly transfer amount. Amounts of $100 or more must be allotted for transfer each month in the DCA feature. Allocations must be designated in whole percentage increments. No specific dollar amount designations may be made. We reserve the right to change these minimums. Should the amount in your Account A BlackRock Government Money Market V.I. Subaccount drop below the selected monthly transfer amount, you will need to put more money in to continue the DCA Program. You will be notified on your DCA confirmation of activity notice that the amount remaining in your designated subaccount has dropped below the selected monthly transfer amount.

When Do We Make DCA Transfers?

You select the date for DCA transfers, within certain limitations. After we receive your request at our Service Center, we will make the first DCA transfer on the selected date of the following month. We’ll make subsequent DCA transfers on the same day of each succeeding month. We don’t charge for DCA transfers. These transfers are in addition to the six annual transfers permitted under the policy.

Transfers From Account A to Account B

Once each policy year, you may transfer from Account A to Account B all or a portion of the greater of an amount equal to any gain in account value and/or any premium not subject to sales charge or 10% of premiums still subject to a sales charge determined as of the date we receive the request (minus any of that premium already withdrawn or transferred). Only one subaccount, the BlackRock Government Money Market V.I. Subaccount, is available in Account B. Additionally, periodic transfers of all or a portion of the greater amount, determined at the time of each periodic transfer, are permitted, on a monthly, quarterly, semi-annual or annual basis. You may cancel periodic transfers at any time. Once canceled, they cannot be activated again until the next policy year. You cannot make automatic transfers from Account A to Account B and systematic withdrawals from Account A in the same policy year.

Generally, we will deduct the amount transferred on a pro rata basis from among the Account A subaccounts you specify, based on your proportional interest in each of these subaccounts to the Account A value, unless you request otherwise. However, if you want the amount transferred on a monthly, quarterly, semi-annual or annual basis, it must be deducted on a pro rata basis. There is no charge imposed on the transfer of this amount. No transfers are permitted from Account B to Account A.

Withdrawals and Surrenders

When and How Withdrawals are Made

Withdrawals are subject to tax and prior to age 59  1/2 may also be subject to a 10% Federal penalty tax. Withdrawals from tax sheltered annuities are restricted. Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals you request from a tax sheltered annuity policy comply with applicable tax requirements before we process your request. (See “Tax Information”.)

Lump Sum Withdrawals

We don’t impose a sales charge on the withdrawals in any policy year out of Account A to the extent that they do not exceed the “free withdrawal amount” determined as of the date of withdrawal request. The “free withdrawal amount” equals the greater of (a) or (b), where:

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(a) =    10% of total premiums paid into Account A that are subject to a contingent deferred sales charge; and

(b) =    your gain in Account A plus premiums allocated to Account A that are not subject to a contingent deferred sales charge.

Any amount previously withdrawn from Account A during that policy year plus any amount previously transferred from Account A to Account B during that policy year will be taken in account in determining the “free withdrawal amount” available as of the date of the withdrawal request. We will make these withdrawals as if gain is withdrawn first, followed by premium on a first-in, first-out (“FIFO”) basis. The policy value remaining after any withdrawal must be at least $2,000. Withdrawals are subject to tax to the extent of gain and prior to age 59  1/2 may also be subject to a 10% Federal penalty tax. Withdrawals from tax sheltered annuities are restricted. (See “Tax Information”.)

Example. Assume that you pay an initial premium of $100,000 and a policy is issued on November 1, 2008. Assume that you allocate all premiums to Account A and that your policy value equals $105,000 on April 1, 2009 due to positive investment performance. On that date, you withdraw $20,000.

The “free withdrawal amount” equals $10,000 determined as the greater of (a) 10% of total premiums paid into Account A that are subject to a contingent deferred sales charge, less any prior withdrawals from Account A or transfers from Account A to Account B during that policy year ((10% of $100,000) — $0 = $10,000), and (b) gain in Account A plus premiums allocated to Account A that are not subject to a contingent deferred sales charge ($105,000 — $100,000 + $0 = $5,000). Accordingly, $10,000 of your withdrawal would not be subject to a surrender charge, while the remaining $10,000 would be subject to a 7% surrender charge.

Unless you direct us otherwise, withdrawals will be taken from subaccounts in the same proportion as the subaccounts of the Account from which the withdrawal is made bear to your Account A value. You may make a withdrawal request in writing at our Service Center or once we’ve received proper telephone authorization, by telephone. You may direct your withdrawal to be paid into your bank account or other financial institution or sent to the address of record. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider telephone withdrawal requests to be received the following business day. (See “Other Information — Notices and Elections” for additional information on potential delays applicable to telephone transactions.)

Withdrawals will reduce your policy value. Depending on its amount and timing, a withdrawal may considerably reduce or eliminate some of the benefits and guarantees provided by your policy. You should carefully consider whether a withdrawal under a particular circumstance will have a negative impact to your benefits or guarantees. The impact of withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.

We don’t impose sales charges on any withdrawals from Account B. In addition, where permitted by state regulation we don’t impose a sales charge on withdrawals from Account A on a policy purchased by our employees or employees of our affiliates or purchased by the employee’s spouse or dependents.

Systematic Withdrawals from Account A

You may make systematic withdrawals from Account A on a monthly, quarterly, semi-annual, or annual basis. We currently limit the total amount of these withdrawals in any policy year to the “systematic free withdrawal amount” which is an amount no greater than 10% of the total premiums paid into Account A that are subject to a contingent deferred sales charge, plus 100% of total premiums paid into Account A that are no longer subject to a contingent deferred sales charge, less any prior amount withdrawn from Account A during that policy year, less any prior amount transferred from Account A to Account B during that policy year. No sales charges apply to systematic withdrawals of the “systematic free withdrawal amount.”

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We reserve the right to change the limitation on the total amount available through systematic withdrawals in a policy year at any time. However, you will always be permitted to make systematic withdrawals in a policy year of an amount at least equal to 10% of the total premiums paid into Account A, less any prior amounts withdrawn from Account A during that policy year, less any prior amount transferred from Account A to Account B during that policy year.

Systematic withdrawals allow you to access your “systematic free withdrawal amount” and are in addition to the one lump sum transfer to Account B allowed each policy year to access that amount.

The systematic withdrawal program will end if the systematic withdrawals, when added to lump sum withdrawals from Account A and lump sum transfers to Account B in the same policy year, exceed the “systematic free withdrawal amount” as described above.

You can stop systematic withdrawals at any time upon notice to us. Once withdrawals are stopped, you cannot begin them again before the next policy year. Amounts available for withdrawal cannot be carried over to subsequent policy years. You have from the policy anniversary to the first payment date to change the payment date or frequency of the systematic withdrawals. You may change the payment amount and destination at any time.

Automatic Withdrawals from Account B

You may make automatic withdrawals from Account B on a monthly, quarterly, semi-annual, or annual basis. You may activate or cancel the automatic withdrawal program once each policy year. Once canceled, you can’t activate the program again until the next policy year. Please refer to the “Transfers from Account A to Account B” section to determine the amount available for automatic withdrawals from Account B. You may increase or decrease withdrawals at any time by contacting our Service Center.

Considerations When Taking a Withdrawal from Your Policy

As stated previously, you can access cash from your annuity by initiating a lump sum withdrawal, participating in the systematic withdrawal program from Account A, or by participating in the automatic withdrawal program from Account B. You may utilize various combinations of these withdrawals. You should consider the impact that each type of withdrawal may have on your GMDB, policy value, and your ability to make future withdrawals. Please note that:

•	You are permitted to participate in both the systematic withdrawal program from Account A and the automatic withdrawal program from Account B at the same time. However, there is a limited window during which you may activate the automatic withdrawals from Account B without terminating the systematic withdrawal program from Account A. Specifically, activation of the automatic withdrawal program from Account B must occur after the last systematic withdrawal payment from Account A in the current policy year and before the next policy anniversary. If you activate the automatic withdrawal program from Account B outside this time frame, we will automatically terminate your systematic withdrawal program from Account A.

•	If you take a lump sum withdrawal prior to activating the systematic withdrawal program from Account A, the “systematic free withdrawal amount” for that policy year will be reduced dollar-for-dollar.

•	You may take lump sum withdrawals while participating in the systematic withdrawal program from Account A. However, a lump sum withdrawal from Account A may cause the systematic withdrawal program from Account A to terminate early.

•	If you take a lump sum withdrawal while participating in the systematic withdrawal program from Account A or the automatic withdrawal program from Account B, the withdrawal will reduce the amount in each subaccount on a pro-rata basis. You should note that pro-rata withdrawals that do not exclude Account B may cause early termination of your systematic withdrawal program from Account A or your automatic withdrawal program from Account B.

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Minimum Amounts

The minimum amount that may be withdrawn is $100. At least $2,000 must remain in the policy after you make a withdrawal. We reserve the right to change these minimums.

Surrenders

At any time before the annuity date you may surrender the policy through a full withdrawal. Any request to surrender the policy must be in writing. The policy (or an affidavit of a lost policy) must be delivered to our Service Center. We will pay you an amount equal to the policy value as of the end of the valuation period when we process the surrender, minus any applicable sales charge, minus any applicable policy maintenance charge, minus any applicable GMIB fee, and minus any applicable charge for premium taxes or the Estate Enhancer benefit. (See “Charges and Deductions”.) Surrenders are subject to tax and, prior to age 59  1/2, may also be subject to a 10% Federal penalty tax. Surrenders of tax sheltered annuities before age 59  1/2, death, disability, severance from employment, or hardship may be restricted unless proceeds are transferred to another tax sheltered annuity arrangement. (See “Tax Information”.)

Signature Guarantee

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:

●	Any surrenders over $250,000 unless it is a custodial owned annuity;
●	Any non-electronic disbursement request made on or within 15 days of a change to the address of record for a policy owner’s account;
●	Any electronic fund transfer instruction changes on or within 15 days of an address change;
●	Any surrender when the Company has been directed to send proceeds to a different personal address from the address of record for that policy owner’s account. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity for another with the same owner in a “tax-free exchange”;
●	Any surrender when the Company does not have an originating or guaranteed signature on file unless it is a custodial owned annuity;
●	Any other transaction we require.

We may change the specific requirements listed above, or add signature guarantees in other circumstances, in our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 535-5549.

You can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in the Medallion signature guarantee program. The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business.

A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee when required.

Payments to Policy Owners

We’ll make any payments to you usually within seven days of our Service Center receiving your proper request. However, we may delay any payment, or delay processing any annuity payment or transfer request if:

(a)	the New York Stock Exchange is closed;
(b)	trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission;
(c)	the Securities and Exchange Commission declares that an emergency exists making it difficult to dispose of securities held in the Accounts or to determine their value;
(d)	the Securities and Exchange Commission by order so permits for the protection of security holders; or

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(e)	payment is derived from a check used to make a premium payment which has not cleared through the banking system.

If, pursuant to SEC rules, the BlackRock Government Money Market V.I. Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, then we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the BlackRock Government Money Market V.I. Subaccount until the Fund is liquidated.

Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a policy owner’s ability to make certain transactions and thereby refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

Policy Changes

Requests to change the owner, beneficiary, annuitant, or annuity date of a policy (if permitted) will take effect as of the date we receive such a request, unless we have already acted in reliance on the prior status. Such changes may have tax consequences. (See “Tax Information”. See also “Ownership of the policy”.)

Death Benefit

General

Regardless of investment experience, the policy provides a guaranteed minimum death benefit if a policy owner dies before the annuity date. If you are under age 80 when the policy is issued, the death benefit is the Maximum Anniversary Value death benefit. If you are under age 76, you may also elect the Estate Enhancer benefit, which provides a benefit at the death of an owner that may be used to defray some or all of the expenses attributable to death benefit proceeds under the policy. The death benefit for policy owners with issue ages of 80 and over is the greater of: (i) premiums paid into Account A less “adjusted withdrawals” from Account A and “adjusted transfers” to Account B (as such terms are defined below) plus the value of Account B or (ii) the policy value on the date we receive due proof of death. Death benefit proceeds are not payable on the death of an annuitant unless you are a non-natural person. (See “Death of Annuitant Prior to Annuity Date”.)

Unless the owner has chosen the manner in which the death benefit is to be paid, we will pay the death benefit in a lump sum unless the beneficiary chooses an annuity payment option available under the policy. (See “Annuity Options”.) However, if an owner dies (or the annuitant if there is a non-natural owner) before the annuity date, Federal tax law generally requires us to distribute the entire policy value within five years of the date of death. Special rules may apply to a surviving spouse. (See “Tax Information”.)

We determine the death benefit as of the date we receive certain information at our Service Center. We call this information due proof of death. It consists of the Beneficiary Statement, a certified death certificate, and any additional documentation we may need to process the death claim. For multiple beneficiaries, generally we will not pay any beneficiary his or her share of the death benefit until we receive proof of death from all beneficiaries. Such beneficiaries continue to bear the investment risk that policy value will increase or decrease until such time as they submit due proof of death. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving due proof of death. (See Other Information – “Abandoned or Unclaimed Property”.)

If the age of an owner (or annuitant, if any owner is a non-natural person) is misstated any death benefit will be adjusted to reflect the correct age. Unless you irrevocably designated a beneficiary, you may change the beneficiary at any time before the annuity date.

Generally, death benefit proceeds are taxable to the extent of gain. (See “Tax Information “).

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Calculation of the Maximum Anniversary Value Death Benefit

This death benefit option is not available if the issue age of the oldest owner is age 80 or over.

(a)	We determine the premiums paid into Account A less “adjusted withdrawals” from Account A and “adjusted transfers” to Account B.

(b)	We determine the Maximum Anniversary Value. To determine the Maximum Anniversary Value,
(i)	we calculate an anniversary value for each policy anniversary through the earlier of your (or the older owner’s, if the policy has co-owners, or the annuitant’s, if the owner is a non-natural person) attained age 80 or the anniversary on or prior to your (or any owner’s, if the policy has co-owners or the annuitant’s, if the owner is a non-natural person) date of death. An anniversary value is equal to the value of Account A on a policy anniversary, plus premiums allocated to Account A since that policy anniversary minus “adjusted transfers” to Account B and “adjusted withdrawals” from Account A since that policy anniversary.
(ii)	we compare the anniversary values and select the highest. This amount is the Maximum Anniversary Value.

(c)	We compare the results in (a) and (b), and pick the higher value. This amount is referred to as the Guaranteed Minimum Death Benefit (“GMDB”).

(d)	We compare the GMDB plus the value of Account B with the policy value on the date we receive due proof of death and pick the higher of the two. The higher amount is your death benefit.

Each “adjusted transfer” and “adjusted withdrawal” equals:

•	the amount by which each transfer or withdrawal from Account A reduces the value of Account A multiplied by
•	an amount equal to (i) divided by (ii), where (i) is the Guaranteed Minimum Death Benefit of Account A prior to the transfer or withdrawal, and (ii) is the value of Account A prior to the transfer or withdrawal.

We will calculate the Maximum Anniversary Value based on your issue age (or the issue age of the older owner, if the policy has co-owners, or the annuitant, if the owner is a non-natural person) on the policy date. Subsequent changes in owner (i.e., spousal continuation) will not increase the period of time used to determine the Maximum Anniversary Value. If a new owner has not attained age 80 and is older than the owner whose age is being used to determine the Maximum Anniversary Value at the time of the ownership change, the period of time used in the calculation of the Maximum Anniversary Value will be based on the attained age of the new owner at the time of the ownership change. If at the time of an ownership change the new owner is attained age 80 or over, we will use the Maximum Anniversary Value as of the policy anniversary on or prior to the ownership change, increased by premiums and decreased by “adjusted withdrawals” and “adjusted transfers” since that policy anniversary.

The payment of the death benefit is subject to our financial strength and claims-paying ability.

For an example of the calculation of the Maximum Anniversary Value Death Benefit, see Appendix F.

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EXISTING POLICY OWNERS PLEASE NOTE: If your policy was originally issued with the Maximum Anniversary Value death benefit, see the description below. Otherwise, the death benefit applicable to your policy may vary from the descriptions in the text below. We previously also offered the 5% Rising Floor with 7th Anniversary Step-Up death benefit under policy Forms ML-VA-001 and ML-VA-002.

Regardless of whether your policy was issued on policy Form ML-VA-001 or ML-VA-002, if you elected to change from the 5% Rising Floor with 7th Anniversary Step-Up death benefit to the Maximum Anniversary Value death benefit, see Appendix B for a description of the death benefit that applies to your policy.

If your policy was issued on policy Form ML-VA-002 (which is currently in use in all states) and you have the 5% Rising Floor with 7th Anniversary Step-Up death benefit, see Appendix C for a description of the death benefit that applies to your policy.

If your policy was issued on policy Form ML-VA-001 (which was in use before policy Form ML-VA-002 became available in your state) and you have the 5% Rising Floor with 7th Anniversary Step-Up death benefit, see Appendix D for a description of the death benefit that applies to your policy.

If your policy was issued in Washington before December 7, 2001, see Appendix E for a description of the 5% Rising Floor death benefit that applies to your policy.

If you would like assistance in determining which death benefit applies to you, please consult your policy or contact the Service Center at (800) 535-5549.

Estate Enhancer Benefit

The Estate Enhancer benefit provides coverage in addition to that provided by your death benefit. The Estate Enhancer benefit is designed to help offset expenses, including income taxes, attributable to payment of the death benefit. The Estate Enhancer benefit, like the death benefit payable under the policy, is subject to Federal income taxes. You cannot elect the Estate Enhancer benefit if you (or the older owner, if the policy has co-owners, or the annuitant, if the owner is a non-natural person) are age 76 or older on the effective date. If the benefit is being elected at issue, the effective date is the date of issue. Currently, the Estate Enhancer benefit cannot be elected on qualified policies. Estate Enhancer availability is subject to our approval if “Estate Enhancer premiums” on all policies issued by us with the same owner(s) exceed $2,200,000. “Estate Enhancer premiums” means initial premium plus subsequent premium payments if the effective date is the date of issue, and the policy value on the effective date plus subsequent premium payments if the effective date is other than the date of issue. Once you elect the Estate Enhancer benefit, you cannot cancel it (except in North Dakota). The Estate Enhancer benefit, however, will terminate if you annuitize or surrender the policy, or if the policy otherwise terminates. The amount of Estate Enhancer benefit depends upon the amount of gain in your policy. Because withdrawals and poor investment performance of the Funds will reduce the amount of gain in your policy, they will reduce the value of the Estate Enhancer benefit. It is possible that the Estate Enhancer benefit may not have any value.

The percentage used to determine the benefit depends on your age (or the age of the older owner, if the policy has co-owners, or the annuitant, if the owner is a non-natural person) on the date of issue (effective date of benefit). If you are age 69 or under on the effective date, your benefit is equal to 45% of the Estate Enhancer gain, but in no event will it exceed 45% of net premiums (excluding any subsequent premiums paid within one year prior to the death of any owner, or the annuitant, if the owner is a non-natural person and any premiums paid between the date of death and the date we receive notification of death). Estate Enhancer gain is the policy value on the date we calculate the death benefit minus net premiums since the effective date. Net premiums equal the premiums paid since the effective date less the portion of each withdrawal considered to be premium. Withdrawals reduce Estate Enhancer gain first and only withdrawals in excess of Estate Enhancer gain reduce net premiums. If you (or the older owner, if the policy has co-owners, or the annuitant, if the owner is a non-natural person) are age 70 or over on the date of issue, the percentages are reduced from 45% to 30% in the calculation above.

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As described under “Spousal Continuation”, if a surviving spouse, if eligible, continues the policy, the policy value will be increased to the amount that would have been paid as a death benefit, including any Estate Enhancer benefit. If the surviving spouse is younger than attained age 76 on the date he or she elects to continue the policy, the Estate Enhancer benefit will also be continued. We will use the date the surviving spouse elects to continue the policy as the effective date, and the percentages used in the calculations above will be based on the surviving spouse’s attained age on the effective date. Estate Enhancer gain and net premiums are calculated from the new effective date and the policy value on the effective date is considered a premium for purpose of these calculations. If the surviving spouse is attained age 76 or older on the date he or she elects to continue the policy, the Estate Enhancer benefit will terminate.

You may change the owner of the policy to your spouse without terminating the Estate Enhancer benefit provided that your spouse was younger than attained age 76 on the effective date. After such a change in owner, the amount of the Estate Enhancer benefit will be based on the attained age of your spouse, if older. We reserve the right to terminate the Estate Enhancer benefit if there is any other change of owner. If we do not terminate the Estate Enhancer benefit for a non-spousal ownership change, the continuation of the benefit will be subject to the parameters described in this paragraph.

The payment of the Estate Enhancer benefit is subject to our financial strength and claims-paying ability.

For an example of the calculation of the Estate Enhancer benefit, see Appendix G.

Spousal Continuation

If your beneficiary is your surviving spouse (as defined under Federal law), your spouse, if eligible, may elect to continue the policy (except under tax sheltered annuities). If the policy has a GMIB Rider at the time of spousal continuation, the Rider will also continue unless your spouse is ineligible for continuation under the terms of the Rider. Your spouse becomes the policy owner and the beneficiary until your spouse names a new beneficiary. We will compare the policy value to the death benefit which would have been paid to the surviving spouse. If the death benefit which would have been paid to the surviving spouse is greater than the policy value as of the date we would have determined the death benefit, we will increase the policy value of the continued policy to equal the death benefit we would have paid to the surviving spouse. The increase will be applied to each subaccount then available for allocations of premiums and transfers of policy value based on the ratio of your policy value in each subaccount to your policy value prior to the increase.

If the sole primary beneficiary of the policy is a revocable grantor trust and the spouse of the owner/annuitant is the sole grantor, trustee, and beneficiary of the trust and the trust is using the spouse of the owner/annuitant’s social security number at the time of claim, she or he shall be treated as the owner/annuitant’s spouse. In those circumstances, the owner/annuitant’s spouse will be treated as the beneficiary of the policy for purposes of applying the spousal continuation provisions of the policy.

If the owner is an individual retirement account within the meaning of IRC sections 408 or 408A, if the annuitant’s spouse is the sole primary beneficiary of the annuitant’s interest in such account. In those circumstances, the policy will continue after the annuitant’s death and the annuitant’s spouse will be treated as the beneficiary of the policy for purposes of applying the spousal continuation provision of the policy.

The right of an eligible spouse to continue the policy, and all policy provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law. Consult a tax advisor for more information on this subject.

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Annuity Payments

We’ll make the first annuity payment on the annuity date, and payments will continue according to the annuity option selected. When you first buy the policy, the annuity date for nonqualified policies is the older annuitant’s 90th birthday. However, you may specify an earlier annuity date. You may change the annuity date at any time before the annuity date. Generally the annuity date for IRA policies or tax sheltered annuity policies is when the owner/annuitant reaches age 70  1/2. However, we will not require IRA and tax sheltered annuities to annuitize at age 70  1/2 if distributions from the policy are not necessary to meet Federal minimum distribution requirements. For all policies, the annuity date must be at least twelve months after the policy date.

For policies issued on policy Form ML-VA-001 that do not qualify for tax deferral (such as corporate-owned or non-grantor trust owned policies), the annuitant must be less than 85 years old and the annuity date may not be later than the annuitant’s 85th birthday. You should consult your tax advisor if the policy will be owned by a non-natural person.

Policy owners may select from a variety of fixed annuity payment options, as outlined below in “Annuity Options.” If you don’t choose an annuity option, we’ll use the Life Annuity with Payments Guaranteed for 10 Years annuity option. We reserve the right to change the default annuity payment option at our discretion. You may change the annuity option before the annuity date. Although we currently do not permit partial annuitization, i.e. you may not apply a portion of your policy value to an annuity option while keeping the remainder of your policy in force, we reserve the right to permit it in the future. We reserve the right to limit annuity options available to owners of qualified policies to comply with the Internal Revenue Code or regulations under it. Please note that annuity options without a life contingency (e.g., payments of a fixed amount or for a fixed period) may not satisfy required minimum distribution rules for qualified policies. Consult a tax advisor before electing one of these options.

We calculate your annuity payments as of the annuity date, not the date when the annuitization request forms are received at the Service Center. Until the annuity date, your policy value will fluctuate in accordance with the performance of the investment options you have selected. We determine the dollar amount of annuity payments by applying your policy value on the annuity date, less any applicable Estate Enhancer benefit charge and any applicable premium tax, to our then current annuity purchase rate. Purchase rates show the amount of periodic payment that a $1000 value buys. These rates are based on the annuitant’s age and sex at the time payments begin. The rates will never be less than those shown in the policy.

If the policy value on the annuity date after the deduction of any applicable premium taxes is less than $5,000, we may cash out your policy in a lump sum. If any annuity payment would be less than $20 (or a different minimum amount, if required by state law), we may change the frequency of payments so that all payments will be at least $20 (or the minimum amount required by state law). Unless you tell us differently, we’ll make annuity payments directly to your Merrill Lynch brokerage account.

Misstatement of Age or Sex

We may require proof at any time, in a form satisfactory to us, of the age or sex of any annuitant, owner or beneficiary if any payments and benefits under the policy are based on such person’s age and sex. If the age or sex of any such person has been misstated, any payments and benefits will be adjusted based on the correct age and sex of such person.

Once annuity payments have begun, any amount we have overpaid as a result of such misstatement will be deducted from the next payment(s) made by us under the policy. Any amount we have underpaid will be paid in full with the next payment made by us. We may pay interest on the underpayment at the rate required by the law of your state.

Gender-Based Annuity Purchase Rates

Generally, the policy provides for gender-based annuity purchase rates when life annuity options are chosen. However, in Montana, which has adopted regulations prohibiting gender-based rates, blended unisex annuity purchase rates will be applied to both male and female annuitants.

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Employers and employee organizations considering purchase of the policy should consult with their legal advisor to determine whether purchasing a policy containing gender-based annuity purchase rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We may offer such policy owners policies containing unisex annuity purchase rates. Unisex annuity purchase rates will provide the same annuity payments for male or female annuitants that are the same age on their annuity dates.

Evidence of Survival

We may require proof that any person on whose continued life any payments are based is alive. We reserve the right to withhold or discontinue payments until we receive proof, in a form satisfactory to us, that such person is living.

Annuity Options

We currently provide the following fixed annuity payment options. After the annuity date, your policy does not participate in the performance of the Accounts. We may in the future offer more options. Once you begin to receive annuity payments, you cannot change the annuity option, payment amount, or the payment period. Please note that there is no guarantee that aggregate payments under any of these annuity options will equal the total premiums paid. Under certain circumstances, several options provide the ability to take the present value of future guaranteed payments in a lump sum.

How We Determine Present Value of Future

Guaranteed Annuity Payments

Present value refers to the amount of money needed today to fund the remaining guaranteed payments under the annuity payment option you select. The primary factor in determining present value is the interest rate assumption we use. If you are receiving annuity payments under an option that gives you the ability to take the present value of future payments in a lump sum and you elect to take the lump sum, we will use the same interest rate assumption in calculating the present value that we used to determine your payment stream at the time your annuity payments commenced.

Payments of a Fixed Amount

We will make equal payments in an amount you choose until the sum of all payments equals the policy value applied, increased for interest credited. The amount you choose must provide at least five years of payments. These payments don’t depend on the annuitant’s life. If the annuitant dies before the end of the period, you may elect to receive the present value of the remaining guaranteed payments in a lump sum. If the policy owner dies while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

Payments for a Fixed Period

We will make equal payments for a period you select of at least five years. These payments don’t depend on the annuitant’s life. If the annuitant dies before the end of the period, you may elect to receive the present value of the remaining guaranteed payments in a lump sum. If the policy owner dies while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

*Life Annuity

We make payments for as long as the annuitant lives. Payments will cease with the last payment made before the annuitant’s death.

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Life Annuity With Payments Guaranteed for 5, 10, 15, or 20 years

We make payments for as long as the annuitant lives. In addition, even if the annuitant dies before the period ends, we guarantee payments for 5, 10, 15, or 20 years as you selected. If the annuitant dies before the end of the period, you may elect to receive the present value of the remaining guaranteed payments in a lump sum. If you die while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

Life Annuity With Guaranteed Return of Policy Value

We make payments for as long as the annuitant lives. In addition, even if the annuitant dies, we guarantee payments until the sum of all annuity payments equals the policy value applied. If the annuitant dies before the end of the period, you may elect to receive the present value of the remaining guaranteed payments in a lump sum. If the policy owner dies while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

*Joint and Survivor Life Annuity

We make payments for the lives of the annuitant and a designated second person. Payments will continue as long as either one is living.

Joint and Survivor Life Annuity With Payments Guaranteed for 5, 10, 15, or 20 Years

We make payments during the lives of the annuitant and a designated second person. Payments will continue as long as either one is living. In addition, even if the annuitant and the designated second person die before the guaranteed period ends, we guarantee payments for either 5, 10, 15, or 20 years as you selected. If the annuitant and the designated second person die before the end of the period, you may elect to have payments continued for the period guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum. If you die while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

Individual Retirement Account Annuity

This annuity option is available only to IRA policy owners. Payments will be made annually based on either (a) the life expectancy of the owner/annuitant; (b) the joint life expectancy of the owner/annuitant and his or her spouse; (c) the life expectancy of the surviving spouse if the owner/annuitant dies before the annuity date. Each annual payment will be determined in accordance with the applicable Internal Revenue Service regulations. If the measuring life or lives dies before the remaining value has been distributed, we will pay that value to you in a lump sum.

*	These options are “pure” life annuities. Therefore, it is possible for the payee to receive only one annuity payment if the person (or persons) on whose life (lives) payment is based dies after only one payment or to receive only two annuity payments if that person (those persons) dies after only two payments, etc.

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Guaranteed Minimum Income Benefit

General

The GMIB is a feature that offers you the future ability to receive guaranteed minimum monthly fixed payments if you annuitize under the terms and conditions of the GMIB Rider. If you elect the GMIB Rider, you know the level of minimum income that will be available to you upon annuitization, assuming no withdrawals or transfers from Account A or additional premiums or transfers into Account A, regardless of fluctuating market conditions. You must annuitize under the terms and conditions of the GMIB Rider to obtain any benefit from the GMIB. If you do not annuitize under the terms and conditions of the GMIB Rider, the fees collected for this benefit will not be refunded.

This rider may not be issued or added to Inherited IRAs (sometimes also referred to as beneficiary IRAs) or a non-qualified annuity under which death benefits are being distributed under a stretch withdrawal option.

There is a waiting period of 10 years that must elapse before you can exercise the GMIB. Because of this restriction, you should not purchase the GMIB Rider if you are over age 60 at issue and may need to annuitize the Policy at age 70 1/2 to meet Required Minimum Distributions for IRAs.

If you decide that you want the protection offered by the GMIB Rider, you must elect it at issue. The effective date of the GMIB Rider is the date of issue of the policy. You cannot elect the GMIB Rider if the annuitant or co-annuitant is older than age 75 on the date of issue of the policy. You may not cancel the GMIB Rider once elected. The GMIB Rider will terminate upon full surrender, annuitization, death, or transfer of all your Account A value to Account B. The GMIB Rider will also terminate if the annuitant or co-annuitant is changed and, on the date of issue of the policy, the new annuitant or co-annuitant was older than age 75.

We may refuse to accept any additional premium payments if such payments would cause the sum of all premiums paid to us under all annuity policies with a GMIB Rider having the same oldest annuitant or co-annuitant to exceed $2,000,000.

This feature is not available in Minnesota. Check with your Financial Advisor regarding availability.

How We Determine the Amount of Your Minimum Guaranteed Income

If you elect the GMIB Rider, we base the amount of minimum income available to you upon the value of (iii) plus the greater of (i) and (ii) where:

(i)	equals the GMIB Benefit Base (less premium taxes applicable to Account A) applied to the Annuity Option Payout Rates for the GMIB Rider for the annuity option you select (“GMIB annuity purchase rates”);
(ii)	equals your Account A value (less premium taxes and charges applicable to Account A) applied to then-current annuity purchase rates for the annuity option you select; and
(iii)	equals any Account B value (less premium taxes and charges applicable to Account B) applied to then-current annuity purchase rates for the annuity option you select.

The GMIB Benefit Base is only used to calculate the GMIB, and does not establish or guarantee a policy value, cash value, minimum death benefit, or a minimum return for any subaccount. Because the GMIB annuity purchase rates are based on conservative actuarial factors, the amount of lifetime income that the GMIB Rider guarantees may be less than the amount of income that would be provided by applying your policy value (less applicable premium taxes and charges) on your annuity date to then-current annuity purchase rates for the same annuity option. Therefore, you should view the benefit provided if you annuitize under the terms and conditions of the GMIB Rider as a payment “floor.” Your amount of lifetime income, however, will not be less than it would be if we applied your policy value (less applicable premium taxes and charges) on the exercise date to then-current annuity purchase rates for the same annuity option. Annuity purchase rates depend on the sex (when permissible) and ages of the annuitant and any co-annuitant.

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Your GMIB Benefit Base increases if you allocate subsequent premiums to Account A and decreases if you withdraw money from Account A or transfer money to Account B. The GMIB Benefit Base is equal to the greater of the:

— GMIB Maximum Anniversary Value for Account A; and

— GMIB Premiums Compounded at 5% for Account A.

GMIB Maximum Anniversary Value for Account A. To determine the GMIB Maximum Anniversary Value for Account A, we will calculate an anniversary value for your Account A value on the date of issue of the policy and for each policy anniversary through the earlier of the policy anniversary on or following the 80th birthday of the oldest annuitant or co-annuitant and the date you exercise the GMIB. An anniversary value is equal to your Account A value on the date of issue of the policy and on each policy anniversary, increased by premiums allocated to Account A and decreased by “adjusted” transfers to Account B and “adjusted” withdrawals from Account A since the date of issue of the policy or that anniversary. The GMIB Maximum Anniversary Value for Account A is equal to the greatest of these anniversary values.

Each “adjusted” transfer and “adjusted” withdrawal equals the amount transferred or withdrawn multiplied by the GMIB Maximum Anniversary Value for Account A divided by your Account A value, both of which are determined immediately prior to the transfer or withdrawal.

GMIB Premiums Compounded at 5% for Account A. GMIB Premiums Compounded at 5% for Account A equals (i) minus (ii) where:

(i)	equals all premiums allocated to Account A with interest compounded daily from the date received; and
(ii)	equals all “adjusted” transfers to Account B and “adjusted” withdrawals from Account A with interest compounded daily from the date of each transfer or withdrawal.

Interest in (i) and (ii) above accrues at the annual rate of 5% until the earlier of the policy anniversary on or following the 80th birthday of the oldest annuitant or co-annuitant or the date you exercise the GMIB.

Each “adjusted” transfer or “adjusted” withdrawal equals the amount transferred or withdrawn multiplied by an adjustment factor. To determine the adjustment factor, we calculate the total of all transfers to Variable Account B and withdrawals from Variable Account A during the policy year, including any currently requested transfer or withdrawal. If the total of all such transfers and withdrawals since the previous policy anniversary is less than or equal to the Benefit Base Rate times the Premium Benefit Base as of the previous policy anniversary, the adjustment factor is equal to 1.0 divided by 1 plus the Benefit Base Rate raised to a fraction. The fraction is equal to the number of days remaining in the policy year, excluding leap days, divided by 365.

Any transfer or withdrawal that causes the total of all transfers to Account B and withdrawals from Account A during the policy year (including any currently requested transfer or withdrawal) to exceed 5% of the GMIB Premiums Compounded at 5% for Account A at the beginning of that policy year will be “adjusted” to reduce the GMIB Premiums Compounded at 5% for Account A proportionally. The adjustment is determined by multiplying the transfer or withdrawal by the ratio of the GMIB Premiums Compounded at 5% for Account A to the Account A value, where both values are calculated immediately prior to the transfer or withdrawal. The adjustment may cause the GMIB Premiums Compounded at 5% for Account A to be reduced by more than the amount of the transfer or withdrawal.

Electing to Receive Income Payments

You cannot exercise the GMIB until the expiration of the waiting period. The waiting period expires on the 10th policy anniversary. After the waiting period, you may only exercise the GMIB on a policy anniversary or within the 30 days immediately following that policy anniversary. The last timeframe within which you can exercise the GMIB begins at the policy anniversary on or following the 85th birthday of the oldest annuitant or co-annuitant named at any time under the GMIB rider and expires 30 days later. Because of the length of the waiting period combined with the latest permissible exercise date, we will not allow you to elect the GMIB Rider if the older of the annuitant or co-annuitant is older than age 75 on the date of issue of the policy. If you annuitize your policy at any time other than during a permitted exercise period (even if necessary to meet Required Minimum Distributions for qualified policies), the GMIB is not available. For example, you cannot exercise the Rider if you annuitize your policy twelve and one-half years after you purchase the policy or seven years after you purchase the policy.

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You are not required to use the GMIB Rider to receive annuity payments. However, we will not refund fees paid for the GMIB Rider if you annuitize outside of the terms and conditions of the GMIB Rider. You may never need to rely upon the GMIB rider, which should be viewed as a payment “floor.”

The annuity options available when using the GMIB to receive your fixed income are limited to the following:

— Life Annuity

— Joint and Survivor Life Annuity

— Life Annuity with Payments Guaranteed for 10 Years

— Joint and Survivor Life Annuity with Payments Guaranteed for 10 Years

If you select the Joint and Survivor Life Annuity or Joint and Survivor Life Annuity with Payments Guaranteed for 10 Years, the designated second person is deemed to be the co-annuitant for purposes of the GMIB Rider.

Change of Annuitant

If an annuitant or co-annuitant is changed and, on the date of issue of the policy, the new annuitant or co-annuitant was older than age 75, the GMIB Rider will terminate. Otherwise, if the new annuitant’s or co-annuitant’s age on the date of issue of the policy was older than the current age of the oldest annuitant or co-annuitant, we will reset the last timeframe within which you can exercise the GMIB based on the new annuitant’s or co-annuitant’s age. If the last day of that timeframe is earlier than the effective date of the change of annuitant or co-annuitant, the GMIB Rider will terminate.

If an annuitant or co-annuitant is changed and, on the date of issue of the policy, the new annuitant or co-annuitant was older than the previous oldest annuitant or co-annuitant, and if the current date to which the GMIB Benefit Base accrues is later than the effective date of the change of annuitant or co-annuitant, we will use the new annuitant’s or co-annuitant’s age to recalculate the date to which the GMIB Benefit Base accrues. The new date to which the GMIB Benefit Base accrues will be the later of the recalculated date and the effective date of the change of annuitant.

GMIB Fee

We charge a fee for the GMIB Rider that compensates us for the risks we assume in providing this benefit. (See “Guaranteed Minimum Income Benefit Fee”.)

Termination of the GMIB Rider

The GMIB Rider will terminate on the earliest of: (1) the 31st day following the policy anniversary on or following age 85 of the oldest annuitant or co-annuitant named at any time under the GMIB Rider; (2) exercise of the GMIB Rider; (3) termination of the policy due to full surrender, annuitization, or death; (4) transfer of all your Account A value to Account B; or (5) a change of annuitant or co-annuitant that causes the GMIB Rider to terminate as described above under “Change of Annuitant.” The GMIB Rider will not terminate at death if your beneficiary is your surviving spouse and elects to continue the policy as long as the surviving spouse would be eligible to continue the GMIB as described under “Change of Annuitant” above.

The payment of the GMIB is subject to our financial strength and claims-paying ability.

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TAX INFORMATION

NOTE: We have prepared the following information on federal taxes as a general discussion of the subject. It is not intended as tax advice to any taxpayer. The federal tax consequences discussed herein reflects our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal tax law or of the current interpretations by the Internal Revenue Service. The discussion briefly references federal estate, gift and generation-skipping transfer taxes , but principally discusses federal income taxes. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the policy. You should consult your own tax adviser about your own circumstances.

Introduction

Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity policy until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain other trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes. Thus, the owner must generally include in income any increase in the account value over the investment in the policy during each taxable year.

There are different rules as to how you will be taxed depending on how you take the money out and the type of policy -qualified or nonqualified.

If you purchase the policy as an individual retirement annuity or as part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan), or an employer sponsored retirement program, your policy is referred to as a qualified policy. There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified policy. There are limits on the amount of contributions you can make to a qualified policy. Other restrictions may apply including terms of the plan in which you participate. To the extent there is a conflict between a plan’s provisions and a policy’s provisions, the plan’s provisions will control.

If you purchase the policy other than as part of any arrangement described in the preceding paragraph, the policy is referred to as a nonqualified policy.

You will generally not be taxed on increases in the value of your policy, whether qualified or nonqualified, until a distribution occurs (e.g., as a surrender, withdrawal, or as annuity payments). However, you may be subject to current taxation if you assign or pledge or enter into an agreement to assign or pledge any portion of the policy. You may also be subject to current taxation if you make a gift of the policy without valuable consideration. All amounts received from the policy that are includible in income are taxed at ordinary income rates; no amounts received from the policy are taxable at the lower rates applicable to capital gains.

We may occasionally enter into settlements with owners and beneficiaries to resolve issues relating to the policy. Such settlements will be reported on the applicable tax form (e.g., Form 1099) provided to the taxpayer and the taxing authorities.

The Internal Revenue Service (“IRS”) has not reviewed the policy for qualification as an IRA annuity, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the policy, if any, comport with IRA qualification requirements.

The value of death benefit options and riders elected may need to be considered in calculating minimum required distributions from a qualified plan/or policy.

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Taxation of Us

We are at present taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the policy. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to that account. We may benefit from any dividends received or foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under federal tax law.

Tax Status of the Policy

Diversification Requirements. In order for a nonqualified variable policy which is based on a segregated asset account to qualify as an annuity policy under Section 817(h) of the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations apply a diversification requirement to each of the subaccounts. Each separate account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the Regulations but we do not have control over the underlying fund portfolio companies. The policy owners bear the risk that the entire policy could be disqualified as an annuity policy under the Code due to the failure of a subaccount to be deemed to be “adequately diversified.”

Owner Control. In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. In Revenue Ruling 2003-91, the IRS stated that whether the owner of a variable policy is to be treated as the owner of the assets held by the insurance company under the policy will depend on all of the facts and circumstances.

Revenue Ruling 2003-91 also gave an example of circumstances under which the owner of a variable policy would not possess sufficient control over the assets underlying the policy to be treated as the owner of those assets for federal income tax purposes. To the extent the circumstances relating to the issuance and ownership of a policy vary from those described in Revenue Ruling 2003-91, owners bear the risk that they will be treated as the owner of separate account assets and taxed accordingly.

We believe that the owner of a policy should not be treated as the owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets. Concerned owners should consult their own tax advisers regarding the tax matter discussed above.

Distribution Requirements. The Code requires that nonqualified policies contain specific provisions for distribution of policy proceeds upon the death of any owner. In order to be treated as an annuity policy for federal income tax purposes, the Code requires that such policies provide that if any owner dies on or after the annuity starting date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. If any owner dies before the annuity starting date, the entire interest in the policy must generally be distributed (1) within 5 years after such owner’s date of death or (2) be used to provide payments to a designated beneficiary for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. The designated beneficiary must be an individual and payments must begin within one year of such owner’s death. However, if upon such owner’s death the owner’s surviving spouse is the sole beneficiary of the policy, then the policy may be continued with the surviving spouse as the new owner. If any owner is not a natural person (except in the case of certain grantor trusts), then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner.

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In certain instances a designated beneficiary may be permitted to elect a “stretch” payment option as a means of disbursing death proceeds from a non-qualified annuity. The only method the Company uses for making distribution payments from a non-qualified “stretch” payment option is the required minimum distribution method as set forth in Revenue Ruling 2002-62. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulation § 1.401(a)(9)-9, A-1.

The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Taxation of Annuities

The following discussion assumes the policy qualifies as an annuity policy for federal income tax purposes.

In General. Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value as collateral for a loan, generally will be treated as a distribution of such portion. You may also be subject to current taxation if you make a gift of the policy without valuable consideration. The taxable portion of a distribution is taxable as ordinary income.

Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified policy held by a taxpayer other than a natural person generally will not be treated as an annuity policy under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the policy value over the “investment in the policy”. There are some exceptions to this rule and a prospective purchaser of the policy that is not a natural person should discuss these rules with a competent tax adviser. A policy owned by a trust using the grantor’s social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a tax adviser for more information on how this may impact your policy.

Different Individual Owner and Annuitant

If the owner and annuitant on the policy are different individuals, there may be negative tax consequences to the owner and/or beneficiaries under the policy if the annuitant predeceases the owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult your legal counsel or tax adviser if you are considering designating a different individual as the annuitant on your policy to determine the potential tax ramifications of such a designation.

Annuity Starting Date

This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of annuity commencement date used in your policy and the dates will be the same. However, in certain circumstances, your annuity starting date and annuity commencement date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure your policy maintains its status as an annuity policy for federal income tax purposes. You may wish to consult a tax adviser for more information on when this issue may arise.

It is possible that at certain advanced ages a policy might no longer be treated as an annuity policy if the policy has not been annuitized before that age or have other tax consequences. You should consult with a tax adviser about the tax consequences in such circumstances.

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Taxation of Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined as follows:

●	Fixed payments-by dividing the “investment in the policy” on the annuity starting date by the total expected return under the policy (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.
●	Variable payments-by dividing the “investment in the policy” on the annuity starting date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the policy” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income. The “investment in the policy” is generally equal to the premiums you pay for the policy, reduced by any amounts you have previously received from the policy that are excludible from gross income.

If you select more than one annuity payment option, special rules govern the allocation of the policy’s entire “investment in the policy” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the annuity starting date, annuity payments stop because an annuitant died, the excess (if any) of the “investment in the policy” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction on your tax return.

Taxation of Surrenders and Partial Withdrawals

When you surrender your policy, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the policy.” The “investment in the policy” is generally equal to the premiums you pay for the policy, reduced by any amounts you have previously received from the policy that are excludible from gross income. Partial withdrawals are generally treated first as taxable income to the extent of the excess in the policy value over the “investment in the policy.” Distributions made under the systematic withdrawal program are treated for tax purposes as partial withdrawals, not annuity payments. In general, loans, pledges, and collateral assignments as security for a loan are taxed in the same manner as partial withdrawals and surrenders. You may also be subject to current taxation if you make a gift of the policy without valuable consideration. All taxable amounts received under a policy are subject to tax at ordinary rather than capital gain tax rates.

The Code also provides that amounts received from the policy that are includible in gross income (including the taxable portion of some annuity payments) may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrender withdrawals and other amounts will be exempt from the penalty tax. Amounts received that are not subject to the penalty tax include, among others, any amounts: (1) paid on or after the taxpayer reaches age 59  1/2; (2) paid after an owner (or where the owner is a non-natural person, an annuitant) dies; (3) paid if the taxpayer becomes disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) over the life of the taxpayer or the joint life of the taxpayer and the taxpayer’s designated beneficiary; (5) paid under an immediate annuity; or (6) which come from premium payments made prior to August 14, 1982. Regarding the disability exception, because the Company cannot verify that the owner is disabled, the Company will report such withdrawals to the IRS as early withdrawals with no known exception from the penalty tax.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You may wish to consult a tax adviser for more information regarding the imposition of penalty tax.

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Guaranteed Lifetime Withdrawal Benefits

For policies with a guaranteed minimum withdrawal benefit (GMWB) or guaranteed minimum income benefit (GMIB) the application of certain tax rules, particularly those rules relating to distributions from your policy, are not entirely clear. It is possible that the GMWB base and the GMIB base could be taken into account to determine the policy value that is used to calculate the amount of the distribution that would be included in income. The proper treatment of the Income Enhancement Option under the GMWB is unclear. It is possible that the IRS could determine that the benefit provides some form of long term care insurance. In that event, (1) you could be treated as in receipt of some amount of income attributable to the value of the benefit even though you have not received a payment from your policy, and (2) the amount of income attributable to the GMWB payments could be affected. In view of this uncertainty, you should consult a tax adviser with any questions. The tax rules for qualified policies may impact the value of these optional benefits. Additionally, the actions of the qualified plan as policy holder may cause the qualified plan participant to lose the benefit of the guaranteed lifetime withdrawal benefit.

Aggregation

All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same owner (policy holder) during the same calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution (other than annuity payments) occurs. If you are considering purchasing multiple policies from us (or our affiliates) during the same calendar year, you may wish to consult with your tax adviser regarding how aggregation will apply to your policies.

Tax-Free Exchanges

We may issue the policy in exchange for all or part of another annuity policy that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the policy immediately after the exchange will generally be the same as that of the annuity policy exchanged, increased by any additional premium payment made as part of the exchange. Your policy value immediately after the exchange may exceed your investment in the policy. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the policy (e.g., as a partial withdrawal, surrender, annuity income payment, or death benefit).

If you exchange part of an existing policy for the policy, and within 180 days of the exchange you receive a payment other than certain annuity payments (e.g., you make a partial withdrawal) from either policy, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the policy could be includible in your income and subject to a 10% penalty tax.

You should consult your tax advisor in connection with an exchange of all or part of an annuity policy for the policy, especially if you may make a withdrawal from either policy within 180 days after the exchange.

Medicare Tax

Distributions from nonqualified annuity policies will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. The Company is required to report distributions made from nonqualified annuity policies as being potentially subject to this tax. While distributions from qualified policies are not subject to the tax, such distributions may be includible in income for purposes of determining whether certain Medicare Tax thresholds have been met. As such, distributions from your qualified policy could cause your other investment income to be subject to the tax. Please consult a tax adviser for more information.

Same Sex Relationships

Same sex couples have the right to marry in all states. The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this policy. Individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are treated as spouses

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under the applicable state law, will each be treated as a spouse as defined in this policy for state law purposes. However, individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are not recognized as marriage under the relevant state law, will not be treated as married or as spouses as defined in this policy for federal tax purposes. Therefore, exercise of the spousal continuation provisions of this policy or any riders by individuals who do not meet the definition of “spouse” may have adverse tax consequences and/or may not be permissible. Please consult a tax adviser for more information on this subject.

Taxation of Surrenders and Partial Withdrawals-Qualified Policies

In the case of a withdrawal under a qualified policy (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the policy” to your total account balance or accrued benefit under the retirement plan. Your “investment in the policy” generally equals the amount of any non-deductible purchase payments made by you or on your behalf. If you do not have any non-deductible purchase payments, your investment in the policy will be treated as zero.

The IRS has not reviewed this policy for qualification as an IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the policy comport with qualification requirements. The actuarial present value of death benefit and/or living benefit options and riders elected may need to be considered in calculating minimum required distributions. Consult a competent tax adviser before purchasing an optional death benefit.

In addition, a penalty tax may be assessed on amounts surrendered from the policy prior to the date you reach age 59  1/2, unless you meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified policies discussed above. You may also be required to begin taking minimum distributions from the policy by a certain date. The terms of the plan may limit the rights otherwise available to you under the policy.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the policy because of your death or the death of the annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a full surrender; (2) if distributed via partial withdrawals, these amounts are taxed in the same manner as partial surrenders; or (3) if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

Estate Enhancer Benefit

Amounts, including any Estate Enhancer benefit, may be paid from a policy because an owner or annuitant (if owner is not a natural person) has died. If the payments are made in a single sum, they’re taxed the same way a full withdrawal from the policy is taxed. If they are distributed as annuity payments, they’re taxed as annuity payments. Because the Estate Enhancer benefit is treated as a death benefit, we believe that for Federal tax purposes, the Estate Enhancer benefit should be treated as an integral part of the policy’s benefits (e.g., as investment protection benefit) and that any charges under the policy for the Estate Enhancer benefit should not be treated as a distribution received by the policy owner. However, it is possible that the IRS may take a position that some or all of the charge for the Estate Enhancer benefit should be deemed a taxable distribution to you. Although we do not believe that the fees associated with the Estate Enhancer benefit should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting this optional benefit under the policy. The Estate Enhancer is not available with an IRA or Roth IRA.

Transfers, Assignments or Exchanges of Policies

A transfer of ownership or assignment of a policy, the designation of an annuitant or payee or other beneficiary who is not also the owner, the exchange of a policy and certain other transactions, or a change of annuitant other than the owner, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transaction or designation should contact a competent tax adviser with respect to the potential tax effects.

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Charges

It is possible that the IRS may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to you. In particular, the IRS may treat fees associated with certain optional benefits as a taxable partial withdrawal, which might also be subject to a tax penalty if the partial withdrawal occurs prior to age 59  1/2. Although we do not believe that the fees associated with any optional benefit provided under the policy should be treated as taxable partial withdrawals, the tax rules associated with these benefits are unclear, and we advise that you consult your tax adviser prior to selecting any optional benefit under the policy.

Withholding

The portion of any distribution under a policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. The amount of withholding varies according to the type of distribution. For qualified policies taxable, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover. The withholding rates applicable to the taxable portion of periodic payments are the same as the withholding rates generally applicable to payments of wages. A 10% withholding rate applies to the taxable portion of non-periodic payments. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

The estate and gift tax unified credit basic exclusion amount is $10,000,000, subject to inflation adjustments (using the C-CPI-U), for taxable years beginning after December 31, 2017, and before January 1, 2026. The maximum rate is 40%.

There is no guarantee that the transfer tax exemptions and maximum rates will remain the same in the future. The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a competent legal adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the policy in detail, a purchaser should keep in mind that the value of an annuity policy owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity policy, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

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Annuity Purchases by Residents of Puerto Rico

The IRS announced that income received by residents of Puerto Rico under life insurance or annuity policies issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Policies Purchased by Non-resident Aliens and Foreign Corporations

The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation for any annuity policy purchase.

Foreign Account Tax Compliance Act (“FATCA”)

If the payee of a distribution from the policy is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the policy or the distribution. The rules relating to FATCA are complex, and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the policy.

Qualified Policies

The qualified policy is designed for use with several types of tax-qualified retirement plans which are briefly described below. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59  1/2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code or to an annuity that is a qualified funding asset as defined in the Code Section 130(d) of the Code. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our policy administration procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.

Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a policy must satisfy certain conditions: (i) the owner must be the annuitant; (ii) the policy generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the policy as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or partial surrenders according to the requirements in the IRS regulations must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70  1⁄2; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the policy value; (vii) the entire interest of the owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59  1⁄2 (unless certain exceptions apply) are subject to a 10% penalty tax. This policy is also available for purchase through an established IRA custodial account with Merrill Lynch, Pierce, Fenner & Smith Incorporated.

SIMPLE and SEP IRAs are types of IRAs that allow employers to contribute to IRAs on behalf of their employees. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59  1/2 are subject to a 10 percent

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penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan. SEP IRAs permit employers to make contributions to IRAs on behalf of their employees, up to a specified dollar amount for the year and subject to certain eligibility requirements as provided by Section 408(k) of the Code. Distributions from SEP IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is the deductible amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after one of the following attaining age 59  1/2, to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same as for traditional IRAs. A policy is available for purchase by an individual who has separately established a Roth IRA custodial account with Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59  1/2, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed lifetime withdrawal benefit prior to age 59  1/2. For policies issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.

Employers using the policy in connection with Section 403(b) plans may wish to consult with their tax adviser.

Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request from a 403(b) policy comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) policies or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.

Qualified Plan Distributions

For qualified plans under 403(b), the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70  1/2 or (ii) retires, and must be made in a specified form or manner. If a participant is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin no later than April 1 of the year following the calendar year in which the owner (or plan participant) reaches age 70  1/2. Each owner is responsible for requesting distributions under the policy that satisfy applicable tax rules. We do not attempt to provide more than general information about use of the policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the policy.

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The Code generally requires that interest in a qualified policy be non-forfeitable. If your policy contains a bonus rider with a recapture, forfeiture, or “vesting” feature, it may not be consistent with those requirements. Consult a tax adviser before purchasing a bonus rider as part of a qualified policy.

You should consult your legal counsel or tax adviser if you are considering purchasing an enhanced death benefit or other optional rider, or if you are considering purchasing a policy for use with any qualified retirement plan or arrangement.

Possible Tax Law Changes

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation, regulation, or otherwise. You should consult a tax adviser with respect to legal or regulatory developments and their effect on the policy.

We have the right to modify the policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity policy owners currently receive.

OTHER INFORMATION

Financial Condition of the Company

We pay the benefits under your policy from our general account assets and/or from your account value held in the separate account. It is important that you understand that payments of the benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for account value allocated to the subaccounts. Your account value in the subaccounts is part of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. See “The accounts.”

Assets in the General Account. Any guarantees under the policy that exceed your account value, such as those associated with any death benefit riders or living benefit riders, are paid from our general account (not the separate account). Therefore, any amounts that we may be obligated to pay under the policy in excess of Account Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the policies supported by it. We issue other types of insurance policies and financial products as well and we pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the policy obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and Account Value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policy owners or to provide the collateral necessary to finance our business operations.

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How to Obtain More Information. We encourage both existing and prospective policy owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the separate account, are located in the SAI. For a free copy of the SAI, simply call or write us at the phone number or address of our Service Center referenced earlier in this Prospectus. In addition, the SAI is available on the SEC’s website at www.sec.gov. For additional information about the Company, please see our Annual Report on Form 10-K, which is available on our website at www.transamerica.com

Notices and Elections

To be effective, all notices, choices, and changes you make under the policy must be in “good order.” “Good order” means the actual receipt by us of the instructions relating to a transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information, and supporting legal documentation we require in order to effect the transaction (including spousal consent, if applicable). The instructions must be provided by you or your representative, if authorized by you in writing. To be in “good order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

“Received” or receipt in good order generally means that everything necessary must be received by us, at our Service Center specified in the Definitions. We reserve the right to reject electronic transactions that do not meet our requirements.

Currently, certain transactions may be made by telephone or other electronic means acceptable to us upon our receipt of the appropriate authorization. We may discontinue this option at any time.

If we have received proper telephone authorization, you may make the following choices via telephone:

1.	Transfers

2.	Premium allocation

3.	Withdrawals

4.	Requests to change the annuity date

We will use reasonable procedures to confirm that a telephone request is proper. These procedures may include possible tape recording of telephone calls and obtaining appropriate identification before effecting any telephone transactions. We will not be liable for losses resulting from telephone requests that we believe are genuine.

Because telephone transactions will be available to anyone who provides certain information about you and your policy, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.

Telephone systems may not always be available. Any telephone system, whether it is yours, your service provider’s, your Financial Advisor’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider requests to be received the following business day. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Service Center.

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Certain Offers

From time to time, the Company has (and may again) offered some form of payment or incentive in return for terminating or modifying certain guaranteed benefits.

When the Company makes an offer, we may vary the offer amount, up or down, among the same group of policy owners based on certain criteria such as policy value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of policy owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining policy owners in the same group.

If you accept an offer that requires you to terminate a guaranteed benefit and you retain your policy, we will no longer charge you for it, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.

Mixed and Shared Funding

The underlying fund portfolios may serve as investment vehicles for variable life insurance policies, variable annuity policies and retirement plans (“mixed funding”) and shares of the underlying fund also may be sold to separate accounts of other insurance companies (“shared funding”). While the Company currently does not foresee any disadvantages to owners and participants arising from either mixed or shared funding, it is possible that the interests of owners of various policies and/or participants in various plans for which the underlying fund portfolios serve as investments might at some time be in conflict. The Company and each underlying fund portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of underlying fund portfolio shares by one or more of the separate accounts, which could have adverse consequences. Such action could also include a decision that separate funds should be established for variable life and variable annuity separate accounts. In such an event, the Company would bear the attendant expenses, but owners and plan participants would no longer have the economies of scale resulting from a larger combined fund. Please read the prospectuses for the underlying fund portfolios, which discuss the underlying fund portfolios’ risks regarding mixed and shared funding, as applicable.

Exchanges and/or Reinstatements

You can generally exchange a non-qualified annuity policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code or transfer qualified policies directly to another life insurance company as a “trustee-to-trustee transfer”. Before making an exchange or transfer, you should compare both annuities carefully. Remember that if you exchange or transfer another annuity for the one described in this prospectus, then you may pay a surrender charge on the other annuity, and there may be a new surrender charge period under this annuity and other charges may be higher (or lower) and the benefits under this annuity may be different. You should not exchange or transfer another annuity for this one unless you determine, after knowing all the facts, that the exchange or transfer is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or transfer or otherwise).

You may ask us to reinstate your policy after such an exchange, transfer, full or partial withdrawal and in certain limited circumstances we will allow you to do so by returning the same total dollar amount of funds distributed to the applicable investment options. The dollar amount will be used to purchase new accumulation units at the then current price. In the event any subaccount previously invested in is closed and we don’t receive additional instructions, funds will be reallocated to the remaining available investment options according to the investment allocation instructions you previously provided. Because of changes in market value, your new accumulation units may be worth more or less than the units you previously owned. Generally, unless you return the original company check, your annuity policy is non-qualified and a portion of the prior withdrawal was taxable, we are required to report the taxable amount from the distribution to the IRS even though the funds have been reinstated. The cost basis will be adjusted accordingly. The taxable amount will be reported on Form 1099-R which you will receive in January of the year following the distribution. We recommend that you consult a tax professional to explain the possible tax consequences of reinstatements.

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Voting Rights

We own all Fund shares held in the Accounts. As the owner, we have the right to vote on any matter put to vote at any Funds’ shareholder meetings. However, we will vote all Fund shares attributable to policies by following instructions we receive from you. If we don’t receive voting instructions, we’ll vote those shares in the same proportion as shares for which we receive instructions. We determine the number of shares you may give voting instructions on by dividing your interest in a subaccount by the net asset value per share of the corresponding Fund. We’ll determine the number of shares you may give voting instructions on as of a record date we choose. We may vote Fund shares in our own right if laws change to permit us to do so.

You have voting rights until the annuity date. You may give voting instructions concerning:

(1)	the election of a Fund’s Board of Directors;
(2)	ratification of a Fund’s independent accountant;
(3)	approval of the investment advisory agreement for a Fund corresponding to your selected subaccounts;
(4)	any change in a fundamental investment policy of a Fund corresponding to your selected subaccounts; and
(5)	any other matter requiring a vote of the Fund’s shareholders.

Reports to Policy Owners

At least once each policy year before the annuity date, we will send you information about your policy. It will provide your policy’s current number of accumulation units in each Fund, the value of each accumulation unit, and the policy value.

You will also receive an annual and a semi-annual report containing financial statements and a list of portfolio securities of the Funds.

Selling the Policy

We have entered into a distribution agreement with our affiliate, Transamerica Capital, Inc. (“Distributor”), for the distribution and sale of the policies. Distributor offers the policies through registered representatives of MLPF&S (“Financial Advisors”). The Financial Advisors are registered with FINRA, licensed as insurance agents in the states in which they do business, and appointed through various Merrill Lynch Life Agencies as our insurance agents.

We pay commissions to the Merrill Lynch Life Agencies for sales of the policies by the Financial Advisors. Pursuant to a sales agreement, the Merrill Lynch Life Agencies pay Distributor a portion of the commissions they receive from us for the sales of the policies, and the Distributor pays the Financial Advisors a portion of the commissions it receives from the Merrill Lynch Life Agencies for the sales of the policies. Distributor also compensates Retirement Solution Specialists (formerly known as District Annuity Specialist), who provide training and marketing support to Financial Advisors in a specific geographic region and whose compensation is based on sales in that region. Sales of the policies will help Retirement Solution Specialists meet their sales goals and affects their total compensation.

The maximum amount of commissions paid to the Merrill Lynch Life Agencies is 5.00% of each premium and up to 1.00% of policy value per year. In addition, the maximum commission paid to the Merrill Lynch Life Agencies on the annuity date is 4.00% of policy value. The maximum commission payable to Financial Advisors for policy sales is 2.25% of each premium and up to 0.50% of policy value per year. In addition, on the annuity date, the maximum commission payable to the Financial Advisors is 1.50% of policy value not subject to a sales charge. Reduced compensation may be paid on policies purchased by any of our or our affiliates’ employees or their spouses or dependents.

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Financial Advisors and their branch managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items. Non-cash items include conferences, seminars, and trips (including travel, lodging, and meals in connection therewith), entertainment, merchandise, and other similar items. In addition, Financial Advisors who meet certain productivity, persistency, and length of service standards and/or their branch managers may be eligible for additional compensation from Distributor. Retirement Solution Specialists who meet certain productivity standards may also be eligible for additional compensation from the Merrill Lynch Life Agencies. Sales of the policies may help Financial Advisors, their branch managers, and Retirement Solution Specialists qualify for such benefits. Distributor’s Financial Advisors and their branch managers may receive other payments from Distributor for services that do not directly involve the sale of the policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

The Distributor does not currently sell the policies through other broker-dealers (“selling firms”). However, the Distributor may enter into selling agreements with selling firms in the future. Selling firms may be compensated on a different basis than the various Merrill Lynch Life Agencies and the Financial Advisors; however, commissions paid to selling firms and their sales representatives will not exceed those described above.

Commissions and other incentives or payments described above are not charged directly to policy owners or the Accounts. We intend to recoup commissions and other sales expenses through fees and charges deducted under the policy.

State Regulation

We are subject to the laws of the State of Arkansas and to the regulations of the Arkansas Insurance Department. We are also subject to the insurance laws and regulations of all jurisdictions in which we’re licensed to do business.

We file an annual statement with the insurance departments of jurisdictions where we do business. The statement discloses our operations for the preceding year and our financial condition as of the end of that year. Our books and accounts are subject to insurance department review at all times. The Arkansas Insurance Department, in conjunction with the National Association of Insurance Commissioners, conducts a full examination of our operations periodically.

Abandoned or Unclaimed Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.

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The Company was the subject of inquiries and remains under audits and market conduct examinations with a focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, and administrative penalties. The Company previously implemented changes in the procedures for the identification of unreported claims and handling of escheatable property to comply with the terms of regulatory agreements and newly adopted laws and regulations. The Company does not believe that any regulatory actions or agreements that result from these audits and examinations will have a material adverse impact on our ability to meet our obligations.

Independent Registered Public Accounting Firm

The financial statements of the Merrill Lynch Life Variable Annuity Separate Account A & B as of December 31, 2017 and for the years ended December 31, 2017 and 2016, and the financial statements of Transamerica Advisors Life Insurance Company as of December 31, 2017 and 2016 and for each of the three years ended December 31, 2017 included in this Prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP,

One North Wacker Drive

Chicago, IL 60606.

Registration Statements

Registration Statements that relate to the policy and its investment options have been filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940. This Prospectus does not contain all of the information in the registration statements. You can obtain the omitted information from the Securities and Exchange Commission’s principal office in Washington, D.C., upon payment of a prescribed fee.

Cyber Security

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Similarly, individual accounts are subject to the risk of unauthorized account access and transactions that target the funds in the accounts stemming from phishing schemes and other actions, or inactions by individual account holders (including the failure to maintain up-to-date security software and anti-virus programs). Such systems failures, cyber-attacks or unauthorized account access affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the underlying funds; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying fund portfolios invest, which may cause the underlying funds to lose value. There can be no assurance that we, the underlying fund portfolios or our service providers will avoid losses affecting your policy that result from cyber-attacks, information security breaches or unauthorized account access in the future.

For a complete description regarding the Company’s policies for its websites, including the Privacy Policy and Terms of Use for such websites, please visit: www.transamerica.com/individual/privacy-policy and www.transamerica.com/individual/terms-of-use.

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Other Transamerica Policies

We offer a variety of fixed and variable annuity policies. They may offer features, including investment options, and have fees and charges, that are different from those in the policy offered by this Prospectus. Not every policy we issue is offered through every financial intermediary. Some financial intermediaries may not offer and/or limit the offering of certain features or options, as well as limit the availability of the policies, based on issue age, or other criteria established by the financial intermediary. Upon request, your financial professional can show you information regarding other Transamerica annuity policies that he or she distributes. You can also contact us to find out more about the availability of any of the Transamerica annuity policies.

You should work with your financial professional to decide whether this policy is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

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ACCUMULATION UNIT VALUES

(Condensed Financial Information)

		Beginning AUV	Ending AUV	# Units
AB Global Thematic Growth Portfolio – Class A Sub-Account inception May 1, 2001	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$8.800505 $8.975818 $8.842311 $8.530839 $7.02 $6.26 $8.27 $7.05 $4.65 $8.96	$11.866618 $8.800505 $8.975818 $8.842311 $8.530839 $7.02 $6.26 $8.27 $7.05 $4.65	616,654.571 517,420.204 658,319.874 670,936.162 651,913.219 698,250.2 787,464.2 1,032,284.2 902,076.7 449,553.6
AB Large Cap Growth Portfolio – Class A Sub-Account inception December 18, 1996	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$30.992661 $30.608434 $27.921164 $24.794156 $18.30 $15.93 $16.66 $15.33 $11.30 $18.98	$40.359221 $30.992661 $30.608434 $27.921164 $24.794156 $18.30 $15.93 $16.66 $15.33 $11.30	2,119,043.396 2,372,250.625 2,630,122.166 2,899,320.204 3,317,009.403 3,778,815.1 4,282,597.8 4,866,442.5 5,486,665.0 6,433,602.6
American Century VP Ultra® Fund – Class I Sub-Account inception May 1, 2004	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$19.099823 $18.534728 $17.677984 $16.290067 $12.05 $10.72 $10.75 $9.38 $7.07 $12.25	$24.917372 $19.099823 $18.534728 $17.677984 $16.290067 $12.05 $10.72 $10.75 $9.38 $7.07	323,877.872 269,532.324 281,238.492 297,021.465 361,957.936 410,385.5 384,034.7 426,766.5 482,761.7 6,278,274.7
BlackRock Advantage Large Cap Core V.I. Fund – Class I Sub-Account inception February 21, 1992	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$54.252235 $49.737984 $50.155235 $45.246146 $34.32 $30.87 $30.55 $28.38 $23.47 $38.85	$65.479718 $54.252235 $49.737984 $50.155235 $45.246146 $34.32 $30.87 $30.55 $28.38 $23.47	2,352,639.991 2,674,784.046 3,041,276.412 3,490,364.369 3,998,269.329 4,596,454.0 5,202,154.1 5,847,898.4 6,643,094.1 8,006,102.1
BlackRock Advantage Large Cap Value V.I. Fund – Class I Sub-Account inception May 1, 2001	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$23.972657 $21.388835 $22.059961 $19.940509 $15.13 $13.50 $13.79 $12.86 $11.41 $18.43	$27.725812 $23.972657 $21.388835 $22.059961 $19.940509 $15.13 $13.50 $13.79 $12.86 $11.41	2,577,879.684 2,809,532.345 3,107,949.682 3,522,893.126 4,090,709.236 4,584,884.5 5,179,964.3 6,275,498.5 7,414,260.3 9,017,390.5

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		Beginning AUV	Ending AUV	# Units
BlackRock Advantage U.S. Total Market V.I. Fund – Class I Sub-Account inception February 21, 1992	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$71.107605 $58.285997 $63.258149 $60.936393 $43.37 $38.72 $40.22 $31.67 $25.02 $42.29	$80.016369 $71.107605 $58.285997 $63.258149 $60.936393 $43.37 $38.72 $40.22 $31.67 $25.02	1,611,113.274 1,801,229.602 1,990,678.988 2,272,628.745 2,622,414.426 2,920,459.3 3,304,663.1 3,878,144.0 4,307,603.6 3,960,632.6
BlackRock Basic Value V.I. Fund – Class I Sub-Account inception July 1, 1993	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$63.346188 $54.325292 $58.548046 $53.983859 $39.63 $35.22 $36.59 $32.88 $25.41 $40.73	$67.648684 $63.346188 $54.325292 $58.548046 $53.983859 $39.63 $35.22 $36.59 $32.88 $25.41	2,504,951.147 2,813,581.067 3,129,681.187 3,557,665.282 4,075,742.251 4,574,490.0 5,207,628.3 6,028,904.6 6,867,560.5 8,125,218.2
BlackRock Capital Appreciation V.I. Fund – Class I Sub-Account inception May 1, 2001	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$15.337422 $15.530601 $14.716454 $13.712908 $10.39 $9.25 $10.29 $8.72 $6.50 $10.77	$20.160241 $15.337422 $15.530601 $14.716454 $13.712908 $10.39 $9.25 $10.29 $8.72 $6.50	4,189,239.660 4,697,849.830 5,322,302.690 6,046,091.900 7,032,866.529 8,075,150.6 9,052,463.2 11,656,587.3 13,448,854.5 4,707,213.2
BlackRock Equity Dividend V.I. Fund – Class I Sub-Account inception July 1, 1993	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$51.188695 $44.574678 $45.459595 $42.140448 $34.30 $31.01 $29.66 $27.24 $24.04 $36.83	$58.958243 $51.188695 $44.574678 $45.459595 $42.140448 $34.30 $31.01 $29.66 $27.24 $24.04	202,264.779 241,952.690 285,073.193 333,732.347 367,365.824 423,004.9 479,700.7 556,062.9 646,013.0 765,463.7
BlackRock Global Allocation V.I. Fund – Class I Sub-Account inception February 21, 1992	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$39.446417 $38.401168 $39.201748 $38.913743 $34.37 $31.59 $33.18 $30.55 $25.55 $32.14	$44.312587 $39.446417 $38.401168 $39.201748 $38.913743 $34.37 $31.59 $33.18 $30.55 $25.55	7,612,070.933 8,458,465.709 9,372,653.642 10,393,126.599 11,608,448.754 12,598,847.7 14,028,628.7 14,974,120.4 16,123,698.6 17,270,375.4
BlackRock Global Opportunities V.I. Fund – Class I Sub-Account inception June 5, 1998	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$17.359372 $16.985062 $17.093891 $18.076958 $14.12 $12.49 $14.44 $13.16 $9.83 $18.44	$21.442422 $17.359372 $16.985062 $17.093891 $18.076958 $14.12 $12.49 $14.44 $13.16 $9.83	855,303.226 1,341,068.305 1,493,038.367 1,670,107.988 1,871,873.507 2,024,063.3 2,286,351.4 2,595,934.2 3,031,907.2 3,096,555.7

60

		Beginning AUV	Ending AUV	# Units
BlackRock Government Money Market V.I. Fund – Class I (Account A) Sub-Account inception February 21, 1992	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$13.414320 $13.578814 $13.762288 $13.948571 $14.14 $14.33 $14.52 $14.72 $14.89 $14.73	$13.320519 $13.414320 $13.578814 $13.762288 $13.948571 $14.14 $14.33 $14.52 $14.72 $14.89	5,166,933.343 5,877,474.630 6,126,609.974 6,885,161.033 7,700,590.407 8,618,782.8 10,049,256.4 11,673,107.5 14,773,811.0 12,981,608.2
BlackRock Government Money Market V.I. Fund – Class I (Account B) Sub-Account inception November 21, 2003	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$15.667523 $15.749283 $15.850723 $15.953196 $16.06 $16.16 $16.27 $16.37 $16.45 $16.15	$15.666963 $15.667523 $15.749283 $15.850723 $15.953196 $16.06 $16.16 $16.27 $16.37 $16.45	77,795.814 116,034.697 112,036.513 113,401.626 156,313.569 167,942.1 207,615.5 260,492.4 277,461.6 349,180.3
BlackRock High Yield V.I. Fund – Class I Sub-Account inception February 21, 1992	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$39.123439 $35.119938 $36.916976 $36.367746 $33.71 $29.55 $28.98 $25.46 $16.48 $23.58	$41.425114 $39.123439 $35.119938 $36.916976 $36.367746 $33.71 $29.55 $28.98 $25.46 $16.48	1,637,224.608 1,849,890.563 2,084,286.355 2,407,862.888 2,738,780.985 3,103,515.7 3,441,632.4 3,445,333.4 3,988,449.1 4,800,419.9
BlackRock International V.I. Fund – Class I Sub-Account inception November 21, 2003	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$17.716530 $17.886994 $18.643778 $19.932624 $16.46 $14.50 $17.03 $16.19 $12.63 $22.26	$22.917225 $17.716530 $17.886994 $18.643778 $19.932624 $16.46 $14.50 $17.03 $16.19 $12.63	3,179,669.395 3,344,086.303 3,681,436.075 4,137,044.133 4,677,185.048 5,276,445.2 6,046,504.9 6,603,773.2 7,627,322.6 6,756,411.4
BlackRock Large Cap Focus Growth V.I. Fund – Class I Sub-Account inception November 21, 2003	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$17.947697 $16.861567 $16.636837 $14.770760 $11.18 $9.83 $9.73 $8.54 $6.82 $11.66	$22.941767 $17.947697 $16.861567 $16.636837 $14.770760 $11.18 $9.83 $9.73 $8.54 $6.82	3,161,992.330 3,513,178.456 3,917,886.677 4,364,882.513 5,033,254.625 5,714,696.2 6,376,009.5 7.645,593.1 9,008,785.6 12,163,262.6

61

		Beginning AUV	Ending AUV	# Units
BlackRock Managed Volatility V.I. – Class I Sub-Account inception February 21, 1992	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$25.481637 $25.394074 $25.885452 $25.652631 $23.09 $21.30 $20.79 $19.37 $16.65 $23.64	$26.392622 $25.481637 $25.394074 $25.885452 $25.652631 $23.09 $21.30 $20.79 $19.37 $16.65	432,915.494 500,286.783 571,300.922 662,397.718 760,915.397 932,894.4 1,053,099.6 1,200,739.7 1,373,382.3 1,644,847.8
BlackRock S&P 500 Index V.I. Fund – Class I Sub-Account inception December 18, 1996	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$31.726954 $28.815639 $28.903332 $25.857814 $19.88 $17.43 $17.37 $15.35 $12.33 $19.90	$38.033371 $31.726954 $28.815639 $28.903332 $25.857814 $19.88 $17.43 $17.37 $15.35 $12.33	3,179,895.020 3,526,091.435 3,688,504.621 4,090,964.865 4,586,357.345 4,926,398.1 5,218,802.7 5,818,817.8 6,534,349.8 7,433,340.3
BlackRock Total Return V.I. Fund – Class I Sub-Account inception February 21, 1992	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$25.783018 $25.431977 $25.710629 $24.433394 $25.05 $23.46 $22.39 $20.71 $17.80 $20.54	$26.352840 $25.783018 $25.431977 $25.710629 $24.433394 $25.05 $23.46 $22.39 $20.71 $17.80	3,020,371.876 3,247,773.843 3,556,481.609 4,008,679.270 4,521,733.145 5,388,729.8 6,066,172.4 7,011,293.7 8,153,508.7 10,325,812.3
BlackRock U.S. Government Bond V.I Fund – Class I Sub-Account inception May 16, 1994	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$20.917182 $20.923531 $21.110493 $20.211177 $21.18 $20.96 $19.98 $18.62 $19.21 $18.07	$20.948863 $20.917182 $20.923531 $21.110493 $20.211177 $21.18 $20.96 $19.98 $18.62 $19.21	2,463,777.986 2,743,356.686 3,001,923.296 3,324,751.486 3,828,939.796 4,723,891.6 5,364,713.0 7,594,949.5 8,885,292.2 10,267,783.2

62

		Beginning AUV	Ending AUV	# Units
Davis Value Portfolio Sub-Account inception May 1, 2001	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$18.749917 $16.985847 $16.946389 $16.195485 $12.30 $11.03 $11.66 $10.48 $8.10 $13.76	$22.685184 $18.749917 $16.985847 $16.946389 $16.195485 $12.30 $11.03 $11.66 $10.48 $8.10	2,230,148.099 2,429,704.739 2,727,669.378 3,134,054.527 3,484,897.669 3,798,352.5 4,245,632.2 9,149,999.7 10,496,427.8 5,931,871.7
Federated Managed Tail Risk Fund II – Primary Class Shares Sub-Account inception May 1, 2004	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$11.554409 $12.224146 $13.221982 $13.53672 $11.78 $10.84 $11.60 $10.39 $9.28 $13.32	$12.648022 $11.554409 $12.224146 $13.221982 $13.53672 $11.78 $10.84 $11.60 $10.39 $9.28	151,291.593 166,617.550 188,200.654 214,487.056 224,594.699 263,565.9 297,179.4 366,693.1 424,406.1 3,728,816.6
Federated Kaufmann Fund II – Primary Class Shares Sub-Account inception May 1, 2004	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$22.471255 $21.971507 $20.935559 $19.341164 $13.99 $12.09 $14.13 $12.14 $9.50 $16.54	$28.451624 $22.471255 $21.971507 $20.935559 $19.341164 $13.99 $12.09 $14.13 $12.14 $9.50	764,637.436 832,201.655 925,878.057 995,782.240 1,103,302.263 1,183,778.4 1,325,791.2 1,616,044.3 1,734,398.2 961,183.6
Invesco V.I. American Franchise Fund – Series I Shares Sub-Account inception April 27, 2012	2017 2016 2015 2014 2013 2012	$14.937749 $14.804513 $14.290281 $13.357224 $9.66 $10.00	$18.767662 $14.937749 $14.804513 $14.290281 $13.357224 $9.66	952,058.521 1,078,967.835 1,234,741.156 1,400,692,.372 1,586,642.150 1,787,855.2
Invesco V.I. Comstock Fund – Series I Shares Sub-Account inception May 1, 2004	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$21.062642 $18.199900 $19.621212 $18.181374 $13.55 $11.52 $11.90 $10.40 $8.18 $12.89	$24.490759 $21.062642 $18.199900 $19.621212 $18.181374 $13.55 $11.52 $11.90 $10.40 $8.18	2,311,065.412 2,535,455.843 2,829,924.830 3,157,401.608 3,550,949.513 3,839,403.4 4,320,617.4 1,188,270.2 1,176,354.4 6,992,788.6
Invesco V.I. Core Equity Fund – Series I Shares Sub-Account inception May 1, 2006	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$17.008404 $15.634281 $16.817191 $15.761794 $12.36 $11.00 $11.16 $10.32 $8.15 $11.83	$18.991848 $17.008404 $15.634281 $16.817191 $15.761794 $12.36 $11.00 $11.16 $10.32 $8.15	2,374,087.782 2,643,209.360 2,935,338.717 3,288,331.597 3,543,759.223 3,945,168.9 4,301,442.2 4,863,913.1 5,548,329.0 6,366404.3

63

		Beginning AUV	Ending AUV	# Units
MFS® Growth Series – Initial Class Sub-Account inception December 18, 1996	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$30.831226 $30.503946 $28.745672 $26.744172 $19.81 $17.10 $17.39 $15.28 $11.25 $18.22	$39.972168 $30.831226 $30.503946 $28.745672 $26.744172 $19.81 $17.10 $17.39 $15.28 $11.25	1,622,256.612 1,792,158.132 1,997,322.905 2,173,107.469 2,379,281.273 2,561,072.0 2,713,372.4 3,006,570.9 3,310,558.4 3,466,226.9
PIMCO Total Return Portfolio – Administrative Class Shares Sub-Account inception July 1, 2002	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$17.164983 $16.944134 $17.097749 $16.619171 $17.18 $15.89 $15.54 $14.57 $12.95 $12.52	$17.767782 $17.164983 $16.944134 $17.097749 $16.619171 $17.18 $15.89 $15.54 $14.57 $12.95	6,651,651.728 7,390,142.280 8,145,765.934 9,202,532.249 11,204,049.674 13,333,214.4 14,217,266.5 16,082,187.8 17,469,139.0 14,265,903.3
TA Legg Mason Dynamic Allocation – Balanced – Service Class Sub-Account inception May 1, 2012	2017 2016 2015 2014 2013 2012	$11.042384 $11.267531 $11.662874 $10.897062 $10.10 $10.00	$12.035037 $11.042384 $11.267531 $11.662874 $10.897062 $10.10	48,430.646 68,094.205 64,908.402 57,540.522 15,143.031 4,349.2
TA Legg Mason Dynamic Allocation – Growth – Service Class Sub-Account inception May 1, 2012	2017 2016 2015 2014 2013 2012	$11.441826 $11.712726 $12.232718 $11.461607 $10.05 $10.00	$12.779822 $11.441826 $11.712726 $12.232718 $11.461607 $10.05	13,151.051 9,619.472 22,834.354 42,442.833 2,792.534 0.0
TA Managed Risk – Balanced ETF – Service Class Sub-Account inception May 1, 2012	2017 2016 2015 2014 2013 2012	$11.504483 $11.238698 $11.596690 $11.242864 $10.23 $10.00	$12.876015 $11.504483 $11.238698 $11.596690 $11.242864 $10.23	299,669.871 277,082.270 357,599.966 286,854.092 86,666.077 7,904.6
TA Managed Risk – Conservative ETF – Service Class Sub-Account inception May 1, 2012	2017 2016 2015 2014 2013 2012	$11.289002 $10.993992 $11.220574 $10.806664 $10.19 $10.00	$12.366786 $11.289002 $10.993992 $11.220574 $10.806664 $10.19	278,453.411 222,799.329 127,399.613 134,948.119 56,286.964 25,841.4
TA Managed Risk – Growth ETF – Service Class Sub-Account inception May 1, 2012	2017 2016 2015 2014 2013 2012	$12.133449 $11.749362 $12.342863 $12.032820 $10.27 $10.00	$14.182464 $12.133449 $11.749362 $12.342863 $12.032820 $10.27	261,880.558 126,970.618 189,095.162 112,527.880 17,166.553 0.0
TA Market Participation Strategy – Service Class Sub-Account inception September 17, 2012	2017 2016 2015 2014 2013 2012	$11.675826 $11.361337 $11.901541 $11.165099 $9.90 $10.00	$12.762976 $11.675826 $11.361337 $11.901541 $11.165099 $9.90	1,551.278 0.0 0.0 0.0 0.0 0.0
TA Greystone International Growth – Initial Service Sub-Account inception August 18, 2017	2017	$10.073704	$10.570615	2,955,985.678
TA PIMCO Tactical – Balanced – Service Class Sub-Account inception September 17, 2012	2017 2016 2015 2014 2013 2012	$11.655918 $11.210783 $11.660027 $10.960199 $9.93 $10.00	$12.884389 $11.655918 $11.210783 $11.660027 $10.960199 $9.93	44,342.595 25,243.604 20,993.552 37,267.358 4,686.909 0.0

64

		Beginning AUV	Ending AUV	# Units
TA PIMCO Tactical – Conservative – Service Class Sub-Account inception September 17, 2012	2017 2016 2015 2014 2013 2012	$11.408563 $11.014941 $11.401465 $10.629201 $9.96 $10.00	$12.426008 $11.408563 $11.014941 $11.401465 $10.629201 $9.96	77,720.985 63,642.284 25,871.360 20,712.852 14,028.113 21,610.1
TA PIMCO Tactical – Growth – Service Class Sub-Account inception September 17, 2012	2017 2016 2015 2014 2013 2012	$11.779078 $11.384176 $11.951995 $11.386389 $9.88 $10.00	$13.344667 $11.779078 $11.384176 $11.951995 $11.386389 $9.88	21,175.927 20,095.292 11,081.858 7,801.899 0.0 0.0
TA QS Investors Active Asset Allocation – Conservative – Service Class Sub-Account inception May 1, 2012	2017 2016 2015 2014 2013 2012	$10.735135 $10.600013 $11.003869 $10.765237 $10.19 $10.00	$11.830535 $10.735135 $10.600013 $11.003869 $10.765237 $10.19	266,524.034 256,653.186 175,360.245 169,596.964 158,427.364 11,684.0
TA QS Investors Active Asset Allocation – Moderate – Service Class Sub-Account inception May 1, 2012	2017 2016 2015 2014 2013 2012	$10.889980 $10.801798 $11.437857 $11.188711 $10.21 $10.00	$12.403859 $10.889980 $10.801798 $11.437857 $11.188711 $10.21	187,075.664 111,616.322 168,977.860 196,727.023 175,591.155 63,715.7
TA QS Investors Active Asset Allocation – Moderate Growth – Service Class Sub-Account inception May 1, 2012	2017 2016 2015 2014 2013 2012	$11.126364 $11.059690 $11.993803 $11.777027 $10.25 $10.00	$13.206535 $11.126364 $11.059690 $11.993803 $11.777027 $10.25	134,948.709 127,014.024 106,015.882 77,054.833 40,057.548 362.5

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The contents of the Statement of Additional Information for the policy include the following:

65

Appendix A – Portfolios Associated With The Subaccounts

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Series I Shares
Invesco V.I. Comstock Fund	Invesco V.I. Comstock Fund	Invesco Advisers, Inc.
Investment Objective: Seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks..
Invesco V.I. Core Equity Fund	Invesco V.I. Core Equity Fund	Invesco Advisers, Inc.
Investment Objective: Long-term growth of capital.
AB Variable Products Series Fund, Inc. – Class A
AB Global Thematic Growth Portfolio	AB Global Thematic Growth Portfolio	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.
American Century Variable Portfolios, Inc. – Class I
VP Ultra® Fund	VP Ultra® Fund	American Century Investment Management, Inc.
Investment Objective: Seeks long-term capital growth.
BlackRock Variable Series Funds, Inc. – Class I Shares
BlackRock Advantage Large Cap Core V.I. Fund	BlackRock Advantage Large Cap Core V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Seek high total investment return.
BlackRock Advantage Large Cap Value V.I. Fund	BlackRock Advantage Large Cap Value V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Seek long-term capital growth.
BlackRock Advantage U.S. Total Market V.I. Fund	BlackRock Advantage U.S. Total Market V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Seek long-term growth of capital.
BlackRock Basic Value V.I. Fund	BlackRock Basic Value V.I. Fund	BlackRock Advisors, LLC
Investment Objective: To seek capital appreciation and, secondarily, income.
BlackRock Capital Appreciation V.I. Fund	BlackRock Capital Appreciation V.I. Fund	BlackRock Advisors, LLC
Investment Objective: To seek long-term growth of capital.
BlackRock Global Allocation V.I. Fund	BlackRock Global Allocation V.I. Fund	BlackRock Advisors, LLC
Investment Objective: To seek high total investment return.
BlackRock Global Opportunities V.I. Fund	BlackRock Global Opportunities V.I. Fund	BlackRock Advisors, LLC
Investment Objective: To seek long-term growth of capital.
BlackRock Government Money Market V.I. Fund*	BlackRock Government Money Market V.I. Fund	BlackRock Advisors, LLC
Investment Objective: To seek to preserve capital, maintain liquidity, and achieve the highest possible current income consistent with the foregoing..
BlackRock High Yield V.I. Fund	BlackRock High Yield V.I. Fund	BlackRock Advisors, LLC
Investment Objective: To seek to maximize total return, consistent with income generation and prudent investment management..
BlackRock International V.I. Fund	BlackRock International V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Long-term capital growth.
BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Seek long-term capital growth.
BlackRock S&P 500 Index V.I. Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Advisors, LLC
Investment Objective: Seek investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index (the “S&P 500” OR THE “Underlying Index”).
BlackRock Total Return V.I. Fund	BlackRock Total Return V.I. Fund	BlackRock Advisors, LLC
Investment Objective: To maximize total return consistent with income generation and prudent investment management.
BlackRock U.S. Government Bond V.I. Fund	BlackRock U.S. Government Bond V.I. Fund	BlackRock Advisors, LLC
Investment Objective: to maximize total return, consistent with income generation and prudent investment management.
Davis Variable Account Fund, Inc.
Davis Value Portfolio	Davis Value Portfolio	Davis Selected Advisers, LP
Investment Objective: Seeks long-term growth of capital.

66

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Federated Insurance Series – Primary Shares
Federated Kaufmann Fund II	Federated Kaufmann Fund II	Federated Equity Management Company of Pennsylvania
Investment Objective: Seeks capital appreciation.
Federated Managed Tail Risk Fund II	Federated Managed Tail Risk Fund II	Federated Global Investment Management Corp.
Investment Objective: Seek capital appreciation.
MFS® Variable Insurance Trust - Initial Class
MFS® Growth Series	MFS® Growth Series	MFS® Investment Management
Investment Objective: Seek capital appreciation.
PIMCO Variable Insurance Trust - Administrative Class Shares
Total Return Portfolio	Total Return Portfolio	Pacific Investment Management Company LLC
Investment Objective: Seeks maximum total return, consistent with preservation of capital and prudent investment management..
Transamerica Series Trust - Initial Class
TA Greystone International Growth (1)	Transamerica Greystone International Growth VP (1)	Greystone ManagedInvestments Inc(1).
Investment Objective: Seeks capital growth.
Transamerica Series Trust - Service Class
TA Legg Mason Dynamic Allocation – Balanced	Transamerica Legg Mason Dynamic Allocation – Balanced VP	QS Investors, LLC (1)
Investment Objective: Seeks capital appreciation and income.
TA Legg Mason Dynamic Allocation – Growth	Transamerica Legg Mason Dynamic Allocation – Growth VP	QS Investors, LLC (2)
Investment Objective: Seeks capital appreciation and income.
TA Managed Risk – Balanced ETF	Transamerica Managed Risk – Balanced ETF VP	Milliman Financial Risk Management LLC
Investment Objective: Seeks to balance capital appreciation and income.
TA Managed Risk – Conservative ETF	Transamerica Managed Risk – Conservative ETF VP	Milliman Financial Risk Management LLC
Investment Objective: Seels current income and preservation of capital.
TA Managed Risk – Growth ETF	Transamerica Managed Risk – Growth ETF VP	Milliman Financial Risk Management LLC
Investment Objective: Seeks capital appreciation as a primary objective and income as a secondary objective.
TA Market Participation Strategy	Transamerica Market Participation Strategy VP	Quantitative Management Associates LLC
Investment Objective: Seeks capital appreciation.
TA PIMCO Tactical – Balanced	Transamerica PIMCO Tactical – Balanced VP	Pacific Investment Management Company LLC
Investment Objective: Seeks a combination of capital appreciation and income.
TA PIMCO Tactical – Conservative	Transamerica PIMCO Tactical – Conservative VP	Pacific Investment Management Company LLC
Investment Objective: Seeks a combination of capital appreciation and income.
TA PIMCO Tactical – Growth	Transamerica PIMCO Tactical – Growth VP	Pacific Investment Management Company LLC
Investment Objective: Seeks a combination of capital appreciation and income.
TA QS Investors Active Asset Allocation – Conservative	Transamerica QS Investors Active Asset Allocation – Conservative VP	QS Investors, LLC
Investment Objective: Seeks current income and preservation of capital.
TA QS Investors Active Asset Allocation – Moderate	Transamerica QS Investors Active Asset Allocation – Moderate VP	QS Investors, LLC
Investment Objective: Seeks capital appreciation and current income.
TA QS Investors Active Asset Allocation – Moderate Growth	Transamerica QS Investors Active Asset Allocation – Moderate Growth VP	QS Investors, LLC
Investment Objective: Seeks capital appreciation with current income as a secondary objective.

67

Additional Information:
The following subaccount was closed to new investments on December 6, 1996:
BlackRock Variable Series Funds, Inc. – Class I Shares
BlackRock Equity Dividend V.I. Fund	BlackRock Equity Dividend V.I. Fund	BlackRock Advisors, LLC
Investment Objective: To seek long-term total return and current income.
BlackRock Managed Volatility V.I. Fund	BlackRock Managed Volatility V.I. Fund	BlackRock Advisors, LLC
Investment Objective: To seek a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities..
Effective December 12, 2011, the following subaccounts are closed to new investments:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Series I Shares
Invesco V.I. American Franchise Fund	Invesco V.I. American Franchise Fund	Invesco Advisers, Inc.
Investment Objective: Seek capital growth.
AB Variable Products Series Fund, Inc. – Class A
AB Large Cap Growth Portfolio	AB Large Cap Growth Portfolio	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.

*	Available both through Account A and Account B.

(1)	Effective on or about August 18, 2017 because of the VIT Substitutions American Century Investments VP International Fund - Class I was replaced by Transamerica MFS International Equity VP (Initial Class). Effective on or about May 1, 2018 Transamerica MFS International Equity VP subadvised by MFS Investment Management was renamed Transamerica Greystone International Growth VP subadvised by Greystone Managed Investments Inc.

68

Appendix B

Calculation of Maximum Anniversary Value Death Benefit

Owners of policies issued on policy Forms ML-VA-001 and ML-VA-002 with the 5% Rising Floor with 7th Anniversary Step-Up death benefit may have elected to change their death benefits to the MAV death benefit. The Maximum Anniversary Value (MAV) Death Benefit that applies to such policies is as follows.

(a)	We determine the Maximum Anniversary Value. To determine the Maximum Anniversary Value,

(i)	we calculate an anniversary value for each policy anniversary beginning with the effective date of the change to the MAV death benefit through the earlier of your (or the older owner’s, if the policy has co-owners, or the annuitant’s, if the owner is a non-natural person) attained age 80 or the anniversary on or prior to your (or any owner’s, if the policy has co-owners or the annuitant’s, if the owner is a non-natural) date of death. An anniversary value is equal to the value of Account A on a policy anniversary, plus premiums allocated to Account A since that policy anniversary minus “adjusted transfers” to Account B and “adjusted withdrawals” from Account A since that policy anniversary.

(ii)	we compare the anniversary values and select the highest. This amount is the Maximum Anniversary Value. It is also the amount referred to as the “Guaranteed Minimum Death Benefit.”

(b)	We compare the Guaranteed Minimum Death Benefit plus the value of Account B with the policy value on the date we receive due proof of death and pick the higher of the two. The higher amount is your death benefit.

Each “adjusted transfer” and “adjusted withdrawal” equals: the amount by which each transfer or withdrawal from Account A reduces the value of Account A multiplied by an amount equal to (i) divided by (ii) where (i) is the Guaranteed Minimum Death Benefit prior to the transfer or withdrawal and (ii) is the value of Account A prior to the transfer or withdrawal.

The period for which we will calculate the Maximum Anniversary Value is based on your attained age (or the attained age of the older owner, if the policy has co-owners, or the annuitant, if the owner is a non-natural person) on the effective date of the change to the MAV death benefit. Subsequent changes in owner will not increase the period of time used to determine the Maximum Anniversary Value. If a new owner has not attained age 80 and is older than the owner whose age is being used to determine the Maximum Anniversary Value at the time of the ownership change, the period of time used in the calculation of the Maximum Anniversary Value will be based on the attained age of the new owner at the time of the ownership change. If at the time of an ownership change the new owner is age 80 or over, we will use the Maximum Anniversary Value as of the policy anniversary on or prior to the ownership change, increased by premiums and decreased by “adjusted withdrawals” and “adjusted transfers” since that policy anniversary.

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Appendix C

Calculation of the 5% Rising Floor with 7th Anniversary Step-Up for Policy Form ML-VA-002

The following discussion applies for issue ages under 80.

(a)	We determine premiums compounded at 5%. To do this, we calculate 5% assumed annual interest on premiums you pay into Account A, less “adjusted transfers” to Account B and “adjusted withdrawals” from Account A with interest at 5% annually. (If your policy was issued before we received state approval for the 7th anniversary value described below, we do not “adjust” transfers and withdrawals in this calculation.)
(b)	We determine the greatest 7th anniversary value. To determine the greatest 7th anniversary value,
(i)	we calculate 5% assumed annual interest on your Account A value at the end of each 7th policy year (i.e., 7, 14, 21, etc.);
(ii)	we calculate 5% assumed annual interest on premiums paid into Account A since the end of each 7th policy year;
(iii)	we calculate 5% assumed annual interest on each “adjusted transfer” to Account B and to each “adjusted withdrawal” from Account A since the end of each 7th policy year;
(iv)	for each 7th policy year, we add (ii) to (i) and subtract (iii) from that amount. Each of these is a 7th anniversary value. We pick the greatest of these 7th anniversary values.

We determine 7th anniversary values in (b) until the earlier of the last day of the policy year in which you reach age 80, or the date of your death.

(c)	Assuming that when we obtained necessary state approval you have not attained age 80 or your death benefit was not “capped”, we determine the attained age 80 anniversary value. To do this, we add the value of Account A on the policy anniversary on which you attain age 80 plus any premiums paid into Account A since that policy anniversary, and subtract any “adjusted transfers” to Account B and “adjusted withdrawals” from Account A since that policy anniversary.
(d)	We compare the results in (a), (b), and (c). We pick the highest of the three. This amount is referred to as the Guaranteed Minimum Death Benefit.
(e)	We compare the Guaranteed Minimum Death Benefit plus the value of Account B with the policy value on the date we receive due proof of death and pick the higher of the two. The higher amount is your death benefit.

Each “adjusted transfer” and “adjusted withdrawal” equals:

•	the amount by which each transfer or withdrawal from Account A reduces the value of Account A multiplied by
•	an amount equal to (i) divided by (ii), where (i) is the Guaranteed Minimum Death Benefit of Account A prior to the transfer or withdrawal, and (ii) is the value of Account A prior to the transfer or withdrawal; but not less than one.

There are limits on the period during which the assumed 5% interest will accrue for purposes of calculating the 5% Rising Floor with 7th Anniversary Step-Up. Interest accrues until the earliest of:

(1)	The last day of the 20th policy year;
(2)	The last day of the policy year in which the policy owner attains age 80;
(3)	The date of death of the policy owner.

Please Note:

Subsequent changes in owner (i.e., spousal continuation) will not increase the period of time used to determine the 5% Rising Floor with 7th Anniversary Step-Up.

70

The purpose of this example is to illustrate the operation of the 5% Rising Floor with 7th Year Anniversary Step-Up Death Benefit. The investment returns shown are hypothetical and are not representative of past or future performance. Actual investment returns may be more or less than those shown and will depend upon a number of factors, including the investment allocations made by a policy owner and the investment experience of the funds. The example does not reflect the deduction of fees and charges.

Facts: Assume a 68 year-old person purchased a policy on June 1, 2010 with the 5% Rising Floor with 7th Year Anniversary Step-Up Death Benefit and made an initial payment of $100,000, which was allocated completely to Account A. During his or her life, the policy owner makes no withdrawals, transfers, or additional premium payments. The following chart, which is discussed in more detail below, depicts the potential Death Benefit at certain points over the life of the policy owner.

					(GMDB) Guaranteed Minimum Death Benefit (Greatest of X, Y, or Z)
				(CV)	(X)	(Y)	(Z)	(DB)
		TRANSACTIONS		POLICY	PREMIUMS	GREATEST	ATTAINED AGE 80 ANNIVERSARY	DEATH
DATE		PREM.	WITHDR.	VALUE	AT 5%	7th ANNIV.	VALUE	BENEFIT
6/1/09	The policy is issued	$100,000		$100,000	$100,000	$0	$0	$100,000 (Greater of CV or GMDB)
	CV = $100,000, X = $100,000, Y = $0 (because the policy has not yet reached a seventh anniversary), and Z = $0 (because the policy owner has not attained age 80) DB = $100,000
6/1/10	First policy anniversary			$104,000	$105,000	$0	$0	$105,000 (Greater of CV or GMDB)
	Assume policy value increased $4,000 due to positive investment performance CV = $104,000, X = $105,000 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for one year), Y = $0 (because the policy has not yet reached a seventh anniversary), and Z = $0 (because the policy owner has not attained age 80) DB = greatest ($104,000, $105,000, $0, $0) = $105,000
6/1/11	Second policy anniversary			$120,000	$110,250	$0	$0	$120,000 (Greater of CV or GMDB)
	Assume policy value increased $16,000 due to positive investment performance CV = $120,000, X = $110,250 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for two years), Y = $0 (because the policy has not yet reached a seventh anniversary), and Z = $0 (because the policy owner has not attained age 80) DB = greatest ($120,000, $110,250, $0, $0) = $120,000
6/1/16	Seventh policy anniversary			$160,000	$140,710	$160,000	$0	$160,000 (Greater of CV or GMDB)
	Assume policy value increased $40,000 due to positive investment performance CV = $160,000, X = $140,710 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for seven years), Y = $160,000 (the value of Account A on the Seventh Anniversary), and Z = $0 (because the policy owner has not attained age 80) DB = greatest ($160,000, $140,710, $160,000, $0) = $160,000
6/1/17	Eighth policy anniversary			$130,000	$147,746	$168,000	$0	$168,000 (Greater of CV or GMDB)
	Assume policy value decreased $30,000 due to negative investment performance CV = $130,000, X = $147,746 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for eight years), Y = $168,000 (the policy value on the seventh anniversary at an interest rate compounded daily to yield 5% annually for one year), and Z = $0 (because the policy owner has not attained age 80) DB = greatest ($130,000, $147,746, $168,000, $0) = $168,000
6/1/18	Twelfth policy Anniversary			$210,000	$179,586	$204,205	$210,000	$210,000 (Greater of CV or GMDB)
	Assume policy value increased $80,000 due to positive investment performance CV = $210,000, X = $179,586 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for seven years), Y = $204,205 (the policy value on the seventh anniversary at an interest rate compounded daily to yield 5% annually for five years), and Z = $210,000 (the value of Account A on the anniversary the owner attains age 80) DB = greatest ($210,000, $179,586, $204,205, $210,000) = $210,000

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Appendix D

Calculation of the 5% Rising Floor with 7th Year Anniversary Step-Up for Policy Form ML-VA-001 (except Policies issued in Washington)

(a)	We determine premiums compounded at 5%. To do this, we calculate 5% assumed annual interest on premiums you pay into Account A, less transfers to Account B and withdrawals from Account A with interest at 5% annually. Interest accrues until the last day of the 20th policy year.
(b)	We determine the greatest 7th anniversary value. To determine the greatest 7th anniversary value,
(i)	we calculate 5% assumed annual interest on your Account A value at the end of each 7th policy year (i.e., 7, 14, 21, etc.);
(ii)	we calculate 5% assumed annual interest to premiums paid into Account A since the end of each 7th policy year;
(iii)	we calculate 5% assumed annual interest on each “adjusted transfer” to Account B and to each “adjusted withdrawal” from Account A since the end of each 7th policy year;
(iv)	for each 7th policy year, we add (ii) to (i) and subtract (iii) from that amount. Each of these is a 7th anniversary value. We pick the greatest of these 7th anniversary values.

We determine 7th anniversary values in (b) until the earlier of the last day of the policy year in which you reach attained age 80, or the date of your death. Interest accrues until the earliest of:

(1)	The last day of the 20th policy year;
(2)	The last day of the policy year in which the policy owner attains age 80;
(3)	The date of death of the policy owner.

(c)	Assuming that when we obtained necessary state approval you were not over attained age 80 or your death benefit was not “capped”, we determine the attained age 80 anniversary value. To do this, we add the value of Account A on the policy anniversary on which you attain age 80 plus any premiums paid into Account A since that policy anniversary, and subtract any “adjusted transfers” to Account B and “adjusted withdrawals” from Account A since that policy anniversary.
(d)	We compare the results in (a), (b), and (c). We pick the highest of the three. This amount is referred to as the Guaranteed Minimum Death Benefit.
(e)	We compare the Guaranteed Minimum Death Benefit plus the value of Account B with the policy value on the date we receive due proof of death and pick the higher of the two. The higher amount is your death benefit.

Each “adjusted transfer” and “adjusted withdrawal” equals:

•	the amount by which each transfer or withdrawal from Account A reduces the value of Account A multiplied by
•	an amount equal to (i) divided by (ii), where (i) is the Guaranteed Minimum Death Benefit of Account A prior to the transfer or withdrawal, and (ii) is the value of Account A prior to the transfer or withdrawal; but not less than one.

Please Note:

Subsequent changes in owner (i.e., spousal continuation) will not increase the period of time used to determine the 5% Rising Floor with 7th Year Anniversary Step-Up.

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Appendix E

Calculation of the 5% Rising Floor (for Policies issued in the state of Washington on Policy Forms ML-VA-001 and ML-VA-002)

(a)	We credit 5% assumed annual interest on premiums you pay into Account A.
(b)	We credit 5% assumed annual interest on any transfers to Account B and any withdrawals from Account A.
(c)	We subtract (b) from (a). This amount is referred to as your Guaranteed Minimum Death Benefit.
(d)	We add the value of Account B to the amount in (c).
(e)	We compare the result in (d) to your policy value. The death benefit is the higher of the two.

There are limits on the period during which the 5% interest will accrue for purposes of calculating the 5% Rising Floor. If your policy was issued on policy Form ML-VA-002, interest accrues until the earliest of:

(1)	The last day of the 20th policy year;
(2)	The last day of the policy year in which the policy owner attains age 80;
(3)	The date of death of the policy owner.

If your policy was issued on policy Form ML-VA-001, interest accrues until the last day of the 20th policy year.

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Appendix F — Example of Maximum Anniversary Value Death Benefit

The purpose of this example is to illustrate the operation of the Maximum Anniversary Value Death Benefit. The investment returns assumed are hypothetical and are not representative of past or future performance. Actual investment returns may be more or less than those shown and will depend upon a number of factors, including the investment allocations made by a policy owner and the investment experience of the funds. The example does not reflect the deduction of fees and charges.

Facts: Assume that you were under age 78 at issue and elected the Maximum Anniversary Value death benefit. You paid an initial premium of $100,000 on June 1, 2009 and a subsequent premium of $10,000 on December 1, 2010, which are allocated completely to Account A. You also make a withdrawal of $50,000 on January 1, 2011. Your death benefit, based on hypothetical policy values and transactions, and resulting hypothetical maximum anniversary values (“MAV”) are illustrated below.

				(A)	(B)	(C)
		TRANSACTIONS		PREMS LESS ADJ.	MAX ANNIV.	POLICY
DATE		PREM.	WITHDR.	WITHDRS.	VALUE (MAV)	VALUE	DEATH BENEFIT
6/1/09	The policy is issued	$ 100,000		$ 100,000	$ 0	$ 100,000	$100,000 (maximum of (A), (B), (C))
MAV is $0 until first policy anniversary
6/1/10	First policy anniversary			$ 100,000	$ 110,000	$ 110,000	$110,000 (maximum of (A), (B), (C))
Assume policy value increased $10,000 due to positive investment performance Anniversary value for 6/1/2010 = policy value on 6/1/2010 = $110,000 MAV = greatest of anniversary values = $110,000
12/1/10	Owner puts in $10,000 additional premium	$ 10,000		$ 110,000	$ 120,000	$ 114,000	$120,000 (maximum of (A), (B), (C))

Assume policy value decreased $6,000 due to negative investment performance

Anniversary value for 6/1/2010 = policy value on 6/1/2010 + premiums added since that anniversary = $110,000 + $10,000 = $120,000

MAV = greatest of anniversary values = $120,000

1/1/11	Owner takes a $50,000 withdrawal		$ 50,000	$ 50,000	$ 60,000	$ 50,000	$60,000 (maximum of (A), (B), (C))

Assume policy value decreased $14,000 due to negative investment performance

Anniversary value for 6/1/2010 = policy value on 6/1/2010 + premiums added – adjusted withdrawals since that anniversary = $110,000 + $10,000 – $60,000 = $60,000

Adjusted withdrawal = withdrawal × maximum (MAV, prems –adj. Withdrs.)

                policy value

= $50,000 × maximum (120,000 , 110,000)/100,000

= $50,000 × 120,000/100,000 = $60,000

(Note: All values are determined immediately prior to the withdrawal)

MAV = greatest of anniversary values = $60,000

6/1/11	Second policy anniversary			$ 50,000	$ 60,000	$ 55,000	$60,000 (maximum of (A), (B), (C))

Assume policy value increased $5,000 due to positive investment performance Anniversary value for 6/1/2010 = $60,000

Anniversary value for 6/1/2011 = policy value on 6/1/2009 = $55,000

MAV = greatest of anniversary values = maximum ($60,000, $55,000) = $60,000

6/1/12	Third policy anniversary			$ 50,000	$ 65,000	$ 65,000	$65,000 (maximum of (A), (B), (C))

Assume policy value increased $10,000 due to positive investment performance Anniversary value for 6/1/2010 = $60,000

Anniversary value for 6/1/2011= policy value on 6/1/2011 = $55,000

Anniversary value for 6/1/2012 = policy value on 6/1/2012 = $65,000

MAV = greatest of anniversary values maximum ($60,000, $55,000, $65,000) = $65,000

For a detailed explanation of how we calculate the Maximum Anniversary Value Death Benefit, see “Death Benefit.”

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Appendix G – Example of the Estate Enhancer Benefit

The purpose of this example is to illustrate the operation of the Estate Enhancer benefit. The investment returns assumed are hypothetical and are not representative of past or future performance. Actual investment returns may be more or less than those shown and will depend upon a number of factors, including the investment allocations made by a policy owner and the investment experience of the funds. The example assumes no withdrawals and does not reflect the deduction of any fees and charges.

Facts: Assume that a couple (ages 60 and 55) purchase a policy on June 1, 2010 with the Estate Enhancer benefit, and makes an initial premium payment of $100,000. The policy value on the death of the first to die is $300,000. The following chart depicts the potential Estate Enhancer benefit at the death of the policy owner.

Net Premiums	$100,000
Policy Value	$300,000
Estate Enhancer Gain	$200,000
Estate Enhancer benefit Lesser of 45% of Estate Enhancer Gain ($90,000) or 45% of Net Premiums ($45,000)	$45,000*

*	Assuming the policy value is greater than the Guaranteed Minimum Death Benefit, the total death benefit payable equals $300,000 + $45,000 = $345,000. Assuming a lump sum payout and an income tax rate of 36%, the after-tax death benefit is $256,800.

If instead, the couple had been ages 70 and 55, the percentage used in the above calculations would have been 30% since the oldest owner at issue was over age 69 and the Estate Enhancer benefit would have been $30,000.

For a detailed explanation of how we calculate the Estate Enhancer benefit, see “Death Benefit.”

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Appendix H – Example of Guaranteed Minimum Income Benefit

The purpose of this example is to illustrate the operation of the Guaranteed Minimum Income Benefit (GMIB). No investment returns are assumed as only the GMIB guaranteed minimum payments are illustrated. Actual investment returns may result in a higher payment. The example assumes no allocations or transfers to Separate Account B, no withdrawals and no premium taxes. Any change to these assumptions would reduce the GMIB Benefit Base and therefore the GMIB guaranteed minimum payment.

Facts: Assume that a male, age 60 purchased the policy with the GMIB, and made an initial premium payment of $100,000. The following chart shows the GMIB guaranteed minimum payout amounts if he were to exercise the GMIB rider on the policy anniversaries shown and chooses the Life with Payments Guaranteed for 10 Years annuity option:

POLICY ANNIVERSARY*	GMIB BENEFIT BASE	ANNUAL GMIB PAYMENTS**
5th	$127,628	GMIB NOT AVAILABLE FOR EXERCISE
10th	$162,889	$10,184
15th	$207,893	$14,868
20th	$265,330	$21,715
25th***	$338,635	$31,290
30th	n/a	GMIB TERMINATED

*	The policy may also be annuitized under the terms and conditions of the GMIB rider during the 30 day period immediately following each policy anniversary whenever GMIB is available for exercise.
**	GMIB payments must be made on a monthly basis. Annual amounts (monthly times 12) are illustrative.
***	If the policy were not annuitized during the 30 day period following this policy anniversary, the GMIB rider would terminate and no future guaranteed minimum income benefit would be provided. Furthermore, GMIB Fees previously collected would not be refunded.

For a detailed explanation of how we calculate the GMIB Benefit Base and determine the actual payout amount upon exercise of the GMIB rider, see “Guaranteed Minimum Income Benefit.”

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STATEMENT OF ADDITIONAL INFORMATION

May 1, 2018

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A

and

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT B

FLEXIBLE PREMIUM INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT

also known as

MODIFIED SINGLE PREMIUM INDIVIDUAL DEFERRED

VARIABLE ANNUITY CONTRACT

Issued By

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

Home Office: Little Rock, Arkansas 72201

Service Center: 4333 Edgewood Road NE

Cedar Rapids, Iowa 52499-0001

Phone: (800) 535-5549

Offered Through

Transamerica Capital, Inc.

This individual deferred variable annuity contract (the “Contract”) is designed to provide comprehensive and flexible ways to invest and to create a source of income protection for later in life through the payment of annuity benefits. An annuity is intended to be a long term investment. Contract owners should consider their need for deferred income before purchasing the Contract. The Contract is issued by Transamerica Advisors Life Insurance Company (“Transamerica”) both on a nonqualified basis, and as an Individual Retirement Annuity (“IRA”) that is given qualified tax status. This Contract is currently not available to be issued as a tax sheltered annuity contract. We no longer accept any additional contributions from any source to your 403(b) Contract. In addition, we prohibit the issue of a 403(b) Contract in an exchange for the 403(b) contract or custodial account of another provider.

This Statement of Additional Information is not a Prospectus and should be read together with the Contract’s Prospectus dated May 1, 2018, which is available on request and without charge by writing to or calling Transamerica at the Service Center address or phone number set forth above.

2

OTHER INFORMATION

Selling the Contract

The Contracts are offered to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

Effective May 1, 2008, Transamerica Capital, Inc. (“Transamerica” or “Distributor”) serves as principal underwriter for the Contracts. Distributor is a California corporation and its home office is located at 1801 California Street, Suite 5200, Denver, Colorado 80202. Distributor is an indirect, wholly owned subsidiary of Aegon USA, Inc. (“Aegon USA”). Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA (formerly NASD, Inc.). Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) formerly served as principal underwriter for the Contracts. MLPF&S is a Delaware corporation and its home office is located at 4 World Financial Center, New York, New York 10080. MLPF&S is an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. MLPF&S is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA. For the years ended December 31, 2017, 2016, and 2015, Transamerica Capital, Inc. received $8,486,920, $8,316,636, and $9,383,941, respectively, in commissions.

Financial Statements

The financial statements of Transamerica included in this Statement of Additional Information should be distinguished from the financial statements of the Accounts and should be considered only as bearing upon the ability of Transamerica to meet any obligations it may have under the Contract.

CALCULATION OF YIELDS AND TOTAL RETURNS

Money Market Yields

From time to time, Transamerica may quote in advertisements and sales literature the current annualized yields for the Account A BlackRock Government Money Market V.I. Subaccount and the Account B BlackRock Government Money Market V.I. Subaccount for a 7-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the underlying Fund or on its respective portfolio securities. The current annualized yield is computed by: (a) determining the net change (exclusive of realized gains and losses on the sales of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account under a Contract having a balance of 1 unit at the beginning of the period, (b) dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return; and (c) annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net income from the Fund attributable to the hypothetical account; and (2) charges and deductions imposed under the Contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: (1) the mortality and expense risk charge; (2) the administration charge; and (3) the annual contract maintenance charge. For purposes of calculating current yields for a Contract, an average per unit contract maintenance charge is used, as described below. Current yield will be calculated according to the following formula:

Current Yield = ((NCF – ES)/UV) × (365/7)

Where:

NCF	=	the net change in the value of the Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 unit.

ES	=	per unit expenses for the hypothetical account for the 7-day period.

UV	=	the unit value on the first day of the 7-day period.

3

Transamerica also may quote the effective yield of the Account A BlackRock Government Money Market V.I. Subaccount or the Account B BlackRock Government Money Market V.I. Subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return according to the following formula:

Effective Yield = (1 + ((NCF – ES)/UV))365/7 = 1

Where:

NCF	=	the net change in the value of the Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 unit.

ES	=	per unit expenses of the hypothetical account for the 7-day period.

UV	=	the unit value for the first day of the 7-day period.

Because of the charges and deductions imposed under the Contract, the yields for the Account A BlackRock Government Money Market V.I. Subaccount and the Account B BlackRock Government Money Market V.I. Subaccount will be lower than the yield for the corresponding underlying Fund.

The yields on amounts held in the Account A BlackRock Government Money Market V.I. Subaccount or the Account B BlackRock Government Money Market V.I. Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for that subaccount is affected by changes in interest rates on money market securities, average portfolio maturity of the underlying Fund, the types and qualities of portfolio securities held by the Fund and the Fund’s operating expenses. Yields on amounts held in the Account A BlackRock Government Money Market V.I. Subaccount and the Account B BlackRock Government Money Market V.I. Subaccount may also be presented for periods other than a 7-day period.

Other Subaccount Yields

From time to time, Transamerica may quote in sales literature or advertisements the current annualized yield of one or more of the Account A subaccounts (other than the Account A BlackRock Government Money Market V.I. Subaccount) for a Contract for 30-day or one-month periods. The annualized yield of a subaccount refers to income generated by the subaccount over a specified 30-day or one-month period. Because the yield is annualized, the yield generated by the subaccount during the 30-day or one-month period is assumed to be generated each period over a 12-month period. The yield is computed by: (1) dividing for the period; by (2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; then (3) compounding that yield for a 6-month period; and then (4) multiplying that result by 2. Expenses attributable to the subaccount include the mortality and expense risk charge, the administration charge and the annual contract maintenance charge. For purposes of calculating the 30-day or one-month yield, an average contract maintenance charge per dollar of contract value in the subaccount is used to determine the amount of the charge attributable to the subaccount for the 30-day or one-month period, as described below. The 30-day or one-month yield is calculated according to the following formula:

Yield = 2 × ((((NI – ES)/(U × UV)) + 1)6 – 1)

Where:

NI	=	net investment income of the Fund for the 30-day or one-month period attributable to the subaccount’s units.

ES	=	expenses of the subaccount for the 30-day or one-month period.

U	=	the average number of units outstanding.

UV	=	the unit value at the close of the last day in the 30-day or one-month period.

4

Currently, Transamerica may quote yields on bond subaccounts within Account A. Because of the charges and deductions imposed under the contracts, the yield for an Account A subaccount will be lower than the yield for the corresponding Fund.

The yield on the amounts held in the Account A subaccounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A subaccount’s actual yield is affected by the types and quality of portfolio securities held by the corresponding Fund, and its operating expenses.

Yield calculations do not take into account the declining contingent deferred sales charge on amounts surrendered or withdrawn under the Contract deemed to consist of premiums paid within the preceding seven years. A contingent deferred sales charge will not be imposed on the “free withdrawal amount” each year.

Total Returns

From time to time, Transamerica also may quote in sales literature or advertisements, total returns, including average annual total returns for one or more of the subaccounts for various periods of time. Average annual total returns will be provided for a subaccount for 1, 5 and 10 years, or for a shorter period, if applicable.

Total returns assume the Contract was surrendered at the end of the period shown, and are not indicative of performance if the Contract was continued for a longer period.

Average annual total returns for other periods of time may also be disclosed from time to time. For example, average annual total returns may be provided based on the assumption that a subaccount had been in existence and had invested in the corresponding underlying Fund for the same period as the corresponding Fund had been in operation. Average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a contract to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will generally be as of the most recent calendar quarter-end.

Average annual total returns are calculated using subaccount unit values calculated on each valuation day based on the performance of the corresponding underlying Fund, the deductions for the mortality and expense risk charge, the administration charge (in the case of Account A subaccounts), and the contract maintenance charge (but not the GMIB and Estate Enhancer Benefit charges), and assume a surrender of the Contract at the end of the period for the return quotation. Total returns therefore reflect a deduction of the contingent deferred sales charge for any period of less than seven years. For purposes of calculating total return, an average per dollar contract maintenance charge attributable to the hypothetical account for the period is used, as described below. The average annual total return is then calculated according to the following formula:

TR = ((ERV/P) 1/N) + 1

Where:

TR	=	the average annual total return net of subaccount recurring charges (such as the mortality and expense risk charge, administration charge, if applicable, and contract maintenance charge).

ERV	=	the ending redeemable value (net of any applicable contingent deferred sales charge) at the end of the period of the hypothetical account with an initial payment of $1,000.

P	=	a hypothetical initial payment of $1,000.

N	=	the number of years in the period.

From time to time, Transamerica also may quote in sales literature or advertisements, total returns that do not reflect the contingent deferred sales charge. These are calculated in exactly the same way as average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any contingent deferred sales charge on surrender of the Contract. In addition, such nonstandard returns may also be quoted for other periods.

5

From time to time, Transamerica also may quote in sales literature or advertisements total returns or other performance information for a hypothetical Contract assuming the initial premium is allocated to more than one subaccount or assuming monthly transfers from the Account A BlackRock Government Money Market V.I. Subaccount to one or more designated subaccounts under a dollar cost averaging program. These returns will reflect the performance of the affected subaccount(s) for the amount and duration of the allocation to each subaccount for the hypothetical Contract. They also will reflect the deduction of charges described above except for the contingent deferred sales charge. For example, total return information for a Contract with a dollar cost averaging program for a 12-month period will assume commencement of the program at the beginning of the most recent 12-month period for which average annual total return information is available. This information will assume an initial lump-sum investment in the Account A BlackRock Government Money Market V.I. Subaccount at the beginning of that period and monthly transfers of a portion of the contract value from that subaccount to designated subaccount(s) during the 12-month period. The total return for the Contract for this 12-month period therefore will reflect the return on the portion of the contract value that remains invested in the Account A BlackRock Government Money Market V.I. Subaccount for the period it is assumed to be so invested, as affected by monthly transfers, and the return on amounts transferred to the designated subaccounts for the period during which those amounts are assumed to be invested in those subaccounts. The return for an amount invested in a subaccount will be based on the performance of that subaccount for the duration of the investment, and will reflect the charges described above other than the contingent deferred sales charge. Performance information for a dollar cost-averaging program also may show the returns for various periods for a designated subaccount assuming monthly transfers to the subaccount, and may compare those returns to returns assuming an initial lump-sum investment in that subaccount. This information also may be compared to various indices, such as the Merrill Lynch 91-day Treasury Bills index or the U.S. Treasury Bills index and may be illustrated by graphs, charts, or otherwise.

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PART I

The “Business” section and other parts of this Form 10-K contain forward-looking statements that involve inherent risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, and containing words such as “believe,” “estimate,” “anticipate,” “expect,” or similar words are forward-looking statements. Our actual results may differ materially from the projected results discussed in the forward-looking statements. Factors that could cause such differences include but are not limited to, those discussed in “Part 1 – Item 1A. Risk Factors” and in the “Forward-Looking Statements” in “Part II – Item. 7. Management’s Narrative Analysis of Results of Operations” of the Form 10-K. Our Financial Statements and the accompanying notes to the Financial Statements are presented in “Part II – Item 8. Financial Statements and Supplementary Data.”

Item 1. Business

Transamerica Advisors Life Insurance Company (“TALIC”, the “Registrant”, the “Company”, “we”, “our” or “us”) is a wholly-owned subsidiary of Transamerica Corporation (“TA Corp”, “the Parent”), which is an indirect wholly owned subsidiary of Aegon N.V., a limited liability share company organized under Dutch law. The Company was formerly a wholly owned subsidiary of AEGON USA, LLC (“AUSA”), which merged into TA Corp effective December 31, 2015. Aegon N.V. and its subsidiaries and joint ventures have life insurance and pension operations in over twenty countries in Europe, the Americas, and Asia, and are also active in savings and investment operations, accident and health insurance, and general insurance and have limited banking operations in a number of these countries.

The Company is a life insurance company that conducts its business primarily in the annuity markets and, to a lesser extent, in the life insurance markets of the financial services industry. The Company is domiciled in the state of Arkansas and is currently subject to primary regulation by the Arkansas Insurance Department.

The Company is currently licensed to conduct business in 49 states, the District of Columbia, the U.S. Virgin Islands, and Guam. During 2017, life insurance and/or annuity deposits on existing policies received in states in which the Company is licensed to conduct business were concentrated in Pennsylvania, 13%; Florida, 13%; Arizona, 10%; California, 7%; Ohio, 7%; Connecticut, 6%; and Texas, 6%.

While the Company is no longer issuing new life insurance, variable annuity or market value adjusted annuity products, it continues to service this closed block of business that is organized into two segments: Annuity and Life Insurance.

The Annuity segment administers variable and fixed annuity products. The variable annuity products include various guaranteed benefits, which include Guaranteed Minimum Death Benefits (“GMDB”), Guaranteed Minimum Income Benefits (“GMIB”) and Guaranteed Minimum Withdrawal Benefits (“GMWB”). The fixed annuity product includes fixed contingent annuities sometimes referred to as contingent deferred annuities (“CDA”) or a stand-alone living benefit (“SALB”). A SALB is essentially a guaranteed lifetime withdrawal benefit that exists independently and provides certain guarantees to a certificate owner’s account, which holds mutual funds and exchange-traded funds. Existing certificate owners of the CDAs may continue to make subsequent contributions, as permitted by the terms of their CDA contracts. Revenue earned on annuity products, including CDAs, is primarily fees driven from market movements and net asset flows.

The Life Insurance segment administers variable life and interest-sensitive whole life insurance policies. These policies provide for life insurance death benefits and accumulation of cash value. Interest sensitive life policies provide a minimum guaranteed rate for accumulation of cash value and a guaranteed death benefit. Certain variable life insurance policies may contain a guaranteed minimum death benefit that may last until maturity of the contract. Funds contained in our variable life contracts are invested in Separate Accounts, which offer various bond and equity investment options. Revenue on interest sensitive whole life insurance policies is generated from monthly deductions for cost of insurance (“COI”) and expense charges as well as investment spreads. Revenue on variable life policies is generated from fees on the Separate Accounts as well as monthly deductions for expenses and COI.

The Registrant files annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K and other information required by the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), with the Securities and Exchange Commission (the “SEC”). As soon as reasonably practicable after the Registrant electronically makes these filings and any amendments to these filings, with, or furnishes them to, the SEC, we make them available through the Transamerica website at www.transamerica.com. Click first on “About Us,” click next on “Who We Are – Financial Strength” and then click on “Transamerica Advisors Life Insurance Company” on the Financial Strength page. Any materials we file with the SEC are also publicly available through the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

Item 1A. Risk Factors

Risk Factors that Could Affect Transamerica Advisors Life Insurance Company

In the course of conducting its business operations, the Company could be exposed to a variety of risks that are inherent to the insurance industry. The risks described below and elsewhere in this Form 10-K may not be the only risks facing the Company. Additional risks and uncertainties not currently known to the Company or that the Company currently deems to be immaterial also may materially adversely affect the Company’s business, financial condition, and/or operating results.

We are exposed to significant financial and capital markets risks, including changes in interest rates, credit spreads, and equity prices that may have a material adverse effect on our results of operations, financial condition and liquidity

We are exposed to significant financial and capital markets risks, including changes in interest rates, credit spreads, equity prices, market volatility, performance of the global economy, in general, the performance of the specific obligors included in our portfolio and other factors outside our control. Our exposure to interest rate risk relates primarily to market price and cash flow variability associated with changes in interest rates. A rise in interest rates will decrease the net unrealized gain position of our investment portfolio and sustained increases in interest rates may result in policyholders surrendering their contracts, which may require us to liquidate assets in an unrealized loss position. Tax planning strategies can also be adversely affected by a rise in interest rates by limiting the ability to recognize tax benefits associated with operating and capital loss carryforwards. Conversely, due to the long-term nature of some of our liabilities, sustained declines in interest rates may subject us to reinvestment risk, increased hedging costs, spread compression and capital volatility.

The exposure to credit spreads primarily relates to market price variability and reinvestment risk associated with changes in credit spreads. If issuer credit spreads widen or increase significantly over an extended period of time, it would likely result in additional other-than-temporary impairments and increases in the net unrealized loss position in our investment portfolio. If credit spreads tighten significantly, net investment income associated with new purchases of fixed maturities may be reduced. Credit spread tightening may also cause an increase in the reported value of certain liabilities that are valued using a discount rate that reflects our own credit spread (“OCS”). OCS is the impact to the fair value measurement of certain liabilities that takes into account the risk that an obligation will not be fulfilled.) In addition, market volatility may make it difficult to value certain of our securities if trading becomes less frequent. As such, valuations may include assumptions or estimates that may result in significant period-to-period changes due to market volatility, which could have a material effect on our results of operations or financial condition.

The exposure to equity risks relates to the potential for lower earnings associated with our equity-based Separate Accounts, where fee income is earned based upon account values. The significant fluctuations and volatility in equity markets over the last several years have significantly impacted the account values and related fee income during those years. In addition, certain of our products offer guaranteed benefits that increase our potential benefit exposure and statutory capital exposure if equity markets decline. See “Changes in equity markets and interest rates affect the profitability of our products with guaranteed benefits; therefore, such changes may have a material adverse effect on our financial results” below. Sustained declines in equity markets may result in the need to devote significant additional capital to support these products. Conversely, a period of large positive equity returns can have an adverse effect on company liquidity due to required variation margin posting on cleared derivatives used to hedge the exposure to down equity markets associated with these guaranteed benefits.

Changes in equity markets and other factors may significantly affect our financial results

The Company’s revenues earned through fees charged against equity-based Separate Accounts assets are generally based upon account values. A weak performance in equity markets results in lower Separate Account assets values, which negatively affects our results of operations through decreased policy fee revenues and increased benefit loss exposure. Decreased fee revenues resulting from weak equity markets decreases the expected gross profits (“EGPs”) from variable annuity products as do higher-than-expected lapses, mortality rates, and benefit expenses. The lower EGPs further have a material adverse effect on our results of operations and capital resources through higher net amortized costs related to deferred acquisition costs (“DAC”), deferred sales inducements (“DSI”), and value of business acquired (“VOBA”). For more information on DAC, DSI, and VOBA amortization, see Notes to Financial Statements, Note 1 Summary of Significant Accounting Policies, for further discussion.

Our operating environment continues to be affected by the uncertain general economic conditions in the U.S. and global economy. The steps we have taken to realign our business and strengthen our capital position may not be adequate to mitigate the financial and other risks associated with our operating environment, which could materially affect our results of operations and financial condition

Adverse changes in the economy could affect earnings negatively and could have a material adverse effect on our results of operations and financial condition. Our operating results, financial condition and statutory capital remain sensitive to equity market volatility and performance. In the event of a spike in market volatility or equity market downturn, our revenue may decline and we may experience an elevated instance of claims and lapses or surrenders of our policies. For example, clients may have an elevated need for access to their funds in times of a market downturn, which would cause an increase in claims and or surrenders of our policies. Conversely we could also experience a selective decreased rate of outflows on policies with embedded equity guarantees as the guarantees increase in value in such a market, and suffer an adverse effect on our financial condition due to increased reserves and accelerated amortization of balance sheet intangibles such as deferred acquisition costs.

We maintain a level of cash and securities that, combined with expected cash inflows from investments and operations, is intended to meet anticipated short-term and long-term benefit obligations. However, withdrawal and surrender levels may differ from anticipated levels for a variety of reasons, such as changes in economic and market conditions. In addition, disruptions, uncertainty, or volatility in the capital and credit markets may limit our access to capital required to operate our business. Such market conditions may limit our ability to satisfy statutory capital requirements, fund redemption requests, and generate fee income and market-related revenue to meet liquidity needs, which would encompass both benefit outflows and required margin postings for cleared derivative securities used in risk management. In such a case, we may be forced to utilize available internal resources or bear an unattractive cost of capital, which could decrease our profitability and significantly reduce our financial flexibility and liquidity.

Changes in equity markets and interest rates affect the profitability of our products with guaranteed benefits; therefore, such changes may have a material adverse effect on our financial results

The valuation of liabilities related to the GMDB and GMIB for variable annuities is tied to the difference between the value of the underlying accounts and the guaranteed death or income benefit, calculated using a benefit ratio approach. The GMDB and GMIB liability valuations take into account the present value of total expected GMDB and GMIB payments and the present value of total expected assessments over the life of the contract and claims and assessments to date. Both the level of expected GMDB and GMIB payments and expected total assessments used in calculating the benefit ratio are affected by the equity markets. Accordingly, a decrease in the equity markets will increase the net amount at risk under the GMDB and the GMIB benefits that we offer as part of our variable annuity products, which has the effect of increasing the value of GMDB and GMIB liabilities we must record.

The valuation of liabilities related to the GMWB for variable annuities is based on the fair value of the underlying benefit. The liabilities related to GMWB benefits valued at fair value are impacted by changes in equity markets, volatility, interest rates, OCS and illiquidity premium. Accordingly, a decrease in the equity markets, along with a decrease in interest rates, will result in an increase in the value of GMWB liabilities we must record. A decrease in OCS will result in a decrease in fair value reserves; a decrease in illiquidity premium will result in an increase in fair value reserves. It should be noted that there will be offsetting cross impacts to consider.

The value of recoverables related to the reinsurance of guaranteed minimum income benefits (“GMIB reinsurance”) for variable annuities is based on the fair value of the underlying benefit. The recoverables related to the GMIB reinsurance benefits valued at fair value are affected by changes in equity markets, volatility and interest rates. Accordingly, strong equity markets and increases in interest rates will generally decrease the value of the GMIB reinsurance recoverables. Market volatility may cause our recorded liabilities to change from period to period, resulting in volatility to our results of operations and financial performance. Changes in the values of guaranteed benefits would result in a charge /credit to earnings in the quarter in which the liabilities are increased or decreased.

A customized dynamic hedge program is maintained to mitigate the risks associated with income volatility around the change in reserves on GMWB. However, the hedge positions may not be effective to exactly offset the changes in the carrying value of the guarantees due to, among other things, the time lag between changes in their values and corresponding changes in the hedge positions, high levels of volatility in the equity markets and derivatives, extreme swings in interest rates, contract holder behavior that is different than expected, and divergence between the performance of the underlying funds and the hedging indices. In addition, a separate hedge program is maintained to mitigate the net equity risk associated with variable annuities and variable universal life products. The program does not hedge any specific product group, but rather provides protection against a portion of the total remaining equity tail risk after existing hedge programs across all products in extreme market decline scenarios. Any such program may not achieve the intended effect of offsetting market declines in equity fair values.

Changes in market interest rates may adversely affect our financial results

The profitability of our fixed life and annuity products depends in part on interest rate spreads; therefore, interest rate fluctuations could negatively affect our financial results. Some of our fixed products have interest rate guarantees that expose us to the risk that changes in interest rates will reduce our “spread” or the difference between the amounts that we are required to pay under the contracts and the amounts we are able to earn on our general account investments intended to support our obligations under the contracts. Declines in our spread or instances where the returns on our general account investments are not enough to support the interest rate guarantees on these products could have a material adverse effect on our financial results.

In periods of increasing interest rates, we may not be able to replace the assets in our general account with higher yielding assets needed to fund the higher interest crediting rates. We therefore may have to accept a lower spread and thus lower profitability and greater loss of existing contracts and related assets. In periods of declining interest rates, we have to reinvest the cash we receive as interest or return of principal on our investments in lower yielding instruments than available previously. Moreover, borrowers may prepay fixed income securities in our general account in order to borrow at lower market rates, which exacerbates this risk. As we are entitled to reset the interest rates on our fixed rate annuities only at limited, pre-established intervals, and since many of our policies have guaranteed minimum interest crediting rates, our spreads could decrease and potentially become negative.

In periods of increasing interest rates, policy loans and surrenders and withdrawals of life insurance policies and annuity contracts may increase as policyholders seek products with perceived higher returns. This process may lead to cash outflows of our existing block of business. These outflows may require investment assets to be sold at a time when the prices of those assets are lower because of the increase in market interest rates, which may result in realized investment losses. A sudden demand among policyholders to change product types or withdraw funds could lead us to sell assets at a loss to meet funding demands.

The U.S. Federal Reserve raised its key interest rate by 0.75% over the course of 2017 and has indicated a willingness to further increase rates over time. It is possible that the actions by the U.S. Federal Reserve could result in broader interest rate increases. If we are unable to respond to the changes in the interest rate environment, our business could be materially adversely affected.

Our valuations of many of our financial instruments are based upon methodologies, estimates and assumptions that are subject to differing interpretations, which could result in changes to investment valuations that may materially adversely affect our results of operations and financial condition

Fixed maturity, equity and trading securities, free standing and embedded derivatives and Separate Account assets are reported at estimated fair value on our Balance Sheets. The determination of estimated fair value is made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

During periods of market disruption, including periods of rapidly widening credit spreads or illiquidity, it may be difficult to value certain of our securities if trading becomes less frequent and/or market data becomes less observable. There may be certain asset classes that were in active markets with significant observable data that become illiquid due to the financial environment. In such cases, the valuation of such securities may require more subjectivity and management judgment in determining their fair values and those fair values may differ materially from the value at which the investments may be ultimately sold. Further, rapidly changing and unprecedented credit and equity market conditions could materially impact the valuation of securities and period-to-period changes in value could vary significantly. Decreases and the volatility in value could have a material adverse effect on our results of operations and financial condition.

Defaults of our bonds, private placements and mortgage loan portfolios may adversely affect our profitability and shareholder’s equity

For general account products, we typically bear the risk for investment performance (return of principal and interest). We are exposed to credit risk on our fixed income portfolio (e.g., bonds, mortgages, private placements). Some issuers have defaulted on their financial obligations for various reasons, including bankruptcy, lack of liquidity, downturns in the economy, downturns in real estate values, operational failure, and fraud. Any event reducing the value of the fixed income portfolio other than on a temporary basis could have a material adverse effect on our business, results of operations, and financial condition.

The insurance industry is heavily regulated and changes in regulations may adversely affect our results of operations and liquidity

The insurance industry is subject to comprehensive state regulation and supervision. We are also impacted by federal legislation and administrative policies in areas such as financial services regulations and federal taxation. The primary purpose of state regulation of the insurance business is to protect policyholders. The laws of the various states establish insurance departments with broad powers to regulate such matters as: licensing companies to transact business, admitting statutory assets, regulating unfair trade and claims practices, regulating company action with respect to non-guaranteed elements of insurance contracts, establishing statutory reserve requirements and solvency standards, restricting various transactions between affiliates and regulating the types, amounts and valuation of investments. State insurance regulators, federal regulators and the National Association of Insurance Commissioners (“NAIC”) continually reexamine existing U.S. laws and regulations, and may impose changes in the future.

State insurance guaranty associations have the right to assess insurance companies doing business in their state for funds to help pay the obligations of insolvent insurance companies to policyholders and claimants. As the amount and timing of an assessment is beyond our control, the liabilities established for these potential assessments may not be adequate.

The Dodd-Frank Act, which was enacted in July 2010, provided for comprehensive changes to the regulation of the financial services industry by granting existing government agencies and newly created government agencies and bodies (e.g., the Financial Stability Oversight Council and the Federal Insurance Office) authority to promulgate new financial regulations applicable to financial institutions. These regulations subject the Company to a number of requirements, including, among others, stress tests and stricter prudential standards, such as stricter requirements and limitations relating to liquidity, credit exposure and risk management. In addition, the sections of these regulations that have not been fully adopted or implemented may subject the Company to a number of time consuming procedures that could increase expenses and may limit the flexibility with our investments portfolio, which may result in lower returns. In addition, the Dodd-Frank Act authorizes the Federal Insurance Office, which does not have general authority over the business of insurance, to make recommendations to the Financial Stability Oversight Council that certain insurers be subject to more stringent regulation. Further, as required by the Dodd-Frank Act, the Federal Insurance Office has issued a report with recommendations on how to modernize and improve the system of insurance regulation in the United States. Many of the provisions of this legislation require substantial rulemaking across numerous agencies within the federal government. In 2017, the Company implemented changes in reporting, initial margin and variation margin obligations under the Dodd-Frank Act and its regulations. Although the modernization of the insurance regulation system has begun, it is proceeding substantially slower than the aggressive schedule contemplated at the time of enactment. Consequently, the Company cannot predict the ultimate impact of these provisions on our results of operations, liquidity or capital resources.

Potential changes in federal or state tax laws, including changes impacting the availability of the Separate Accounts dividend received deduction, may adversely affect our business, results of operations, and financial condition

Changes in federal and state tax laws could make the Company’s products less attractive to consumers. For example, enacted reductions in the federal income tax that individual investors are required to pay on dividends and capital gains on stocks and mutual funds provide an incentive for some customers to shift assets into mutual funds, and away from variable annuity products. These enacted tax rate reductions may impact the relative attractiveness of annuities as compared to stocks and mutual funds. In addition, the Company currently benefits from certain tax benefits, such as dividends received deductions and tax credits, which could be eliminated or lessened by changes in U.S. laws.

The U.S. Government, as well as state governments, also considers from time to time tax law changes that may increase the amount of taxes that the Company pays. Although the specific form of any such potential legislation cannot be anticipated, it may include lessening or eliminating some or all of the tax advantages currently benefiting the Company or its policyholders. This could occur in the context of deficit reduction or other tax reforms. The effects of any such changes could result in lapses of policies currently held and/or the incurrence of higher corporate taxes, which could have a material adverse effect on our financial condition and results of operations.

On December 22, 2017, the Tax Cuts and Jobs Act (“TCJA”) (HR 1, Pub. L. 115-97), was signed into law. The TCJA is complex and substantially changes U.S. corporate income tax rates and other provisions in the tax code. We continue to examine the impact the TCJA may have on our business. The TCJA has already had a material impact on our income tax expense and deferred tax balances most notably a $41.0 million unfavorable impact in the fourth quarter of 2017 related to the remeasurement of net deferred tax assets using the lowered corporate tax rate. Despite the beneficial impact in the corporate income tax rate, the full impact is uncertain and our business and financial condition could be adversely affected.

Inaccuracies in (financial) models could have a significant adverse effect on the Company’s business, results of operations and financial condition

Reliance on various (financial) models to measure risk and establish key results is critical to the Company’s operations. If these models or their underlying assumptions prove to be inaccurate, this could have a significant adverse effect on the Company’s business or performance because of the importance of our financial models to measure risk and establish accurate operating results.

A computer system failure, cyber attack or security breach may disrupt our business, damage our reputation and adversely affect our results of operations, financial condition and cash flows

We use computer systems to store, retrieve, evaluate and utilize customer and company data and information. Our business is highly dependent on our ability to access these systems to perform necessary business functions such as providing customer support, administering variable products, making changes to existing policies, filing and paying claims, managing our investment portfolios, and producing Financial Statements. While we have policies, procedures, automation and backup plans designed to prevent or limit the effect of failure, our computer systems may be vulnerable to disruptions or breaches as a result of natural disasters, man-made disasters, criminal activity, pandemics, data and identity theft, or other events beyond our control. The failure of our computer systems for any reason could disrupt our operations, could result in loss of customer business and may adversely affect our profitability.

We retain confidential information on our computer systems, including customer information and proprietary business information. Any compromise of the security of our computer systems that results in the disclosure of personally identifiable customer information could damage our reputation, expose us to litigation, increase regulatory scrutiny and require us to incur significant technical, legal, and other expenses.

If our internal controls are not effective, policyholders could lose confidence in our financial reporting

Section 404 of the Sarbanes-Oxley Act of 2002 requires us to conduct a comprehensive evaluation of our internal control over financial reporting. To comply with this statute, we are required to document and test our internal control over financial reporting and our management is required to assess and issue a report concerning our internal control over financial reporting.

Any failure to maintain or implement required new or improved controls, or any difficulties encountered during implementation, or any new material weaknesses resulting from changes in our operations, the market or the economy could cause a failure to meet periodic reporting obligations or result in material misstatements in our Financial Statements, and substantial costs and resources may be required to rectify these or other internal control deficiencies. If the company cannot produce reliable financial reports, policyholders could lose confidence in our reported financial information, and our financial condition, and reputation could be harmed.

Litigation and regulatory investigations may adversely affect our business, results of operations, and financial condition

The Company, like other life insurance companies, is subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which the Company operates. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. The outcome of any litigation or regulatory proceeding cannot be predicted with certainty.

The Company was the subject of inquiries and remains under audits and market conduct examinations with a focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, and administrative penalties. The Company previously implemented changes in the procedure for the identification of unreported claims and handling of escheatable property to comply with the terms of regulatory agreements and newly adopted laws and regulations. The Company cannot be certain that any regulatory actions or agreements that result from these audits and examinations will not have a material adverse impact on our ability to meet our obligations. See also Item 3. Legal Proceedings for further discussion.

Differences between actual claims experience and underwriting and reserving assumptions may require liabilities to be increased, which may have a material adverse effect on our financial results

Our earnings depend upon the extent to which actual claims experience is consistent with the assumptions used in setting the prices for products and establishing the technical provisions and liabilities for claims. To the extent that actual claims experience is less favorable than the underlying assumptions used in establishing such liabilities, earnings would be reduced. Furthermore, if these higher claims are deemed, in expert judgment, to be part of a trend, we may be required to increase our liabilities, which may also reduce income. In addition, certain acquisition costs related to the purchase of policies already in force have been recorded as assets on the balance sheet and are being amortized into earnings over time. If the assumptions relating to the future profitability of these policies (such as future claims, investment income, and expenses) are not realized, the amortization of these costs may be accelerated and may require write-offs due to unrecoverability. This may have a material adverse effect on our financial results.

The Company’s operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of the Company’s information technology or communication systems may result in a material adverse effect on the Company’s results of operations and corporate reputation

We have systems and processes that are designed to support complex transactions and avoid system failure, fraud, information security failures, processing errors and breaches of regulation. Any failure in these systems and processes may lead to a materially adverse effect on the Company’s results of operations and corporate reputation. In addition, the Company must commit significant resources to maintain and enhance its existing systems in order to keep pace with industry standards and customer preferences. Even though back-up and recovery systems and contingency plans are in place, interruptions, failures or breaches in security of these processes and systems may occur, and if they do occur, the Company may not be able to adequately address such failures or breaches. The occurrence of any of these events may have a materially adverse effect on the Company’s business, results of operations and financial condition.

Inadequate or failed processes or systems, human factors or external events may adversely affect the Company’s profitability, reputation, or operational effectiveness.

Operational risk is inherent in the Company’s business and may manifest itself in many ways, including business interruption, poor vendor performance, information systems malfunctions or failures, regulatory breaches, processing errors, modelling errors, and/or internal and external fraud. These events may result in financial loss, harm the Company’s reputation, or hinder the Company’s operational effectiveness. Further, employee error, unethical behavior and/or misconduct may be difficult to detect and prevent under all circumstances and may result in significant losses.

The Company’s management maintains an adequate environment and sound (conduct) policies and practices to control these risks and keep operational risk at appropriate levels. Notwithstanding these control measures, however, operational risk is part of the business environment in which the Company operates. The Company’s risk management activities cannot anticipate every circumstance, and economic and financial outcome, or the specifics and timing of such outcomes. As the Company and its affiliates continue to focus on reducing expenses necessary to support their businesses, a key part of their operating strategies has been to outsource certain important services. The Company outsources certain services and operations to third-party providers and may do so increasingly in the future. If the Company fails to maintain an effective outsourcing strategy or if third-party providers do not provide the core administrative, operational, financial, and actuarial services the Company requires and anticipates, or perform as contracted, such as compliance with applicable laws and regulations, suffers a cyber-attack or other security breach, the Company may not realize the productivity improvements or cost efficiencies, nor find an alternate provider on the same terms and conditions, and instead experience financial loss, reputational harm, operational difficulties, increased costs, a loss of business and other negative consequences, all of which could have a material adverse effect on the Company’s results of operations. In addition, the Company’s reliance on third-party providers does not relieve the Company of its responsibilities and requirements. Any failure or negligence by such third-party providers in carrying out their contractual duties may result in the Company being subjected to liability and litigation. Any litigation relating to such matters could be costly, expensive and time-consuming, and the outcome of which is uncertain. Moreover, any adverse publicity arising from such litigation, even if the litigation is not successful, could adversely affect the Company’s reputation.

In connection with the transformation of the Company’s and its Parent’s U.S. business and long term strategy, in January 2018, a Company affiliate entered into a multi-year third party administration arrangement for the administration of certain U.S. based in-force policies. As part of this arrangement, the Company and its affiliates will modernize the systems upon which they administer insurance business whereby certain existing systems will be consolidated into a new policy administration system hosted by the third party administrator. If the Company or its affiliates do not effectively develop, implement and monitor its outsourcing relationships, or if third-party providers do not perform as anticipated, or if the Company experiences technological or other problems with the transition, the Company may not realize productivity improvements or cost efficiencies and may experience operational difficulties, increased costs and a loss of business that may have an adverse effect on the Company’s operations or financial condition.

Business and financial results may be adversely affected by an inability to sell assets to meet maturing obligations

We could be exposed to liquidity risk, which is the risk that we cannot quickly convert invested assets to cash without incurring significant losses. Our liquidity may be impaired due to circumstances that we may be unable to control, such as general market disruptions or an operational problem. Our ability to sell assets may also be impaired if other market participants are seeking to sell similar assets at the same time. The inability to sell assets to meet maturing obligations, a negative change in our credit ratings, or regulatory capital restrictions, may have an adverse effect on financial results. The Company typically holds a portion of its general account in cash equivalents or other liquid assets, incurring an opportunity cost of higher yields on less liquid investments, to manage liquidity risk.

Our participation in a securities lending program subjects us to potential liquidity and other risks

We participate in a securities lending program whereby fixed income securities are loaned by our agent bank to third parties, primarily major brokerage firms and commercial banks. The borrowers of our securities provide us with collateral, typically in cash, which we separately maintain. We invest such cash collateral in other securities, primarily in commercial paper and money market or other short-term funds.

Almost all securities on loan under the program can be returned to us by the borrower at any time. Returns of loaned securities would require us to return the cash collateral associated with such loaned securities. In addition, in some cases, the maturity of the securities held as invested collateral (e.g., securities that we have purchased with cash received from third parties) may exceed the term of the related securities on loan and/or the market value of these securities may fall below the amount of cash we are obligated to return to the borrower of our loaned securities. If we are required to return significant amounts of cash collateral on short notice and we are forced to sell securities to meet the return obligation, we may have difficulty selling such collateral that is invested in securities in a timely manner or we may be forced to sell securities in a volatile or illiquid market for less than we otherwise would have been able to realize under normal market conditions, or both. In addition, under stressful market and economic conditions, such as those conditions we have experienced in 2008, liquidity broadly deteriorates, which may further restrict our ability to sell securities.

Environmental liability exposure from our commercial mortgage loan portfolio may adversely affect our results of operations and financial condition

Liability under environmental protection laws relating to our commercial mortgage loan portfolio may adversely affect our results of operation. Under the laws of several states, in which we do business, contamination of a property may give rise to a lien on the property to secure recovery of the costs of cleanup. In some states, this kind of lien has priority over the lien of an existing mortgage against the property, which would impair our ability to foreclose on the property should the related loan be in default. In addition, we may be liable for costs of addressing releases or threatened releases of hazardous substances that require remedy at a property securing a mortgage loan held by us, which could have an adverse effect on our results of operations and financial condition.

A pandemic, terrorist attack or other catastrophic event may adversely affect our results of operations and liquidity

Our mortality experience may be adversely impacted by a catastrophic event. In addition, a severe catastrophic event may cause significant volatility in global financial markets, disruptions to commerce, and reduced economic activity. The resulting macroeconomic conditions may adversely affect our cash flows as well as the value and liquidity of our invested assets. We may also experience operational disruptions if our employees are unable or unwilling to come to work due to a pandemic or other catastrophe.

Changes in accounting standards may adversely affect our Financial Statements

Our Financial Statements are prepared in conformity with United States generally accepted accounting principles (“GAAP”) as prescribed by the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”). From time to time, we are required to adopt new or revised accounting standards or guidance. It is possible that future accounting standards we are required to adopt could change the current accounting treatment that we apply to our Financial Statements and that such changes could have a material adverse effect on our financial condition and results of operations. It is also possible that future accounting standards could reflect an increase in complexity which would force an observable increase in operating expenses associated with production of Financial Statements.

We may not be able to protect our intellectual property and may be subject to infringement claims

We may be subject to costly litigation in the event that another party alleges that our operations or activities infringe upon another party’s intellectual property rights. Third parties may have, or may eventually be issued, patents that could be infringed by our products, methods, processes or services. Any party that holds such a patent could make a claim of infringement against us. We may also be subject to claims by third parties for breach of copyright, trademark, trade secret or license usage rights. Any such claims and any resulting litigation could result in significant liability for damages. If we were found to have infringed a third-party patent or other intellectual property rights, we could incur substantial liability, and in some circumstances could be enjoined from providing certain products or services to our customers or utilizing and benefiting from certain methods, processes, copyrights, trademarks, trade secrets or licenses, or alternatively could be required to enter into costly licensing arrangements with third parties, all of which could have a material adverse effect on our business, results of operations and financial condition.

The Company has discontinued sales of new products, which adversely affects its growth in revenues.

The economic environment in recent years presented significant challenges to the Company’s ability to issue certain products at competitive returns, which led to the Company’s election to discontinue new sales of life insurance, variable annuity and market value adjusted products. In 2012, the Company launched a fixed contingent annuity (also sometimes referred to as a CDA) that includes a SALB rider, but is no longer accepting new investors as of November 22, 2015. Existing certificate owners of CDAs are not affected and may continue to make subsequent contributions, as permitted by the terms of the CDA contract. There is a risk that state regulators could determine that existing actuarial or financial standards are inadequate when applied to CDAs and therefore require more stringent regulations, which could impact the Company’s ability to accept additional new investments from existing contract owners, potentially making growth of future revenues even more limited and uncertain.

The uncertainty of the performance of the securities markets would also mean that where the Company’s revenues are dependent on fees or charges based on the market value of investments underlying the policies, the Company’s revenues would also be uncertain. Further, as policyholders surrender their policies and the number of policies in force is reduced, and as policyholders die or otherwise withdraw value from their policies, the revenues that the Company receives for policy and rider administration, and for mortality and expense risks will likely decline over time.

The United Kingdom’s vote to leave, and the eventual exit of the United Kingdom from, the European Union could adversely affect us

On March 29, 2017 the United Kingdom (the “U.K.”) submitted the formal notification of its intention to withdraw from the EU under Article 50 of the Treaty on the European Union (the “E.U.”), as amended (“Brexit”). Following submission of this notification, there is a two-year period for the U.K. to negotiate the terms of its withdrawal from the E.U., as well as its future relationship. If no formal withdrawal agreement is reached between the U.K. and the E.U., then it is expected the U.K.’s membership of the E.U. will automatically terminate upon the passage of two years. The U.K.’s decision to leave the EU has political, legal and economic ramifications for both the U.K. and the E.U., although these are expected to be more pronounced for the U.K.

Given our investments in equity and debt securities of companies with global operations, any of the aforementioned effects of Brexit, and others we cannot anticipate, could adversely affect our business, business opportunities, results of operations, financial condition and cash flows.

Changes in regulatory agency rules could adversely affect our business

The United States Department of Labor (“DOL”) issued a ‘Conflict of Interest’ or ‘Fiduciary’ rule in April 2016 (the “DOL Rule”) that substantially broadens the definition of ‘fiduciary’ with respect to retirement savings and investment plans and products (‘qualified assets’). The final rule would, with limited exemptions and carve-outs, make agents and brokers who provide recommendations on qualified assets subject to a best interest/fiduciary standard. The DOL Rule best interest standard is effective with additional requirements and exemptions applicable as of July 1, 2019. The DOL announced that it would further review the DOL Rule and propose additional changes before the DOL Rule becomes fully applicable. In addition the SEC has announced that it will propose a harmonized standard of care for broker dealers and investment advisers. Finally, New York and several other states have proposed or are expected to propose a heightened standard of care for financial professionals in their state and/or relating to the sale of life insurance as well as retirement savings and investment products.

The DOL Rule could have a material adverse impact with regard to subsequent contract contributions as to the Company’s annuity business, and could create other challenges to the operating model of this business. In addition, the SEC or the States’ promulgation or enactment, respectively, of an enhanced standard of care, could similarly have a material adverse impact on TALIC’s business. In late 2017, the additional requirements applicability date was extended to July 1, 2019. It is expected that the DOL will propose changes to the rule later this year. The final results of the review and the impact to TALIC’s annuity business will not be known until after the changes to the rule are finalized.

Item 1B. Unresolved Staff Comments

None.

Item 2. Properties

The Company’s home office is located in Little Rock, Arkansas. Personnel performing services for the Company operate in Transamerica Corporation office space in Cedar Rapids, Iowa and St. Petersburg, Florida. An allocable share of the cost of each of the above mentioned TA Corp premises was paid by the Company through the common cost allocation service agreement. We believe that our existing offices are adequate to meet our current requirements and we anticipate that suitable additional or substitute space will be available, as necessary, upon favorable terms.

Item 3. Legal Proceedings

The Company, like other life insurance companies, is subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which the Company operates. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on our ability to meet our obligations.

The Company was the subject of inquiries and remains under audits and market conduct examinations with a focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, and administrative penalties. The Company previously implemented changes in the procedures for the identification of unreported claims and handling of escheatable property to comply with the terms of regulatory agreements and newly adopted laws and regulations. The Company does not believe that any regulatory actions or agreements that result from these audits and examinations will have a material adverse impact on our ability to meet our obligations.

The financial examination of the Company by the Insurance Department of the State of Arkansas for the period January 1, 2010 through December 31, 2014 was completed in May 2016. There were no adjustments to the Financial Statements as a result of the examination and no significant examination findings.

Item 4. Mine Safety Disclosures

Not applicable

PART II

Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities

(a)	The Registrant is a wholly owned subsidiary of TA Corp. There is no public trading market for the Registrant’s common stock.

During 2017, the Registrant paid a $47.5 million return of capital to TA Corp. In addition, the Company paid a $140.0 million dividend to TA Corp. During 2016, the Registrant paid a $88.3 million return of capital to TA Corp. In addition, the Company paid a $75.0 million dividend to TA Corp. No other cash or stock dividends have been declared on Registrant’s common stock at any time during the two most recent fiscal years. Under laws applicable to insurance companies domiciled in the State of Arkansas, the Registrant’s ability to pay extraordinary dividends on its common stock is restricted. See Notes to Financial Statements, Note 8 Stockholder’s Equity and Statutory Accounting Principles (“SAP”), for further discussion.

(b)	Not applicable.

(c)	Not applicable.

Item 6. Selected Financial Data

Information called for by this item is omitted pursuant to General Instruction I. of Form 10-K.

Item 7. Management’s Narrative Analysis of Results of Operations

This Management’s Narrative Analysis of Results of Operations should be read in conjunction with the Financial Statements and Notes to Financial Statements included herein.

Forward Looking Statements

The statements contained in this Report that are not historical facts are forward-looking statements as defined in the US Private Securities Litigation Reform Act of 1995. Certain statements in this report may be considered forward-looking, including those about management expectations, anticipated financial results and other similar matters. The words or phrases “expect,” “anticipate,” “should,” “believe,” “estimate,” “intend,” “may,” “predict,” “continue,” “forecast,” “will,” “would,” and similar statements of a future or forward-looking nature that reflect management’s current views with respect to future events or financial performance are meant to identify “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, as amended, and are subject to the safe harbor created by such sections. These forward-looking statements represent management’s beliefs regarding future performance, which is inherently uncertain. There are a variety of factors, many of which are beyond the control of the Company, which affect the Company’s operations, performance, business strategy and results and could cause its actual results and experience to differ materially from the expectations and objectives expressed in any forward-looking statements. Such risks and uncertainties include but are not limited to the following:

•	Changes in general economic conditions;
•	Changes in the performance of financial markets, including emerging markets, such as with regard to:
¡	The frequency and severity of defaults by issuers in our fixed income investment portfolios; and
¡	The effects of corporate bankruptcies and/or accounting restatements on the financial markets and the resulting decline in the value of equity and debt securities we hold;
•	The frequency and severity of insured loss events;
•	Changes affecting mortality, morbidity, persistence and other factors that may impact the profitability of our insurance products;
•	Changes affecting interest rate levels and continuing low or rapidly changing interest rate levels;
•	Decreases in the availability of reinsurance or the receipt of reinsurance payments;
•	Changes in laws and regulations, particularly those affecting our operations or our products
•	Regulatory changes relating to the insurance industry in the jurisdictions in which we operate;
•	The adverse impact of any lowering of one or more of our credit ratings on policy retention, profitability and liquidity;
•	Acts of God, acts of terrorism, acts of war and pandemics;
•	Litigation or regulatory actions that could require us to pay significant damages or change the way we do business;
•	Competitive, legal, regulatory or tax changes that affect the distribution cost of or demand for our products;
•	The impact of product withdrawals, restructurings and other unusual items;
•	Our failure to achieve anticipated levels of earnings or operational efficiencies as well as other cost saving initiatives; and
•	The political, monetary, economic and operational impacts of the “Brexit” referendum.

The Company does not undertake to update or revise forward-looking statements to reflect the impact of circumstances or events that arise after the dates they are made, except as otherwise may be required by the federal securities laws. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak to Company expectations only as of the dates on which they are made. Actual results may differ materially from expectations conveyed in forward-looking statements due to changes caused by various risks and uncertainties. The Company will include any required or necessary updates, revisions, or classifications of the forward-looking statements or the disclosures and risks and uncertainties in future filings.

Business Environment

The Company is a life insurance company that conducts its business primarily in the annuity markets, and to a lesser extent in the life insurance markets of the financial services industry. The Company’s gross earnings are principally derived from two sources:

•	the charges imposed by the outstanding variable annuity, CDA and variable life insurance contracts, and

•	the net earnings from investments of fixed and variable rate life insurance and annuity contract owner deposits less interest credited to contract owners, commonly known as interest spread.

Expenses generally include commissions, premium taxes, and general and administrative expenses for policy administration and related overhead charges.

The Company’s financial position and/or results of operations are primarily affected by the following economic factors: equity market performance, fluctuations in medium-term interest rates, and the corporate credit environment, which affects credit quality and causes fluctuations in credit spreads. The impact of each of these economic factors is discussed below.

Equity Market Performance

The investment performances of the underlying U.S. equity-based mutual funds supporting the Company’s variable products do not replicate the returns of any specific U.S. equity market index. However, investment performance will generally increase or decrease with corresponding increases or decreases in the overall U.S. equity market. There are several standard indices published on a daily basis that measure performance of selected components of the U.S. equity market. Examples include the Dow Jones Industrial Average (“Dow”), the NASDAQ Composite Index (“NASDAQ”) and the Standard & Poor’s 500 Composite Stock Price Index (“S&P”). The Dow, NASDAQ and S&P ended 2017 with increases of 25%, 27% and 19% from 2016, respectively. The Dow, NASDAQ and S&P ended 2016 with increases of 13%, 9% and 10% from 2015, respectively.

Changes in the U.S. equity market directly affect the values of the underlying U.S. equity-based mutual funds supporting Separate Accounts assets and, accordingly, the values of variable contract owner account balances. Approximately 72% of Separate Accounts assets were invested in equity-based mutual funds at December 31, 2017. Since asset-based fees collected on in-force contracts represent a significant source of revenue, the Company’s financial condition will be impacted by fluctuations in investment performance of equity-based Separate Accounts assets. During 2017, average variable Separate Account balances increased $0.07 billion (or 1.2%) to $5.7 billion as compared to the same period in 2016, due to strong equity market performance, offset by continued run-off of the closed block, resulting in an increase in related fees of $1.1 million.

Fluctuations in the U.S. equity market also directly impact the Company’s exposure to guaranteed benefit provisions contained in the contracts it enters into. Minimal or negative investment performance generally results in greater exposure to guarantee provisions. Prolonged periods of minimal or negative investment performance will result in greater guaranteed benefit costs as compared to assumptions. If the Company determines that it needs to increase its estimated long-term cost of guaranteed benefits, it will need to establish higher guaranteed benefit liabilities than it has established in the past.

Medium-Term Interest Rates, Corporate Credit and Credit Spreads

Changes in interest rates affect the value of investments, primarily fixed maturity securities and preferred equity securities, as well as interest-sensitive liabilities. Changes in interest rates have an inverse relationship to the value of investments and interest-sensitive liabilities. Also, since the Company has certain fixed products that contain guaranteed minimum interest crediting rates, decreases in interest rates can decrease the amount of interest spread earned.

Changes in the corporate credit environment directly affect the value of the Company’s investments, primarily fixed maturity securities. The Company primarily invests in investment-grade corporate debt to support its fixed rate product liabilities.

Credit spreads represent the credit risk premiums required by market participants for a given credit quality, i.e., the additional yield that a debt instrument issued by an AA-rated entity must produce over a risk-free alternative (e.g., U.S. Treasury instruments). Changes in credit spreads have an inverse relationship to the value of interest-sensitive investments.

The impact of changes in medium-term interest rates, corporate credit and credit spreads on market valuations were as follows:

	2017	2016
Medium-term interest rate yield (a)	1.95%	1.33%
Increase in medium-term interest rates (b)	62	17
Credit spreads (in basis points) (c)	71	108
Expanding (contracting) of credit spreads (b)	(37)	(37)
Increase (decrease) on market valuations: (in millions) available-for-sale investment securities (d)	$29.0	$9.0

Net change on market valuations	$29.0	$9.0

(a)	The Company defines medium-term interest rates as the average interest rate on U.S. Treasury securities with terms of one to five years.
(b)	Represents the increase (decrease) between current year and prior year (in basis points)
(c)	The Company defines credit spreads according to the Merrill Lynch U.S. Corporate Bond Index for BBB-A Rated bonds with three to five year maturities.
(d)	The increase in unrealized market valuations in the current year is driven primarily by credit spreads tightening.

At December 31, 2017 and 2016, the Company had 7,928 and 9,017 life insurance and annuity contracts in force with interest rate guarantees, respectively. The estimated average rate of interest credited on behalf of contract owners was 3.17% and 3.32% during 2017 and 2016, respectively. Total invested assets supporting these liabilities with interest rate guarantees had an estimated average effective yield of 4.95% and 4.99% during 2017 and 2016, respectively.

See Item 1 Business, for further management discussion of the Company’s business operations.

Critical Accounting Policies and Estimates

The preparation of Financial Statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets, liabilities, revenues and expenses and the disclosures of contingent assets and liabilities. Estimates, by their nature, are based on judgment and available information. Therefore, actual results could differ and such differences could have a material impact on the Financial Statements.

The Company’s critical accounting policies and estimates are discussed below. For a full description of these and other accounting policies see Notes to Financial Statements, Note 1 Summary of Significant Accounting Policies, for further discussion.

Adoption of New Accounting Pronouncements

See Notes to Financial Statements, Note 1 Summary of Significant Accounting Policies, for a discussion of newly adopted accounting pronouncements.

Valuation of Fixed Maturity and Equity Securities

The Company’s investments consist principally of fixed maturity and equity securities that are classified as available-for-sale (“AFS”) and are reported at estimated fair value. The fair values of fixed maturity and equity securities are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy that dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. If broker quotes are not available, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs periodic in-depth reviews of prices received from third-party pricing services. The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from third-party services and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar fixed maturities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks, such as the review of exception reports that highlight significant price changes, stale prices or un-priced securities. In addition, the Company performs back testing on a sample basis. Back testing involves selecting a sample of securities trades and comparing the prices in those transactions to prices used for financial reporting. Significant variances between the price used for financial reporting and the transaction price are investigated to explain the cause of the difference.

The Company’s portfolio of private placement securities is valued using a matrix pricing methodology. The pricing methodology is obtained from a third-party service and indicates current spreads for securities based on weighted average life, credit rating and industry sector. On a monthly basis, the Company reviews the matrix to ensure that the spreads are reasonable by comparing them to observed spreads for similar securities traded in the market. In order to account for the illiquid nature of these securities, illiquidity premiums are included in the valuation and are determined based upon the pricing of recent transactions in the private placement market as well as by comparing the value of the privately offered security to a similar public security. The impact of the illiquidity premium to the overall valuation is less than 2% of the fair value. The Company’s portfolio consists primarily of publicly-traded securities with only a minor portion comprised of private placement securities. At December 31, 2017 and 2016, approximately $82.7 million (or 5.2%) and $107.0 million (or 7.0%), respectively, of the fixed maturity and equity securities portfolio consisted of private placement securities.

For fixed maturity securities, premiums are amortized to the earlier of the call or maturity date, discounts are accreted to the maturity date, and interest income is accrued daily. For equity securities, dividends are recognized on the ex-dividend date. Investment transactions are recorded on the trade date. Realized gains and losses on the sale or maturity of investments are determined on the basis of specific identification.

Changes in the fair value of fixed maturity and equity securities deemed AFS are reported as a component of accumulated other comprehensive income (loss) (“AOCI”), net of taxes on the Balance Sheets and are not reflected in the Statements of Income (Loss) until a sale transaction occurs or when credit-related declines in estimated fair value are deemed other-than-temporary.

Other-than-temporary impairments (“OTTI”)

The Company regularly reviews each investment in its fixed maturity and equity AFS securities portfolio to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of investments. Management makes this determination through a series of discussions with the Company’s portfolio managers and credit analysts, and information obtained from external sources (i.e., company announcements, ratings agency announcements, or news wire services). For fixed maturity AFS securities, the Company also considers whether it is more likely than not that it will be required to sell the debt security before its anticipated recovery. The factors that may give rise to a potential OTTI include, but are not limited to, 1) certain credit-related events such as default of principal or interest payments by the issuer, 2) bankruptcy of the issuer, 3) certain security restructurings, and 4) a fair market value less than the cost or amortized cost for an extended period of time. In the absence of a readily ascertainable market value, the estimated fair value on these securities represents management’s best estimate and is based on comparable securities and other assumptions as appropriate. Management bases this determination on the most recent information available.

For equity securities, once management determines that a decline in the value of an AFS security is other-than-temporary, the cost basis of the equity security is reduced to its fair value, with a corresponding charge to earnings.

Objective evidence of impairment of an investment in an equity instrument classified as AFS includes information about significant changes with an adverse effect that have taken place in the technological, market, economic or legal environment in which the issuer operates, that indicates that the cost of the investment in the equity instrument may not be recovered. As part of an ongoing process, the equity analysts actively monitor earnings releases, company fundamentals, new developments and industry trends for any signs of possible impairment. If an AFS equity security is impaired based upon the Company’s qualitative or quantitative impairment criteria, any further declines in the fair value at subsequent reporting dates are recognized as impairments. Therefore, at each reporting period an impairment is recognized for the difference between the fair value and the original cost basis, less any previously recognized impairments, for an equity security that is determined to be impaired based upon the Company’s impairment criteria.

For fixed maturity AFS securities, an OTTI must be recognized in earnings when an entity either a) has the intent to sell the debt security, or b) is more likely than not to be required to sell the debt security before its anticipated recovery. If the Company meets either of these criteria, the OTTI is recognized in earnings in an amount equal to the entire difference between the security’s amortized cost basis and its fair value at the balance sheet date. For fixed maturity AFS securities in unrealized loss positions that do not meet these criteria, the Company must analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows. If the net present value is less than the amortized cost of the investment, an OTTI is recorded. The OTTI is separated into two pieces: an amount representing the credit loss, where the present value of cash flows expected to be collected is less than the amortized cost basis of the security, and an amount related to all other factors (referred to as the non-credit portion). The credit loss is recognized in earnings and the non-credit loss is recognized in Other Comprehensive Income (“OCI”), net of applicable taxes and VOBA. Management records subsequent changes in the estimated fair value (positive and negative) of fixed maturity AFS securities for which non-credit OTTI was previously recognized in OCI in “Net unrealized other-than-temporary impairments on securities.”

For the year ended December 31, 2017, the Company did not record OTTI in income. For the years ended December 31, 2016 and 2015, the Company recorded an OTTI in income of $5.2 million and $1.9 million, respectively, excluding VOBA.

Debt securities are monitored individually for impairments based on our asset specialists’ expectations of payment interruption. The probability of interruption is based on assessments of capital markets, funding needs and the liquidity profile of the issuer.

See Notes to Financial Statements, Note 3 Investments, for further discussion.

Derivatives and Hedge Accounting

The Company uses several types of derivatives to manage the capital market risk associated with the GMWB. Derivatives are primarily used by the Company to manage risk associated with interest rate or equity market risk or volatility. Freestanding derivatives are carried in the Balance Sheets at fair value. If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the fair value of the derivatives are reported in net derivative gains (losses) in the Statements of Income (Loss).

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception, detailing the particular risk management objective and strategy for the hedge (which includes the item and risk that is being hedged), the derivative that is being used and how hedge effectiveness is being assessed. For hedge accounting purposes, a distinction is made between fair value hedges, cash flow hedges and hedges of a net investment in a foreign operation. Currently and during the periods covered by the accompanying Financial Statements, the Company has only had cash flow hedges.

A cash flow hedge is the hedge of the exposure to variability of cash flows to be received or paid related to a recognized asset or liability. For derivatives that are designated and qualify as cash flow hedges, the effective portion of the gain or loss on the derivative is reported as a component of OCI and reclassified into the Statements of Income (Loss) when the Company’s earnings are affected by the variability of the hedged item. Any hedge ineffectiveness is recognized as a component of net derivative gains (losses) in the Statements of Income (Loss).

The Company has entered into cash flow hedging transactions on Treasury Inflation Protected Securities (“TIPS”) utilizing interest rate swaps to lengthen portfolio duration and to hedge the variability of cash flows due to changes in inflation. The Company recognizes hedge ineffectiveness gains (losses) from the difference of the change in fair value of the swap and the change in fair value of the underlying Treasury in net derivative gains (losses) in the Statements of Income (Loss).

Equity futures contracts and interest rate futures contracts are used to hedge the equity risk and interest rate risk, respectively, associated with these types of variable guaranteed products, in particular the claim and/or revenue risks of the liability portfolio. Net settlements on the futures occur daily. The realized gains (losses) on settlement of these futures are recorded in net derivative gains (losses) in the Statements of Income (Loss).

The Company uses variance swaps to hedge equity risk. The Company also enters into total return swaps that are based on various global market indices. The Company recognizes gains (losses) from the change in fair value of the variance swaps and total return swaps in net derivative gains (losses) in the Statements of Income (Loss).

The Company also writes credit default swaps (“CDS”) enabling the Company to change the risk profile of the assets in the portfolio by enhancing the overall yield. As a writer of CDS, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the CDS. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap, and recognized in net derivative gains (losses) in the Statements of Income (Loss).

The Company enters into fixed-to-float and float-to-fixed interest rate swaps in order to hedge the interest rate risk on the underlying liability. The Company holds these contracts at fair value, and recognizes gains (losses) related to changes in fair value in net derivative gains (losses) in the Statements of Income (Loss).

The Company also utilizes put and call options that serve to hedge the risk of equity market declines. The Company recognizes gains (losses) from the change in fair value of the options in net derivative gains (losses) in the Statements of Income (Loss).

Value of Business Acquired (“VOBA”)

VOBA reflects the estimated fair value of in force contracts acquired and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the insurance and annuity contracts in force at the acquisition date. VOBA is based on actuarially determined projections, for each block of business, of future policy and contract charges, premiums, mortality, policyholder behavior, Separate Account performance, operating expenses, investment returns, and other factors. Actual experience on the purchased business may vary from these projections. Annually, the Company performs a comprehensive review of actuarial assumptions utilized in measuring insurance liabilities and expected gross profits used in amortizing VOBA. The assumptions include, but are not necessarily limited to, inputs such as mortality, policyholder behavior and expected future rates of returns on investments. As part of this review, the Company considers emerging experience, future expectations and other data, including any observable market data. These assumptions are updated and implemented in the third quarter of each year, unless a material change in experience, indicative of a long-term trend, is observed during an interim period. For VOBA, the impact of revisions and assumptions to estimates on cumulative amortization is recorded as a charge or credit to current operations, commonly referred to as “unlocking.”

For acquired annuity and variable life insurance contracts, VOBA is amortized in proportion to estimated gross profits arising principally from investment margins, mortality and expense margins, rider margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. Revisions in estimates result in changes to the amounts amortized in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than the unamortized balance.

The long-term growth rate assumption for the amortization of VOBA was 8% at December 31, 2017 and 2016. At December 31, 2017 and 2016, the Company’s VOBA asset was $201.3 million and $222.3 million, respectively. For the years ended December 31, 2017, 2016, and 2015, the favorable (unfavorable) impact to pre-tax net income related to VOBA unlocking was ($8.5) million, ($12.9) million and $0.1 million, respectively. There were no impairment charges for the years ended 2017 and 2015. Impairment charges for the year ended 2016 were $0.5 million.

See Notes to Financial Statements, Note 4 VOBA, DAC and DSI, for further discussion.

Future Policy Benefits

Future policy benefits are actuarially determined liabilities, which are calculated to meet future obligations and are generally payable over an extended period of time. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, surrender rates, policy expenses, equity returns, interest rates, long-term volatility, own credit risk, utilization and inflation. The “own credit risk” is the risk that that the company will not fulfill its obligations and is a component in the valuation of future policy benefits. These estimates and assumptions are influenced by historical experience, current developments and anticipated market trends.

Included within future policy benefits are liabilities for GMDB and GMIB provisions contained in the variable products that the Company has issued. The Company regularly evaluates the assumptions used to establish these liabilities, as well as actual experience, and adjusts GMDB and GMIB liabilities with a related charge or credit to earnings (“unlocking”) if actual experience or evidence suggests that the assumptions should be revised.

Future policy benefits also include liabilities, which can be either positive or negative, for contracts containing GMWB and SALB provisions based on the fair value of the underlying benefit. GMWB and GMIB reinsurance are treated as embedded derivatives and are required to be reported separately from the host contract. The fair values of these guarantees are calculated as the present value of future expected payments to policyholders less the present value of assessed fees attributable to the guarantees. Given the complexity and long-term nature of these guarantees, which are unlike instruments available in financial markets, their fair values are determined using stochastic techniques under a variety of market return scenarios. A variety of factors are considered, including expected market rates of return, equity and interest rate volatility, credit spread, correlations of market returns, discount rates and actuarial assumptions. Currently, the Company does not hedge the risks associated with the SALB.

The Company’s liability for future policy benefits consists of liabilities for immediate annuities and liabilities for certain guaranteed benefits contained in the variable insurance products the Company manufactures. Liabilities for immediate annuities are equal to the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment generally depends on policyholder mortality. Interest rates used in establishing such liabilities were in the range of 0.01% to 8.8% during 2017 and 2016. See Notes to Financial Statements, Note 5 Variable Contracts Containing Guaranteed Benefits, for further discussion.

Income Taxes

The Company uses the asset and liability method in providing income taxes on all transactions that have been recognized in the Financial Statements. The asset and liability method requires that deferred taxes be adjusted to reflect the tax rates at which future taxable amounts will be settled or realized. The Company provides for income taxes based on amounts that it believes it will ultimately owe. Inherent in the provision for income taxes are estimates regarding the realization of certain tax deductions and credits.

Specific estimates include the realization of dividend-received deductions (“DRD”) and foreign tax credits (“FTC”). A portion of the Company’s investment income related to Separate Accounts business qualifies for the DRD and FTC. Information necessary to calculate these tax adjustments is typically not available until the following year. However, within the current year’s provision, management makes estimates regarding the future tax deductibility of these items. These estimates are primarily based on recent historic experience. See Notes to Financial Statements, Note 6 Income Taxes for a further discussion.

On December 22, 2017, the Tax Cuts and Jobs Act (“TCJA”) (HR 1, Pub. L. 115-97), was signed into law. The TCJA is complex and substantially changes U.S. corporate income tax rates and other provisions in the tax code. We continue to examine the impact the TCJA may have on our business. The TCJA has already had a material impact on our income tax expense and deferred tax balances (most notably a $41.0 million unfavorable impact in the fourth quarter of 2017 related to the remeasurement of net deferred tax assets using the lowered corporate tax rate, along with a corresponding reduction in the valuation allowance.) Despite the beneficial impact in the corporate income tax rate, the full impact is uncertain and our business and financial condition could be adversely affected. The Company had a deferred tax asset at December 31, 2017 and December 31, 2016 for the benefit of net operating loss (“NOL”) carryforwards of $554.6 million (net of an ASC 740 reduction of $12.6 million) and $627.9 million (net of an ASC 740 reduction of $12.5 million), respectively, with a carry forward period of fifteen years that will expire at various dates between 2023 and 2031. At December 31, 2017, the Company had no capital loss carry forward and at December 31, 2016, the Company had a deferred tax asset for a capital loss carry forward of $0.1 million for federal income tax purposes with a carry forward period of five years that will expire in 2018. At December 31, 2017 and December 31, 2016, the Company had a deferred tax asset for foreign tax credit carry forward of $9.8 million and $9.8 million, respectively, with a carry forward period of ten years that will expire at various dates up to 2026. Finally, the Company had a deferred tax asset for an Alternative Minimum Tax credit carry forward for federal income tax purposes of $4.2 million at both December 31, 2017 and December 31, 2016. The Company expects to be refunded $3.9 million of minimum tax credit carryforward by the end of 2021 pursuant to the TCJA. A valuation allowance remains for the remaining balance of $0.3 million.

The valuation allowance for deferred tax assets at December 31, 2017 and December 31, 2016 was $78.7 million and $154.4 million, respectively (this included losses that are anticipated to be used in the consolidated group to reflect the income statement impact of the losses that would not be used if filing separately). The valuation allowance is related to the loss carry forwards, tax credits, and other deferred tax assets that, in the current judgment of management, are not more likely than not to be realized. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that all or some of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets depends on future generation of future taxable income during the periods in which those temporary differences are deductible. Management considers the scheduled reversal of deferred tax liabilities, projected taxable income, and tax-planning strategies in making the assessment. The amount of deferred tax asset considered realizable, however, could be increased in the near term if estimates of future taxable income during the carry forward period are increased.

The Company filed a separate federal income tax return for the years 2008 through 2012. The Company was part of the consolidated tax return for 2013 through 2016. An examination by the Internal Revenue Service is in progress for the years 2011 through 2013. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions. The 2017 return has not yet been filed.

Financial Condition

At December 31, 2017, the Company’s assets were $8.63 billion or $0.04 billion less than the $8.67 billion in assets at December 31, 2016. Assets excluding Separate Accounts assets decreased $176.3 million from $3.0 billion at December 31, 2016 to $2.8 billion at December 31, 2017. The change in total assets was due to a decrease in general fund investments assets supporting policyholder liabilities and reserves, along with a decrease in VOBA as business continues to run-off, offset by an increase in Separate Accounts assets.

Separate Account Assets

Separate Accounts assets, which represent 67% of total assets, increased $133.9 million to $5.8 billion at December 31, 2017. This was primarily due to growth in account asset values resulting from favorable investment performance of $848.2 million, lower benefit payments and withdrawals, offset by higher surrenders as compared to the previous year as shown in the table below:

(dollars in millions)	2017	2016
Investment performance	$848.2	$395.3
Deposits (including internal exchanges)	13.4	13.8
Policy fees and charges	(134.9)	(137.9)
Benefits	(146.9)	(158.3)
Surrenders	(323.4)	(270.4)
Withdrawals	(122.5)	(123.2)
Net change	$133.9	$(280.7)

VOBA

During 2017 and 2016, the decrease in VOBA was primarily driven by positive gross profits due to favorable performance of Separate Accounts during the period, which resulted in amortization. Annual mortality assumption updates and model changes recorded in the third quarter of 2017 resulted in an unlocking adjustment which decreased the VOBA asset. For both 2017 and 2016, the adjustments related to unrealized (gains) losses and OTTI on investments decreased VOBA as the result of net unrealized gains on AFS during the year compared to net unrealized losses in the same period.

Policyholder Account Balances

The Company’s liability for policyholder account balances represents the contract value that has accrued to the benefit of policyholders as of the Balance Sheet date. The liability is generally equal to the accumulated policyholder deposits plus interest credited less policyholders’ withdrawals and other charges assessed against the account balance. Policyholder account balances decreased from 2016 to 2017 by $54.8 million due to death benefits, withdrawals and surrenders of $99.5 million, offset by interest credited to policyholders of $44.8 million.

Future Policy Benefits

Future policy benefits includes reserves established to cover insurance risk associated with the Company’s benefit guarantee provisions for GMDB and GMIB products and liabilities related to the Company’s GMWB and SALB contract provisions recorded at fair value.

During 2017, future policy benefits decreased $75.2 million from $486.8 million to $411.6 million at December 31, 2016 and 2017, respectively, primarily driven by unlocking adjustments of $71.5 million resulting from higher market performance and favorable mortality assumption updates.

Investments

The Company maintains a general account investment portfolio comprised primarily of investment grade fixed maturity securities, policy loans and cash and cash equivalents. To align with a change in the Company’s investment strategy, during the latter half of the year, the Company reduced its investment in hedge funds, decreasing the limited partnerships on the Balance Sheets by $69.5 million. In addition, the sale of $122.1 million in mortgage loan investments to affiliates and the net purchase of $120.7 million of investment grade securities from affiliates drove the change in balances for mortgage loans on real estate and fixed maturity AFS securities on the Balance Sheets by ($91.3) million and $61.6 million, respectively.

The following schedule identifies the Company’s general account invested assets by type at December 31, 2017 and 2016:

	2017		2016
Fixed maturity AFS securities
Investment grade fixed maturity securities	58.4	%	53.2	%
Below investment grade fixed maturity securities	3.5		3.6

Total fixed maturity AFS securities	61.9	%	56.8	%

Equity securities	1.4		1.2
Mortgage loans on real estate	1.0		4.4
Limited partnerships	0.1		2.7
Policy loans	24.3		24.1
Derivative assets	0.3		0.6
Cash and cash equivalents	11.0		10.2

	100.0	%	100.0	%

Fixed Maturity and Equity Securities

The amortized cost/cost, gross unrealized gains and losses/OTTI, estimated fair value and percentage of estimated fair value of investments in fixed maturity and equity AFS securities at December 31, 2017 and 2016 were:

	December 31, 2017
		Gross Unrealized			% of Estimated Fair Value
(dollars in millions)	Amortized Cost/Cost	Gains	Losses/ OTTI (a)	Estimated Fair Value
Fixed maturity AFS securities
Corporate securities
Financial services	$247.3	$17.8	$(0.2)	$264.9	17	%
Industrial	559.5	35.5	(2.0)	593.0	38
Utility	78.6	5.5	-	84.1	5
Asset-backed securities
Credit cards	5.7	-	-	5.7	0
Structured settlements	7.8	0.1	(0.2)	7.7	0
Autos	20.0	0.1	-	20.1	1
Timeshare	2.0	-	-	2.0	0
Other	21.3	0.1	-	21.4	1
Commercial mortgage-backed securities - non agency backed	72.4	1.3	(0.4)	73.3	5
Residential mortgage-backed securities
Agency backed	40.7	0.3	-	41.0	3
Non agency backed	33.7	6.7	-	40.4	3
Municipals - tax exempt	0.9	-	-	0.9	0
Government and government agencies
United States	298.2	64.0	(0.1)	362.1	23
Foreign	24.2	2.2	(0.1)	26.3	2
Redeemable preferred stock	5.8	-	(0.1)	5.7	0

Total fixed maturity AFS securities	$1,418.1	$133.6	$(3.1)	$1,548.6	98	%

Equity AFS securities
Banking securities	$25.5	$3.0	$-	$28.5	2	%

Total equity AFS securities	$25.5	$3.0	$-	$28.5	2	%

Total fixed maturity and equity AFS securities	$1,443.6	$136.6	$ (3.1)	$1,577.1	100	%

	December 31, 2016
		Gross Unrealized			% of Estimated Fair Value
(dollars in millions)	Amortized Cost/Cost	Gains	Losses/ OTTI (a)	Estimated Fair Value
Fixed maturity AFS securities
Corporate securities
Financial services	$239.8	$16.7	$(0.5)	$256.0	17	%
Industrial	546.1	34.8	(2.7)	578.2	38
Utility	73.2	4.9	(0.4)	77.7	5
Asset-backed securities
Structured settlements	8.2	-	(0.5)	7.7	1
Autos	27.1	-	-	27.1	2
Timeshare	0.7	-	-	0.7	-
Other	17.4	-	(0.4)	17.0	1
Commercial mortgage-backed securities - non agency backed	75.4	1.7	(0.6)	76.5	5
Residential mortgage-backed securities
Agency backed	53.7	0.4	(0.6)	53.5	4
Non agency backed	39.2	3.6	(0.1)	42.7	3
Municipals-tax exempt	0.9	-	(0.1)	0.8	-
Government and government agencies
United States	295.6	45.8	-	341.4	22
Foreign	6.5	1.2	-	7.7	1

Total fixed maturity AFS securities	$1,383.8	$109.1	$(5.9)	$1,487.0	99	%

Equity AFS securities
Banking securities	$25.5	$1.7	$(0.4)	$26.8	1	%
Industrial securities	5.8	-	-	5.8	-

Total equity AFS securities	$31.3	$1.7	$(0.4)	$32.6	1	%

Total fixed maturity and equity AFS securities	$1,415.1	$110.8	$(6.3)	$1,519.6	100	%

(a)	Subsequent unrealized gains (losses) on OTTI securities are included in Net unrealized OTTI on securities in the Statements of Comprehensive Income (Loss).

The Company monitors industry sectors and individual debt securities for evidence of impairment. This evidence may include one or more of the following: 1) deteriorating market to book ratio; 2) increasing industry risk factors; 3) deteriorating financial condition of the issuer; 4) covenant violations of the issuer; 5) high probability of bankruptcy of the issuer; 6) nationally recognized credit rating agency downgrades; and 7) intent or requirement to sell before a debt security’s anticipated recovery. Additionally, we monitor structured securities (asset-backed securities (“ABS”), residential mortgage-backed securities (“RMBS”), and commercial mortgage-backed securities (“CMBS”)), cash flow trends and underlying levels of collateral. A security is impaired if there is objective evidence that a loss event has occurred after the initial recognition of the asset that has a negative impact on the estimated future cash flows. A specific security is considered to be impaired when it is determined that it is probable that not all amounts due (both principal and interest) will be collected as scheduled. For debt securities, an OTTI must be recognized in earnings when an entity either a) has the intent to sell the debt security or b) more likely than not will be required to sell the debt security before its anticipated recovery. If the Company meets either of these criteria, the OTTI is recognized in earnings in an amount equal to the entire difference between the security’s amortized cost basis and its fair value at the balance sheet date. For debt securities in unrealized loss positions that do not meet these criteria, the Company must analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The Company has evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and unless otherwise noted, does not consider these investments to be impaired at December 31, 2017.

There were three issuers rated below investment grade, which each individually represented more than 5% of the total unrealized loss position. All three issuers are found within the industrial sector. One of these issuers is specifically within the energy sub-sector and has an unrealized loss of $0.6 million. The remaining two issuers are within the communications sub-sector and have a combined unrealized loss of $0.6 million.

Industrial Sector

The Company’s $2.0 million of gross unrealized losses within the industrial sector relates to securities with a fair value of $95.3 million. The industrial sector is further subdivided into various sub-sectors with a majority of its gross unrealized loss made up of issuers within the energy, consumer non-cyclical and communications sub-sectors. There was one primary issuer within the energy sub-sector which made up a majority of the $0.7 million gross unrealized loss, resulting from weak oil prices. The two issuers within the communications sub-sector that made up the $0.6 million gross unrealized loss were affected by challenges that affected the entire wireline industry. Entities within the consumer non-cyclical sub-sector had gross unrealized losses of $0.6 million, which was spread evenly among health care, pharmaceutical and tobacco industries.

There were no individual issuers rated below investment grade in the industrial sector that had an unrealized loss position greater than $2.5 million.

Commercial Sector

The Company’s $0.4 million of gross unrealized losses within the CMBS sector relates to securities with a fair value of $30.0 million, as fundamentals remain supportive with commercial property prices above their prior peak. Commercial real estate valuation increases have slowed. The delinquency rate has started to fall as loan resolution outpace new defaults and positive net supply increases the total outstanding balance. Liquidity remains reasonable for the CMBS market; however, credit spreads on legacy subordinate CMBS tranches remain at wide levels.

These factors typically require significant management judgment. The impairment review process has resulted in no other than temporary impairment charges for the year ended December 31, 2017 for the Company.

The amortized cost and estimated fair value of fixed maturity AFS securities at December 31, 2017 and 2016 by rating agency equivalent were:

	December 31, 2017		December 31, 2016
(dollars in millions)	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
AAA	$421.8	$487.2	$433.0	$479.0
AA	67.1	69.5	88.8	92.3
A	460.1	487.5	462.3	490.0
BBB	388.7	416.5	310.9	332.2
Below investment grade	80.4	87.9	88.8	93.5

Total fixed maturity AFS securities	$1,418.1	$1,548.6	$1,383.8	$1,487.0

Investment grade	94%	94%	94%	94%
Below investment grade	6%	6%	6%	6%

The Company’s fixed maturity AFS ratings are designated based on the Credit Name Limit Policy, which uses a composite rating from the main rating agencies S&P Global Rating Services (“S&P GRS”), Moody’s, and Fitch Ratings (“Fitch”). The rating used is the lower of the composite rating and the Company’s Internal Rating. The Company defines investment grade securities as unsecured debt obligations that have a rating equivalent to S&P GRS’s BBB- or higher (or similar rating agency). At December 31, 2017 and 2016, approximately $120.7 million (or 7.79%) and $65.7 million (or 4.4%), respectively, of the Company’s fixed maturity securities were rated BBB-, which is the lowest investment grade rating given by S&P GRS. Below investment grade securities are speculative and are subject to significantly greater risks related to the creditworthiness of the issuers and the liquidity of the market for such securities. The Company closely monitors such investments.

Unrealized gains (losses) incurred during 2017 and 2016 were primarily due to price fluctuations resulting from changes in interest rates and credit spreads. If the Company has the intent to sell or it is more likely than not that the Company will be required to sell these securities prior to the anticipated recovery of the amortized cost, securities are written down to fair value. If cash flow models indicate a credit event will affect future cash flows, the security is impaired to discounted cash flows. As the remaining unrealized losses in the portfolio relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired.

Details underlying securities in a continuous gross unrealized loss and OTTI position for investment grade AFS securities are as follows:

	December 31, 2017
(dollars in millions)	Estimated Fair Value	Amortized Cost/Cost	Gross Unrealized Losses and OTTI (a)
Investment grade AFS securities
Less than or equal to six months
Corporate Securities
Financial Services	$19.5	$19.7	$(0.2)
Industrial	75.1	75.8	(0.7)
Utility	2.0	2.0	-
Asset-backed securities
Credit Cards	5.7	5.7	-
Other	4.0	4.0	-
Autos	8.1	8.1	-
Student loan	3.0	3.0	-
Commercial mortgage-backed securities - non agency backed	29.0	29.4	(0.4)
Residential mortgage-backed securities - agency backed	2.1	2.1	-
Government and government agencies
United States	7.5	7.6	(0.1)

Total fixed maturity and equity AFS securities	$156.0	$157.4	$(1.4)

Greater than six months but less than or equal to one year
Government and government agencies
Foreign	$3.8	$3.8	$-
Redeemable preferred stock	5.7	5.8	(0.1)

Total fixed maturity and equity AFS securities	$9.5	$9.6	$(0.1)

Greater than one year
Corporate Securities
Industrial	$6.5	$6.5	$-
Asset-backed securities
Structured Settlements	2.4	2.6	(0.2)
Timeshare	0.2	0.2	-
Commercial mortgage-backed securities
Non agency backed	1.0	1.0	-

Total fixed maturity and equity AFS securities	$10.1	$10.3	$(0.2)

Total of all investment grade AFS securities
Corporate Securities
Financial Services	$19.5	$19.7	$(0.2)
Industrial	81.6	82.3	(0.7)
Utility	2.0	2.0	-
Asset-backed securities
Structured Settlements	2.4	2.6	(0.2)
Credit Cards	5.7	5.7	-
Other	4.0	4.0	-
Autos	8.1	8.1	-
Student loan	3.0	3.0	-
Timeshare	0.2	0.2	-
Commercial mortgage-backed securities - non agency backed	30.0	30.4	(0.4)
Residential mortgage-backed securities - agency backed	2.1	2.1	-
Government and government agencies
United States	7.5	7.6	(0.1)
Foreign	3.8	3.8	-
Redeemable preferred stock	5.7	5.8	(0.1)

Total investment grade AFS securities	$175.6	$177.3	$(1.7)

Total number of investment grade AFS securities in a continuous unrealized loss position			67

(a)	Subsequent unrealized gains (losses) on OTTI securities are included in Net unrealized OTTI on securities in the Statements of Comprehensive Income (Loss).

	December 31, 2016
(dollars in millions)	Estimated Fair Value	Amortized Cost/Cost	Gross Unrealized Losses and OTTI (a)
Investment grade AFS securities
Less than or equal to six months
Corporate Securities
Financial Services	$13.2	$13.6	$(0.4)
Industrial	37.3	38.4	(1.1)
Utility	6.0	6.1	(0.1)
Asset-backed securities
Structured Settlements	6.9	7.2	(0.3)
Other	8.4	8.5	(0.1)
Autos	15.1	15.1	-
Timeshare	0.4	0.4	-
Commercial mortgage-backed securities - non agency backed	30.7	31.3	(0.6)
Residential mortgage-backed securities - agency backed	46.4	47.0	(0.6)
Equity AFS Securities - banking securities	8.2	8.5	(0.3)

Total fixed maturity and equity AFS securities	$172.6	$176.1	$(3.5)

Greater than six months but less than or equal to one year
Corporate Securities
Financial Services	$1.4	$1.5	$(0.1)
Utility	3.1	3.4	(0.3)
Asset-backed securities
Structured Settlements	0.9	1.0	(0.1)
Commercial mortgage-backed securities - non agency backed	1.0	1.0	-

Total fixed maturity and equity AFS securities	$6.4	$6.9	$(0.5)

Greater than one year
Corporate Securities
Industrial	$11.9	$12.4	$(0.5)
Asset-backed securities
Other	7.7	7.9	(0.2)
Timeshare	0.3	0.3	-

Total fixed maturity and equity AFS securities	$19.9	$20.6	$(0.7)

Total of all investment grade AFS securities
Corporate Securities
Financial services	$14.6	$15.1	$(0.5)
Industrial	49.2	50.8	(1.6)
Utility	9.1	9.5	(0.4)
Asset-backed securities
Structured Settlements	7.8	8.2	(0.4)
Other	16.1	16.4	(0.3)
Auto	15.1	15.1	-
Timeshare	0.7	0.7	-
Commercial mortgage-backed securities - non agency backed	31.7	32.3	(0.6)
Residential mortgage-backed securities - agency backed	46.4	47.0	(0.6)
Equity AFS securities-banking securities	8.2	8.5	(0.3)

Total investment grade AFS securities	$198.9	$203.6	$(4.7)

Total number of investment grade AFS securities in a continuous unrealized loss position			66

(a)	Subsequent unrealized gains (losses) on OTTI securities are included in Net unrealized OTTI on securities in the Statements of Comprehensive Income (Loss).

Details underlying securities in a continuous gross unrealized loss and OTTI position for below investment grade AFS securities were as follows:

	December 31, 2017
(dollars in millions)	Estimated Fair Value	Amortized Cost/Cost	Gross Unrealized Losses and OTTI (a)
Below investment grade AFS securities
Less than or equal to six months
Corporate Securities
Financial Services	$1.3	$1.3	$-
Industrial	11.7	12.2	(0.5)

Total fixed maturity and equity securities	$13.0	$13.5	$(0.5)

Greater than one year
Corporate Securities
Industrial	$2.0	$2.9	$(0.9)
Municipals - tax exempt	0.9	0.9	-

Total fixed maturity and equity securities	$2.9	$3.8	$(0.9)

Total of all below investment grade AFS securities
Corporate Securities
Financial Services	$1.3	$1.3	$-
Industrial	13.7	15.1	(1.4)
Municipals - tax exempt	0.9	0.9	-

Total below investment grade AFS securities	$15.9	$17.3	$(1.4)

Total number of below investment grade AFS securities in a continuous unrealized loss position			12

(a)	Subsequent unrealized gains (losses) on OTTI securities are included in Net unrealized OTTI on securities in the Statements of Comprehensive Income (Loss).

	December 31, 2016
(dollars in millions)	Estimated Fair Value	Amortized Cost/Cost	Gross Unrealized Losses and OTTI (a)
Below investment grade AFS securities
Less than or equal to six months
Corporate Securities
Industrial	8.5	8.6	(0.1)
Residential mortgage-backed securities - non agency backed	8.6	8.7	(0.1)

Total fixed maturity and equity AFS securities	$17.1	$17.3	$(0.2)

Greater than six months but less than or equal to one year
Residential mortgage-backed securities - non agency backed	0.2	0.2	-

Total fixed maturity and equity AFS securities	$0.2	$0.2	$-

Greater than one year
Corporate Securities
Financial Services	0.9	$1.0	$(0.1)
Industrial	6.7	7.7	(1.0)
Residential mortgage-backed securities - non agency backed	2.1	2.2	(0.1)
Municipals - tax exempt	0.9	0.9	-
Equity AFS Securities-banking securities	1.6	1.8	(0.2)

Total fixed maturity and equity AFS securities	$12.2	$13.6	$(1.4)

Total of all below investment grade AFS securities
Corporate Securities
Financial Services	$0.9	$1.0	$(0.1)
Industrial	15.2	16.3	(1.1)
Residential mortgage-backed securities - non agency backed	10.9	11.1	(0.2)
Municipals - tax exempt	0.9	0.9	-
Equity AFS Securities-banking securities	1.6	1.8	(0.2)

Total below investment grade AFS securities	$29.5	$31.1	$(1.6)

Total number of below investment grade AFS securities in a continuous unrealized loss position			15

(a)	Subsequent unrealized gains (losses) on OTTI securities are included in Net unrealized OTTI on securities in the Statements of Comprehensive Income (Loss).

Gross unrealized losses and OTTI on below investment grade AFS securities represented 45% and 32% of total gross unrealized losses and OTTI on all AFS securities at December 31, 2017 and 2016, respectively. Generally, below investment grade securities are more likely than investment grade securities to develop credit concerns. The ratios of estimated fair value to amortized cost reflected in the table below are not necessarily indicative of the market value to amortized cost relationships for the securities throughout the entire time that the securities have been in an unrealized loss position nor are they necessarily indicative of these ratios subsequent to December 31, 2017.

Details underlying AFS securities below investment grade and in an unrealized loss position were as follows:

	December 31, 2017
(dollars in millions)	Ratio of Estimated Fair Value to Amortized Cost	Estimated Fair Value	Amortized Cost/Cost	Gross Unrealized Losses and OTTI (a)
Less than or equal to six months	70% to 100%	$13.0	$13.5	$(0.5)

		$13.0	$13.5	$(0.5)

Greater than one year	70% to 100%	$1.5	$1.8	$(0.3)
	40% to 70%	1.4	2.0	(0.6)

		$2.9	$3.8	$(0.9)

Total		$15.9	$17.3	$(1.4)

	December 31, 2016
(dollars in millions)	Ratio of Estimated Fair Value to Amortized Cost	Estimated Fair Value	Amortized Cost/Cost	Gross Unrealized Losses and OTTI (a)
Less than or equal to six months	70% to 100%	$17.0	$17.2	$(0.2)

		$17.0	$17.2	$(0.2)

Greater than six months but less than or equal to one year	70% to 100%	$0.2	$0.2	$-

		$0.2	$0.2	$-

Greater than one year	70% to 100%	$10.8	$11.6	$(0.8)
	40% to 70%	1.4	2.0	(0.6)

		$12.2	$13.6	$(1.4)

Total		$29.4	$31.0	$(1.6)

(a)	Subsequent unrealized gains (losses) on OTTI securities are included in Net unrealized OTTI on securities in the Statements of Comprehensive Income (Loss).

Mortgage Loans on Real Estate

The following summarizes key information on mortgage loans on real estate:

	December 31,
	2017			2016
(dollars in millions)	Amount	%		Amount	%
Property Type
Apartment	$13.2	53	%	$49.2	42	%
Office	-	-		26.5	23
Retail	6.1	24		29.1	25
Industrial	5.7	23		8.1	7
Other	-	-		3.3	3

Total mortgage loans by property type	$25.0	100	%	$116.2	100	%

Geographic Region
Pacific	$3.5	14	%	$25.2	22	%
South Atlantic	6.1	24		30.7	26
West North Central	5.2	21		17.3	15
Middle Atlantic	2.2	9		17.8	15
New England	-	-		5.6	5
East North Central	-	-		3.0	3
West South Central	-	-		8.4	7
Mountain	8.0	32		8.2	7

Total mortgage loans by geographic region	$25.0	100	%	$116.2	100	%

	December 31,
	2017			2016
(dollars in millions)	Amount	%		Amount	%
State Exposure
Pennsylvania	$-	-	%	$15.4	13	%
California	3.5	14		11.2	10
Missouri	-	-		9.0	8
Virginia	-	-		6.5	6
New Hampshire	-	-		5.6	5
Washington	-	-		8.8	8
Florida	6.1	24		11.3	10
Minnesota	5.2	21		5.3	5
Oregon	-	-		5.2	4
Georgia	-	-		8.1	7
South Carolina	-	-		2.9	2
Kansas	-	-		3.0	2
Utah	5.7	23		5.8	5
Wisconsin	-	-		3.0	3
Texas	-	-		8.4	7
New Jersey	2.2	9		2.4	2
Colorado	2.3	9		2.4	2
Maryland	-	-		1.9	1

Total mortgage loans by state exposure	$25.0	100	%	$116.2	100	%

Mortgage loans on real estate consist entirely of mortgages on commercial real estate. The Company does not accrue interest on loans ninety days past due. At December 31, 2017 and 2016, there were no commercial mortgage loans that had two or more payments delinquent. Mortgage loans by property type and geographic region changed significantly from 2016 to 2017 due to the sale of mortgage loans to affiliates during in the third quarter of 2017.

Liquidity and Capital Resources

Liquidity

The Company’s liquidity requirements include the payment of sales commissions and other underwriting expenses and the funding of its contractual obligations for the life insurance and annuity contracts that it has in force. The Company has developed and utilizes a cash flow projection system and regularly performs asset/liability duration matching in the management of its asset and liability portfolios. The Company anticipates funding its cash requirements utilizing cash from operations, normal investment maturities and anticipated calls and repayments, consistent with prior years. At December 31, 2017 and 2016, the Company’s assets included $1.7 billion and $1.6 billion, respectively, of cash, short-term investments and investment grade publicly-traded AFS securities that could be liquidated if funds were required.

Capital Resources

During 2017, the Company paid a $140.0 million dividend and $47.5 million return of capital to TA Corp. During 2016, the Company paid a $75.0 million dividend to TA Corp and $88.3 million return of capital to TA Corp.

Statutory Principles and Risk-Based Capital (“RBC”)

To maintain the ability to issue annuity products, the Company must meet or exceed the statutory capital and surplus requirements of the insurance departments of the states in which it conducts business. The Company’s application of SAP differ from GAAP in the following major respects: under SAP, the acquisition costs of new business are charged to expense, while under GAAP they are amortized over a period of time; under SAP, the required additions to statutory reserves are calculated under different rules than under GAAP; and, the valuation of investments and accounting for deferred taxes differs between the two bases of accounting.

The NAIC utilizes the RBC adequacy monitoring system. The RBC calculates the amount of adjusted capital that a life insurance company should have based upon that company’s risk profile. At December 31, 2017 and 2016, based on the RBC formula, the Company’s total adjusted capital levels were well in excess of the minimum amount of capital required to avoid regulatory action.

Ratings

Ratings are an important factor in establishing the competitive position in the insurance and financial services marketplace. Rating agencies rate insurance companies based on financial strength and the ability to pay claims, factors more relevant to contract holders than investors.

The financial strength rating scales of S&P GRS, A.M. Best Company (“A.M. Best”), and Fitch are characterized as follows:

•	S&P GRS – AAA to R

•	A.M. Best – A++ to S

•	Fitch – AAA to C

On May 5, 2017, A.M. Best affirmed the Company’s rating at A+, and changed the outlook from stable to negative. On August 3, 2017, Fitch affirmed the Company’s rating at A+, and maintained the stable outlook. On February 28, 2018, S&P affirmed the Company’s rating at AA-, and maintained the negative outlook.

The following table summarizes the Company’s ratings at March 29, 2018:

2017
S&P GRS	AA-	(4th out of 21)
A.M. Best	A+	(2nd out of 16)
Fitch	A+	(5th out of 19)

A downgrade of our financial strength rating could affect our competitive position in the insurance industry as customers may select companies with higher financial strength ratings. These ratings are not a recommendation to buy or hold any of the Company’s securities and they may be revised or revoked at any time at the sole discretion of the rating organization.

Commitments and Contingencies

The following table summarizes the Company’s obligations to policyholders at December 31, 2017 related to the indicated accounts:

(dollars in millions)	Less Than One Year	One To Three Years	Four To Five Years	More Than Five Years	Total
General accounts (a)	$164.6	$292.6	$251.4	$1,361.6	$2,070.2
Separate Accounts (a)	669.0	1,169.8	1,022.9	4,989.3	7,851.0

	$833.6	$1,462.4	$1,274.3	$6,350.9	$9,921.2

(a)

The policyholder liabilities include benefit and claim liabilities of which a significant portion represents policies and contracts that do not have a stated contractual maturity. The projected cash benefit payments in the table above are based on management’s best estimates of the expected gross benefits and expenses, partially offset by the expected gross premiums, fees and charges relating to the existing business in force. Estimated cash benefit payments are based on mortality and lapse assumptions comparable with the Company’s historical experience, modified for recently observed trends. Actual payment obligations may differ if experience varies from these assumptions. The cash benefit payments are presented on an undiscounted basis and before the deduction of taxes and before reinsurance. The liability amounts in the Company’s Financial Statements reflect the discounting for interest as well as adjustments for the timing of other factors as described above. As a result, the sum of the cash benefit payments shown for all years in the table above exceeds the corresponding policyholder liability amounts.

The Company has utilized public information to estimate the future assessments it will incur as a result of insolvencies of life insurance companies that are members of a life insurance guaranty association in which the Company is also a member. When a member becomes insolvent, the guaranty association assesses the remaining members of the association an amount sufficient to satisfy an insolvent insurer’s contract owner obligations, within specified limitations. At December 31, 2017 and 2016, the Company’s estimated liability for future guaranty fund assessments was $0.1 million and $0.1 million, respectively. In addition, the Company has a receivable for future premium tax deductions of $3.8 million and $4.0 million at December 31, 2017 and 2016, respectively. The Company regularly monitors public information regarding insurer insolvencies and adjusts its estimated liability as appropriate.

Results of Operations

2017 compared to 2016

For the years ended December 31, 2017 and 2016, the Company recorded net income (loss) of $99.4 million and ($20.5) million, respectively. The increase in net earnings during 2017 as compared to 2016 was driven by $62.6 million lower policy benefit expense and $41.1 million lower derivative losses and $8.0 million higher realized investment gains, offset by lower amortization of VOBA.

Net derivative losses decreased $41.1 million from $90.2 million in 2016. The following table provides the components of net derivative gains (losses) by type:

(dollars in millions)		2017	2016	Change
Short futures	(a)	(1.4)	$(4.6)	$3.2
Long futures	(b)	2.6	(1.4)	4.0
Variance swaps	(c)	(3.4)	(3.7)	0.3
Total return swaps	(d)	(16.2)	(79.0)	62.8
Options (puts and calls)	(e)	(33.6)	(3.6)	(30.0)
Interest rate swaps	(f)	0.2	(0.6)	0.8
Credit default swaps	(g)	2.7	2.7	-

Total net derivative gains (losses)		$(49.1)	$(90.2)	$41.1

(a)	During 2017, short positions in equity-linked futures produced losses of $1.4 million due to the steadily improving equity market performance.
(b)	Long positions on bond futures contracts produced $2.6 million in realized gains during 2017 as rates were generally down on the long end of the rate curve in relation to when positions were rolled throughout the year.
(c)	Short positions on equity-linked total return swaps resulted in losses of $16.2 million during 2017, as a reflection of improving equity market performance relative to periodic payment and reset dates.
(d)	Put options produced $33.6 million of loss during 2017, driven by normal amortization of $24.2 million primarily on fourth quarter 2016 and second quarter 2017 acquisitions, in addition to realized losses of $5.9 million and mark to market losses of $3.5 million.

Policy benefits decreased $62.6 million compared to 2016, largely due to the favorable impact from reserve unlocking along with a decrease in life insurance mortality expense. The unlocking of $71.5 million was driven by valuation model assumption changes based on strong equity market performance experience in 2017. Lower mortality experience in 2017 as compared to the prior year led to fewer claims, resulting in lower life insurance mortality expense. The following table provides the components of policy benefits by type:

(dollars in millions)	2017	2016	Change
Annuity benefit unlocking	$(71.5)	$(30.4)	$(41.1)
Annuity benefit expense	43.2	46.5	(3.3)
Amortization (accretion) of deferred sales inducements	0.9	0.8	0.1
Life insurance mortality expense	29.9	48.2	(18.3)

Total policy benefits	$2.5	$65.1	$(62.6)

Amortization of VOBA decreased $16.6 million in 2017 compared to 2016. The decrease was primarily due to lower amortization expense of $12.1 million, driven by favorable equity returns and higher future gross profit projections along with run rate effects of model change assumptions for strong market performance and lower mortality experience. Unlocking adjustments resulted in an additional $4.5 million decrease in expense as a result of improved mortality experience as compared to 2016. See Notes to Financial Statements, Note 4 VOBA, DAC, and DSI, for further discussion.

Segment Information

The Company’s operating results are categorized into two operating segments: Annuity and Life Insurance. The Company’s Annuity segment consists of variable annuity and interest-sensitive annuity contracts. The Company’s Life Insurance segment consists of variable life insurance and interest-sensitive life insurance contracts. The accounting policies of the business segments are the same as those for the Company’s Financial Statements described in the Notes to Financial Statements, Note 1 Summary of Significant Accounting Policies. All revenue and expense transactions are recorded at the contract level and accumulated at the business segment level for review by management.

(dollars in millions)	Annuity
	2017	2016	2015
Policy charge revenue	$96.0	$96.7	$108.3
Net Investment income (loss)	53.5	53.4	51.7
Net realized investment gains (losses)	5.8	0.5	1.1
Derivative gains (losses)	(49.1)	(90.4)	(37.4)

Total Revenue	$106.2	$60.2	$123.7

Interest credited to policyholder liabilities	$7.5	$8.5	$9.0
Policy benefits (net of reinsurance recoveries)	(27.4)	16.8	69.0
Amortization (accretion) of DAC	3.7	3.7	3.8
Amortization (accretion) of VOBA	4.2	6.9	8.1
Insurance, general and administrative expenses	37.2	35.4	43.8

Total Expenses	$25.2	$71.3	$133.7

Income (Loss) before taxes	$81.0	$(11.1)	$(10.0)
Income tax expense (benefit)	1.9	(0.5)	(9.3)

Net income (loss)	$79.1	$(10.6)	$(0.7)

For the year ended December 31, 2017, the $89.7 million increase in net income for the annuity segment was primarily due to lower derivative losses, higher net realized gains and lower policy benefit expenses. The $41.3 million lower derivative losses resulted primarily from lower losses on short positions in equity total return swaps and equity futures related to positional activity and improving equity market performance in the current year. These positive impacts were offset by increased amortization and the impact of improving equity market performance on put option positions acquired in late 2016 and midyear 2017. The $5.3 million increase in net realized gains were due primarily to the sale of $118.0 million in mortgage loans to affiliates in the third quarter of 2017, generating $4.2 million. The $44.2 million lower policy benefits expense was primarily driven by the higher release of reserves in the current year resulting from higher equity market performance and a lower interest rate environment as compared to the prior year.

(dollars in millions)	Life Insurance
	2017	2016	2015
Policy charge revenue	$54.0	$54.8	$58.4
Net Investment income (loss)	54.0	57.8	60.5
Net realized investment gains (losses)	2.6	(0.1)	0.6
Derivative gains (losses)	-	0.2	-

Total Revenue	$110.6	$112.7	$119.5

Interest credited to policyholder liabilities	$44.8	$46.6	$45.9
Policy benefits (net of reinsurance recoveries)	29.9	48.2	36.3
Amortization (accretion) of VOBA	11.7	25.6	14.3
Insurance, general and administrative expenses	3.4	2.7	4.0

Total Expenses	$89.8	$123.1	$100.5

Income (Loss) before taxes	$20.8	$(10.4)	$19.0
Income tax expense (benefit)	0.5	(0.5)	4.6

Net income (loss)	$20.3	$(9.9)	$14.4

For the year ended December 31, 2017, the $30.2 million increase in net income for the life insurance segment was primarily driven by lower policy benefits expense and lower amortization of VOBA. The $18.3 million lower policy benefits expense was primarily driven by improved mortality claims experience in the current year as compared to the prior year. The $13.9 million lower amortization of VOBA resulted from a combination of decreased amortization of $8.7 million due to improved mortality experience, higher fund performance and an update to expected future gross profits due to model assumption changes and actual experience along with a lower third quarter annual unlocking adjustment of $5.2 million as compared to prior year due to model assumption updates.

The Company is not dependent upon any single customer, and no single customer accounted for more than 10% of its revenues during 2017, 2016 and 2015.

Item 7A. Quantitative and Qualitative Disclosures about Market Risk

Market Risk

As an insurance company, the Company is in the “risk” business and as a result is exposed to a variety of risks. A description of our risk management and control systems is given below on the basis of significant identified risks for us. Our largest exposures are to changes in the financial markets (e.g., interest rate, credit and equity market risks) that affect the value of our investments, liabilities from products that we sold, deferred expenses, and the value of business acquired.

Results of the Company’s sensitivity analyses are presented to show the estimated sensitivity of net income to various scenarios. For each type of market risk, the analysis shows how net income would have been affected by changes in the relevant risk variables that were reasonably possible at the reporting date. For each sensitivity test, the impact of a reasonably possible change in a single factor (or shock) is shown. The analysis considers the interdependency between interest rates and lapse behavior for products sold where there is clear evidence of dynamic lapse behavior. Management action is taken into account to the extent that it is part of the Company’s regular policies and procedures. However, incidental management actions that would require a change in policies and procedures are not considered.

Each sensitivity analysis reflects the extent to which the shock tested would affect management’s critical accounting estimates and judgment in applying the Company’s accounting policies (See Item 7 for a description of the critical accounting estimates and judgments and Notes to the Financial Statements, Note 1 Summary of Significant Accounting Policies, for a full discussion of the Company’s significant accounting policies). The shock may affect the measurement of assets and liabilities based on assumptions that are not observable in the market as well as market consistent assumptions. For example, a shock in interest rates may lead to changes in the amortization schedule of DAC or to increased unrealized losses on fixed income investments. Although management’s short-term assumption may change if there is a reasonable change in a risk factor, long-term assumptions will generally not be revised unless there is evidence that the movement is permanent. This fact is reflected in the sensitivity analyses provided below.

The sensitivities do not reflect what the net income for the period would have been if risk variables had been different because the analysis is based on the exposures in existence at the reporting date rather than on those that actually occurred during the year. Nor are the results of the sensitivities intended to be an accurate prediction of the Company’s future income. The analysis does not consider all methods available to management to respond to changes in the financial environment, such as changing investment portfolio allocations or adjusting crediting rates. Furthermore, the results of the analyses cannot be extrapolated for wider variations since effects do not tend to be linear. No risk management process can clearly predict future results.

Interest Rate Risk

Interest rate risk arises from the possibility that changes in interest rates will affect the value of investments, primarily fixed maturity securities and preferred equity securities. Changes in interest rates have an inverse relationship to the value of investments. The Company manages interest rate risk as part of its asset/liability management strategy. For each portfolio, management monitors the expected changes in assets and liabilities, as produced by the Company’s model, resulting from various interest rate scenarios. Based on these results, management closely matches the duration of insurance liabilities to the duration of assets supporting those liabilities.

The following table presents the interest rates at the end of the last five years:

	2017	2016	2015	2014	2013
3-Month USD LIBOR	1.69%	0.99%	0.61%	0.26%	0.25%
10-Year U.S. Treasury	2.41%	2.44%	2.27%	2.17%	3.04%

The sensitivity analysis in the table below shows an estimate of the effect of a parallel shift in the yield curve on net income and equity. Increases in interest rates have a negative effect on GAAP equity and net income in the current year because it results in unrealized losses on investments that are carried at fair value. The offsetting economic gain on the insurance contracts is, however, not fully reflected in the sensitivities because many of these liabilities are not measured at fair value. Over time, the short-term reduction in net income due to rising interest rates would be offset by higher net income in later years, all else being equal.

	Estimated Approximate Effects on:
Change in Interest Rates: (dollars in millions)	Net Income	Equity

2017
Shift Up of 100 Basis Points	$(10.8)	$(104.9)
Shift Down of 100 Basis Points	$11.5	$123.2

2016
Shift Up of 100 Basis Points	$(14.9)	$(71.6)
Shift Down of 100 Basis Points	$13.2	$72.3

The sensitivity analysis above reflects the assets and liabilities held at year-end. This does not necessarily reflect the risk exposure during the year as significant events do not necessarily occur on January 1. The selection of a 100 basis point immediate, parallel increase or decrease in interest rates is a hypothetical rate scenario used to demonstrate potential risk. While a 100 basis point immediate, parallel increase does not represent the Company’s view of future market changes, it is a near term reasonably possible hypothetical change that illustrates the potential impact of such events. While the income and equity impacts provide a presentation of interest rate sensitivity, they are based on the portfolio exposures at a point in time and may not be representative of future market results. These exposures will change as a result of ongoing portfolio transactions in response to management’s assessment of changing market conditions and available investment opportunities.

Credit Risk

Credit risk represents the loss that the Company would incur if an issuer fails to perform its contractual obligations and the value of the security held has been impaired or is deemed worthless. The Company manages its credit risk by setting investment policy guidelines that assure diversification with respect to investment, issuer, geographic location and credit quality. Management regularly monitors compliance of each investment portfolio’s status with the investment policy guidelines, including timely updates of credit-related securities.

Equity Market Risk

Fluctuations in the equity markets have affected the Company’s profitability, capital position and sales of equity related products in the past and may continue to do so. Exposure to equity markets exists in both assets and liabilities. Asset exposure exists through direct equity investment, where the Company bears all or most of the risk related to volatility in returns and investment performance. Equity market exposure is also present in accounts related to insurance contracts of policyholders where funds are invested in equities such as variable annuities and life insurance. Although most of the risk related to volatility remains with the policyholder, lower investment returns can reduce the asset management fee earned by the Company on the asset balance in these products. In addition, some of this business has minimum guarantees.

The following table sets forth the closing levels of certain major indices at the end of the last five years:

	2017	2016	2015	2014	2013
S&P 500	2,674	2,239	2,044	2,059	1,848
NASDAQ	6,903	5,445	5,007	4,736	4,177
DOW	24,719	19,763	17,425	17,823	16,577

The sensitivity analysis of net income to change in equity prices is presented in the table below. The sensitivity of net income to changes in equity markets reflects changes in the market value of the Company’s portfolio, changes in DAC amortization and the strengthening of the guaranteed minimum benefits, where applicable. The results of equity sensitivity tests are non-linear. The main reason for this is due to equity options sold to clients that are embedded in some of these products and the more severe scenarios could cause accelerated DAC amortization and guaranteed minimum benefits provisioning, while moderate scenarios may not.

	Estimated Approximate Effect on Net Income
Immediate Change of: (dollars in millions)	2017	2016

Equity Increase of 10%	$38.0	$24.5
Equity Increase of 20%	$70.2	$43.1

Equity Decrease of 10%	$(33.6)	$(29.6)
Equity Decrease of 20%	$(64.1)	$(49.6)

The selection of a 10% and 20% change in the equity markets should not be construed as a prediction of future market events, but rather as an illustration of the potential impact of such an event. The Company’s exposure can change as a result of changes in the Company’s mix of business. The change in equity increase shocks of 10% and 20% are driven by changes to the macro hedge program and reserve changes driven by higher net amount at risk that had a positive estimated impact on net income.

During 2017 the DEMP strategy moved from a total return swaps heavy strategy to an options-based strategy. Under the options-based strategy, the losses on the equity increase scenarios are limited to the premium paid for the put portfolio, whereas for the total return swaps (“TRS”) there was no cap on the losses for the equity increase sensitivities.

For the equity decrease sensitivities, the DEMP hedge sensitivities provide less of a gain as equity markets fall compared to 2016. This is partly driven by the shock sensitivity methodology where implied volatility levels are unchanged under the equity down sensitivities. In reality as the equity markets fall the implied volatility would increase, which would also increase the value of the put portfolio. The estimated impact of the implied volatility impact is $10 million gain under the equity decrease 20% sensitivity. This was not an issue in 2016 sensitivities as the DEMP assets were equity TRS which do not have a volatility component.

Liquidity Risk

Liquidity risk is inherent in much of the Company’s businesses. Each asset purchased and liability sold has liquidity characteristics that are unique. Some liabilities are surrenderable while some assets, such as private placements, mortgages loans and limited partnerships have low liquidity. If the Company requires significant amounts of cash on short notice in excess of normal cash requirements, the Company may have difficulty selling these investments at attractive prices, in a timely manner or both.

Underwriting Risk

The Company’s earnings depend significantly upon the extent to which actual claims experience is consistent with the assumptions used in setting the prices for products and establishing the technical liabilities and liabilities for claims. To the extent that actual claims experience is less favorable than the underlying assumptions used in establishing such liabilities, income would be reduced. Furthermore, if these higher claims were part of a permanent trend, the Company may be required to increase liabilities, which could reduce income. In addition, certain acquisition costs related to the prior sales of policies and the purchase of policies already in force have been recorded as assets on the balance sheet and are being amortized into income over time. If the assumptions relating to the future profitability of these policies (such as future claims, investment income and expenses) are not realized, the amortization of these costs could be accelerated and may even require write offs due to unrecoverability. This could have a materially adverse effect on the Company’s business, results of operations and financial condition.

Sources of underwriting risk include policy lapses and policy claims such as mortality and expenses. In general, the Company is at risk if policy lapses increase, as sometimes the Company is unable to fully recover up front expenses in selling a product despite the presence of commission recoveries or surrender charges and fees. Within variable annuity contracts with certain guarantee benefits, the Company is at risk if policy lapses decrease, as more contracts would remain in force until guaranteed payments are made. For mortality risk, the Company sells certain types of policies that are at risk if mortality increases, such as term life insurance or guaranteed minimum death benefits, and sells certain types of policies that are at risk if mortality decreases (longevity risk) such as certain annuity products. The Company is also at risk if expenses are higher than assumed by management.

The Company monitors and manages its underwriting risk by underwriting risk type. Attribution analysis is performed on earnings and reserve movements in order to understand the source of any material variation in actual results from what was expected. The Company’s units also perform experience studies for underwriting risk assumptions, comparing the Company’s experience to industry experience as well as combining the Company’s experience and industry experience based on the depth of the history of each source to the Company’s underwriting assumptions. The Company also has the ability to reduce expense levels over time, thus mitigating unfavorable expense variation.

Sensitivity analysis of net income to various underwriting risks is shown in the table that follows. The sensitivities represent a projection of mortality rate increases or decreases for 2018. Increases in mortality rates lead to an increase in the level of benefits and claims on most business. The impact on net income of investments sales required to meet the higher cash outflow from lapses or deaths is reflected in the sensitivities.

	Estimated Approximate Effect on Net Income
Immediate Change of: (dollars in millions)	2017	2016

20% Increase in Lapse Rates	$(8.9)	$(1.4)
20% Decrease in Lapse Rates	$10.1	$1.3

10% Increase in Mortality Rates	$(18.5)	$(3.5)
10% Decrease in Mortality Rates	$17.4	$3.5

A shock in mortality rates will generally not lead to a change in the assumptions underlying the measurement of the insurance liabilities as management will recognize that the shock is temporary. Life insurers are also exposed to longevity risk.

Item 8. Financial Statements and Supplementary Data

The Financials Statements of Registrant are set forth in Part IV hereof and are incorporated herein by reference.

Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

No information is required to be disclosed under this item.

Item 9A. Controls and Procedures

Evaluation of disclosure controls and procedures

The Exchange Act Rule 13a-15(e) defines the term “disclosure controls and procedures” as the controls and other procedures of a company that are designed to ensure that information required to be disclosed by a company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within required time periods specified in the SEC’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including the Company’s principal executive and financial officers, as appropriate to allow timely decisions regarding required disclosure.

The Company’s Disclosure Committee assists with the monitoring and evaluation of the Company’s disclosure controls and procedures. The Company’s President, Chief Financial Officer and Disclosure Committee have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by this Report. Based on that evaluation, the President and Chief Financial Officer of the Company have concluded that the Company’s disclosure controls and procedures are effective.

Management’s annual report on internal control over financial reporting

The Exchange Act Rule 13a-15(f) defines the term “internal control over financial reporting” as the process of a company that is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of Financial Statements for external purposes in accordance with generally accepted accounting principles.

The Company’s management, with the participation of the President and Chief Financial Officer, is responsible for establishing and maintaining adequate internal control over financial reporting. The Company’s management, with the participation of the President and Chief Financial Officer, has conducted an evaluation of the effectiveness of the Company’s internal control over financial reporting at December 31, 2017 based on the criteria related to internal control over financial reporting described in Internal Control -

Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on that evaluation, management concluded that the Company’s internal control over financial reporting was effective at December 31, 2017.

This annual report does not include an attestation report of the Company’s registered public accounting firm regarding internal control over financial reporting because the Company is a non-accelerated filer.

Changes in internal control over financial reporting

No change in the Company’s internal control over financial reporting (as defined in Rule 15d-15(f) under the Exchange Act) occurred during the year ended December 31, 2017 that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

Item 9B. Other Information

Not Applicable.

PART III

Items 10-13. These items are omitted pursuant to General Instruction I(2)(a) of Form 10-K.

Item 14. Principal Accountant Fees and Services

Fees Paid to the Company’s Independent Auditor

The aggregate fees for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for the audit of the Company’s Financial Statements in 2017 and 2016:

	2017	2016
Audit (a)	$700,000	$700,000

Other than the audit fees reflected in the table above, the Company did not pay PwC for any other services.

(a)

Audit fees consist of fees for the annual financial statement audit (including required quarterly reviews) and other procedures required to be performed by the independent auditor to be able to form an opinion on TALIC’s Financial Statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit or quarterly review. They also include fees billed for other audit services, which are those services that only the external auditor reasonably can provide, and include statutory audits, comfort letters, services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

Audit Committee Pre-approval Policies and Procedures

The Company’s Audit Committee is responsible for, among other matters, the oversight of the external auditor. Consistent with SEC rules regarding auditor independence, the Audit Committee has adopted a policy regarding pre-approval of audit and permissible non-audit services provided by our independent auditors (the “Pre-approval Policy”).

Under the Pre-approval Policy, proposed services and related fees either:

(i)	may be pre-approved by the Audit Committee without consideration of specific case-by-case services (“general pre-approval”); or

(ii)

require the specific pre-approval of the Audit Committee (“specific pre-approval”). Appendices to the Pre-approval Policy (that are adopted each year) set out the audit, audit-related, tax, and other services that have received the general pre-approval of the Audit Committee. All other audit, audit-related, tax and other services must receive specific pre-approval from the Audit Committee.

During 2017, all services provided to the Company by PwC were pre-approved by the Audit Committee in accordance with the Pre-approval policy.

PART IV

Item 15. Exhibits and Financial Statement Schedules

(a)	Financial Statements and Exhibits

(1)	The following Financial Statements of the Registrant are filed as part of this report

a.	Report of Independent Registered Public Accounting Firm Report dated March 29, 2018 (PricewaterhouseCoopers L.L.P.)	45

b.	Balance Sheets at December 31, 2017 and 2016	46

c.	Statements of Income (Loss) for the Years Ended December 31, 2017, 2016 and 2015	48

d.	Statements of Comprehensive Income (Loss) for the Years Ended December 31, 2017, 2016 and 2015	49

e.	Statements of Stockholder’s Equity for the Years Ended December 31, 2017, 2016 and 2015	50

f.	Statements of Cash Flows for the Years Ended December 31, 2017, 2016 and 2015	51

g.	Notes to Financial Statements for the Years Ended December 31, 2017, 2016 and 2015	53

(2)	Not applicable.

(3)	The exhibits listed in the Exhibit Index are filed as part of this report.

Item 16. Form 10-K Summary

None.

MANAGEMENT REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

Management is responsible for establishing and maintaining adequate internal control over financial reporting for TALIC to provide reasonable assurance regarding the reliability of our financial reporting and the preparation of Financial Statements for external purposes in accordance with GAAP. Internal control over financial reporting includes those policies and procedures that: (1) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of our assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of Financial Statements in accordance with GAAP, and that our receipts and expenditures are being made only in accordance with authorizations of our management and directors; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on the Financial Statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Projections of any evaluation of internal control over financial reporting effectiveness to future periods are subject to risks. Over time, controls may become inadequate because of changes in conditions or deterioration in the degree of compliance with policies or procedures.

Management assessed our internal control over financial reporting at December 31, 2017, the end of our fiscal year. Management based its assessment on criteria established in Internal Control-Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission. Management’s assessment included evaluation of such elements as the design and operating effectiveness of key financial reporting controls, process documentation, accounting policies, and our overall control environment. Based on this assessment, management concluded that the Company’s internal control over financial reporting was effective as of the end of the fiscal year.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder

Transamerica Advisors Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Transamerica Advisors Life Insurance Company as of December 31, 2017 and 2016, and the related statements of income (loss), of comprehensive income (loss), of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and December 31, 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

March 29, 2018

We have served as the Company’s auditor since 2014.

FINAL

PART IV. Financial Information

Item 15. Financial Statements

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF TRANSAMERICA CORPORATION)

BALANCE SHEETS

	December 31,
(dollars in thousands, except share data)	2017	2016

ASSETS
Investments
Fixed maturity available-for-sale securities, at estimated fair value (amortized cost: 2017 - $1,418,128; 2016 - $1,383,787)	$1,548,638	$1,487,037
Equity available-for-sale securities, at estimated fair value (cost: 2017 - $25,473; 2016 - $31,264)	28,497	32,551
Limited partnerships	1,375	70,910
Mortgage loans on real estate	24,962	116,208
Policy loans	608,183	632,834
Derivative assets	8,212	16,526

Total investments	2,219,867	2,356,066

Cash and cash equivalents	270,307	267,844
Accrued investment income	33,303	34,318
Deferred policy acquisition costs	30,207	33,901
Deferred sales inducements	6,867	7,708
Value of business acquired	201,299	222,299
Goodwill	2,800	2,800
Income tax asset	-	576
Reinsurance receivables	239	166
Receivable for investments sold - net	-	997
Other assets	37,777	35,484
Recoverable of ceded GMIB embedded derivatives, at fair value	25,325	48,166
Separate Accounts assets	5,793,834	5,659,950

Total Assets	$8,621,825	$8,670,275

See Notes to Financial Statements

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF TRANSAMERICA CORPORATION)

BALANCE SHEETS - Continued

	December 31,

(dollars in thousands, except share data)	2017	2016

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholder liabilities and accruals
Policyholder account balances	$1,041,903	$1,096,695
Future policy benefits	411,654	486,826
Claims and claims settlement expenses	37,679	37,556

Total policyholder liabilities and accruals	1,491,236	1,621,077

Payables for collateral under securities loaned, reverse repurchase agreements and derivatives	248,561	245,702
Checks not yet presented for payment	6,061	4,261
Derivative liabilities	2,226	15,165
Income tax liability	1,934	-
Affiliated payables - net	6,148	5,064
Affiliated short-term note payable	10,000	-
Reinsurance payables	194	203
Payable for investments purchased - net	93	-
Other liabilities	18,097	12,461
Separate Accounts liabilities	5,793,834	5,659,950

Total Liabilities	7,578,384	7,563,883

Stockholder’s Equity
Common stock ($10 par value; authorized 1,000,000 shares;
issued and outstanding: 250,000 shares)	2,500	2,500
Additional paid-in capital	1,378,311	1,425,816
Accumulated other comprehensive income, net of taxes	80,499	55,350
Retained Earnings (Deficit)	(417,869)	(377,274)

Total Stockholder’s Equity	1,043,441	1,106,392

Total Liabilities and Stockholder’s Equity	$8,621,825	$8,670,275

See Notes to Financial Statements

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF TRANSAMERICA CORPORATION)

STATEMENTS OF INCOME (LOSS)

	For the Years Ended December 31,
(dollars in thousands)	2017	2016	2015

Revenues
Policy charge revenue	$149,994	$151,446	$166,746
Net investment income (loss)	107,527	111,149	112,184
Net realized investment gains (losses)
Other-than-temporary impairment gains (losses) on securities	-	(4,563)	(1,764)
Portion of other-than-temporary impairments previously recognized in other comprehensive income (loss)	-	(121)	(109)

Net other-than-temporary impairment losses on securities recognized in income	-	(4,684)	(1,873)
Net realized investment gains (losses), excluding other- than-temporary impairment losses on securities	8,404	5,142	3,563

Net realized investment gains (losses)	8,404	458	1,690

Net derivative gains (losses)	(49,085)	(90,238)	(37,457)

Total Revenues	216,840	172,815	243,163

Benefits and Expenses
Interest credited to policyholder liabilities	52,299	55,015	54,914
Policy benefits (net of reinsurance recoveries: 2017 - $1,667; 2016 - $3,773; 2015 - $2,321)	2,499	65,067	105,246
Amortization (accretion) of deferred policy acquisition costs	3,716	3,680	3,783
Amortization (accretion) of value of business acquired	15,919	32,482	22,364
Insurance, General and Administrative Expenses	40,618	38,103	47,916

Total Benefits and Expenses	115,051	194,347	234,223

Income (Loss) Before Taxes	101,789	(21,532)	8,940

Income Tax Expense (Benefit)	2,384	(1,005)	(4,718)

Net Income (Loss)	$99,405	$(20,527)	$13,658

See Notes to Financial Statements

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF TRANSAMERICA CORPORATION)

STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	For the Years Ended December 31,
(dollars in thousands)	2017	2016	2015

Net Income (Loss)	$99,405	$(20,527)	$13,658

Other Comprehensive Income (Loss)
Net unrealized gains (losses) on available-for-sale securities
Net unrealized holding gains (losses) arising during the period	29,511	8,993	(67,572)
Reclassification adjustment for (gains) losses included in net income (loss)	(1,440)	3	(484)

	28,071	8,996	(68,056)

Net unrealized gains (losses) on cash flow hedges
Net unrealized gains (losses) on cash flow hedges arising during the period	(806)	(6,288)	1,807
Reclassification adjustment for (gains) losses included in net income (loss)	1,100	861	99

	294	(5,427)	1,906

Net unrealized other-than-temporary impairments on securities
Change in previously recognized unrealized other-than- temporary impairments	923	(112)	(741)
Reclassification adjustment for other-than-temporary impairments included in net income (loss)	-	121	109

	923	9	(632)

Adjustments

Value of business acquired	(4,139)	(4,819)	14,131

Total other comprehensive income (loss), net of taxes	25,149	(1,241)	(52,651)

Comprehensive Income (Loss)	$124,554	$(21,768)	$(38,993)

See Notes to Financial Statements

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF TRANSAMERICA CORPORATION)

STATEMENTS OF STOCKHOLDER’S EQUITY

	For the Period Ended December 31,
(dollars in thousands)	2017	2016	2015

Common Stock	$2,500	$2,500	$2,500

Additional Paid-in Capital
Balance at beginning of period	$1,425,816	$1,514,157	$1,545,665
Capital contributions from AEGON USA, LLC	-	-	68,492
Return of capital to Transamerica Corporation /AEGON USA, LLC	(47,505)	(88,341)	(100,000)

Balance at end of period	$1,378,311	$1,425,816	$1,514,157

Accumulated Other Comprehensive Income
Balance at beginning of period	$55,350	$56,591	$109,242
Total other comprehensive income (loss), net of taxes	25,149	(1,241)	(52,651)

Balance at end of period	$80,499	$55,350	$56,591

Retained Earnings (Deficit)
Balance at beginning of period	$(377,274)	$(281,747)	$(295,405)
Net income (loss)	99,405	(20,527)	13,658
Cash dividend paid to Transamerica Corporation	(140,000)	(75,000)	-

Balance at end of period	$(417,869)	$(377,274)	$(281,747)

Total Stockholder’s Equity	$1,043,441	$1,106,392	$1,291,501

See Notes to Financial Statements

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF TRANSAMERICA CORPORATION)

STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
(dollars in thousands)	2017	2016	2015

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$99,405	$(20,527)	$13,658
Adjustments to reconcile net income (loss) to net cash and cash equivalents provided by operating activities:
Change in deferred policy acquisition costs	3,694	3,599	3,627
Change in deferred sales inducements	841	809	834
Change in value of business acquired	15,919	32,482	22,364
Change in benefit reserves, net of change in ceded reinsurance recoverable	(52,745)	(9,440)	43,176
Change in income tax accruals	2,510	(1,149)	(4,535)
Change in claims and claims settlement expenses	123	5,146	3,471
Change in other operating assets and liabilities - net	6,835	132	(2,124)
Change in checks not yet presented for payment	1,800	(5,655)	(3,658)
Amortization (accretion) of investments	(1,091)	(762)	3,046
Interest credited to policyholder liabilities	52,299	55,015	54,914
Net derivative (gains) losses	49,085	90,238	37,457
Net realized investment (gains) losses	(8,404)	(458)	(1,690)
Change in unrealized (gains) losses related to limited partnerships	(3,270)	99	-

Net cash and cash equivalents provided by/(used in) operating activities	$167,001	$149,529	$170,540

CASH FLOWS FROM INVESTING ACTIVITIES
Sales of available-for-sale securities and mortgage loans	342,876	497,472	231,374
Maturities of available-for-sale securities and mortgage loans	176,014	263,745	351,597
Purchases of available-for-sale securities and mortgage loans	(445,747)	(593,984)	(475,044)
Sales of limited partnerships	76,478	4,041	252
Purchases of limited partnerships	(3,673)	(11,562)	-
Change in affiliated short-term note receivable	-	25,000	(25,000)
Cash received in connection with derivatives	55,289	28,797	76,494
Cash paid in connection with derivatives	(123,848)	(110,962)	(135,918)
Proceeds from the maturity or prepayment of policy loans	71,242	78,018	75,402
Payments for the origination of policy loans	(46,591)	(49,386)	(55,796)
Net settlement on futures contracts	1,153	(5,989)	(3,030)
Other	-	-	778

Net cash and cash equivalents provided by/(used in) investing activities	$103,193	$125,190	$41,109

See Notes to Financial Statements

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF TRANSAMERICA CORPORATION)

STATEMENTS OF CASH FLOWS - Continued

	For the Years Ended December 31,
(dollars in thousands)	2017	2016	2015

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder deposits	$10,280	$13,362	$15,578
Policyholder withdrawals	(116,958)	(135,940)	(134,335)
Capital contributions from AUSA	-	-	68,492
Return of capital to TA Corp/AUSA	(47,505)	(88,341)	(100,000)
Change in payables for collateral under securities loaned, reverse repurchase agreements and derivatives	16,452	42,562	(59,936)
Cash dividend paid to TA Corp	(140,000)	(75,000)	-
Cash receipts from affiliated short-term note payable	48,000	-	-
Cash paid on affiliated short-term note payable	(38,000)	-	-

Net cash and cash equivalents provided by/(used in) financing activities	(267,731)	(243,357)	(210,201)

Net increase (decrease) in cash and cash equivalents (a)	2,463	31,362	1,448
Cash and cash equivalents, beginning of period	267,844	236,482	235,034

Cash and cash equivalents, end of period	$270,307	$267,844	$236,482

(a)

Included in net increase (decrease) in cash and cash equivalents is interest paid (2017 - $137; 2016 - $44; 2015 - $15), interest received (2017- $7; 2016 - $31; 2015 - $18), and income taxes paid (2017 - $108; 2016 - $0; 2015 - $0).

See Notes to Financial Statements

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF TRANSAMERICA CORPORATION)

NOTES TO FINANCIAL STATEMENTS

(dollars in thousands)

Note 1. Summary of Significant Accounting Policies

Basis of Presentation

TALIC is a wholly-owned subsidiary of TA Corp, which is an indirect wholly-owned subsidiary of Aegon N.V., a limited liability share company organized under Dutch law. Aegon N.V. and its subsidiaries and joint ventures have life insurance and pension operations in over twenty countries in Europe, the Americas, and Asia and are also active in savings and investment operations, accident and health insurance, and general insurance and have limited banking operations in a number of these countries.

The Company is a life insurance company that conducts its business primarily in the annuity markets and, to a lesser extent, in the life insurance markets of the financial services industry. The Company is domiciled in the State of Arkansas and is currently licensed to sell insurance and annuities in 49 states, the District of Columbia, the U.S. Virgin Islands and Guam.

Basis of Reporting

The accompanying Financial Statements have been prepared in conformity with United States GAAP. The Company also submits Financial Statements to insurance industry regulatory authorities, which are prepared on the basis of SAP. The significant accounting policies and related judgments underlying the accompanying Financial Statements are summarized below.

Accounting Estimates and Assumptions

The preparation of Financial Statements in conformity to GAAP requires management to make estimates and assumptions affecting the reported amounts of assets, liabilities, revenues and expenses and the disclosures of contingent assets and liabilities. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: the fair value of certain investments (including derivatives), asset valuation allowances, deferred policy acquisition costs, deferred sales inducements, the value of business acquired, goodwill, policyholder liabilities, income taxes, and the potential effects of unresolved litigation matters.

Investments

Fixed maturity and equity securities

The Company’s investments consist principally of fixed maturity and equity securities that are classified as AFS and are reported at estimated fair value. The fair values of fixed maturity and equity securities are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. If broker quotes are not available, then securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs periodic in-depth reviews of prices received from third-party pricing services. The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from third-party services and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar fixed maturities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as review of exception reports that highlight significant price changes, stale prices or un-priced securities. In addition, the Company performs back testing on a sample basis. Back testing involves selecting a sample of securities trades and comparing the prices in those transactions to prices used for financial reporting. Significant variances between the price used for financial reporting and the transaction price are investigated to explain the cause of the difference.

The Company’s portfolio of private placement securities is valued using a matrix pricing methodology. The pricing methodology is obtained from a third-party service and indicates current spreads for securities based on weighted average life, credit rating and industry sector. On a monthly basis, the Company reviews the matrix to ensure the spreads are reasonable by comparing them to observed spreads for similar securities traded in the market. In order to account for the illiquid nature of these securities, illiquidity premiums are included in the valuation and are determined based upon the pricing of recent transactions in the private placement market as well as comparing the value of the privately offered security to a similar public security. The impact of the illiquidity premium to the overall valuation is less than 2% of the fair value.

For fixed maturity securities, premiums are amortized to the earlier of the call or maturity date, discounts are accreted to the maturity date, and interest income is accrued daily. Amortization is recognized using the effective interest method. For equity securities, dividends are recognized on the ex-dividend date. Investment transactions are recorded on the trade date. Realized gains and losses on the sale or maturity of investments are determined on the basis of specific identification.

Changes in the fair value of fixed maturity and equity securities deemed AFS are reported as a component of AOCI, net of taxes on the Balance Sheets and are not reflected in the Statements of Income (Loss) until a sale transaction occurs or when credit-related declines in estimated fair value are deemed other-than-temporary.

Other-than-temporary impairments

The Company regularly reviews each investment in its fixed maturity and equity AFS securities portfolio to evaluate the necessity of recording impairment losses for OTTI declines in the fair value of investments. Management makes this determination through a series of discussions with the Company’s portfolio managers and credit analysts, and information obtained from external sources (i.e., company announcements, ratings agency announcements, or news wire services). For fixed maturity AFS securities, the Company also considers whether it is more likely than not that it will be required to sell the debt security before its anticipated recovery. The factors that may give rise to a potential OTTI include, but are not limited to, 1) certain credit-related events, such as default of principal or interest payments by the issuer, 2) bankruptcy of issuer, 3) certain security restructurings, and 4) fair market value less than cost or amortized cost for an extended period of time. In the absence of a readily ascertainable market value, the estimated fair value on these securities represents management’s best estimate and is based on comparable securities and other assumptions as appropriate. Management bases this determination on the most recent information available.

For equity securities, once management determines that a decline in the value of an AFS security is other-than-temporary, the cost basis of the equity security is reduced to its fair value, with a corresponding charge to earnings.

Objective evidence of impairment of an investment in an equity instrument classified as AFS includes information about significant changes with an adverse effect that have taken place in the technological, market, economic or legal environment in which the issuer operates and that indicates the cost of the investment in the equity instrument may not be recovered. As part of an ongoing process, the equity analysts actively monitor earnings releases, company fundamentals, new developments and industry trends for any signs of possible impairment. If an AFS equity security is impaired based upon the Company’s qualitative or quantitative impairment criteria, any further declines in the fair value at subsequent reporting dates are recognized as impairments. Therefore, at each reporting period an impairment is recognized for the difference between the fair value and the original cost basis, less any previously recognized impairments, for an equity security that is determined to be impaired based upon the Company’s impairment criteria.

For fixed maturity AFS securities, an OTTI must be recognized in earnings when an entity either a) has the intent to sell the debt security, or b) is more likely than not to be required to sell the debt security before its anticipated recovery. If the Company meets either of these criteria, the OTTI is recognized in earnings in an amount equal to the entire difference between the security’s amortized cost basis and its fair value at the balance sheet date. For fixed maturity AFS securities in unrealized loss positions that do not meet these criteria, the Company must analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows. If the net present value is less than the amortized cost of the investment, an OTTI is recorded. The OTTI is separated into two pieces: an amount representing the credit loss, where the present value of cash flows expected to be collected is less than the amortized cost basis of the security, and an amount related to all other factors (referred to as the non-credit portion). The credit loss is recognized in earnings and the non-credit loss is recognized in OCI, net of applicable taxes and the value of business acquired. Management records subsequent changes in the estimated fair value (positive and negative) of fixed maturity AFS securities for which non-credit OTTI was previously recognized in OCI in “Net unrealized other-than-temporary impairments on securities.”

Debt securities are monitored individually for impairments based on our asset specialists’ expectations of payment interruption. The probability of interruption is based on assessments of capital markets, funding needs and the liquidity profile of the issuer.

Limited partnerships

At December 31, 2017 the Company had an investment in one limited partnership, which is not publicly traded. This partnership is carried at estimated fair value. Management estimates the fair value of this partnership based on its review of the net asset value (“NAV”) statement provided to investors quarterly in arrears, plus cash activity through the end of the reporting period.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances and the allowance for credit losses. The fair value of mortgage loans on real estate is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and/or similar remaining maturities. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income along with mortgage loan fees, which are recorded as they are incurred.

Loans are considered impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated collateral value. Changing economic conditions impact the Company’s valuation of mortgage loans. Changing vacancies and rents are incorporated into the discounted cash flow analysis that the Company performs for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for losses. In addition, the Company continues to monitor the entire commercial mortgage loan portfolio to identify risk. Areas of emphasis are properties that have deteriorating credits or have experienced debt coverage reduction. Where warranted, the Company has established or increased loss reserves based upon this analysis. The Company does not accrue interest on loans ninety days past due. The Company also establishes an allowance for credit losses which is calculated by applying a percentage, based on risk rating and maturity, to the outstanding loan balance.

The change in the valuation allowance and the allowance for credit losses is reflected in net realized investment gains (losses), excluding OTTI on securities in the Statements of Income (Loss).

Policy loans

Policy loans on insurance contracts are stated at unpaid principal balances. Due to the collateralized nature of policy loans, the Company believes that the fair value of policy loans approximates book value. Policy loans are funds provided to policy holders in return for a claim on the policy. The funds provided are limited to the cash surrender value of the underlying policy. Policy loans have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy.

Derivatives and Hedge Accounting

The Company uses several types of derivatives to manage the capital market risk associated with the GMWB. Derivatives are primarily used by the Company to manage risk associated with interest rate or equity market risk or volatility. Freestanding derivatives are carried on the Balance Sheets at fair value. If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the fair value of the derivatives are reported in net derivative gains (losses) in the Statements of Income (Loss).

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception, detailing the particular risk management objective and strategy for the hedge (which includes the item and risk that is being hedged), the derivative that is being used and how hedge effectiveness is being assessed. For hedge accounting purposes, a distinction is made between fair value hedges, cash flow hedges and hedges of a net investment in a foreign operation. Currently and during the periods covered by the accompanying Financial Statements, the Company has only had cash flow hedges.

A cash flow hedge is the hedge of the exposure to variability of cash flows to be received or paid related to a recognized asset or liability. For derivatives that are designated and qualify as cash flow hedges, the effective portion of the gain or loss on the derivative is reported as a component of OCI and reclassified into the Statements of Income (Loss) when the Company’s earnings are affected by the variability of the hedged item. Any hedge ineffectiveness is recognized as a component of net derivative gains (losses) in the Statements of Income (Loss).

The Company has entered into cash flow hedging transactions on TIPS utilizing interest rate swaps to lengthen portfolio duration and to hedge the variability of cash flows due to changes in inflation. The Company recognizes hedge ineffectiveness gains (losses) from the difference of the change in fair value of the swap and the change in fair value of the underlying Treasury in net derivative gains (losses) in the Statements of Income (Loss).

Equity futures contracts and interest rate futures contracts are used to hedge the equity risk and interest rate risk, respectively, associated with these types of variable guaranteed products, in particular the claim and/or revenue risks of the liability portfolio. Net settlements on the futures occur daily. The realized gains (losses) on settlement of these futures are recorded in net derivative gains (losses) in the Statements of Income (Loss).

The Company uses variance swaps to hedge equity risk. The Company also enters into total return swaps that are based on various global market indices. The Company recognizes gains (losses) from the change in fair value of the variance swaps and total return swaps in net derivative gains (losses) in the Statements of Income (Loss).

The Company also writes credit default swaps enabling the Company to change the risk profile of the assets in the portfolio by enhancing the overall yield. As a writer of credit default swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit default swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap, and recognized in net derivative gains (losses) in the Statements of Income (Loss).

The Company enters into fixed-to-float and float-to-fixed interest rate swaps in order to hedge the interest rate risk on the underlying liability. The Company holds these contracts at fair value, and recognizes gains (losses) related to changes in fair value in net derivative gains (losses) in the Statements of Income (Loss).

The Company also utilizes put and call options which serve to hedge the risk of equity market declines. The Company recognizes gains (losses) from the change in fair value of the options in net derivative gains (losses) in the Statements of Income (Loss).

The Company’s GMWB dynamic program currently targets the following market sensitivities: first and second order equity exposure (Delta and Gamma); and first order interest rate exposure (Rho).

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand and on deposit and short-term investments with original maturities of three months or less. Cash and cash equivalents are primarily valued at amortized cost, which approximates fair value.

Checks Not Yet Presented for Payment

The Company’s checks not yet presented for payment consists of checks written that have not yet cleared the Company’s bank accounts. The majority of the Company’s bank accounts are zero balance accounts that are funded at the time items clear against the account; therefore, the outstanding checks represent immediately payable liabilities. Because the recipients of these checks have generally not yet received payment, the Company classifies the outstanding checks as a liability in the Company’s Balance Sheets. Checks not yet presented for payment are classified in the cash flows from operating activities section of the Company’s Statements of Cash Flows.

Securities Lending

Financial assets that are lent to a third party or that are transferred subject to a repurchase agreement at a fixed price are not derecognized as the Company retains substantially all of the risks and rewards of asset ownership. The loaned securities are included in fixed maturity AFS securities on the Balance Sheets. A liability is recognized for cash collateral received, required initially at 102%, on which interest is accrued. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is required to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned securities.

Reverse Repurchase Agreements

The Company enters into dollar roll repurchase agreement transactions whereby the Company takes delivery of mortgage-backed securities (“MBS”) pools and sells them to a counterparty along with an agreement to repurchase substantially the same pools at some point in the future, typically one month forward. Dollar roll repurchase agreements are the only type of reverse repurchase agreement the Company enterers into at this time. These transactions are accounted for as collateralized borrowings, and the repurchase agreement liability is included on the Balance Sheets in payables for collateral under securities loaned, reverse repurchase agreements and derivatives. There is a risk that the MBS pools will not be delivered by the counterparty upon the maturity of the repurchase agreement. However, this risk is considered to be very low as the U.S. MBS market is well-established, deep, and liquid for securities that the counterparty can utilize to source pools required to satisfy its obligation. Counterparties for MBS pools must pass internal credit underwriting standards prior to initiating repurchase agreement transactions. In addition, each month the value of the cash collateral is reset based on the change in the fair value of the MBS, thereby minimizing the amount of counterparty exposure.

Value of Business Acquired

VOBA reflects the estimated fair value of in force contracts acquired and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the insurance and annuity contracts in force at the acquisition date. VOBA is based on actuarially determined projections, for each block of business, of future policy and contract charges, premiums, mortality, policyholder behavior, Separate Account performance, operating expenses, investment returns, and other factors. Actual experience on the purchased business may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA is adjusted to reflect actual experience.

For acquired annuity and variable life insurance contracts, VOBA is amortized in proportion to estimated gross profits arising principally from investment margins, mortality and expense margins, rider margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. Revisions in estimates result in changes to the amounts amortized in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than the unamortized balance.

Deferred Policy Acquisition Costs

The costs of acquiring business, principally commissions, certain expenses related to policy issuance, and certain variable sales expenses that relate to and vary with the production of new and renewal business are deferred and amortized based on the estimated future gross profits for the group of acquired contracts. DAC are subject to recoverability testing at the time of the policy issuance and loss recognition testing at the end of each reporting period.

DAC for variable annuities are amortized with interest over the anticipated lives of the insurance contracts in relation to the present values of estimated future gross profits from asset-based fees, guaranteed benefit rider fees, contract fees, and surrender charges, less a provision for guaranteed death and living benefit expenses, policy maintenance expenses, and non-capitalized commissions. Future gross profit estimates are subject to periodic evaluation with necessary revisions applied against amortization to date. Changes in assumptions can have a significant impact on the amount of DAC reported and the related amortization patterns. In general, increases in the estimated Separate Accounts return and decreases in surrender or mortality assumptions increase the expected future profitability of the underlying business and may lower the rate of DAC amortization. Conversely, decreases in the estimated Separate Accounts returns and increases in surrender or mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization.

Deferred Sales Inducements

The Company offered a sales inducement whereby the contract owner received a bonus that increases the initial account balance by an amount equal to a specified percentage of the contract owner’s additional deposit. This amount may be subject to recapture under certain circumstances. Consistent with DAC, sales inducements for variable annuity contracts are deferred and amortized based on the estimated future gross profits for each group of contracts. These future gross profit estimates are subject to periodic evaluation by the Company, with necessary revisions applied against amortization to date. It is reasonably possible that estimates of future gross profits could be reduced in the future, resulting in a material reduction in the carrying amount of the DSI asset.

The expense and the subsequent capitalization and amortization (accretion) are recorded as a component of policy benefits in the Statements of Income (Loss).

For VOBA, DAC and DSI, the impact of revisions and assumptions to estimates on cumulative amortization is recorded as a charge or credit to current operations, commonly referred to as “unlocking.”

Annually, the Company performs a comprehensive review of actuarial assumptions utilized in measuring insurance liabilities and expected gross profits used in amortizing VOBA, DAC and DSI. The assumptions include, but are not necessarily limited to, inputs such as mortality, policyholder behavior and expected future rates of returns on investments. As part of this review, the Company considers emerging experience, future expectations and other data, including any observable market data. These assumptions are updated and implemented in the third quarter of each year, unless a material change in experience, indicative of a long term trend, is observed during an interim period.

Goodwill

Goodwill is the excess of the purchase price over the estimated fair value of net assets acquired. Goodwill and intangible assets with indefinite lives are not amortized, but are subject to impairment tests conducted annually, or more frequently when there is an impairment indicator. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the Annuity reporting unit level. A reporting unit represents the operating segment which is the level at which the financial information is prepared and regularly reviewed by management. Goodwill is reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review the carrying amounts of goodwill for impairment. When considered impaired, the carrying amounts are written down to fair value based primarily on discounted cash flows. The Company performed annual tests of intangible assets at December 31, 2017, 2016, and 2015 and determined there was no impairment required.

Separate Accounts

The Company’s Separate Accounts that support its variable annuities and variable life insurance contracts have, assets and liabilities that are legally segregated and reported as separate captions on the Balance Sheets. Separate Accounts are established in conformity with Arkansas State Insurance Law and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Accounts assets may be subject to claims of the Company only to the extent the value of such assets exceeds Separate Accounts liabilities. The assets of the Separate Accounts are carried at the daily NAV of the mutual funds in which they invest.

Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death or annuitization, the net investment income and net realized and unrealized gains and losses attributable to Separate Accounts assets supporting variable annuities and variable life insurance contracts accrue directly to the contract owner and are not reported as revenue in the Statements of Income (Loss). Mortality charges, guaranteed benefit fees, policy administration, maintenance and withdrawal charges associated with Separate Accounts products are included in policy charge revenue in the Statements of Income (Loss).

Policyholder Account Balances

The Company’s liability for policyholder account balances represents the contract value that has accrued to the benefit of policyholders as of the Balance Sheet date. The liability is generally equal to the accumulated account deposits plus interest credited less policyholders’ withdrawals and other charges assessed against the account balance.

Future Policy Benefits

Future policy benefits are actuarially determined liabilities, which are calculated to meet future obligations and are generally payable over an extended period of time. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, surrender rates, policy expenses, equity returns, interest rates, long-term volatility, own credit risk, utilization, and inflation. These estimates and assumptions are influenced by historical experience, current developments and anticipated market trends. Included within future policy benefits are liabilities for GMDB and GMIB provisions contained in the variable products that the Company has issued.

The GMDB and GMIB liabilities are determined by projecting future expected guaranteed benefits under multiple scenarios for returns on Separate Accounts assets. The Company uses estimates for mortality and policyholder behavior assumptions based on actual and projected experience for each contract type. These estimates are consistent with the estimates used in the calculation of DAC. The Company regularly evaluates the assumptions used to establish these liabilities, as well as actual experience, and adjusts GMDB and GMIB liabilities with a related charge or credit to earnings (unlocking) if actual experience or evidence suggests that the assumptions should be revised.

Future policy benefits also include liabilities, which can be either positive or negative, for contracts containing GMWB and SALB provisions based on the fair value of the underlying benefit. GMWB and GMIB reinsurance are treated as embedded derivatives and are required to be reported separately from the host contract. The fair values of these guarantees are calculated as the present value of future expected payments to policyholders less the present value of assessed fees attributable to the guarantees. Given the complexity and long-term nature of these guarantees, which are unlike instruments available in financial markets, their fair values are determined using stochastic techniques under a variety of market return scenarios. A variety of factors are considered, including expected market rates of return, equity and interest rate volatility, credit spread, correlations of market returns, discount rates and actuarial assumptions. Currently, the Company does not hedge the risks associated with the SALB.

The Company’s liability for future policy benefits consists of liabilities for immediate annuities and liabilities for certain guaranteed benefits contained in the variable insurance products the Company has issued. Liabilities for immediate annuities are equal to the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment generally depends on policyholder mortality. Interest rates used in establishing these liabilities were in the range of 0.01% to 8.8% during both 2017 and 2016.

See Notes to Financial Statements, Note 5 Variable Contracts Containing Guaranteed Benefits, for further discussion.

Revenue Recognition

Revenues for variable annuity contracts consist of policy charges for i) mortality and expense risks, ii) certain guaranteed benefits selected by the contract owner, iii) administration fees, iv) annual contract maintenance charges, and v) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for variable annuity contracts are recognized when policy charges are assessed or earned.

Revenues for variable life insurance contracts consist of policy charges for i) mortality and expense risks, ii) cost of insurance fees, iii) amortization of front-end and deferred sales charges, and iv) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for variable life insurance contracts are recognized when policy charges are assessed or earned.

Revenues for interest-sensitive annuity contracts (market value adjusted annuities, immediate annuities, and single premium deferred annuities) and interest-sensitive life insurance contracts (single premium whole life insurance) consist of i) investment income, ii) gains (losses) on the sale of invested assets, and iii) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for interest-sensitive annuity and life insurance contracts are recognized when investment income and investment sales are earned while revenues for contract charges are recognized when assessed or earned.

Revenues for CDAs consist of fees assessed based on a percentage of the participants covered asset pool, which are assets that are not internally managed by the Company. Fees on CDAs are recognized as they are assessed or earned.

Claims and Claims Settlement Expenses

Liabilities for claims and claims settlement expenses equal the death benefit (plus accrued interest) for claims that have been reported to the Company but have not settled and an estimate, based upon prior experience, for unreported claims.

Interest Credited to Policyholder Liabilities

Interest credited to policyholder liabilities in the Statements of Income (Loss) represents amounts paid on policyholder account values associated with fixed life insurance and annuity contracts. Minimum levels of interest crediting and allowable adjustment to those interest crediting rates are contractually defined. The Company adjusts rates to reflect current market conditions as necessary. This amount also includes any interest paid on pending claims.

The interest crediting rates for the Company’s fixed rate products are as follows:

	2017	2016
Interest-sensitive life products	4.00%	4.00%
Interest-sensitive deferred annuities	0.25% - 4.42%	0.25% - 4.90%

These rates may be changed at the option of the Company after initial guaranteed rates expire, unless contracts are subject to minimum interest rate guarantees.

Insurance, General and Administrative Expenses

Insurance, general and administrative expenses consist primarily of commissions resulting from the sale of the Company’s products. Also included are premium taxes and administrative expenses incurred as a result of the issue and maintenance of these products.

Income Taxes

The Company uses the asset and liability method in providing income taxes on all transactions that have been recognized in the Financial Statements. The asset and liability method requires that deferred taxes be adjusted to reflect the tax rates at which future taxable amounts will be settled or realized. The Company provides for income taxes based on amounts that it believes it will ultimately owe. Inherent in the provision for income taxes are estimates regarding the realization of certain tax deductions and credits.

Specific estimates include the realization of DRD and FTC. A portion of the Company’s investment income related to the Separate Accounts business qualifies for the DRD and FTC. Information necessary to calculate these tax adjustments is typically not available until the following year. However, within the current year’s provision, management makes estimates regarding the future tax deductibility of these items. These estimates are primarily based on recent historic experience.

The valuation allowance is related to the loss carry forwards, tax credits, and other deferred tax assets that, in the current judgment of management, are not more likely than not to be realized. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that all or some of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets depends on future generation of future taxable income during the periods in which those temporary differences are deductible. Management considers the scheduled reversal of deferred tax liabilities, projected taxable income, and tax-planning strategies in making the assessment. The amount of the deferred tax asset considered realizable, however, could be increased in the near term if estimates of future taxable income during the carry forward period are increased.

The Company provides for income taxes on all transactions that have been recognized in the Financial Statements in accordance with GAAP guidance. Accordingly, deferred taxes are adjusted to reflect the tax rates at which future taxable amounts will likely be settled or realized. The effects of tax rate changes on future deferred tax liabilities and deferred tax assets, as well as other changes in income tax laws, are recognized in net income (loss) in the year during which such changes are enacted. As a result of the TCJA, the Company reduced its net deferred tax asset balance by $41,028 (before valuation allowance consideration). This was recognized in the Statements of Income (Loss).

Changes in tax rates and tax law are accounted for in the period of enactment. Deferred tax assets and liabilities are adjusted for the effect of a change in tax laws or rates and the effect is included in income from continuing operations.

The Company is subject to taxes on premiums and is exempt from state income taxes in most states. See Notes to Financial Statements, Note 6 Income Taxes, for further discussion on the enactment of the legislation commonly referred to as the TCJA and the impact to the Company’s provision for income taxes for the year ended December 31, 2017.

Subsequent Events

The Financial Statements are adjusted to reflect events that occurred between the balance sheet date and the date when the Financial Statements are issued, provided they give evidence of conditions that existed at the balance sheet date. Events that are indicative of conditions that arose after the balance sheet are disclosed, but do not result in an adjustment of the Financial Statements themselves. No subsequent events have been identified that require adjustments to the Financial Statements. On March 1, 2018, the Company declared a $200,000 cash dividend payable to its Parent on or before May 31, 2018, pending regulatory approval.

Current Accounting Guidance

Accounting Standards Update (“ASU”) 2016-06, Derivatives and Hedging (Topic 815): Contingent Put and Call Options in Debt Instrument

In March 2016, the FASB issued ASU 2016-06, Derivatives and Hedging (Topic 815); Contingent Put and Call Options in Debt Instruments. The amendments in this Update clarify the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts. That is, when a call (put) option is contingently exercisable, an entity does not have to assess whether the event that triggers the ability to exercise a call (put) option is related to interest rates or credit risks. An entity is required to assess the embedded call (put) options solely in accordance with the existing four-step decision sequence, which are whether (1) the payoff is adjusted based on changes in an index, (2) the payoff is indexed to an underlying other than interest rates or credit risk, (3) the debt involves a substantial premium or discount, and (4) the call (put) option is contingently exercisable. The amendments in this Update are effective for Financial Statements issued for fiscal years beginning after December 15, 2016, and interim periods within those fiscal years. The Company adopted this standard on January 1, 2017. Adoption of this ASU did not impact its Financial Statements.

ASU 2016-05, Derivatives and Hedging (Topic 815): Effect of Derivative Contract Novations

In March 2016, the FASB issued ASU 2016-05, Derivatives and Hedging (Topic 815): Effect of Derivative Contract Novations on Existing Hedge Accounting Relationships. The amendments in this Update clarify that a change in the counterparty to a derivative instrument that has been designated as the hedging instrument under Topic 815 does not, in and of itself, require de-designation of that hedging relationship provided that all other hedge accounting criteria continue to be met. That is, the reporting entity must still consider whether there is a change in the counterparty’s creditworthiness in determining whether the hedging relationship continues to qualify for hedge accounting. The amendments in this Update are effective for Financial Statements issued for fiscal years beginning after December 15, 2016, and interim periods within those fiscal years. The Company adopted this standard on January 1, 2017. Adoption of this ASU did not impact its Financial Statements.

Future Accounting Guidance

ASU 2018-02, Income Statement – Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income

In February 2018, the FASB issued ASU 2018-02, Income Statement – Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income. The Update allows a reclassification from AOCI to retained earnings for tax effects stranded in AOCI resulting from the TCJA. The Update is effective for all entities for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Early adoption is permitted in any period. The amendments in this Update should be applied either in the period of adoption or retrospectively to each period (or periods) in which the effect of the change in the U.S. federal corporate income tax rate in the Tax Cuts and Jobs Act is recognized. The Company is evaluating the impact that adoption of the Update will have on its Financial Statements.

ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities

In August 2017, the FASB issued new guidance on derivatives and hedging ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities. The amendments in this new guidance are effective for annual periods beginning after December 15, 2018, and interim periods within those fiscal years. The objectives of the new guidance are to improve transparency and understandability of information conveyed to financial statement users about an entity’s risk management activities by better aligning the entity’s financial reporting for hedging relationships with those risk management activities and to reduce the complexity of and simplify the application of hedge accounting by preparers. The Company is evaluating the impact that adoption of this Update will have on its Financial Statements.

ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20) Premium Amortization on Purchased Callable Debt Securities

In March 2017, the FASB issued ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20). Under current GAAP, premiums and discounts on callable debt securities generally are amortized to the maturity date. The amendments in this Update shorten the amortization period for certain callable debt securities held at a premium. Specifically, the amendments require the premium to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments in this Update are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted. An entity applies the amendments in this Update on a modified retrospective basis through a cumulative-effect adjustment directly to retained earnings as of the beginning of the period of adoption. The Company is evaluating the impact that adoption of this Update will have on its Financial Statements.

ASU 2017-04, Intangibles—Goodwill and Other (Topic 350) Simplifying the Test for Goodwill Impairment

In January 2017, the FASB issued ASU 2017-04, Intangibles-Goodwill and Other (Topic 350). The ASU simplifies how an entity is required to test goodwill for impairment by eliminating Step 2 from the goodwill impairment test. Current GAAP requires that, in computing the implied fair value of goodwill under Step 2, an entity perform procedures to determine the fair value at the impairment testing date of its assets and liabilities following the procedure that would be required in determining the fair value of assets acquired and liabilities assumed in a business combination. This ASU requires that an entity perform its annual, or interim, goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount. An entity should recognize an impairment charge for the amount by which the carrying amount exceeds the reporting unit’s fair value; however, the loss recognized should not exceed the total amount of goodwill allocated to that reporting unit. This ASU is to be applied on a prospective basis and is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods, with early adoption permitted. The Company is evaluating the impact that adoption of this Update will have on its Financial Statements.

ASU 2016-15, Statement of Cash Flow (Topic 230): Classification of Certain Cash Receipts and Cash Payments

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flow (Topic 230): Classification of Certain Cash Receipts and Cash Payments, to reduce diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The amendments in this Update provide guidance on the following eight specific cash flow issues: debt prepayment or debt extinguishment costs; settlement of zero-coupon debt instruments or other debt instruments with coupon interest rates that are insignificant in relation to the effective interest rate of the borrowing; contingent consideration payments made after a business combination; proceeds from the settlement of insurance claims; proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies; distributions received from equity method investees; beneficial interests in securitization transactions; and separately identifiable cash flows and application of the predominance principle. The amendments in this Update are effective for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years, and they should be applied using a retrospective transition method to each period presented unless impracticable. The Company does not expect the adoption of this Update to have a material impact on its Financial Statements.

ASU 2016-13, Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments

In June 2016, the FASB issued ASU 2016-13, Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. The amendments in this Update replace the incurred loss impairment methodology in current GAAP with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. The amendments affect loans, debt securities, trade receivables, net investments in leases, off-balance-sheet credit exposures, reinsurance receivables, and any other financial assets not excluded from the scope that have the contractual right to receive cash. The amendments in this Update require a financial asset (or a group of financial assets) measured at amortized cost basis to be presented at the net amount expected to be collected. The amendments in this Update are effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. An entity will apply the amendments in this Update through a cumulative-effect adjustment to retained earnings as of the beginning of the first reporting period in which the guidance is effective (that is, a modified-retrospective approach). The Company is currently evaluating the impact that adoption of this Update will have on its Financial Statements. In January 2017, the FASB issued ASU 2017-03, Accounting Changes and Error Corrections (Topic 250) and Investments-Equity Method and Joint Ventures (Topic 323) which requires the Company to determine the appropriate financial statement disclosures about the potential material effects of ASU 2016-13 when adopted. Currently, the Company cannot reasonably estimate the impact of adopting this standard. The Company is in the process of establishing accounting policies in compliance with this ASU; and its current accounting policies are described in Note 1, Summary of Significant Accounting Policies.

ASU 2016-01, Financial Instruments - Overall

In January 2016, FASB issued ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities, which addresses certain aspects of recognition, measurement, presentation, and disclosure of financial instruments. For the Company, the amendments in this guidance are effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. With certain exceptions, early adoption is not permitted. The amendments in this guidance are to be applied by means of a cumulative-effect adjustment to the balance sheet as of the beginning of the fiscal year of adoption, except for those related to equity securities without readily determinable fair values (including disclosure requirements) which are to be applied prospectively to equity investments that exist as of the date of adoption of the Update. The Company does not expect the adoption of this Update to have a material impact on its Financial Statements.

ASU 2014-09, Revenue from Contracts with Customers (Topic 606)

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). The guidance in this update supersedes the revenue recognition requirements in Topic 605, Revenue Recognition, and most industry-specific guidance unless the contracts are within the scope of other standards (for example, financial instruments, insurance contracts or lease contracts). The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The guidance establishes a five-step process to achieve this core principle. An entity may use either of two transition methods: retrospective to each prior reporting period presented with certain practical expedients, or retrospective with the cumulative effect of initial application recognized at the date of initial application subject to certain additional disclosures. In March 2016, the FASB issued ASU 2016-08, Revenue from Contracts with Customers: Principal versus Agent Considerations (Reporting Revenue Gross versus Net), which clarifies the implementation guidance on principal versus agent considerations of Topic 606. In April 2016, the FASB issued ASU 2016-10, Revenue from Contracts with Customers: Identifying Performance Obligations and Licensing, which clarifies the following two aspects of Topic 606: identifying performance obligations and the licensing implementation guidance. In May 2016, the FASB issued ASU 2016-12, Revenue from Contracts with Customers: Narrow-Scope Improvements and Practical Expedients, which provides clarifying guidance in a few narrow areas and adds some practical expedients to the guidance. In December 2016, the FASB issued ASU 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers, which affects narrow aspects of the guidance issued in Update 2014-09. In January 2017, the FASB issued ASU 2017-03, Accounting Changes and Error Corrections (Topic 250) and Investments-Equity Method and Joint Ventures (Topic 323) which requires the Company to determine the appropriate financial statement disclosures about the potential material effects of ASU 2014-09 when adopted. In November 2017, the FASB issued ASU 2017-14, Income Statement—Reporting Comprehensive Income (Topic 220), Revenue Recognition (Topic 605), and Revenue from Contracts with Customers (Topic 606) (SEC Update). In August 2015, the FASB issued ASU 2015-14, Deferral of the Effective Date, which defers the effective date by one year. As a result, these updates will be effective for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period. Early application of these Updates is permitted only as of fiscal years beginning after December 15, 2016. The Company has performed its evaluation and determined that while the majority of the Company’s revenue streams are considered to be out-of-scope (ASC 944), adoption of this Update for the remaining in-scope revenue streams will not have a material impact on its Financial Statements.

Note 2. Fair Value of Financial Instruments

Fair Value Measurements

ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a three-level fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

Fair Value Hierarchy

The Company has categorized its financial instruments into the three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Assets and liabilities recorded at fair value on the Balance Sheets are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Both observable and unobservable inputs may be used to determine the fair value of positions classified in Level 3. The circumstances for using unobservable measurement include, those in which there is little, if any, market activity for the assets or liabilities. Therefore, the Company must make assumptions about inputs that a hypothetical market participant would use to value the assets and liabilities.

The Company recognizes transfers between levels at the beginning of the quarter.

The following tables present the Company’s hierarchy for its assets and liabilities measured at fair value on a recurring basis at December 31, 2017 and 2016:

	December 31, 2017
	Level 1	Level 2	Level 3	Total
Assets
Fixed maturity AFS securities (a)
Corporate securities	$-	$942,024	$-	$942,024
Asset-backed securities	-	52,642	4,264	56,906
Commercial mortgage-backed securities	-	73,321	-	73,321
Residential mortgage-backed securities	-	81,417	-	81,417
Municipals	-	881	-	881
Government and government agencies
United States	362,119	-	-	362,119
Foreign	1,444	24,836	-	26,280
Redeemable preferred stock	-	5,690	-	5,690

Total fixed maturity AFS securities	$363,563	$1,180,811	$4,264	$1,548,638
Equity AFS securities (a)
Banking securities	$-	$28,497	$-	$28,497

Total equity AFS securities	$-	$28,497	$-	$28,497
Cash equivalents (b)	$20,812	$247,941	$-	$268,753
Derivative assets (c)	-	8,212	-	8,212
Fair value recoverable of ceded GMIB embedded derivatives (d)	-	-	25,325	25,325
Investments measured at NAV (e)	-	-	-	5,795,209

Total assets	$384,375	$1,465,461	$29,589	$7,674,634

Liabilities
Future policy benefits (embedded derivatives only) (f)	$-	$-	$38,471	$38,471
Derivative liabilities (c)	-	2,226	-	2,226

Total liabilities	$-	$2,226	$38,471	$40,697

	December 31, 2016
	Level 1	Level 2	Level 3	Total
Assets
Fixed maturity AFS securities (a)
Corporate securities	$-	$911,851	$-	$911,851
Asset-backed securities	-	43,372	9,215	52,587
Commercial mortgage-backed securities	-	76,513	-	76,513
Residential mortgage-backed securities	-	96,177	-	96,177
Municipals	-	856	-	856
Government and government agencies
United States	341,379	-	-	341,379
Foreign	1,480	6,194	-	7,674

Total fixed maturity AFS securities	$342,859	$1,134,963	$9,215	$1,487,037
Equity AFS securities (a)
Banking securities	$-	$26,726	$-	$26,726
Industrial securities	-	5,825	-	5,825

Total equity AFS securities	$-	$32,551	$-	$32,551
Cash equivalents (b)	$-	$265,538	$-	$265,538
Derivative assets (c)	-	16,526	-	16,526
Fair value recoverable of ceded GMIB embedded derivatives (d)	-	-	48,166	48,166
Investments measured at NAV (e)	-	-	-	5,730,860

Total assets	$342,859	$1,449,578	$57,381	$7,580,678

Liabilities
Future policy benefits (embedded derivatives only) (f)	$-	$-	$55,143	$55,143
Derivative liabilities (c)	-	15,165	-	15,165

Total liabilities	$-	$15,165	$55,143	$70,308

(a)

The fair values of debt securities are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its debt securities. The Company’s valuation policy utilizes a pricing hierarchy that dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. The majority of brokers’ quotes are non-binding. As part of the pricing process, the Company assesses the appropriateness of each quote (i.e., whether the quote is based on observable market transactions) to determine the most appropriate estimate of fair value. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use the following inputs: reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

Third-party pricing services and brokers will often determine prices using recently reported trades for identical or similar securities. The third-party pricing services and brokers make adjustments for the elapsed time from the trade date to the balance sheet date to take into account available market information. Lacking recently reported trades, third-party pricing services and brokers will use modeling techniques to determine a security price where expected future cash flows are developed based on the performance of the underlying collateral and discounted using an estimated market rate.

Periodically, the Company performs an analysis of the inputs obtained from third-party pricing services and brokers to ensure that the inputs are reasonable and produce a reasonable estimate of fair value. The Company’s asset specialists and investment valuation specialists consider both qualitative and quantitative factors as part of this analysis. Several examples of analytical procedures performed include, but are not limited to, recent transactional activity for similar debt securities, review of pricing statistics and trends and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks, such as exception reports that highlight significant price changes, stale prices or un-priced securities.

Following is additional discussion of the valuation methodologies for certain types of debt and equity securities:

Corporate debt securities - Valuations of corporate debt securities are monitored and reviewed on a monthly basis. The pricing hierarchy is dependent on the possibility of corroboration of market prices when available. If no market prices are available, valuations are determined by a discounted cash flow methodology using an internally calculated yield. The yield is comprised of a credit spread over a given benchmark, taking into account liquidity risk for thinly traded securities.

RMBS, CMBS and ABS - Valuations of RMBS, CMBS and ABS are monitored and reviewed on a monthly basis. Valuations are based on a pricing hierarchy and, depending on the asset type, the pricing hierarchy consists of a waterfall that starts with making use of market prices from indices and follows with making use of third-party pricing services or brokers. The pricing hierarchy is dependent on the possibility of corroborating the market prices. If no market prices are available, the Company uses either internal models or another available pricing source to determine fair value. Significant inputs included in the internal models are generally determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles. Market standard models may be used to model the specific collateral composition and cash flow structure of each transaction. The most significant unobservable input is the illiquidity premium, which is embedded in the discount rate.

Government and government agencies - When available, the Company uses quoted market prices in active markets to determine the fair value of its government and government agencies’ investments. When the Company cannot make use of quoted market prices, market prices from indices or quotes from third-party pricing services or brokers are used.

Equity securities – Valuations of equity securities are monitored and reviewed on a monthly basis. When available, the Company uses quoted market prices in active markets to determine the fair value of its equity investments. When the Company cannot make use of quoted market prices, quotes from a third-party vendor, broker, or custodian are used.

(b)

Cash equivalents are primarily valued at amortized cost, which approximates fair value. Cash equivalents that receive a vendor price are classified as fair value Level 1. Operating cash is not included in the above table.

(c)

Level 2 derivatives include interest rate swaps, inflation swaps, variance swaps, total return swaps, credit default swaps, and options for which the Company utilized readily accessible quoted index levels and broker quotes. The fair value of exchange traded interest rate swaps is calculated based on the change in the underlying floating rate curve measured using the Overnight Index Swap at the reporting date, as compared to the fixed leg of the swap. The fair value of over-the-counter traded interest rate swaps is calculated based on the change in the underlying floating rate curve measured using the LIBOR at the reporting date, as compared to the fixed leg of the swap. The fair value of inflation swaps is calculated as the difference between the consumer price index (or related readily accessible quoted inflation index level) at the reporting date and the last reset date, multiplied by the notional value of the swap. The fair value of variance swaps is calculated as the difference between the estimated volatility of the underlying S&P at maturity and the actual volatility of the underlying S&P at initiation (i.e., strike) multiplied by the notional value of the swap. Total return swaps are valued based on the change in the underlying equity index as of the last reset date. The fair value of equity options is calculated using the Black-Scholes model and market observable inputs for the underlying market price and volatility surface. Credit default swaps are valued using a discounted cash flow model where future premium payments and protection payments are corrected for the probability of default, which is modeled using an arbitrage free credit spread model.

(d)

The Company reinsures a portion of its variable annuity business that offers GMIB reinsurance. GMIB reinsurance contracts are treated as embedded derivatives since they contain payment provisions for net settlement and, therefore, are reported separately from the host contract.

(e)

Amounts are comprised of certain investments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy in accordance with Subtopic 820-10. These investments do not have lockup periods.

	December 31, 2017				December 31, 2016
Investment: Limited Partnerships	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period	Fair Value	Unfunded Commitments
Limited Partnership - Private Equity	$1,375	$-	None	None	$1,759	$-
Limited Partnership - Hedge Funds	-	-	N/A	N/A	69,151	-

	$1,375	$-			$70,910	$-
Separate Accounts	5,793,834	-	None	None	5,659,950	-

Investments measured at NAV	$5,795,209	$-			$5,730,860	$-

(f)

The Company recognizes liabilities for contracts containing GMWB and SALB, which are reported at fair value. The liabilities for the contracts containing GMWB are treated as embedded derivatives, which are required to be reported separately from the host contract. The fair value of these guarantees is calculated as the present value of future expected payments to policyholders less the present value of assessed fees attributable to the guarantees. Given the complexity and long-term nature of the guarantees, their fair values are determined using stochastic techniques under a variety of market return, discount rate and actuarial assumptions. Since two of the assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 of the fair value hierarchy.

During 2017 and 2016, there were no transfers between Level 1 and 2.

The following table provides a summary of the change in the fair value of the Company’s Level 3 fixed maturity AFS securities at December 31, 2017 and 2016:

	Twelve Months Ended	Twelve Months Ended
	December 31, 2017	December 31, 2016
Balance at beginning of period (a)	$9,215	$6,666
Change in unrealized gains (losses) (b)	254	(243)
Purchases	4,000	2,792
Sales	(5,242)	(326)
Transfers into Level 3	3,000	2,113
Transfers out of Level 3	(6,965)	(1,954)
Changes in valuation (c)	1	-
Net realized investment gains (c)	1	167

Balance at end of period (a)	$4,264	$9,215

(a)	Recorded as a component of fixed maturity AFS securities on the Balance Sheets.
(b)	Recorded as a component of other comprehensive income (loss) in net unrealized holding gains (losses) on AFS securities arising during the period.
(c)	Recorded as a component of net realized investment gains (losses) on securities in the Statements of Income (Loss).

In certain circumstances, the Company will obtain non-binding broker quotes from brokers to assist in the determination of fair value. If those quotes can be corroborated by other market-observable data, the investments will be classified as Level 2 investments. If not, the investments are classified as Level 3 due to the unobservable nature of the brokers’ valuation processes. The decrease in Level 3 fixed maturity securities at December 31, 2017 was primarily driven by the transfer of two ABS securities from Level 3 to Level 2 due to the availability of market observable data, as well as the sale of three Level 3 ABS securities during the year. This was offset by the transfer of an ABS security from Level 2 to Level 3 due to the unavailability of market observable data, as well as the purchase of one Level 3 ABS security during the year.

The Company’s Level 3 assets consist of GMIB reinsurance and Level 3 liabilities consist of provisions for GMWB and SALB. The fair value of these assets and liabilities is calculated as the present value of future expected payments to policyholders less the present value of assessed fees attributable to the guarantees. Given the complexity and long-term nature of these guarantees, which are unlike instruments available in financial markets, their fair values are determined using stochastic techniques under a variety of market return scenarios. A variety of factors are considered, including expected market rates of return, equity and interest rate volatility, credit spread, correlations of market returns, discount rates and actuarial assumptions. Changes in the Company’s credit spread and volatility assumptions have an inverse effect on the GMIB reinsurance assets. An increase (decrease) in credit spread of GMWB and SALB in isolation would result in a lower (higher) fair value liability measurement and an increase (decrease) in volatility in isolation would result in a higher (lower) fair value liability measurement.

The expected market rates of returns are based on risk-free rates, such as the current LIBOR forward curve. The credit spread, which is a significant unobservable input, is set by using the CDS spreads of a reference portfolio of life insurance companies, adjusted to reflect the subordination of senior debt holders at the holding company level to the position of policyholders at the operating company level (who have priority in payments to other creditors). The credit spread was 30 basis points (“bps”) and 50 bps at December 31, 2017 and 2016, respectively.

For equity volatility, the Company uses a term structure assumption with market-based implied volatility inputs for the first five years and a long-term forward rate assumption of 25% - 30% thereafter. The volume of observable option trading from which volatilities are derived generally declines as the contracts’ term increases; therefore, the volatility curve grades from implied volatilities for five years to the ultimate rate. Correlations of market returns across underlying indices are based on historical market returns and their interrelationships over a number of years preceding the valuation date. Assumptions regarding policyholder behavior, such as lapses, included in the models are derived in the same way as the assumptions used to measure insurance liabilities. These assumptions are reviewed at each valuation date and updated based on historical experience and observable market data as required.

The following table provides a summary of the changes in the fair value of the Company’s Level 3 liabilities (assets) at December 31, 2017 and 2016:

	Twelve Months Ended December 31, 2017			Twelve Months Ended December 31, 2016
	GMWB	GMIB Reinsurance	SALB	GMWB	GMIB Reinsurance	SALB
Balance at beginning of period (a)	$54,414	$(48,166)	$729	$60,618	$(61,426)	$511
Changes in interest rates (b)	5,787	(1,841)	-	(4,179)	2,262	-
Changes in equity markets (b)	(19,803)	24,663	176	(5,988)	12,560	218
Other (b)	(2,832)	19	-	3,963	(1,562)	-

Balance at end of period (a)	$37,566	$(25,325)	$905	$54,414	$(48,166)	$729

(a)

GMWB and SALB are recorded as a component of future policy benefits on the Balance Sheets and GMIB reinsurance is recorded as recoverable of ceded GMIB embedded derivatives, at fair value on the Balance Sheets.

(b)	Recorded as a component of policy benefits in the Statements of Income (Loss).

During 2017, the change in the fair value of the GMWB and GMIB reinsurance guarantees was primarily driven by changes in interest rates, equity market performance and mortality assumption updates. The fair value of the GMWB guarantees decreased due to favorable equity returns, mortality assumptions updates, partially offset by a decrease in interest rates and a decrease in own credit spread. The fair value of the GMIB reinsurance guarantees and the fair value of the GMWB reinsurance guarantees moved in the opposite directions. During 2016, the change in fair value of the GMWB and GMIB reinsurance guarantees was primarily driven by changes in interest rates, equity market performance and mortality assumption updates. The fair value of the GMWB and GMIB reinsurance guarantees decreased due to an increase in interest rates by 11 basis points, an increase in own credit spread of 10 basis points and favorable equity returns. The decrease of the GMWB liability was partially offset by the mortality assumption update in the third quarter. During 2017 and 2016, the change in the SALB liability was due to an increase in fees collected.

The following table provides a summary of the quantitative inputs and assumptions of the Company’s Level 3 assets and liabilities at December 31, 2017 and 2016:

Description	December 31, 2017 Estimated Fair Value	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)
Assets
Fixed maturity securities
Asset-backed securities	$4,264	Broker	(a)	(a)

Total fixed maturity securities	$4,264

Future policy benefits (embedded derivatives) -GMIB Reinsurance	25,325	Discounted cash flows	Own credit risk	30 bps
			Long-term volatility	25% - 30%

Total assets	$29,589

Liabilities
Future policy benefits (embedded derivatives) - GMWB	$37,566	Discounted cash flows	Own credit risk	30 bps
			Long-term volatility	25% - 30%

Future policy benefits - SALB	905	(b)	(b)	(b)

Total liabilities	$38,471

Description	December 31, 2016 Estimated Fair Value	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)
Assets
Fixed maturity securities
Asset-backed securities	$9,215	Broker	(a)	(a)

Future policy benefits (embedded derivatives) - GMIB Reinsurance	48,166	Discounted cash flows	Own credit risk	50 bps
			Long-term volatility	25% - 30%

Total assets	$57,381

Liabilities
Future policy benefits (embedded derivatives) - GMWB	$54,414	Discounted cash flows	Own credit risk	50 bps
			Long-term volatility	25% - 30%

Future policy benefits - SALB	729	(b)	(b)	(b)

Total liabilities	$55,143

(a)	The Company has obtained non-binding broker quotes, which cannot be corroborated by market observable data, to assist in determining the fair values of the Level 3 asset-backed securities. The Company does not receive the unobservable inputs used by the broker but performs annual reviews to approve the use of brokers and obtains an asset specialist’s review of the broker’s price.
(b)	The SALB is a product with fewer than 125 policies. Due to the small size of this block, the liability was established based on the fees.

The following table provides the estimated fair value of the Company’s investments not carried at fair value on the Balance Sheets at December 31, 2017 and 2016:

	December 31, 2017
	Level 1	Level 2	Level 3	Total
Assets
Mortgage loans on real estate (a)	$-	$-	$26,049	$26,049
Policy loans (b)	-	608,183	-	608,183

Total assets	$-	$608,183	$26,049	$634,232

	December 31, 2016
	Level 1	Level 2	Level 3	Total
Assets
Mortgage loans on real estate (a)	$-	$-	$115,020	$115,020
Policy loans (b)	-	632,834	-	632,834

Total assets	$-	$632,834	$115,020	$747,854

(a)

The fair value of mortgage loans on real estate is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and/or similar remaining maturities.

(b)	Policy loans are stated at unpaid principal balance. The book value of policy loans approximates their fair value.

Note 3. Investments

Fixed Maturity and Equity Securities

The amortized cost/cost, gross unrealized gains and losses, estimated fair values and OTTI reflected in AOCI of investments in fixed maturity and equity AFS securities at December 31, 2017 and 2016 were:

	December 31, 2017
		Gross Unrealized		Estimated
	Amortized Cost/Cost	Gains	Losses	Fair Value	OTTI in AOCI (a)
Fixed maturity AFS securities
Corporate securities	$885,440	$58,766	$(2,182)	$942,024	$-
Asset-backed securities	56,852	241	(187)	56,906	-
Commercial mortgage-backed securities	72,373	1,397	(449)	73,321	-
Residential mortgage-backed securities	74,385	7,076	(44)	81,417	-
Municipals	906	-	(25)	881	-
Government and government agencies
United States	298,223	63,998	(102)	362,119	-
Foreign	24,158	2,168	(46)	26,280	-
Redeemable preferred stock	5,791	-	(101)	5,690	-

Total fixed maturity AFS securities	$1,418,128	$133,646	$(3,136)	$1,548,638	$-

Equity AFS securities
Banking securities	$25,473	$3,024	$-	$28,497	$-

Total equity AFS securities	$25,473	$3,024	$-	$28,497	$-

	December 31, 2016
		Gross Unrealized		Estimated
	Amortized Cost/Cost	Gains	Losses	Fair Value	OTTI in AOCI (a)
Fixed maturity AFS securities
Corporate securities	$859,028	$56,387	$(3,564)	$911,851	$-
Asset-backed securities	53,421	15	(849)	52,587	-
Commercial mortgage-backed securities	75,396	1,706	(589)	76,513	-
Residential mortgage-backed securities	92,943	4,004	(770)	96,177	(5)
Municipals	909	-	(53)	856	-
Government and government agencies
United States	295,581	45,798	-	341,379	-
Foreign	6,509	1,165	-	7,674	-

Total fixed maturity AFS securities	$1,383,787	$109,075	$(5,825)	$1,487,037	$(5)

Equity AFS securities
Banking securities	$25,473	$1,721	$(468)	$26,726	$-
Industrial securities	5,791	34	-	5,825	-

Total equity AFS securities	$31,264	$1,755	$(468)	$32,551	$-

(a)	Represents OTTI in AOCI, which were not reflected in earnings. Amount excludes $3,364 and $2,446 of unrealized gains at December 31, 2017 and December 31, 2016, respectively.

Excluding investments in U.S. government and government agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.

The amortized cost and estimated fair value of fixed maturity AFS securities by investment grade at December 31, 2017 and 2016 were:

	December 31, 2017		December 31, 2016
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Investment grade	$1,337,738	$1,460,708	$1,294,978	$1,393,503
Below investment grade	80,390	87,930	88,809	93,534

Total fixed maturity AFS securities	$1,418,128	$1,548,638	$1,383,787	$1,487,037

At December 31, 2017 and 2016, the estimated fair value of fixed maturity securities rated BBB-, which is the lowest investment grade rating given by rating agencies, was $120,663 and $65,730, respectively. Below investment grade securities are speculative and are subject to significantly greater risks related to the creditworthiness of the issuers and the liquidity of the market for such securities. The Company closely monitors such investments.

The amortized cost and estimated fair value of fixed maturity AFS securities at December 31, 2017 and 2016 by contractual maturities were:

	December 31, 2017		December 31, 2016
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Fixed maturity AFS securities
Due in one year or less	$73,570	$74,686	$56,748	$57,489
Due after one year through five years	466,858	484,576	523,815	555,221
Due after five years through ten years	134,939	139,174	95,744	99,697
Due after ten years	539,151	638,558	485,720	549,354

	$1,214,518	$1,336,994	$1,162,027	$1,261,761
Mortgage-backed securities and other asset-backed securities	$203,610	$211,644	$221,760	$225,276

Total fixed maturity AFS securities	$1,418,128	$1,548,638	$1,383,787	$1,487,037

In the preceding table, fixed maturity securities not due at a single maturity date have been included in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

The Company had an investment in one non-income producing corporate security which amounted to $420 at December 31, 2017.

The Company had investment securities with an estimated fair value of $4,246 and $13,371 that were deposited with insurance regulatory authorities at December 31, 2017 and 2016, respectively.

Unrealized Losses on Fixed Maturity and Equity Securities

The Company’s investments in fixed maturity and equity securities classified as AFS are carried at estimated fair value with unrealized gains and losses included in stockholder’s equity as a component of AOCI, net of taxes.

The estimated fair value and gross unrealized losses and OTTI related to fixed maturity and equity AFS securities aggregated by length of time that individual securities have been in a continuous unrealized loss position at December 31, 2017 and 2016 were as follows:

	December 31, 2017
	Estimated Fair Value	Amortized Cost/Cost	Gross Unrealized Losses and OTTI (a)
Less than or equal to six months
Fixed maturity AFS securities
Corporate securities	$109,579	$110,819	$(1,240)
Asset-backed securities	20,762	20,791	(29)
Commercial mortgage-backed securities	28,994	29,409	(415)
Residential mortgage-backed securities	2,054	2,098	(44)
Government and government agencies
United States	7,533	7,635	(102)

Total fixed maturity and equity AFS securities	$168,922	$170,752	$(1,830)

Greater than six months but less than or equal to one year
Fixed maturity AFS securities
Commercial mortgage-backed securities	26	26	-
Government and government agencies
Foreign	3,767	3,813	(46)
Redeemable preferred stock	5,690	5,791	(101)

Total fixed maturity and equity AFS securities	$9,483	$9,630	$(147)

Greater than one year
Fixed maturity AFS securities
Corporate securities	$8,498	$9,440	$(942)
Asset-backed securities	2,610	2,768	(158)
Commercial mortgage-backed securities	986	1,020	(34)
Residential mortgage-backed securities	6	6	-
Municipals	881	906	(25)

Total fixed maturity and equity AFS securities	$12,981	$14,140	$(1,159)

Total fixed maturity and equity AFS securities	$191,386	$194,522	$(3,136)

	December 31, 2016
	Estimated Fair Value	Amortized Cost/Cost	Gross Unrealized Losses and OTTI (a)
Less than or equal to six months
Fixed maturity AFS securities
Corporate securities	$64,992	$66,625	$(1,633)
Asset-backed securities	30,729	31,253	(524)
Commercial mortgage-backed securities	30,698	31,285	(587)
Residential mortgage-backed securities	54,987	55,690	(703)
Equity AFS securities - banking securities	8,213	8,500	(287)

Total fixed maturity and equity AFS securities	$189,619	$193,353	$(3,734)

Greater than six months but less than or equal to one year
Fixed maturity AFS securities
Corporate securities	$4,522	$4,863	$(341)
Asset-backed securities	879	1,000	(121)
Commercial mortgage-backed securities	1,010	1,012	(2)
Residential mortgage-backed securities	212	229	(17)

Total fixed maturity and equity AFS securities	$6,623	$7,104	$(481)

Greater than one year
Fixed maturity AFS securities
Corporate securities	$19,541	$21,131	$(1,590)
Asset-backed securities	7,978	8,182	(204)
Residential mortgage-backed securities	2,122	2,172	(50)
Municipals	856	909	(53)
Equity AFS securities - banking securities	1,615	1,796	(181)

Total fixed maturity and equity AFS securities	$32,112	$34,190	$(2,078)

Total fixed maturity and equity AFS securities	$228,354	$234,647	$(6,293)

(a)	Subsequent unrealized gains (losses) on OTTI securities are included in Net unrealized OTTI on securities in the Statements of Comprehensive Income (Loss).

The total number of securities in an unrealized loss position was 79 and 81 at December 31, 2017 and 2016, respectively. The Company held 371 and 360 total securities at December 31, 2017 and 2016, respectively.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI and the number of securities with fair value declining below amortized cost by between 20% and 40% by length of time that securities have been in a continuous unrealized loss position were as follows at December 31, 2017 and 2016:

	December 31, 2017			December 31, 2016
	Estimated Fair Value	Gross Unrealized Losses/OTTI (a)	Number of Securities	Estimated Fair Value	Gross Unrealized Losses/OTTI (a)	Number of Securities
Decline 20% - 40%
Held longer than one year	$2,033	$(908)	2	$1,375	$(614)	1

Total	$2,033	$(908)	2	$1,375	$(614)	1

(a)    Subsequent unrealized gains (losses) on OTTI securities are included in Net unrealized OTTI on securities in the Statements of Comprehensive Income (Loss).

Unrealized gains (losses) incurred during 2017 and 2016 were primarily due to price fluctuations resulting from changes in interest rates and credit spreads. If the Company has the intent to sell or it is more likely than not that the Company will be required to sell these securities prior to the anticipated recovery of the amortized cost, securities are written down to fair value. If cash flow models indicate a credit event will impact future cash flows, the security is impaired to discounted cash flows. For fixed maturity AFS securities, the Company does not intend to sell them, nor is it more likely than not that the Company will be required to sell them before the recovery of their respective amortized cost basis, and the Company expects to recover the entire cost basis of the debt securities. In making the other-than-temporary impairment assessment, the Company also considered all available information relevant to the collectability of the security, including information about past events, current conditions, and reasonable and supportable forecasts, when developing the estimate of cash flows expected to be collected. Therefore, the Company determined that these fixed maturity AFS securities were not other-than-temporarily impaired.

The components of net unrealized gains (losses) and OTTI included in AOCI, net of taxes, at December 31, 2017 and 2016 were as follows:

	December 31,
	2017	2016
Assets
Fixed maturity AFS securities	$130,511	$103,250
Cash equivalent securities	(2)	-
Equity AFS securities	3,023	1,287
Cash flow hedges	(931)	(1,224)
Value of business acquired	(30,769)	(26,630)

	$101,832	$76,683

Liabilities

Income taxes - deferred	$(21,333)	$(21,333)

Stockholder’s Equity
Accumulated other comprehensive income, net of taxes	$80,499	$55,350

Mortgage Loans on Real Estate

Mortgage loans on real estate consist entirely of mortgages on commercial real estate. Prepayment premiums are collected when borrowers elect to prepay their debt prior to the stated maturity. There were prepayment premiums of $1,183 collected during the year ended December 31, 2017. There were no prepayment premiums collected during 2016. Prepayment premiums are included in net realized investment gains (losses), excluding OTTI losses on securities in the Statements of Income (Loss). The Company does not accrue interest on loans ninety days past due. At December 31, 2017 and 2016, there were no commercial mortgage loans that had two or more payments delinquent.

The fair values of mortgage loans on real estate are estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and/or similar remaining maturities. The estimated fair value of the mortgages on commercial real estate at December 31, 2017 and 2016 was $26,049 and $115,020, respectively.

Loans are considered impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. A valuation allowance is established when a loan is determined to be impaired for the excess carrying value of the loan over its estimated collateral value. There were no impaired mortgage loans at December 31, 2017 and 2016. For the portion of the mortgage loan portfolio without specific reserves, an allowance for credit losses is established. The change in the allowance for credit losses is reflected in net realized investment gains (losses), excluding OTTI on securities in the Statements of Income (Loss).

The commercial mortgages are geographically diversified throughout the United States with the largest concentrations in Florida, Utah, Minnesota, and California which account for approximately 82% of mortgage loans at December 31, 2017.

The credit quality of commercial mortgage loans at December 31, 2017 and 2016 was as follows:

	December 31,
Commercial	2017	2016
AAA - AA	$11,723	$43,047
A	13,246	55,269
BBB	-	17,970

Total mortgage loans on real estate	$24,969	$116,286
Less: allowance for credit losses	(7)	(78)

Total mortgage loans on real estate, net	$24,962	$116,208

The credit quality of the commercial mortgage loans was determined based on an internal credit rating model that assigns a letter rating to each mortgage loan in the portfolio as an indicator of the quality of the mortgage loan. The internal credit rating model was designed based on a rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a rating score and an associated letter rating that is intended to align with S&P GRS ratings as closely as possible. Information supporting the risk rating process is updated at least annually. While mortgage loans with a lower rating carry a higher risk of loss an adequate allowance for credit losses has been established to cover those risks.

Securities Lending

The following table provides a summary of the securities lending program at December 31, 2017 and 2016:

	December 31,
	2017	2016
Payables for collateral under securities loaned	$209,923	$199,412
Amortized cost of securities out on loan	167,195	166,942
Estimated fair value of securities out on loan	203,909	194,996

Reverse Repurchase Agreements

The following table provides a summary of the reverse repurchase agreements at December 31, 2017 and 2016:

	December 31,
	2017	2016
Payables for reverse repurchase agreements	$36,494	$46,637
Amortized cost of securities pledged	36,249	47,021
Estimated fair value of securities pledged	36,337	46,401

Collateral Maturities of Reverse Repurchase Agreements and Securities Lending Transactions

The following tables provide a summary of maturities of collateral underlying reverse repurchase agreements and securities lending transactions at December 31, 2017 and 2016:

	December 31, 2017
	Overnight and Continuous	Up to 30 days	Total
Reverse repurchase agreements
Residential mortgage-backed securities	$-	$36,337	$36,337

Total	$-	$36,337	$36,337

Securities lending transactions
U.S. Treasury and agency securities	$169,011	$-	$169,011
Corporate securities	34,493	-	34,493
Equity securities-banking	405	-	405

Total	$203,909	$-	$203,909

Total Borrowings	$203,909	$36,337	$240,246

Gross amount of recognized liabilities for reverse repurchase agreements and securities lending included on the Balance Sheets			$246,417

	December 31, 2016
	Overnight and Continuous	Up to 30 days	Total
Reverse repurchase agreements
Residential mortgage-backed securities	$-	$46,401	$46,401

Total	$-	$46,401	$46,401

Securities lending transactions
U.S. Treasury and agency securities	$144,705	$-	$144,705
Corporate securities	40,774	-	40,774
Equity securities-banking	9,517	-	9,517

Total	$194,996	$-	$194,996

Total Borrowings	$194,996	$46,401	$241,397

Gross amount of recognized liabilities for reverse repurchase agreements and securities lending included on the Balance Sheets			$246,049

Derivatives and Hedge Accounting

The following table presents the notional and fair value amounts of non-qualifying hedging instruments and cash flow hedges at December 31, 2017 and 2016:

	Notional		Fair Value
	December 31,		December 31,
Derivative Type	2017	2016	2017	2016
Non-qualifying hedges
Short futures	$5,462	$25,157	$-	$-
Long futures	60,697	55,071	-	-
Interest rate swaps	221,000	251,000	(2,599)	(2,799)
Variance swaps	398	540	(1,847)	(1,835)
Total return swaps	248,326	1,405,253	(4,791)	(16,487)
Options	1,043,001	2,002,850	26,023	24,525
Credit default swaps	185,000	210,000	7,350	1,311

Total non-qualifying hedges	$1,763,884	$3,949,871	$24,136	$4,715

Cash flow hedges
Interest rate swaps	$49,883	$49,883	$(3,808)	$(3,002)

Total cash flow hedges	$49,883	$49,883	$(3,808)	$(3,002)

Derivative Total	$1,813,767	$3,999,754	$20,328	$1,713

The following table presents the net derivative gains (losses) recognized in the Statements of Income (Loss):

	Net Derivative Gains (Losses) Recognized In Income
	December 31,
Derivative Type	2017	2016	2015
Short futures	$(1,413)	$(4,578)	$(2,002)
Long futures	2,566	(1,411)	(1,029)
Variance swaps	(3,334)	(3,659)	(2,838)
Total return swaps	(16,235)	(79,142)	(36,481)
Options (puts and calls)	(33,624)	(3,571)	7,650
Interest rate swaps	206	(566)	(2,222)
Credit default swaps	2,749	2,689	(535)

Total	$(49,085)	$(90,238)	$(37,457)

The net year-to-date derivative impact for 2017 resulted in lower derivative losses of $41,153 as compared to 2016, driven primarily by positional activity and the impact of equity market performance on short positions in total return swaps and futures, partially offset by increased amortization on put option positions during the year.

The following table presents the maximum potential amount of future payments, credit rating, and maturity dates for the credit default swaps at December 31, 2017 and 2016:

	Maximum Potential Amount of Future Payments	Credit Rating	Maturity Date Range
Derivative Type	December 31, 2017
Credit default swaps
Corporate debt	$95,000	AA-BBB	March 2020-December 2021
Sovereign debt	90,000	AA-A	March 2018-June 2022

Credit default swaps total	$185,000

	Maximum Potential Amount of Future Payments	Credit Rating	Maturity Date Range
Derivative Type	December 31, 2016
Credit default swaps
Corporate debt	$120,000	A	June 2017-December 2020
Sovereign debt	90,000	AA-A	June 2017-December 2021

Credit default swaps total	$210,000

The following tables present the components of the gains or losses on derivatives that qualify as cash flow hedges:

	Gains (Losses) Recognized in OCI on Derivatives (Effective Portion)			Net Realized Gains (Losses) Recognized in Income on Derivatives (Ineffective Portion)
	December 31,			December 31,
	2017	2016	2015	2017	2016	2015
Interest rate swaps	$294	$(5,427)	$1,906	$6	$6	$5

Total	$294	$(5,427)	$1,906	$6	$6	$5

	Gains (Losses) Reclassified from
	AOCI into Net investment Income (Effective Portion)
	December 31,
	2017	2016	2015
Interest rate swaps	$(1,100)	$(861)	$(99)

Total	$(1,100)	$(861)	$(99)

All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.

At December 31, 2017, the before-tax deferred net gains (losses) on derivatives recorded in AOCI that are expected to be reclassified to the Statements of Income (Loss) during the next twelve months are ($1,100). This expectation is based on the anticipated interest payments on the hedged investments in TIPS that will occur over the next twelve months, at which time the Company will recognize the deferred gains (losses) as an adjustment to interest income over the term of the investment cash flows.

In addition, in order to trade futures, the Company is required to post collateral to an exchange (sometimes referred to as margin). The fair value of collateral posted in relation to the futures margin was $2,488 and $5,276 at December 31, 2017 and 2016, respectively.

Offsetting of Derivative Instruments

The Company mitigates credit risk arising from derivative contracts by entering into International Swaps and Derivatives Association master netting arrangements and collateral agreements. These arrangements with a counterparty create a right to offset amounts due to and due from the same counter party when the arrangements are enforceable in the event of a default or bankruptcy, which ultimately reduces credit risk exposure. These arrangements are conducted under terms that are usual and customary in standard derivative activities, as well as requirements determined by exchanges where a bank acts as an intermediary.

The following table provides details relating to the effect, or potential effect, of netting and collateral arrangements, including the right to offset, associated with the Company’s recognized financial assets and recognized financial liabilities at December 31, 2017 and 2016:

	December 31, 2017		December 31, 2016
Derivatives Subject to a Master Netting Arrangement or a Similar Right to Offset	Assets	Liabilities	Assets	Liabilities
Gross estimated fair value of derivatives:
OTC - Bilateral	$34,487	$11,560	$37,344	$32,832
OTC - Cleared	1,590	4,188	1,678	4,477

Total gross estimated fair value of derivatives	$36,077	$15,748	$39,022	$37,309
Amounts offset on the Balance Sheets
Gross estimated fair value of derivatives: (1)
OTC - Bilateral	$(9,878)	$(9,878)	$(18,014)	$(18,014)
OTC - Cleared	(1,590)	(1,590)	(1,678)	(1,678)
Cash collateral: (2), (3)
OTC - Bilateral	(16,397)	-	(2,804)	-
OTC - Cleared	-	(2,054)	-	(2,452)

Estimated fair value of derivatives presented on the Balance Sheets	$8,212	$2,226	$16,526	$15,165
Gross amounts not offset on the Balance Sheets:
Securities collateral: (4)
OTC - Bilateral	$(8,083)	$(1,516)	$(15,222)	$(14,249)

Net amount after application of master netting agreements and collateral	$129	$710	$1,304	$916

(1)	Estimated fair value of derivatives is limited to the amount that is subject to offset.

(2)

The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. Cash collateral received for over-the-counter (“OTC”) OTC-Bilateral and OTC-Cleared derivatives is included in cash and cash equivalents, short-term investments, or in fixed maturity securities, and the obligation to return it, beyond what is being offset, is included in payables for collateral under securities loaned, reverse repurchase agreements and derivatives. At December 31, 2017, the Company received excess cash collateral of $2,213. The Company had no excess cash collateral received from counterparties at December 31, 2016.

(3)

The receivable for the return of cash collateral provided to the counterparty, beyond what is being offset, is included in other assets. At December 31, 2017 and 2016, the Company had no excess cash collateral provided to counterparties that was excluded from the table above due to the foregoing limitation. The amount reported in the table above does not include initial margin on Exchange-Traded and OTC-Cleared derivatives.

(4)

Securities collateral received or pledged by the Company is held in separate custodial accounts and is not recorded on the Balance Sheets. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2017 and 2016, the Company received excess securities collateral with an estimated fair value of $4,214 and $395, respectively, for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2017 and 2016, the Company provided excess securities collateral with an estimated fair value of $146 and $1,878, respectively, for its OTC-Bilateral derivatives, which is not included in the table above due to the foregoing limitation. At December 31, 2017 and 2016, the Company also provided securities initial margin with an estimated fair value of $11,310 and $11,291, respectively, for its OTC- Cleared derivatives, which is not included in the table above.

There were no other derivative assets or liabilities at December 31, 2017 and 2016 that were subject to offsetting.

Net Investment Income (Loss)

Net investment income by source for the years ended December 31, 2017, 2016, and 2015 was as follows:

Net investment income (loss)	2017	2016	2015
Fixed maturity AFS securities	$62,606	$67,573	$70,495
Equity AFS securities	1,303	1,962	2,061
Limited partnerships	3,274	(106)	(778)
Mortgage loans on real estate	4,665	5,135	4,111
Policy loans on insurance contracts	32,909	34,037	35,435
Derivatives	6,445	6,818	4,631
Cash and cash equivalents	3,067	2,373	649
Other	301	375	234

Gross investment income	$114,570	$118,167	$116,838
Less investment expenses	(7,043)	(7,018)	(4,654)

Net investment income (loss)	$107,527	$111,149	$112,184

Realized Investment Gains (Losses)

The Company considers fair value at the date of sale to be equal to the proceeds received. Proceeds and gross realized investment gains (losses) from the sale of AFS securities for the years ended years ended December 31, 2017, 2016, and 2015 were as follows:

	2017	2016	2015
Proceeds	$211,613	$494,524	$226,843
Gross realized investment gains	4,666	8,865	6,722
Gross realized investment losses	(657)	(3,300)	(3,119)

Proceeds on AFS securities sold at a realized loss	47,193	128,407	74,724

Net realized investment gains (losses) for the years ended years ended December 31, 2017, 2016, and 2015 were as follows:

	2017	2016	2015
Fixed maturity AFS securities	$4,009	$(231)	$1,380
Equity AFS securities	-	585	350
Mortgage loans on real estate	5,337	(1)	313
Adjustment related to VOBA	(942)	105	(353)

Net realized investment gains	$8,404	$458	$1,690

In 2017, 2016 and 2015, there were no impaired limited partnerships.

There were no impaired mortgage loans at December 31, 2017, 2016, or 2015.

OTTI

The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated, for which the non-credit portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts at December 31, 2017 and 2016:

	December 31,
	2017	2016
Balance at beginning of period	$(2,040)	$(935)
Additional credit loss impairments recognized in the current period on securities previously impaired through OCI	-	121
Accretion of credit loss impairments previously recognized	(1,071)	(1,226)

Balance at end of period	$(3,111)	$(2,040)

The components of OTTI reflected in the Statements of Income (Loss) for the years ended years ended December 31, 2017, 2016, and 2015 were as follows:

	2017	2016	2015
Gross OTTI losses on securities	$-	$5,213	$1,873
Net OTTI loss recognized in OCI	-	-	-

Net OTTI losses	$-	$5,213	$1,873
Value of business acquired amortization	-	(529)	-

Net OTTI losses recognized in income	$-	$4,684	$1,873

During 2017, the Company did not impair any holdings.

During 2016, the Company impaired its holding of a previously OCI impaired 2007 vintage RMBS due to an adverse change in cash flows, a public non-convertible bond due to liquidity concerns and low oil and natural gas prices, and a private non-convertible bond due to the company entering restructuring negotiation.

During 2015, the Company impaired its holding of a previously OCI impaired 2006 vintage RMBS, a previously OCI impaired 2007 vintage RMBS and a public non-convertible bond due to adverse changes in cash flows.

Note 4. VOBA, DAC, and DSI

VOBA

The change in the carrying amount of VOBA for the years ended December 31, 2017 and 2016 was as follows:

	2017	2016
Balance at beginning of period	$222,299	$259,493
Accretion (amortization) expense	(7,460)	(19,571)
Unlocking	(8,459)	(12,909)
Adjustment related to realized (gains) losses on investments and OTTI	(942)	105
Adjustment related to unrealized (gains) losses and OTTI on investments	(4,139)	(4,819)

Balance at end of period	$201,299	$222,299

The estimated future amortization of VOBA is as follows:

2018	$17,743
2019	16,759
2020	15,449
2021	14,212
2022	13,587

DAC

The change in the carrying amount of DAC for the years ended December 31, 2017 and 2016 was as follows:

	2017	2016
Balance at beginning of period	$33,901	$37,500
Capitalization	22	81
Accretion (amortization) expense	(3,931)	(5,207)
Unlocking	215	1,527

Balance at end of period	$30,207	$33,901

DSI

The change in the carrying amount of DSI for the years ended December 31, 2017 and 2016 was as follows:

	2017	2016
Balance at beginning of period	$7,708	$8,518
Capitalization	2	33
Accretion (amortization) expense	(892)	(1,190)
Unlocking	49	347

Balance at end of period	$6,867	$7,708

For a complete discussion of the Company’s VOBA, DAC and DSI accounting policies, see Notes to Financial Statements, Note 1 Summary of Significant Accounting Policies.

Note 5. Variable Contracts Containing Guaranteed Benefits

Variable Annuity Contracts Containing Guaranteed Benefits

The Company has issued variable annuity contracts in which the Company may have contractually guaranteed to the contract owner a GMDB and/or an optional guaranteed living benefit provision. The living benefit provisions offered by the Company included a GMIB and a GMWB. Information regarding the general characteristics of each guaranteed benefit type is provided below:

•

In general, contracts containing GMDB provisions provide a death benefit equal to the greater of the GMDB or the contract value. Depending on the type of contract, the GMDB may equal: (1) contract deposits accumulated at a specified interest rate, (2) the contract value on specified contract anniversaries, (3) the return of contract deposits, or (4) some combination of these benefits. Each benefit type is reduced for contract withdrawals.

•

In general, contracts containing GMIB provisions provide the option to receive a guaranteed future income stream upon annuitization. There is a waiting period of ten years from contract issue that must elapse before the GMIB provision can be exercised.

•

Contracts containing GMWB provisions provide the contract owner the ability to withdraw minimum annual payments regardless of the impact of market performance on the contract owner’s account value. In general, withdrawal percentages are based on the contract owner’s age at the time of the first withdrawal.

The Company had the following variable annuity contracts containing guaranteed benefits at December 31, 2017 and 2016:

2017	GMDB	GMIB	GMWB
Net amount at risk (a)	$552,405	$19,440	$4,813
Average attained age of contract owners	74	68	77

2016
Net amount at risk (a)	$741,564	$27,017	$8,106
Average attained age of contract owners	74	68	76
Weighted average period remaining until expected annuitization	n/a	-	n/a

(a)

Net amount at risk for GMDB is defined as the current GMDB in excess of the contract owners’ account balance at the Balance Sheet date. Net amount at risk for GMIB is defined as the present value of the minimum guaranteed annuity payments available to the contract owner in excess of the contract owners’ account balance at the Balance Sheet date. Net amount at risk for GMWB is defined as the difference between the maximum amount payable under the guarantee and the contract owners’ account balance at the Balance Sheet date.

The Company records liabilities for contracts containing a GMDB, GMIB and GMWB as a component of future policy benefits on the Balance Sheets and changes in the liabilities are included as a component of policy benefits in the Statements of Income (Loss).

The changes in the variable annuity GMDB, GMIB and GMWB liabilities for the years ended December 31, 2016 and 2017, were as follows:

	GMDB	GMIB	GMWB
Balance, January 1, 2016	$131,378	$95,048	$60,618
Guaranteed benefits incurred	25,408	13,750	-
Guaranteed benefits paid	(23,432)	(2,050)	-
Unlocking	(20,371)	(10,046)	-
Change in fair value reserves	-	-	(6,204)

Balance, December 31, 2016	$112,983	$96,702	$54,414
Guaranteed benefits incurred	22,623	10,972	-
Guaranteed benefits paid	(22,570)	(2,892)	-
Unlocking	(34,164)	(32,762)	-
Change in fair value reserves	-	-	(16,848)

Balance, December 31, 2017	$78,872	$72,020	$37,566

During 2017, the decrease in GMDB liabilities was driven primarily by higher than expected equity returns. During 2016, the decrease in GMDB liabilities was primarily driven by higher market performance and favorable adjustments for assumption updates and model changes, which are reflected in unlocking, offset by increased benefits incurred over benefits paid.

During 2017, the decrease in GMIB liabilities was driven primarily by positive market performance exceeding management best estimate assumptions. During 2016, the increase in GMIB liabilities was driven by increased benefits incurred offset slightly by benefits paid and positive market performance offset by unfavorable adjustments for assumption updates and model changes, which are reflected in unlocking.

During 2017, the decrease in GMWB liabilities was driven primarily by higher market performance, offset by an increase in reserves driven by decreased rates and own credit spread. During 2016, the decrease in GMWB liabilities was driven primarily by higher market performance and unfavorable adjustments for assumption changes, which are reflected in change in fair value reserves.

At December 31, 2017 and 2016, contract owners’ account balances by mutual fund class and by guaranteed benefit provisions were comprised as follows:

				Money
2017	Equity	Bond	Balanced	Market	Total
GMDB only	$1,406,510	$388,218	$342,216	$102,566	$2,239,510
GMDB and GMIB	819,035	262,873	91,878	148,083	1,321,869
GMDB and GMWB	279,455	112,727	1,977	87,253	481,412
GMWB only	117,918	47,596	1,455	34,356	201,325
GMIB only	76,830	25,306	643	28,596	131,375
No guaranteed benefit	18,237	5,384	526	10,843	34,990

Total	$2,717,985	$842,104	$438,695	$411,697	$4,410,481

2016
GMDB only	$1,303,816	$418,368	$341,637	$113,912	$2,177,733
GMDB and GMIB	793,764	263,157	91,138	147,951	1,296,010
GMDB and GMWB	284,597	118,392	1,862	89,015	493,866
GMWB only	117,273	47,229	1,165	35,748	201,415
GMIB only	73,648	25,106	1,570	28,838	129,162
No guaranteed benefit	16,553	5,738	1,108	12,232	35,631

Total	$2,589,651	$877,990	$438,480	$427,696	$4,333,817

Variable Life Contracts Containing Guaranteed Benefits

The Company has issued variable life contracts in which the Company contractually guarantees to the contract owner a GMDB. In general, contracts containing GMDB provisions provide a death benefit equal to the amount specified in the contract regardless of the level of the contract’s account value.

At December 31, 2017 and 2016, contract owners’ account balances by mutual fund class for contracts containing GMDB provisions were distributed as follows:

				Money
2017	Equity	Bond	Balanced	Market	Total
GMDB only	$576,367	$117,085	$599,050	$90,851	$1,383,353

2016
GMDB only	$515,295	$126,634	$578,880	$105,324	$1,326,133

As the Company is a closed block of business, balances decreased in the bonds and money market funds, offset by market increases in the equity and balanced funds from 2016 to 2017.

Note 6. Income Taxes

The following is a reconciliation of the provision for income taxes based on income (loss) before federal income taxes, computed using the federal statutory rate versus the reported provision for income taxes for the years ended December 31, 2017, 2016, and 2015:

	December 31,
	2017	2016	2015
Provisions for income taxes computed at Federal statutory rate (35%)	$35,626	$(7,498)	$3,129
Increase (decrease) in income taxes resulting from:
Dividend received deduction	(8,047)	(7,567)	(6,622)
Tax credits	(222)	(458)	(302)
Valuation allowance on deferred tax assets	(65,529)	21,810	(1,497)
Change in Federal Tax Rate	41,028	-	-
Provision to return adjustment	(439)	(727)	498
State taxes (benefits)	712	211	(287)
Unrecognized tax benefits	4	987	363
Audit adjustment	-	(8,225)	-
Other	(749)	462	-

Income tax provision	$2,384	$(1,005)	$(4,718)

The effective tax rate was not meaningful for the years ended December 31, 2017, 2016 or 2015. Differences between the effective rate and the U.S. statutory rate of 35% principally were the result of the Separate Accounts DRD, the valuation allowance on NOL carryforwards and the TCJA.

The Company provides for deferred income taxes resulting from temporary differences that arise from recording certain transactions in different years for income tax reporting purposes than for financial reporting purposes. The asset and liability method requires that deferred taxes be adjusted to reflect the tax rates at which future taxable amounts will be settled or realized. The Company provides for federal income taxes based on amounts it believes it will ultimately owe. Inherent in the provision for federal income taxes are estimates regarding the realization of certain tax deductions and credits. The income tax expense (benefit) for each of the twelve months ended December 31, 2017, 2016 and 2015 was $2,384, ($1,005), and ($4,718) respectively.

Deferred tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. Deferred income tax assets and liabilities are measured at the statutory rate of 21% as of December 31, 2017 and 35% as of December 31, 2016 and were as follows:

	December 31,
	2017	2016
Deferred tax assets
Tax DAC	$1,205	$14,992
Net operating and capital loss carryforward	116,117	228,864
Intangible assets	14,786	29,824
Transitional reserve amount	8,849	-
Policyholder reserves	17,189	29,546
Tax credits	19,511	13,992
Other	1,999	1,714

Total deferred tax assets	$179,656	$318,932
Valuation allowance	(78,697)	(154,440)

Net deferred tax assets	$100,959	$164,492

Deferred tax liabilities
VOBA	$51,553	$95,150
Policyholder reserves	8,050	20,106
Transitional reserve amount	3,988	-
Investments	39,158	48,660
Other	36	-

Total deferred tax liabilities	$102,785	$163,916

Total net deferred tax asset (liability)	$(1,826)	$576

As we complete the collection, preparation and analysis of data relevant to the TCJA, and interpret any additional guidance issued by the IRS, U.S. Department of the Treasury, or other standard-setting organizations, we may make adjustments to these provisional amounts.

As a result of the TCJA, the Company’s tax reserve deductible temporary difference decreased by an estimated ($4,860). This change results in an offsetting $4,860 deductible temporary difference that will be amortized into taxable income evenly over the next eight years. As noted, this transitional change amount was based on provisional estimate at December 31, 2017. Actual results may differ from the estimates and will be adjusted in future periods when the actuarial models and systems are updated for the policyholder tax reserve changes required by the TCJA.

The income tax expense (benefit) consists of the following for the years ended December 31, 2017, 2016, and 2015:

	December 31,
	2017	2016	2015
Current federal income tax expense (benefit)	$-	$(179)	$-
Current state income tax expense (benefit)	(17)	(144)	9
Deferred federal income tax expense (benefit)	1,290	(1,150)	(4,275)
Deferred state income tax expense (benefit)	1,111	468	(452)

Total income tax expense (benefit)	$2,384	$(1,005)	$(4,718)

The income tax asset (liability) consists of the following at December 31, 2017 and 2016:

	December 31,
	2017	2016
Current federal income tax asset (liability)	$-	$-
Current state income tax asset (liability)	$(108)	$1
Deferred federal income tax asset (liability)	(1,759)	-
Deferred state income tax asset (liability)	(67)	575

Net income tax asset (liability)	$(1,934)	$576

At December 31, 2017 and 2016, the Company had a tax valuation allowance for deferred tax assets of $78,697 and $154,440, respectively (this includes losses that are anticipated to be used in the consolidated group to reflect the income statement impact of the losses that wouldn’t be used if filing separately). In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that all or some of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets depends on generation of future taxable income during the periods in which those temporary differences are deductible. Management considers the scheduled reversal of deferred tax liabilities, projected taxable income, and tax-planning strategies in making the assessment.

The Company has analyzed all material tax positions under the guidance of ASC 740, Income Taxes, related to the accounting for uncertainty in income tax, and determined there were tax benefits of $2,637 (gross $12,557) and $4,391 (gross $12,547), respectively, that should not be recognized at December 31, 2017 and 2016. These unrecognized tax benefits primarily relate to uncertainty regarding the sustainability of certain deductions taken on the 2008-2016 U.S. Federal income tax returns. To the extent these unrecognized tax benefits are ultimately recognized, they will affect the effective tax rate in a future period. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

During 2016, the Company modified its calculation of dividends that are eligible for the DRD. This resulted in recording a permanent tax benefit of $7,391 in the Company’s 2016 Financial Statements for years 2011-2015. This has been treated as a change in estimate.

The components of the change in the unrecognized tax benefits were as follows at December 31, 2017 and 2016:

	December 31,
	2017	2016
Balance at beginning of period	$4,391	$3,404
Additions for tax positions of prior years	4	987
Change in federal tax rate	(1,758)	-

Balance at end of period	$2,637	$4,391

At December 31, 2017 and 2016, the Company had a NOL carry forward for federal income tax purposes of $554,553 (net of the ASC 740 reduction of $12,557) and $627,860 (net of the ASC 740 reduction of $12,547), respectively, with a carry forward period of fifteen years that expires at various dates between 2023 and 2031. At both December 31, 2017 and 2016, the Company had a capital loss carry forward of $0 and $84, respectively, for federal income tax purposes with a carry forward period of five years that will expire in 2018. At December 31, 2017 and 2016, the Company had a foreign tax credit carry forward of $9,831 and $9,776, respectively, with a carry forward period of ten years that will expire at various dates up to 2026. Also, the Company has an Alternative Minimum Tax credit carry forward for federal income tax purposes of $4,216 at both December 31, 2017 and 2016. The Company is estimating to be refunded $4,216 ($3,937 net of valuation allowance) of a minimum tax credit carryforward by the end of 2021 pursuant to the TCJA.

The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company did not recognize any penalties in its Financial Statements at December 31, 2017, 2016, or 2015. The Company recognized interest expense (income) of $316, $74 and less than $86 at December 31, 2017, 2016 and 2015, respectively. The total interest payable balance at December 31, 2017 and 2016 is $477 and $161, respectively.

The Company records taxes on a separate company basis. For federal income tax purposes, the Company joins in a consolidated income tax return filing with its direct parent, TA Corp, and other affiliated companies. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the agreement, taxes are payable to or receivable from TA Corp in amounts that would result had the Company filed a separate tax return with taxing authorities. Any tax differences between the Company’s separately calculated provision and cash flows attributable to benefits from consolidation have been recognized as capital contributions from TA Corp. For the years ended December 31, 2017 and 2016 and 2015, the Company recognized capital contributions from (distributions to) TA Corp and contributions from AUSA in connection with the tax allocation agreement in the amount of ($47,465), ($13,381) and $68,492, respectively. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service.

The Company filed a separate federal income tax return for the years 2008 through 2012. The Company was part of the consolidated tax return for 2013 through 2016. An examination by the Internal Revenue Service is in progress for the years 2011 to 2013. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions. The 2017 return has not yet been filed.

Note 7. Accumulated Other Comprehensive Income

The changes in AOCI by component for the years ended December 31, 2017, 2016, and 2015 were as follows:

	2017
	Unrealized Holding Gains (Losses) on AFS Securities and Cash Equivalents	Unrealized Holding Gains (Losses) on Cash Flow Hedges	OCI Adjustments for Policyholder liabilities, VOBA, and Deferred Tax	Total Accumulated Other Comprehensive Income (Loss)
Beginning balance	$104,538	$(1,225)	$(47,963)	$55,350
OCI before reclassifications	30,434	(806)	(4,139)	25,489
Amounts reclassified from AOCI	(1,440)	1,100	-	(340)

Net current period OCI	$28,994	$294	$(4,139)	$25,149
Tax expense (benefit)	-	-	-	-

Total other comprehensive income (loss), net of taxes	$28,994	$294	$(4,139)	$25,149

Ending balance, net of taxes	$133,532	$(931)	$(52,102)	$80,499

	2016
	Unrealized Holding Gains (Losses) on AFS Securities	Unrealized Holding Gains (Losses) on Cash Flow Hedges	OCI Adjustments for Policyholder liabilities, VOBA, and Deferred Tax	Total Accumulated Other Comprehensive Income (Loss)
Beginning balance	$95,533	$4,202	$(43,144)	$56,591
OCI before reclassifications	8,881	(6,288)	(4,819)	(2,226)
Amounts reclassified from AOCI	124	861	-	985

Net current period OCI	$9,005	$(5,427)	$(4,819)	$(1,241)
Tax expense (benefit)	-	-	-	-

Total other comprehensive income (loss), net of taxes	$9,005	$(5,427)	$(4,819)	$(1,241)

Ending balance, net of taxes	$104,538	$(1,225)	$(47,963)	$55,350

	2015
	Unrealized Holding Gains (Losses) on AFS Securities	Unrealized Holding Gains (Losses) on Cash Flow Hedges	OCI Adjustments for Policyholder liabilities, VOBA, and Deferred Tax	Total Accumulated Other Comprehensive Income (Loss)
Beginning balance	$164,221	$2,296	$(57,275)	$109,242
OCI before reclassifications	(68,313)	1,807	14,131	(52,375)
Amounts reclassified from AOCI	(375)	99	-	(276)

Net current period OCI	$(68,688)	$1,906	$14,131	$(52,651)
Tax expense (benefit)	-	-	-	-

Total other comprehensive income (loss), net of taxes	$(68,688)	$1,906	$14,131	$(52,651)

Ending balance, net of taxes	$95,533	$4,202	$(43,144)	$56,591

The reclassifications out of AOCI for the years ended December 31, 2017, 2016, and 2015 were as follows:

	Amounts Reclassified from AOCI
AOCI Components	2017	2016	2015	Affected Line Item in the Statement Where Net Income is Presented
Unrealized holding gains (losses) on AFS securities
Available-for-sale securities	$1,440	$(3)	$484	Net realized investment gains (losses)
	-	(121)	(109)	Portion of OTTI previously recognized in OCI

	$1,440	$(124)	375	Total

Unrealized holding gains (losses) on cash flow hedges
Interest rate swaps	$(1,100)	$(861)	$(99)	Net investment income

	$(1,100)	$(861)	(99)	Total

Total amounts reclassified from AOCI	$340	$(985)	$276

Note 8. Stockholder’s Equity and Statutory Accounting Principles

The Company’s statutory Financial Statements are presented on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Arkansas. The State of Arkansas has adopted the NAIC statutory accounting principles as the basis of its statutory accounting principles.

The Company’s statutory net income (loss) at December 31, 2017, 2016 and 2015 was $193,953, $71,053 and ($24,119), respectively.

Statutory capital and surplus at December 31, 2017 and 2016 was $731,065 and $696,073, respectively. At December 31, 2017 and 2016, approximately $226,423 and, $142,822 respectively, of stockholder’s equity was available for dividend distributions that would not require approval by the Arkansas Insurance Department, subject to the availability of unassigned surplus. During 2017, the Company paid a $140,000 dividend and a $47,505 return of capital to TA Corp. During 2016, the Company paid a $75,000 cash dividend and $88,341 return of capital to TA Corp. During 2015, the Company paid a $100,000 cash return of capital and received a $68,492 capital contribution from AUSA.

The NAIC utilizes the RBC adequacy monitoring system. The RBC calculates the amount of adjusted capital that a life insurance company should have based upon that company’s risk profile. At December 31, 2017 and 2016, based on the RBC formula, the Company’s total adjusted capital levels were significantly above the minimum amount of capital required to avoid regulatory action.

Note 9. Reinsurance

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured life and to recover a portion of benefits paid by ceding mortality risk to other insurance enterprises or reinsurers under indemnity reinsurance agreements, primarily quota share coverage and coinsurance agreements. The maximum amount of mortality risk retained by the Company is approximately $1,000 on single and joint life policies. At December 31, 2017, the Company had a reinsurance receivable of $239 and reinsurance payable of $194. At December 31, 2016, the Company had a net reinsurance receivable of $166 and reinsurance payable of $203. The Company did not have a reinsurance reserve at December 31, 2017 and 2016.

Indemnity reinsurance agreements do not relieve the Company from its obligations to contract owners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly evaluates the financial condition of its reinsurers so as to minimize its exposure to significant losses from reinsurer insolvencies. The Company determined after this evaluation that no reserve was required.

In addition, the Company seeks to limit its exposure to guaranteed benefit features contained in certain variable annuity contracts. Specifically, the Company reinsures certain GMIB and a GMDB provision to the extent reinsurance capacity is available in the marketplace.

At December 31, 2016 and 2017, the Company had the following account values for variable annuity contracts containing GMIB and GMDB provisions that were reinsured along with life insurance in force:

December 31, 2017
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net amount	Percentage of amount ceded to gross amount
Life insurance	$4,465,980	$143,356	$1,047	$4,323,671	0.02%	3.21%
GMIB	1,453,202	478,098	-	975,104	0.00%	32.90%
GMDB	3,979,129	171,818	-	3,807,311	0.00%	4.32%

December 31, 2016
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net amount	Percentage of amount ceded to gross amount
Life insurance	$4,586,845	$160,455	$924	$4,427,314	0.02%	3.50%
GMIB	1,430,611	480,283	-	950,328	0.00%	33.57%
GMDB	3,947,838	168,608	-	3,779,230	0.00%	4.27%

Note 10. Related Party Transactions

At December 31, 2017, the Company had the following related party agreements in effect:

The Company is party to a common cost allocation service agreement with TA Corp companies in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs related to services rendered. During 2017, 2016 and 2015, the Company incurred $11,554, $10,223 and $10,818, respectively, in expenses under this agreement. Charges attributable to this agreement are included in insurance, general and administrative expenses, net of amounts capitalized.

The Company was party to intercompany short-term note payable/receivable arrangements with its Parent and affiliates at various times during the year. The $35,000 intercompany short-term note payable to the Parent with an interest rate of 0.83% entered into on May 22, 2017 was settled with payments of $15,000 and $20,000 on August 4, 2017 and August 9, 2017, respectively. The $3,000 intercompany short-term note payable to the Parent with an interest rate of 0.9% that was entered into on June 20, 2017 was settled with a payment of $3,000 on August 9, 2017. On October 20, 2017, the Company entered into a short-term note payable with the Parent for $10,000 with an interest rate of 1.1%, which is still outstanding. On June 18, 2016, the Company settled an intercompany short-term note receivable with AUSA for $25,000 with an interest rate of 0.13% that was entered into on June 19, 2015. Transactions with related parties generate payables to and receivables from the Parent and affiliates and bear interest at the thirty-day commercial paper rate. The balance due to affiliates at December 31, 2017 and 2016 was $6,148 and $5,064, respectively. During 2017, 2016, and 2015, the Company accrued and/or received $7, $31, and $18 of interest, respectively. During 2017, 2016 and 2015, the Company accrued and/or paid $137, $0, and $0 of interest, respectively. Interest related to these arrangements is included in net investment income.

AEGON USA Realty Advisors, LLC acts as the manager and administrator for the Company’s mortgage loans on real estate under an administrative and advisory agreement with the Company. Charges attributable to this agreement are included in net investment income. During 2017, 2016 and 2015, the Company incurred $168, $181 and $149, respectively, under this agreement. Mortgage loan origination fees are included in investment expenses.

AEGON USA Investment Management, LLC acts as a discretionary investment manager under an investment management agreement with the Company. During 2017, 2016 and 2015, the Company incurred $2,716, $1,927 and $1,709, respectively, in expenses under this agreement. Charges attributable to this agreement are included in net investment income.

Transamerica Capital, Inc. provides underwriting and distribution services for the Company under an underwriting agreement. During 2017, 2016 and 2015, the Company incurred $23,901, $24,501 and $30,356, respectively, in expenses under this agreement. Charges attributable to this agreement are included in insurance, general and administrative expenses, net of amounts capitalized.

Transamerica Asset Management, Inc. acts as the investment advisor for certain related party funds in the Company’s Separate Accounts under multiple service agreements. These agreements ended as of March 31, 2017. During 2017, 2016 and 2015, the Company incurred $79, $320 and $361, respectively, in expenses under this agreement. Charges attributable to this agreement are included in insurance, general and administrative expenses, net of amounts capitalized.

The Company has a participation agreement with Transamerica Series Trust to offer certain funds in the Company’s Separate Accounts. Transamerica Capital, Inc. acts as the distributor for such related party funds. The Company has entered into a distribution and shareholder services agreement for certain of such funds. During 2017, 2016 and 2015, the Company received $2,752, $2,199 and $2,381, respectively, in revenue under this agreement. Revenue attributable to this agreement is included in policy charge revenue.

Transamerica Life Insurance Company provides derivative management services for the Company under a derivative management and services agreement. During 2017, the Company incurred $73 in expenses under this agreement.

The Company purchases and sells investments from/to various affiliated companies. The investments are purchased and sold using the fair value on the date of the acquisition or disposition. The purchasing and selling of investments between affiliated companies for the years ended December 31, 2017, 2016 and 2015 were as follows:

	2017	2016	2015
Investments purchased from affiliates:
AFS fixed maturities	$141,700	$-	$30,356
Mortgage loans on real estate	-	-	4,000
Limited partnerships	-	10,000	-
Derivatives	147	-	-
Investments sold to affiliates:
AFS fixed maturities	$20,962	$89,820	$24,878
AFS equities	-	-	-
Mortgage loans on real estate	122,075	-	-
Derivatives	4,440	-	82

While management believes that the service agreements referenced above provide reasonable terms, they may not necessarily provide for costs that are indicative of the costs that would have been incurred with an unrelated third party. Related party agreements contain reciprocal indemnity provisions pertaining to each party’s representations and contractual obligations thereunder.

Note 11. Commitments and Contingencies

State insurance laws generally require that all life insurers who are licensed to transact business within a state become members of the state’s life insurance guaranty association. These associations have been established for the protection of contract owners from loss (within specified limits) as a result of the insolvency of an insurer. At the time insolvency occurs, the guaranty association assesses the remaining members of the association an amount sufficient to satisfy the insolvent insurer’s contract owner obligations (within specified limits). The Company has utilized public information to estimate the future assessments it will incur as a result of life insurance company insolvencies. At December 31, 2017 and 2016, the Company’s estimated liability for future guaranty fund assessments was $83 and $140, respectively. If future insolvencies occur, the Company’s estimated liability may not be sufficient to fund these insolvencies and the estimated liability may need to be adjusted. The Company regularly monitors public information regarding insurer insolvencies and adjusts its estimated liability as appropriate. Several states allow companies to take a credit on their premium tax returns for assessments paid to state guaranty associations to cover the obligations of insolvent insurers. The Company has a receivable for future premium tax deductions of $3,774 and $4,012 at December 31, 2017 and 2016, respectively.

In the normal course of business, the Company is subject to various claims and assessments. Legal and regulatory proceedings are subject to inherent uncertainties, and future events could change management’s assessment of the probability or estimated amount of potential losses from pending or threatened proceedings. Based on available information, it is the opinion of management that the ultimate resolution of pending or threatened legal and regulatory proceedings, other than claims settlement expenses, both individually and in the aggregate, will not result in losses above any related accruals that will have a material adverse effect on the Company’s financial position or liquidity at December 31, 2017. If management believes that, based on available information, it is at least reasonably possible that a material loss (or additional material loss in excess of any accrual) will be incurred in connection with any legal or regulatory proceedings, other than claims settlement expenses, the Company discloses an estimate of the possible loss or range of loss, either individually or in the aggregate, as appropriate, if such an estimate can be made, or discloses that an estimate cannot be made. Based on the Company’s assessment at December 31, 2017, no such disclosures were considered necessary.

Note 12. Segment Information

The following tables summarize each business segment’s contribution to select Statements of Income (Loss) information for the years ended December 31, 2017, 2016, and 2015:

2017	Annuity	Life Insurance	Total
Policy charge revenue	$96,035	$53,959	$149,994
Net Investment income (loss)	53,516	54,011	107,527
Net realized investment gains (losses)	5,755	2,649	8,404
Derivative gains (losses)	(49,085)	-	(49,085)

Total Revenue	$106,221	$110,619	$216,840

Interest credited to policyholder liabilities	$7,475	$44,824	$52,299
Policy benefits (net of reinsurance recoveries)	(27,424)	29,923	2,499
Amortization (accretion) of DAC	3,716	-	3,716
Amortization (accretion) of VOBA	4,241	11,678	15,919
Insurance, general and administrative expenses	37,219	3,399	40,618

Total Expenses	$25,227	$89,824	$115,051

Income (Loss) before taxes	$80,994	$20,795	$101,789
Income tax expense (benefit)	1,897	487	2,384

Net income (loss)	$79,097	$20,308	$99,405

2016
Policy charge revenue	$96,689	$54,757	$151,446
Net Investment income (loss)	53,358	57,791	111,149
Net realized investment gains (losses)	524	(66)	458
Derivative gains (losses)	(90,463)	225	(90,238)

Total Revenue	$60,108	$112,707	$172,815

Interest credited to policyholder liabilities	$8,476	$46,539	$55,015
Policy benefits (net of reinsurance recoveries)	16,823	48,244	65,067
Amortization (accretion) of DAC	3,680	-	3,680
Amortization (accretion) of VOBA	6,889	25,593	32,482
Insurance, general and administrative expenses	35,391	2,712	38,103

Total Expenses	$71,259	$123,088	$194,347

Income (Loss) before taxes	$(11,151)	$(10,381)	$(21,532)
Income tax expense (benefit)	(521)	(484)	(1,005)

Net income (loss)	$(10,630)	$(9,897)	$(20,527)
2015
Policy charge revenue	108,320	58,426	166,746
Net Investment income (loss)	51,667	60,517	112,184
Net realized investment gains (losses)	1,110	580	1,690
Derivative gains (losses)	(37,425)	(32)	(37,457)

Total Revenue	$123,672	$119,491	$243,163

Interest credited to policyholder liabilities	$9,006	$45,908	$54,914
Policy benefits (net of reinsurance recoveries)	68,984	36,262	105,246
Amortization (accretion) of DAC	3,783	-	3,783
Amortization (accretion) of VOBA	8,110	14,254	22,364
Insurance, general and administrative expenses	43,803	4,113	47,916

Total Expenses	$133,686	$100,537	$234,223

Income (Loss) before taxes	$(10,014)	$18,954	$8,940
Income tax expense (benefit)	(9,297)	4,579	(4,718)

Net Income (loss)	$(717)	$14,375	$13,658

The following tables represent select Balance Sheet information at December 31, 2017 and 2016:

2017	Total Assets	Total Policyholder Liabilities
Annuity	$5,975,236	$484,398
Life Insurance	2,646,589	1,006,838

Total	$8,621,825	$1,491,236

2016
Annuity	$6,044,874	$567,814
Life Insurance	2,625,401	1,053,263

Total	$8,670,275	$1,621,077

FINANCIAL STATEMENTS

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Years Ended December 31, 2017 and 2016

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Financial Statements

Years Ended December 31, 2017 and 2016

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Advisors Life Insurance Company and Contract Owners of Merrill Lynch Life Variable Annuity Separate Account B

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the sub-account BlackRock Government Money Market V.I. Class I Shares (constituting Merrill Lynch Life Variable Annuity Separate Account B, hereafter referred to as the “Sub-Account”) as of December 31, 2017 and the related statements of operations and change in net assets for each of the two years in the period ended December 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Sub-Account as of December 31, 2017 and the results of its operations and changes in its net assets for each of the two years in the period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Transamerica Advisors Life Insurance Company’s management. Our responsibility is to express an opinion on the Sub-Account’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Sub-Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the investee mutual funds directly. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 23, 2018

We have served as the auditor of the Sub-Account in Merrill Lynch Life Variable Annuity Separate Account B since 2014.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Statements of Assets and Liabilities

December 31, 2017

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
BlackRock Government Money Market V.I. Class I Shares	1,218,829.564	$1,218,830	$1,218,830	$(6)	$1,218,824	77,796	$15.666963	$15.666963

See accompanying notes.

2

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Statement of Operations and Change in Net Assets

Years Ended December 31, 3016 and 2017

BlackRock Government Money Market V.I. Class I Shares
Subaccount
Net Assets as of December 31, 2015:	$1,764,495

Investment Income:
Reinvested Dividends	2,326
Investment Expense:
Mortality and Expense Risk and Administrative Charges	11,814

Net Investment Income (Loss)	(9,488)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	15
Realized Gain (Loss) on Investments	—

Net Realized Capital Gains (Losses) on Investments	15
Net Change in Unrealized Appreciation (Depreciation)	—

Net Gain (Loss) on Investment	15
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,473)

Increase (Decrease) in Net Assets from Contract Transactions	62,954

Total Increase (Decrease) in Net Assets	53,481

Net Assets as of December 31, 2016:	$1,817,976

Investment Income:
Reinvested Dividends	9,337
Investment Expense:
Mortality and Expense Risk and Administrative Charges	9,835

Net Investment Income (Loss)	(498)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	4
Realized Gain (Loss) on Investments	—

Net Realized Capital Gains (Losses) on Investments	4
Net Change in Unrealized Appreciation (Depreciation)	—

Net Gain (Loss) on Investment	4
Net Increase (Decrease) in Net Assets Resulting from Operations	(494)

Increase (Decrease) in Net Assets from Contract Transactions	(598,658)

Total Increase (Decrease) in Net Assets	(599,152)

Net Assets as of December 31, 2017:	$1,218,824

See Accompanying Notes.

(1)	See Footnote 1

3

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2017

1. Organization

Merrill Lynch Life Variable Annuity Separate Account B (the Separate Account) is a segregated investment account of Transamerica Advisors Life Insurance Company (TALIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. TALIC and the Separate Account are regulated by the Securities and Exchange Commission. The assets and liabilities of the Separate Account are clearly identified and distinguished from TALIC’s other assets and liabilities. The Separate Account consists of a single subaccount. The subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. The Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in the specified investment subaccount is available to contract owners of Merrill Lynch Retirement Plus®.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund

BlackRock Variable Series Funds, Inc.	BlackRock Variable Series Funds, Inc.
BlackRock Government Money Market V.I. Class I Shares	BlackRock Government Money Market V.I. Fund Class I Shares

4

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2017

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2017.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2017.

5

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2017

3. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2017 were as follows:

Subaccount	Purchases	Sales
BlackRock Government Money Market V.I. Class I Shares	$1,184,348	$1,783,497

6

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

4. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2017			Year Ended December 31, 2016
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
BlackRock Government Money Market V.I. Class I Shares	75,108	(113,347)	(38,239)	43,908	(39,910)	3,998

7

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

4. Change in Units Dollars (continued)

	Year Ended December 31, 2017			Year Ended December 31, 2016
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
BlackRock Government Money Market V.I. Class I Shares	$1,175,763	$(1,774,421)	$(598,658)	$689,346	$(626,392)	$62,954

8

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2017

5. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
BlackRock Government Money Market V.I. Class I Shares
12/31/2017	77,796	$15.67	to	$15.67	$1,218,824	0.62%	0.65%	to	0.65%	(0.00)%	to	(0.00)%
12/31/2016	116,035	15.67	to	15.67	1,817,976	0.13	0.65	to	0.65	(0.52)	to	(0.52)
12/31/2015	112,037	15.75	to	15.75	1,764,495	—	0.65	to	0.65	(0.64)	to	(0.64)
12/31/2014	113,402	15.85	to	15.85	1,797,498	—	0.65	to	0.65	(0.64)	to	(0.64)
12/31/2013	156,314	15.95	to	15.95	2,493,701	—	0.65	to	0.65	(0.64)	to	(0.64)

(1)	See footnote 1

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.
**	These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

9

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2017

6. Administrative and Mortality and Expense Risk Charges

TALIC deducts an annual charge during the accumulation phase, not to exceed $40, proportionately from the subaccount’s unit values. An annual charge of 0.65% is deducted (based on the death benefit selected) from the unit values of the subaccount of the Separate Account for TALIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the subaccount. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

7. Income Tax

Operations of the Separate Account form a part of TALIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TALIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TALIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TALIC, as long as earnings are credited under the variable annuity contracts.

10

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2017

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

9. Related Parties

Transamerica Capital, Inc. (“TCI”), a wholesaling broker-dealer, is an affiliated entity of TALIC and an indrect wholly owned subsidiary of AEGON N.V.. TCI distributes TALIC’s products through broker-dealers and other financial intermediaries.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.

Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

11

FINANCIAL STATEMENTS

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Years Ended December 31, 2017 and 2016

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Financial Statements

Years Ended December 31, 2017 and 2016

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Advisors Life Insurance Company and Contract Owners of Merrill Lynch Life Variable Annuity Separate Account A

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts listed in the table below (constituting Merrill Lynch Life Variable Annuity Separate Account A, hereafter collectively referred to as the “Sub-Accounts”) as of December 31, 2017 and the related statements of operations and change in net assets, including the related notes, for the periods listed in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2017 and the results of each of their operations and changes in each of their net assets for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

AB Global Thematic Growth Class A Shares (1)	Invesco V.I. Mid Cap Core Equity Series I Shares (1)
AB Growth and Income Class A Shares (1)	Invesco V.I. Value Opportunities Series I Shares (1)
AB International Value Class A Shares (1)	Janus Henderson - Enterprise Service Shares (1)
AB Large Cap Growth Class A Shares (1)	Janus Henderson - Forty Service Shares (1)
AB Small/Mid Cap Value Class A Shares (1)	MFS® Growth Initial Class (1)
AB Value Class A Shares (1)	Oppenheimer Main Street® Service Shares (1)
American Century VP Ultra® Class I Shares (1)	PIMCO CommodityRealReturn® Strategy Administrative Class (1)
American Funds - Asset Allocation Class 2 Shares (1)	PIMCO Low Duration Administrative Class (1)
American Funds - Bond Class 2 Shares (1)	PIMCO Real Return Administrative Class (1)
American Funds - Growth Class 2 Shares (1)	PIMCO Total Return Administrative Class (1)
American Funds - Growth-Income Class 2 Shares (1)	Pioneer High Yield VCT Class II Shares (1)
American Funds - International Class 2 Shares (1)	Pioneer Real Estate Shares VCT Class II Shares (1)
BlackRock Advantage Large Cap Core V.I. Class I Shares (1)	TA AB Dynamic Allocation Service Class (1)
BlackRock Advantage Large Cap Value V.I. Class I Shares (1)	TA Barrow Hanley Dividend Focused Service Class (1)
BlackRock Advantage U.S. Total Market V.I. Class I Shares (1)	TA BlackRock Global Allocation Service Class (2)
BlackRock Basic Value V.I. Class I Shares (1)	TA Janus Balanced Service Class (2)
BlackRock Capital Appreciation V.I. Class I Shares (1)	TA Janus Mid-Cap Growth Service Class (1)
BlackRock Equity Dividend V.I. Class I Shares (1)	TA Jennison Growth Initial Class (3)
BlackRock Global Allocation V.I. Class I Shares (1)	TA JPMorgan Enhanced Index Initial Class (3)
BlackRock Global Opportunities V.I. Class I Shares (1)	TA Legg Mason Dynamic Allocation - Balanced Service Class (1)
BlackRock Global Opportunities V.I. Class III Shares (1)	TA Legg Mason Dynamic Allocation - Growth Service Class (1)
BlackRock Government Money Market V.I. Class I Shares (1)	TA Managed Risk - Balanced ETF Service Class (1)
BlackRock High Yield V.I. Class I Shares (1)	TA Managed Risk - Conservative ETF Service Class (1)
BlackRock International V.I. Class I Shares (1)	TA Managed Risk - Growth ETF Service Class (1)
BlackRock Large Cap Focus Growth V.I. Class I Shares (1)	TA Market Participation Strategy Service Class (1)
BlackRock Managed Volatility V.I. Class I Shares (1)	TA MFS International Equity Initial Class (3)
BlackRock S&P 500 Index V.I. Class I Shares (1)	TA Multi-Managed Balanced Service Class (2)
BlackRock Total Return V.I. Class I Shares (1)	TA PIMCO Tactical - Balanced Service Class (1)
BlackRock U.S. Government Bond V.I. Class I Shares (1)	TA PIMCO Tactical - Conservative Service Class (1)
Davis Value (1)	TA PIMCO Tactical - Growth Service Class (1)
Eaton Vance VT Floating-Rate Income (1)	TA QS Investors Active Asset Allocation - Conservative Service Class (1)
Federated Kaufmann II Primary Shares (1)	TA QS Investors Active Asset Allocation - Moderate Service Class (1)
Federated Managed Tail Risk II Primary Shares (1)	TA QS Investors Active Asset Allocation - Moderate Growth Service Class (1)
Franklin Templeton Foreign Class 2 Shares (1)	TA Small/Mid Cap Value Service Class (1)
Franklin Templeton Growth Class 2 Shares (1)	TA T. Rowe Price Small Cap Initial Class (3)
Invesco V.I. American Franchise Series I Shares (1)	TA TS&W International Equity Service Class (3)
Invesco V.I. Comstock Series I Shares (1)	TA WMC US Growth Service Class (1)
Invesco V.I. Core Equity Series I Shares (1)	Wanger International (1)
Invesco V.I. International Growth Series I Shares (1)	Wanger USA (1)

(1)	Statement of assets and liabilities as of December 31, 2017, and statements of operations and change in net assets for the years ended December 31, 2017 and 2016.
(2)	Statement of assets and liabilities as of December 31, 2017 and statement of operations and change in net assets for the period March 27, 2017 (commencement of operations) through December 31, 2017.
(3)	Statement of assets and liabilities as of December 31, 2017 and statement of operations and change in net assets for the period August 18, 2017 (commencement of operations) through December 31, 2017.

Basis for Opinions

These financial statements are the responsibility of the Transamerica Advisors Life Insurance Company’s management. Our responsibility is to express an opinion on the Sub-Accounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Sub-Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the investee mutual funds directly. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 23, 2018

We have served as the auditor of one or more Sub-Accounts in Merrill Lynch Life Variable Annuity Separate Account A since 2014.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2017

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
AB Global Thematic Growth Class A Shares	241,345.964	$5,445,893	$7,317,610	$(6)	$7,317,604	616,655	$11.866618	$11.866618
AB Growth and Income Class A Shares	235,754.410	4,945,668	7,862,410	4	7,862,414	316,636	24.828492	24.876762
AB International Value Class A Shares	151,667.367	2,143,665	2,472,178	2	2,472,180	305,787	7.886082	8.323932
AB Large Cap Growth Class A Shares	1,598,707.138	52,446,405	90,071,160	7	90,071,167	2,430,725	14.427646	40.359221
AB Small/Mid Cap Value Class A Shares	237,864.976	4,533,471	5,156,913	(5)	5,156,908	177,383	28.227610	30.154672
AB Value Class A Shares	72,589.372	892,963	1,257,248	1	1,257,249	70,632	17.173760	18.346835
American Century VP Ultra® Class I Shares	434,910.196	6,216,653	8,411,163	—	8,411,163	337,810	24.115861	25.967269
American Funds—Asset Allocation Class 2 Shares	561,311.044	10,731,235	13,185,196	17	13,185,213	596,956	21.237178	22.687137
American Funds—Bond Class 2 Shares	645,831.733	6,989,066	6,903,941	13	6,903,954	557,095	11.935217	12.750110
American Funds—Growth Class 2 Shares	468,501.155	29,218,910	36,238,564	(11)	36,238,553	1,274,994	27.442132	29.315538
American Funds—Growth-Income Class 2 Shares	432,460.155	18,500,179	21,497,594	2	21,497,596	897,249	23.105261	24.682876
American Funds—International Class 2 Shares	3,453,157.311	61,876,901	74,691,793	11	74,691,804	3,408,621	21.183334	22.629718
BlackRock Advantage Large Cap Core V.I. Class I Shares	5,683,856.173	171,373,970	161,705,708	60	161,705,768	2,656,621	24.290011	65.479718
BlackRock Advantage Large Cap Value V.I. Class I Shares	7,510,128.287	78,393,783	79,832,664	30	79,832,694	2,946,975	22.010771	27.725812
BlackRock Advantage U.S. Total Market V.I. Class I Shares	5,198,506.861	106,145,646	133,237,731	215	133,237,946	1,778,857	23.537580	80.016369
BlackRock Basic Value V.I. Class I Shares	13,350,123.241	193,598,857	208,261,923	(20)	208,261,903	4,199,519	20.992261	67.648684
BlackRock Capital Appreciation V.I. Class I Shares	12,717,075.215	108,960,612	130,477,192	47	130,477,239	6,266,741	16.263392	26.353793
BlackRock Equity Dividend V.I. Class I Shares	982,304.777	10,370,481	11,925,180	(4)	11,925,176	202,265	58.958243	58.958243
BlackRock Global Allocation V.I. Class I Shares	24,198,173.186	362,418,521	417,660,469	(60)	417,660,409	11,375,553	20.643983	44.312587
BlackRock Global Opportunities V.I. Class I Shares	1,050,989.771	13,988,433	18,339,772	1	18,339,773	855,303	21.442422	21.442422
BlackRock Global Opportunities V.I. Class III Shares	66,255.701	1,069,144	1,151,524	(1)	1,151,523	94,727	11.879241	12.465549
BlackRock Government Money Market V.I. Class I Shares	82,579,456.844	82,579,457	82,579,457	(92)	82,579,365	6,593,445	9.277882	13.320519
BlackRock High Yield V.I. Class I Shares	12,207,061.583	85,551,935	90,088,114	355,261	90,443,375	2,790,897	18.959010	41.425114
BlackRock International V.I. Class I Shares	6,663,739.860	63,917,730	83,696,573	(26)	83,696,547	3,748,807	17.078438	23.349324
BlackRock Large Cap Focus Growth V.I. Class I Shares	5,354,603.662	68,223,327	77,695,299	100	77,695,399	3,355,409	22.941767	27.570878
BlackRock Managed Volatility V.I. Class I Shares	833,389.417	10,195,524	11,425,769	6	11,425,775	432,915	26.392622	26.392622
BlackRock S&P 500 Index V.I. Class I Shares	6,442,007.151	113,712,359	147,006,603	(20)	147,006,583	4,354,670	17.838679	38.033371
BlackRock Total Return V.I. Class I Shares	11,365,279.524	132,887,949	135,360,479	253,015	135,613,494	7,131,291	13.006284	26.352840
BlackRock U.S. Government Bond V.I. Class I Shares	5,983,142.013	61,976,038	60,549,397	80,592	60,629,989	3,093,054	11.857359	20.948863
Davis Value	7,076,842.743	74,031,045	72,113,028	25	72,113,053	3,240,411	20.126178	25.458881
Eaton Vance VT Floating-Rate Income	345,209.754	3,187,630	3,200,094	(244)	3,199,850	233,129	13.292472	14.200606
Federated Kaufmann II Primary Shares	1,470,969.512	23,898,385	28,183,776	96	28,183,872	992,725	27.536459	29.549980
Federated Managed Tail Risk II Primary Shares	487,905.433	2,757,365	2,561,504	(55)	2,561,449	203,380	12.198615	13.032018
Franklin Templeton Foreign Class 2 Shares	151,055.448	2,072,498	2,336,828	—	2,336,828	133,899	16.874908	18.028032
Franklin Templeton Growth Class 2 Shares	129,874.803	1,603,938	2,074,101	2	2,074,103	117,571	17.148388	18.319585
Invesco V.I. American Franchise Series I Shares	321,185.679	13,259,525	20,225,062	(2)	20,225,060	1,167,045	10.885653	22.379705
Invesco V.I. Comstock Series I Shares	4,393,787.764	63,292,472	90,599,904	(28)	90,599,876	3,773,171	22.428509	24.490759
Invesco V.I. Core Equity Series I Shares	1,274,260.555	36,807,420	46,790,848	24	46,790,872	2,466,299	18.461498	18.991848
Invesco V.I. International Growth Series I Shares	213,022.730	6,558,461	8,497,477	41	8,497,518	566,921	14.514565	26.093472
Invesco V.I. Mid Cap Core Equity Series I Shares	216,115.113	2,855,635	3,114,219	(9)	3,114,210	144,818	20.897824	22.324950
Invesco V.I. Value Opportunities Series I Shares	38,721.299	236,448	293,507	1	293,508	16,979	16.619446	17.754382
Janus Henderson—Enterprise Service Shares	7,842.109	427,617	522,833	(10)	522,823	20,132	25.222090	26.622216

See accompanying notes

2

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2017

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
Janus Henderson—Forty Service Shares	175,206.284	$5,908,884	$6,629,806	$1	$6,629,807	271,560	$23.862590	$25.187141
MFS® Growth Initial Class	1,518,403.379	42,256,709	74,249,925	(20)	74,249,905	2,211,050	13.616319	39.972168
Oppenheimer Main Street® Service Shares	28,563.401	805,957	911,458	1	911,459	38,713	22.690750	24.240193
PIMCO CommodityRealReturn® Strategy Administrative Class	1,315,577.979	12,323,322	9,419,538	—	9,419,538	1,412,367	6.457990	6.899323
PIMCO Low Duration Administrative Class	5,071,694.788	53,198,278	51,934,155	(250)	51,933,905	4,350,956	11.625222	12.270332
PIMCO Real Return Administrative Class	2,615,924.024	34,516,398	32,489,776	(381)	32,489,395	2,363,797	13.302701	14.211361
PIMCO Total Return Administrative Class	18,666,364.874	204,977,045	204,210,032	(408)	204,209,624	11,882,913	15.107860	20.022981
Pioneer High Yield VCT Class II Shares	311,605.907	3,032,361	2,944,676	(165)	2,944,511	166,120	17.122748	18.292183
Pioneer Real Estate Shares VCT Class II Shares	163,993.527	2,900,528	2,532,060	(20)	2,532,040	140,198	17.533457	18.414157
TA AB Dynamic Allocation Service Class	57,612.812	532,951	584,770	1	584,771	51,514	11.130275	11.689183
TA Barrow Hanley Dividend Focused Service Class	2,074,905.791	43,350,244	53,221,334	(1)	53,221,333	3,808,243	13.841006	14.113431
TA BlackRock Global Allocation Service Class	1,931.391	28,310	28,797	—	28,797	2,667	10.797036	10.800332
TA Janus Balanced Service Class	17,570.457	256,314	267,949	—	267,949	24,152	11.068297	11.110810
TA Janus Mid-Cap Growth Service Class	772,696.387	21,516,069	23,976,769	2	23,976,771	1,461,573	16.158486	16.650161
TA Jennison Growth Initial Class	137,604.325	1,334,687	1,481,999	—	1,481,999	135,213	10.947647	10.968052
TA JPMorgan Enhanced Index Initial Class	46,988.007	920,272	1,018,700	1	1,018,701	93,942	10.832244	10.852433
TA Legg Mason Dynamic Allocation—Balanced Service Class	47,658.595	565,646	582,865	—	582,865	48,431	12.035037	12.035037
TA Legg Mason Dynamic Allocation—Growth Service Class	12,839.430	157,060	168,068	—	168,068	13,151	12.779822	12.779822
TA Managed Risk—Balanced ETF Service Class	311,424.833	3,647,895	3,858,554	—	3,858,554	299,670	12.876015	12.876015
TA Managed Risk—Conservative ETF Service Class	270,296.164	3,250,484	3,443,573	1	3,443,574	278,453	12.366786	12.366786
TA Managed Risk—Growth ETF Service Class	333,702.744	3,421,917	3,714,112	—	3,714,112	261,881	14.182464	14.182464
TA Market Participation Strategy Service Class	1,546.821	19,072	19,799	—	19,799	1,551	12.762976	12.762976
TA MFS International Equity Initial Class	3,153,036.518	29,377,324	31,246,592	(5)	31,246,587	2,955,986	10.570615	10.570615
TA Multi-Managed Balanced Service Class	4,782.903	69,097	71,074	—	71,074	6,555	10.831218	10.872826
TA PIMCO Tactical—Balanced Service Class	45,706.116	551,576	571,326	1	571,327	44,343	12.884389	12.884389
TA PIMCO Tactical—Conservative Service Class	79,947.155	914,100	965,762	—	965,762	77,721	12.426008	12.426008
TA PIMCO Tactical—Growth Service Class	22,374.166	256,682	282,586	—	282,586	21,176	13.344667	13.344667
TA QS Investors Active Asset Allocation—Conservative Service Class	280,277.591	2,978,575	3,153,123	(1)	3,153,122	266,524	11.830535	11.830535
TA QS Investors Active Asset Allocation—Moderate Service Class	192,091.180	2,216,207	2,320,461	(1)	2,320,460	187,076	12.403859	12.403859
TA QS Investors Active Asset Allocation—Moderate Growth Service Class	147,289.721	1,602,777	1,782,206	(1)	1,782,205	134,949	13.206535	13.206535
TA Small/Mid Cap Value Service Class	1,873,570.501	36,768,456	39,288,773	13	39,288,786	1,819,261	21.066747	22.124901
TA T. Rowe Price Small Cap Initial Class	710,323.826	9,798,105	11,073,948	1	11,073,949	999,083	11.079692	11.100334
TA TS&W International Equity Service Class	339,180.755	4,531,749	4,853,677	(1)	4,853,676	456,111	10.627759	10.647573
TA WMC US Growth Service Class	1,785,065.508	42,719,583	51,088,575	3	51,088,578	2,804,859	17.765028	18.657146
Wanger International	1,001,234.229	29,265,788	30,878,064	4	30,878,068	1,963,789	15.293932	16.142757
Wanger USA	501,082.224	14,525,361	13,398,939	14	13,398,953	486,262	26.672507	28.494651

See accompanying notes.

3

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

	AB Global Thematic Growth Class A	AB Growth and Income Class	AB International Value Class A	AB Large Cap Growth Class A	AB Small/Mid Cap Value Class
	Shares	A Shares	Shares	Shares	A Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2015:	$5,908,959	$8,745,120	$2,055,706	$85,700,451	$4,245,502

Investment Income:
Reinvested Dividends	—	77,178	24,986	—	27,772
Investment Expense:
Mortality and Expense Risk and Administrative Charges	64,567	126,991	29,952	1,081,952	67,537

Net Investment Income (Loss)	(64,567)	(49,813)	(4,966)	(1,081,952)	(39,765)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	461,016	—	9,030,931	260,930
Realized Gain (Loss) on Investments	251,915	820,535	(50,270)	4,738,060	48,719

Net Realized Capital Gains (Losses) on Investments	251,915	1,281,551	(50,270)	13,768,991	309,649
Net Change in Unrealized Appreciation (Depreciation)	(355,034)	(530,221)	20,682	(11,931,890)	687,303

Net Gain (Loss) on Investment	(103,119)	751,330	(29,588)	1,837,101	996,952
Net Increase (Decrease) in Net Assets Resulting from Operations	(167,686)	701,517	(34,554)	755,149	957,187

Increase (Decrease) in Net Assets from Contract Transactions	(1,187,714)	(1,493,941)	(136,934)	(8,764,117)	(285,224)

Total Increase (Decrease) in Net Assets	(1,355,400)	(792,424)	(171,488)	(8,008,968)	671,963

Net Assets as of December 31, 2016:	$4,553,559	$7,952,696	$1,884,218	$77,691,483	$4,917,465

Investment Income:
Reinvested Dividends	25,381	108,867	50,212	—	22,057
Investment Expense:
Mortality and Expense Risk and Administrative Charges	76,060	120,945	32,710	1,161,344	73,529

Net Investment Income (Loss)	(50,679)	(12,078)	17,502	(1,161,344)	(51,472)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	644,305	—	4,777,157	237,217
Realized Gain (Loss) on Investments	208,828	800,665	30,061	6,393,323	153,589

Net Realized Capital Gains (Losses) on Investments	208,828	1,444,970	30,061	11,170,480	390,806
Net Change in Unrealized Appreciation (Depreciation)	1,453,093	(228,154)	393,612	12,303,976	191,523

Net Gain (Loss) on Investment	1,661,921	1,216,816	423,673	23,474,456	582,329
Net Increase (Decrease) in Net Assets Resulting from Operations	1,611,242	1,204,738	441,175	22,313,112	530,857

Increase (Decrease) in Net Assets from Contract Transactions	1,152,803	(1,295,020)	146,787	(9,933,428)	(291,414)

Total Increase (Decrease) in Net Assets	2,764,045	(90,282)	587,962	12,379,684	239,443

Net Assets as of December 31, 2017:	$7,317,604	$7,862,414	$2,472,180	$90,071,167	$5,156,908

See Accompanying Notes.

(1)	See Footnote 1

4

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

		American Century VP Ultra®	American Funds - Asset	American Funds - Bond Class	American Funds - Growth
	AB Value Class A Shares	Class I Shares	Allocation Class 2 Shares	2 Shares	Class 2 Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2015:	$1,124,628	$5,973,800	$11,877,354	$8,010,696	$33,729,037

Investment Income:
Reinvested Dividends	22,669	19,862	190,427	131,422	247,982
Investment Expense:
Mortality and Expense Risk and Administrative Charges	17,560	78,372	193,002	130,187	530,999

Net Investment Income (Loss)	5,109	(58,510)	(2,575)	1,235	(283,017)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	235,411	285,305	28,327	2,936,355
Realized Gain (Loss) on Investments	88,171	486,975	489,907	13,381	1,912,286

Net Realized Capital Gains (Losses) on Investments	88,171	722,386	775,212	41,708	4,848,641
Net Change in Unrealized Appreciation (Depreciation)	34,292	(494,706)	99,225	70,395	(2,125,318)

Net Gain (Loss) on Investment	122,463	227,680	874,437	112,103	2,723,323
Net Increase (Decrease) in Net Assets Resulting from Operations	127,572	169,170	871,862	113,338	2,440,306

Increase (Decrease) in Net Assets from Contract Transactions	18,994	(522,337)	(570,727)	(530,728)	(3,107,812)

Total Increase (Decrease) in Net Assets	146,566	(353,167)	301,135	(417,390)	(667,506)

Net Assets as of December 31, 2016:	$1,271,194	$5,620,633	$12,178,489	$7,593,306	$33,061,531

Investment Income:
Reinvested Dividends	14,133	23,862	195,198	136,287	172,447
Investment Expense:
Mortality and Expense Risk and Administrative Charges	16,847	92,597	205,640	119,685	577,644

Net Investment Income (Loss)	(2,714)	(68,735)	(10,442)	16,602	(405,197)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	303,365	588,498	109,914	3,384,904
Realized Gain (Loss) on Investments	121,281	431,053	455,551	2,922	3,834,198

Net Realized Capital Gains (Losses) on Investments	121,281	734,418	1,044,049	112,836	7,219,102
Net Change in Unrealized Appreciation (Depreciation)	10,718	1,102,087	684,443	17,710	1,369,922

Net Gain (Loss) on Investment	131,999	1,836,505	1,728,492	130,546	8,589,024
Net Increase (Decrease) in Net Assets Resulting from Operations	129,285	1,767,770	1,718,050	147,148	8,183,827

Increase (Decrease) in Net Assets from Contract Transactions	(143,230)	1,022,760	(711,326)	(836,500)	(5,006,805)

Total Increase (Decrease) in Net Assets	(13,945)	2,790,530	1,006,724	(689,352)	3,177,022

Net Assets as of December 31, 2017:	$1,257,249	$8,411,163	$13,185,213	$6,903,954	$36,238,553

See Accompanying Notes.

(1)	See Footnote 1

5

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

	American Funds - Growth-	American Funds -	BlackRock Advantage Large	BlackRock Advantage Large	BlackRock Advantage U.S. Total
	Income Class 2 Shares	International Class 2 Shares	Cap Core V.I. Class I Shares	Cap Value V.I. Class I Shares	Market V.I. Class I Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2015:	$20,022,266	$82,197,497	$159,242,122	$74,306,395	$120,080,586

Investment Income:
Reinvested Dividends	275,423	958,801	1,772,696	919,437	331,846
Investment Expense:
Mortality and Expense Risk and Administrative Charges	314,720	1,252,576	2,009,235	961,860	1,614,005

Net Investment Income (Loss)	(39,297)	(293,775)	(236,539)	(42,423)	(1,282,159)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,136,790	6,724,821	10,704,282	4,807,778	3,396,360
Realized Gain (Loss) on Investments	673,261	928,297	1,883,491	3,092,351	5,054,712

Net Realized Capital Gains (Losses) on Investments	2,810,051	7,653,118	12,587,773	7,900,129	8,451,072
Net Change in Unrealized Appreciation (Depreciation)	(994,112)	(5,501,770)	287,507	202,380	17,171,155

Net Gain (Loss) on Investment	1,815,939	2,151,348	12,875,280	8,102,509	25,622,227
Net Increase (Decrease) in Net Assets Resulting from Operations	1,776,642	1,857,573	12,638,741	8,060,086	24,340,068

Increase (Decrease) in Net Assets from Contract Transactions	(2,504,695)	(16,065,261)	(19,499,052)	(7,546,561)	(11,956,435)

Total Increase (Decrease) in Net Assets	(728,053)	(14,207,688)	(6,860,311)	513,525	12,383,633

Net Assets as of December 31, 2016:	$19,294,213	$67,989,809	$152,381,811	$74,819,920	$132,464,219

Investment Income:
Reinvested Dividends	282,762	894,840	2,007,302	1,202,250	1,157,895
Investment Expense:
Mortality and Expense Risk and Administrative Charges	332,450	1,210,705	2,124,037	1,049,541	1,752,114

Net Investment Income (Loss)	(49,688)	(315,865)	(116,735)	152,709	(594,219)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,318,909	864,763	42,837,237	19,016,287	25,548,155
Realized Gain (Loss) on Investments	861,620	2,690,306	3,988,935	3,866,974	7,850,150

Net Realized Capital Gains (Losses) on Investments	2,180,529	3,555,069	46,826,172	22,883,261	33,398,305
Net Change in Unrealized Appreciation (Depreciation)	1,668,760	16,052,119	(17,161,377)	(11,818,956)	(17,454,460)

Net Gain (Loss) on Investment	3,849,289	19,607,188	29,664,795	11,064,305	15,943,845
Net Increase (Decrease) in Net Assets Resulting from Operations	3,799,601	19,291,323	29,548,060	11,217,014	15,349,626

Increase (Decrease) in Net Assets from Contract Transactions	(1,596,218)	(12,589,328)	(20,224,103)	(6,204,240)	(14,575,899)

Total Increase (Decrease) in Net Assets	2,203,383	6,701,995	9,323,957	5,012,774	773,727

Net Assets as of December 31, 2017:	$21,497,596	$74,691,804	$161,705,768	$79,832,694	$133,237,946

See Accompanying Notes.

(1)	See Footnote 1

6

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

	BlackRock Basic Value V.I.	Appreciation V.I. Class I	BlackRock Equity Dividend	BlackRock Global Allocation	BlackRock Global Opportunities
	Class I Shares	Shares	V.I. Class I Shares	V.I. Class I Shares	V.I. Class I Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2015:	$217,894,767	$128,766,041	$12,707,046	$452,777,998	$25,359,349

Investment Income:
Reinvested Dividends	3,148,289	—	212,466	5,336,606	461,345
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,915,690	1,666,555	161,672	5,898,865	316,323

Net Investment Income (Loss)	232,599	(1,666,555)	50,794	(562,259)	145,022
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	4,958,740	3,199,513	359,426	—	38,665
Realized Gain (Loss) on Investments	(1,039,631)	3,502,654	8,668	3,581,944	982,525

Net Realized Capital Gains (Losses) on Investments	3,919,109	6,702,167	368,094	3,581,944	1,021,190
Net Change in Unrealized Appreciation (Depreciation)	28,224,521	(6,950,559)	1,224,074	7,932,490	(749,305)

Net Gain (Loss) on Investment	32,143,630	(248,392)	1,592,168	11,514,434	271,885
Net Increase (Decrease) in Net Assets Resulting from Operations	32,376,229	(1,914,947)	1,642,962	10,952,175	416,907

Increase (Decrease) in Net Assets from Contract Transactions	(30,908,878)	(11,972,393)	(1,964,766)	(46,420,486)	(2,496,152)

Total Increase (Decrease) in Net Assets	1,467,351	(13,887,340)	(321,804)	(35,468,311)	(2,079,245)

Net Assets as of December 31, 2016:	$219,362,118	$114,878,701	$12,385,242	$417,309,687	$23,280,104

Investment Income:
Reinvested Dividends	3,145,154	—	213,743	5,402,567	280,636
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,879,806	1,768,487	164,827	5,801,519	307,330

Net Investment Income (Loss)	265,348	(1,768,487)	48,916	(398,952)	(26,694)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	7,910,388	14,290,242	613,485	4,152,244	2,314,508
Realized Gain (Loss) on Investments	2,817,473	6,869,992	358,728	8,570,503	4,663,653

Net Realized Capital Gains (Losses) on Investments	10,727,861	21,160,234	972,213	12,722,747	6,978,161
Net Change in Unrealized Appreciation (Depreciation)	2,379,952	14,528,609	711,114	36,610,216	(2,040,599)

Net Gain (Loss) on Investment	13,107,813	35,688,843	1,683,327	49,332,963	4,937,562
Net Increase (Decrease) in Net Assets Resulting from Operations	13,373,161	33,920,356	1,732,243	48,934,011	4,910,868

Increase (Decrease) in Net Assets from Contract Transactions	(24,473,376)	(18,321,818)	(2,192,309)	(48,583,289)	(9,851,199)

Total Increase (Decrease) in Net Assets	(11,100,215)	15,598,538	(460,066)	350,722	(4,940,331)

Net Assets as of December 31, 2017:	$208,261,903	$130,477,239	$11,925,176	$417,660,409	$18,339,773

See Accompanying Notes.

(1)	See Footnote 1

7

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

	BlackRock Global Opportunities V.I. Class III Shares	BlackRock Government Money Market V.I.	BlackRock High Yield V.I.	BlackRock International V.I.	BlackRock Large Cap Focus Growth
		Class I Shares	Class I Shares	Class I Shares	V.I. Class I Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of December 31, 2015:	$1,131,793	$99,611,561	$96,416,242	$76,791,050	$72,400,387

Investment Income:
Reinvested Dividends	22,145	124,112	5,173,874	1,164,080	454,747
Investment Expense:
Mortality and Expense Risk and Administrative Charges	18,290	1,355,861	1,309,600	959,345	928,601

Net Investment Income (Loss)	3,855	(1,231,749)	3,864,274	204,735	(473,854)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,174	689	—	—	5,749,924
Realized Gain (Loss) on Investments	16,370	—	235,734	262,576	2,397,462

Net Realized Capital Gains (Losses) on Investments	18,544	689	235,734	262,576	8,147,386
Net Change in Unrealized Appreciation (Depreciation)	17,935	—	6,112,350	(1,458,974)	(3,536,420)

Net Gain (Loss) on Investment	36,479	689	6,348,084	(1,196,398)	4,610,966
Net Increase (Decrease) in Net Assets Resulting from Operations	40,334	(1,231,060)	10,212,358	(991,663)	4,137,112

Increase (Decrease) in Net Assets from Contract Transactions	93,530	(5,986,213)	(11,444,137)	(7,854,872)	(7,915,038)

Total Increase (Decrease) in Net Assets	133,864	(7,217,273)	(1,231,779)	(8,846,535)	(3,777,926)

Net Assets as of December 31, 2016:	$1,265,657	$92,394,288	$95,184,463	$67,944,515	$68,622,461

Investment Income:
Reinvested Dividends	13,497	561,588	4,830,195	—	30,603
Investment Expense:
Mortality and Expense Risk and Administrative Charges	18,197	1,207,210	1,289,919	1,049,769	1,010,947

Net Investment Income (Loss)	(4,700)	(645,622)	3,540,276	(1,049,769)	(980,344)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	136,645	283	—	—	12,642,781
Realized Gain (Loss) on Investments	147,182	—	1,062,231	1,547,340	3,685,571

Net Realized Capital Gains (Losses) onInvestments	283,827	283	1,062,231	1,547,340	16,328,352
Net Change in Unrealized Appreciation (Depreciation)	(26,864)	—	761,614	18,897,330	2,749,190

Net Gain (Loss) on Investment	256,963	283	1,823,845	20,444,670	19,077,542
Net Increase (Decrease) in Net Assets Resulting from Operations	252,263	(645,339)	5,364,121	19,394,901	18,097,198

Increase (Decrease) in Net Assets from Contract Transactions	(366,397)	(9,169,584)	(10,105,209)	(3,642,869)	(9,024,260)

Total Increase (Decrease) in Net Assets	(114,134)	(9,814,923)	(4,741,088)	15,752,032	9,072,938

Net Assets as of December 31, 2017:	$1,151,523	$82,579,365	$90,443,375	$83,696,547	$77,695,399

See Accompanying Notes.

(1)	See Footnote 1

8

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

	BlackRock Managed Volatility V.I. Class I Shares Subaccount	BlackRock S&P 500 Index V.I. Class I Shares Subaccount	BlackRock Total Return V.I. Class I Shares Subaccount	BlackRock U.S. Government Bond V.I. Class I Shares Subaccount	Davis Value Subaccount
Net Assets as of December 31, 2015:	$14,507,658	$126,558,124	$135,905,073	$75,499,558	$69,109,232

Investment Income:
Reinvested Dividends	108,297	2,376,861	2,860,828	1,320,043	801,501
Investment Expense:
Mortality and Expense Risk and Administrative Charges	181,774	1,727,806	1,968,565	1,009,579	906,512

Net Investment Income (Loss)	(73,477)	649,055	892,263	310,464	(105,011)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	6,428,862	—	—	9,599,373
Realized Gain (Loss) on Investments	299,199	4,145,768	836,743	35,627	(854,491)

Net Realized Capital Gains (Losses) on Investments	299,199	10,574,630	836,743	35,627	8,744,882
Net Change in Unrealized Appreciation (Depreciation)	(197,683)	811,184	(221,887)	(213,788)	(2,412,739)

Net Gain (Loss) on Investment	101,516	11,385,814	614,856	(178,161)	6,332,143
Net Increase (Decrease) in Net Assets Resulting from Operations	28,039	12,034,869	1,507,119	132,303	6,227,132

Increase (Decrease) in Net Assets from Contract Transactions	(1,787,571)	(4,791,852)	3,064,949	(8,442,192)	(8,690,522)

Total Increase (Decrease) in Net Assets	(1,759,532)	7,243,017	4,572,068	(8,309,889)	(2,463,390)

Net Assets as of December 31, 2016:	$12,748,126	$133,801,141	$140,477,141	$67,189,669	$66,645,842

Investment Income:
Reinvested Dividends	39,313	2,404,504	3,486,143	1,326,883	519,310
Investment Expense:
Mortality and Expense Risk and Administrative Charges	162,659	1,977,190	1,951,524	875,956	961,282

Net Investment Income (Loss)	(123,346)	427,314	1,534,619	450,927	(441,972)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	78,438	5,974,618	—	—	5,777,324
Realized Gain (Loss) on Investments	375,351	8,636,841	473,337	(174,674)	(428,434)

Net Realized Capital Gains (Losses) on Investments	453,789	14,611,459	473,337	(174,674)	5,348,890
Net Change in Unrealized Appreciation (Depreciation)	88,473	10,916,607	960,567	(169,350)	8,183,752

Net Gain (Loss) on Investment	542,262	25,528,066	1,433,904	(344,024)	13,532,642
Net Increase (Decrease) in Net Assets Resulting from Operations	418,916	25,955,380	2,968,523	106,903	13,090,670

Increase (Decrease) in Net Assets from Contract Transactions	(1,741,267)	(12,749,938)	(7,832,170)	(6,666,583)	(7,623,459)

Total Increase (Decrease) in Net Assets	(1,322,351)	13,205,442	(4,863,647)	(6,559,680)	5,467,211

Net Assets as of December 31, 2017:	$11,425,775	$147,006,583	$135,613,494	$60,629,989	$72,113,053

See Accompanying Notes.

(1)	See Footnote 1

9

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

	Eaton Vance VT Floating-Rate Income Subaccount	Federated Kaufmann II Primary Shares Subaccount	Federated Managed Tail Risk II Primary Shares Subaccount	Franklin Templeton Foreign Class 2 Shares Subaccount	Franklin Templeton Growth Class 2 Shares Subaccount
Net Assets as of December 31, 2015:	$2,892,277	$26,904,752	$3,420,079	$2,568,528	$2,131,546

Investment Income:
Reinvested Dividends	103,248	—	52,274	49,016	40,677
Investment Expense:
Mortality and Expense Risk and Administrative Charges	41,706	337,125	40,594	34,438	27,828

Net Investment Income (Loss)	61,542	(337,125)	11,680	14,578	12,849
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	1,750,844	—	43,902	78,235
Realized Gain (Loss) on Investments	(32,413)	744,982	(178,459)	(6,313)	73,967

Net Realized Capital Gains (Losses) on Investments	(32,413)	2,495,826	(178,459)	37,589	152,202
Net Change in Unrealized Appreciation (Depreciation)	183,063	(1,774,055)	(10,622)	84,534	(18,957)

Net Gain (Loss) on Investment	150,650	721,771	(189,081)	122,123	133,245
Net Increase (Decrease) in Net Assets Resulting from Operations	212,192	384,646	(177,401)	136,701	146,094

Increase (Decrease) in Net Assets from Contract Transactions	(69,133)	(2,878,490)	(584,585)	(228,686)	(310,959)

Total Increase (Decrease) in Net Assets	143,059	(2,493,844)	(761,986)	(91,985)	(164,865)

Net Assets as of December 31, 2016:	$3,035,336	$24,410,908	$2,658,093	$2,476,543	$1,966,681

Investment Income:
Reinvested Dividends	99,369	—	42,677	63,713	32,356
Investment Expense:
Mortality and Expense Risk and Administrative Charges	42,684	367,026	35,683	33,978	28,771

Net Investment Income (Loss)	56,685	(367,026)	6,994	29,735	3,585
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	2,770,808	—	—	—
Realized Gain (Loss) on Investments	(10,410)	1,021,484	(49,307)	54,619	96,407

Net Realized Capital Gains (Losses) on Investments	(10,410)	3,792,292	(49,307)	54,619	96,407
Net Change in Unrealized Appreciation (Depreciation)	13,408	2,758,870	272,908	263,643	214,077

Net Gain (Loss) on Investment	2,998	6,551,162	223,601	318,262	310,484
Net Increase (Decrease) in Net Assets Resulting from Operations	59,683	6,184,136	230,595	347,997	314,069

Increase (Decrease) in Net Assets from Contract Transactions	104,831	(2,411,172)	(327,239)	(487,712)	(206,647)

Total Increase (Decrease) in Net Assets	164,514	3,772,964	(96,644)	(139,715)	107,422

Net Assets as of December 31, 2017:	$3,199,850	$28,183,872	$2,561,449	$2,336,828	$2,074,103

See Accompanying Notes.

(1)	See Footnote 1

10

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

	Invesco V.I. American Franchise Series I Shares Subaccount	Invesco V.I. Comstock Series I Shares Subaccount	Invesco V.I. Core Equity Series I Shares Subaccount	Invesco V.I. International Growth Series I Shares Subaccount	Invesco V.I. Mid Cap Core Equity Series I Shares Subaccount
Net Assets as of December 31, 2015:	$20,973,901	$93,965,544	$47,914,819	$8,921,287	$3,574,789

Investment Income:
Reinvested Dividends	—	1,291,199	349,676	116,438	2,490
Investment Expense:
Mortality and Expense Risk and Administrative Charges	255,494	1,212,572	634,328	130,825	51,887

Net Investment Income (Loss)	(255,494)	78,627	(284,652)	(14,387)	(49,397)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,646,852	6,442,610	3,134,253	—	212,270
Realized Gain (Loss) on Investments	1,024,112	6,082,598	1,651,810	214,303	17,583

Net Realized Capital Gains (Losses) on Investments	2,670,964	12,525,208	4,786,063	214,303	229,853
Net Change in Unrealized Appreciation (Depreciation)	(2,403,834)	(608,488)	(588,660)	(370,931)	193,797

Net Gain (Loss) on Investment	267,130	11,916,720	4,197,403	(156,628)	423,650
Net Increase (Decrease) in Net Assets Resulting from Operations	11,636	11,995,347	3,912,751	(171,015)	374,253

Increase (Decrease) in Net Assets from Contract Transactions	(2,768,241)	(17,781,887)	(5,037,978)	(701,499)	(644,820)

Total Increase (Decrease) in Net Assets	(2,756,605)	(5,786,540)	(1,125,227)	(872,514)	(270,567)

Net Assets as of December 31, 2016:	$18,217,296	$88,179,004	$46,789,592	$8,048,773	$3,304,222

Investment Income:
Reinvested Dividends	15,765	1,872,515	484,858	118,158	17,281
Investment Expense:
Mortality and Expense Risk and Administrative Charges	273,321	1,209,068	641,472	132,465	50,424

Net Investment Income (Loss)	(257,556)	663,447	(156,614)	(14,307)	(33,143)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,537,651	3,646,858	2,428,648	—	66,913
Realized Gain (Loss) on Investments	1,330,225	5,544,401	2,036,894	323,188	89,875

Net Realized Capital Gains (Losses) on Investments	2,867,876	9,191,259	4,465,542	323,188	156,788
Net Change in Unrealized Appreciation (Depreciation)	1,835,492	3,246,437	904,781	1,283,956	281,633

Net Gain (Loss) on Investment	4,703,368	12,437,696	5,370,323	1,607,144	438,421
Net Increase (Decrease) in Net Assets Resulting from Operations	4,445,812	13,101,143	5,213,709	1,592,837	405,278

Increase (Decrease) in Net Assets from Contract Transactions	(2,438,048)	(10,680,271)	(5,212,429)	(1,144,092)	(595,290)

Total Increase (Decrease) in Net Assets	2,007,764	2,420,872	1,280	448,745	(190,012)

Net Assets as of December 31, 2017:	$20,225,060	$90,599,876	$46,790,872	$8,497,518	$3,114,210

See Accompanying Notes

(1)	See Footnote 1

11

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

Except as Noted

	Invesco V.I. Value Opportunities Series I Shares Subaccount	Janus Henderson - Enterprise Service Shares Subaccount	Janus Henderson - Forty Service Shares Subaccount	MFS® Growth Initial Class Subaccount	Oppenheimer Main Street® Service Shares Subaccount
Net Assets as of December 31, 2015:	$230,102	$505,058	$5,790,226	$69,353,786	$670,406

Investment Income:
Reinvested Dividends	942	3,665	46,271	28,227	6,019
Investment Expense:
Mortality and Expense Risk and Administrative Charges	3,334	7,321	76,647	887,407	9,738

Net Investment Income (Loss)	(2,392)	(3,656)	(30,376)	(859,180)	(3,719)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	70,208	39,208	688,414	3,850,529	83,950
Realized Gain (Loss) on Investments	5,310	36,615	(293,237)	5,075,355	23,958

Net Realized Capital Gains (Losses) on Investments	75,518	75,823	395,177	8,925,884	107,908
Net Change in Unrealized Appreciation (Depreciation)	(35,695)	(19,300)	(331,853)	(7,548,611)	(34,361)

Net Gain (Loss) on Investment	39,823	56,523	63,324	1,377,273	73,547
Net Increase (Decrease) in Net Assets Resulting from Operations	37,431	52,867	32,948	518,093	69,828

Increase (Decrease) in Net Assets from Contract Transactions	(2,975)	(3,485)	(384,260)	(7,432,555)	42,094

Total Increase (Decrease) in Net Assets	34,456	49,382	(351,312)	(6,914,462)	111,922

Net Assets as of December 31, 2016:	$264,558	$554,440	$5,438,914	$62,439,324	$782,328

Investment Income:
Reinvested Dividends	1,076	2,882	—	71,527	8,734
Investment Expense:
Mortality and Expense Risk and Administrative Charges	3,982	7,570	89,833	953,112	11,520

Net Investment Income (Loss)	(2,906)	(4,688)	(89,833)	(881,585)	(2,786)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	33,520	358,604	2,706,612	14,325
Realized Gain (Loss) on Investments	2,495	50,893	(104,173)	4,962,871	11,296

Net Realized Capital Gains (Losses) on Investments	2,495	84,413	254,431	7,669,483	25,621
Net Change in Unrealized Appreciation (Depreciation)	40,948	42,007	1,346,248	10,954,155	94,361

Net Gain (Loss) on Investment	43,443	126,420	1,600,679	18,623,638	119,982
Net Increase (Decrease) in Net Assets Resulting from Operations	40,537	121,732	1,510,846	17,742,053	117,196

Increase (Decrease) in Net Assets from Contract Transactions	(11,587)	(153,349)	(319,953)	(5,931,472)	11,935

Total Increase (Decrease) in Net Assets	28,950	(31,617)	1,190,893	11,810,581	129,131

Net Assets as of December 31, 2017:	$293,508	$522,823	$6,629,807	$74,249,905	$911,459

See Accompanying Notes.

(1)	See Footnote 1

12

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

	PIMCO CommodityRealReturn® Strategy Administrative Class Subaccount	PIMCO Low Duration Administrative Class Subaccount	PIMCO Real Return Administrative Class Subaccount	PIMCO Total Return Administrative Class Subaccount	Pioneer High Yield VCT Class II Shares Subaccount
Net Assets as of December 31, 2015:	$9,460,158	$56,687,517	$36,285,782	$250,105,414	$2,418,404

Investment Income:
Reinvested Dividends	102,538	807,229	774,926	4,871,311	113,043
Investment Expense:
Mortality and Expense Risk and Administrative Charges	140,403	811,555	520,401	3,312,364	34,510

Net Investment Income (Loss)	(37,865)	(4,326)	254,525	1,558,947	78,533
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	—
Realized Gain (Loss) on Investments	(2,334,521)	(230,625)	(808,227)	(1,513,094)	(78,602)

Net Realized Capital Gains (Losses) on Investments	(2,334,521)	(230,625)	(808,227)	(1,513,094)	(78,602)
Net Change in Unrealized Appreciation (Depreciation)	3,617,709	175,470	1,846,913	3,513,319	277,461

Net Gain (Loss) on Investment	1,283,188	(55,155)	1,038,686	2,000,225	198,859
Net Increase (Decrease) in Net Assets Resulting from Operations	1,245,323	(59,481)	1,293,211	3,559,172	277,392

Increase (Decrease) in Net Assets from Contract Transactions	(1,250,366)	(3,821,882)	(4,314,892)	(39,567,270)	(299,775)

Total Increase (Decrease) in Net Assets	(5,043)	(3,881,363)	(3,021,681)	(36,008,098)	(22,383)

Net Assets as of December 31, 2016:	$9,455,115	$52,806,154	$33,264,101	$214,097,316	$2,396,021

Investment Income:
Reinvested Dividends	997,327	700,748	783,732	4,265,842	115,266
Investment Expense:
Mortality and Expense Risk and Administrative Charges	136,458	785,443	495,539	2,991,582	38,168

Net Investment Income (Loss)	860,869	(84,695)	288,193	1,274,260	77,098
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	—
Realized Gain (Loss) on Investments	(1,757,769)	(253,454)	(713,913)	(518,308)	(62,279)

Net Realized Capital Gains (Losses) on Investments	(1,757,769)	(253,454)	(713,913)	(518,308)	(62,279)
Net Change in Unrealized Appreciation (Depreciation)	959,963	252,981	1,132,402	6,478,198	119,861

Net Gain (Loss) on Investment	(797,806)	(473)	418,489	5,959,890	57,582
Net Increase (Decrease) in Net Assets Resulting from Operations	63,063	(85,168)	706,682	7,234,150	134,680

Increase (Decrease) in Net Assets from Contract Transactions	(98,640)	(787,081)	(1,481,388)	(17,121,842)	413,810

Total Increase (Decrease) in Net Assets	(35,577)	(872,249)	(774,706)	(9,887,692)	548,490

Net Assets as of December 31, 2017:	$9,419,538	$51,933,905	$32,489,395	$204,209,624	$2,944,511

See Accompanying Notes.

(1)	See Footnote 1

13

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

	Pioneer Real Estate Shares VCT Class II Shares Subaccount	TA AB Dynamic Allocation Service Class Subaccount	TA Barrow Hanley Dividend Focused Service Class Subaccount	TA BlackRock Global Allocation Service Class Subaccount(1)	TA Janus Balanced Service Class Subaccount(1)
Net Assets as of December 31, 2015:	$2,392,081	$476,487	$32,071,221	$—	$—

Investment Income:
Reinvested Dividends	82,122	6,995	865,594	—	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	36,479	8,251	609,274	—	—

Net Investment Income (Loss)	45,643	(1,256)	256,320	—	—
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	450,172	—	—	—	—
Realized Gain (Loss) on Investments	(40,694)	7,920	188,146	—	—

Net Realized Capital Gains (Losses) on Investments	409,478	7,920	188,146	—	—
Net Change in Unrealized Appreciation (Depreciation)	(357,533)	(5,813)	5,142,428	—	—

Net Gain (Loss) on Investment	51,945	2,107	5,330,574	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	97,588	851	5,586,894	—	—

Increase (Decrease) in Net Assets from Contract Transactions	218,567	84,177	18,430,021	—	—

Total Increase (Decrease) in Net Assets	316,155	85,028	24,016,915	—	—

Net Assets as of December 31, 2016:	$2,708,236	$561,515	$56,088,136	$—	$—

Investment Income:
Reinvested Dividends	59,690	8,684	1,124,346	—	1,272
Investment Expense:
Mortality and Expense Risk and Administrative Charges	37,969	8,879	786,948	83	1,541

Net Investment Income (Loss)	21,721	(195)	337,398	(83)	(269)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	178,287	—	—	—	414
Realized Gain (Loss) on Investments	(151,469)	5,564	1,779,073	(27)	4,192

Net Realized Capital Gains (Losses) on Investments	26,818	5,564	1,779,073	(27)	4,606
Net Change in Unrealized Appreciation (Depreciation)	(430)	38,000	5,004,519	487	11,636

Net Gain (Loss) on Investment	26,388	43,564	6,783,592	460	16,242
Net Increase (Decrease) in Net Assets Resulting from Operations	48,109	43,369	7,120,990	377	15,973

Increase (Decrease) in Net Assets from Contract Transactions	(224,305)	(20,113)	(9,987,793)	28,420	251,976

Total Increase (Decrease) in Net Assets	(176,196)	23,256	(2,866,803)	28,797	267,949

Net Assets as of December 31, 2017:	$2,532,040	$584,771	$53,221,333	$28,797	$267,949

See Accompanying Notes.

(1)	See Footnote 1

14

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

	TA Janus Mid-Cap Growth Service Class Subaccount	TA Jennison Growth Initial Class Subaccount(1)	TA JPMorgan Enhanced Index Initial Class Subaccount(1)	TA Legg Mason Dynamic Allocation - Balanced Service Class Subaccount	TA Legg Mason Dynamic Allocation—Growth Service Class Subaccount
Net Assets as of December 31, 2015:	$25,164,595	$—	$—	$731,357	$267,453

Investment Income:
Reinvested Dividends	—	—	—	7,962	1,108
Investment Expense:
Mortality and Expense Risk and Administrative Charges	350,404	—	—	10,372	2,679

Net Investment Income (Loss)	(350,404)	—	—	(2,410)	(1,571)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,324,585	—	—	15,627	2,036
Realized Gain (Loss) on Investments	(431,375)	—	—	2,311	1,524

Net Realized Capital Gains (Losses) on Investments	1,893,210	—	—	17,938	3,560
Net Change in Unrealized Appreciation (Depreciation)	(2,478,659)	—	—	(30,189)	(4,510)

Net Gain (Loss) on Investment	(585,449)	—	—	(12,251)	(950)
Net Increase (Decrease) in Net Assets Resulting from Operations	(935,853)	—	—	(14,661)	(2,521)

Increase (Decrease) in Net Assets from Contract Transactions	(874,043)	—	—	35,226	(154,868)

Total Increase (Decrease) in Net Assets	(1,809,896)	—	—	20,565	(157,389)

Net Assets as of December 31, 2016:	$23,354,699	$—	$—	$751,922	$110,064

Investment Income:
Reinvested Dividends	—	—	—	6,942	1,505
Investment Expense:
Mortality and Expense Risk and Administrative Charges	356,763	7,114	4,870	8,988	2,032

Net Investment Income (Loss)	(356,763)	(7,114)	(4,870)	(2,046)	(527)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	157,680	—	—	—	—
Realized Gain (Loss) on Investments	45,377	9,902	1,262	(3,435)	7

Net Realized Capital Gains (Losses) on Investments	203,057	9,902	1,262	(3,435)	7
Net Change in Unrealized Appreciation (Depreciation)	5,835,277	147,312	98,428	63,669	17,355

Net Gain (Loss) on Investment	6,038,334	157,214	99,690	60,234	17,362
Net Increase (Decrease) in Net Assets Resulting from Operations	5,681,571	150,100	94,820	58,188	16,835

Increase (Decrease) in Net Assets from Contract Transactions	(5,059,499)	1,331,899	923,881	(227,245)	41,169

Total Increase (Decrease) in Net Assets	622,072	1,481,999	1,018,701	(169,057)	58,004

Net Assets as of December 31, 2017:	$23,976,771	$1,481,999	$1,018,701	$582,865	$168,068

See Accompanying Notes.

(1)	See Footnote 1

15

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

	TA Managed Risk - Balanced ETF Service Class Subaccount	TA Managed Risk - Conservative ETF Service Class Subaccount	TA Managed Risk - Growth ETF Service Class Subaccount	TA Market Participation Strategy Service Class Subaccount
Net Assets as of December 31, 2015:	$4,018,958	$1,400,630	$2,221,748	$—

Investment Income:
Reinvested Dividends	70,063	40,211	24,580	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	52,641	27,622	24,806	—

Net Investment Income (Loss)	17,422	12,589	(226)	—
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	34,381	22,505	—	—
Realized Gain (Loss) on Investments	(131,018)	(23,883)	(194,399)	—

Net Realized Capital Gains (Losses) on Investments	(96,637)	(1,378)	(194,399)	—
Net Change in Unrealized Appreciation (Depreciation)	184,368	24,012	254,875	—

Net Gain (Loss) on Investment	87,731	22,634	60,476	—
Net Increase (Decrease) in Net Assets Resulting from Operations	105,153	35,223	60,250	—

Increase (Decrease) in Net Assets from Contract Transactions	(936,423)	1,079,329	(741,406)	—

Total Increase (Decrease) in Net Assets	(831,270)	1,114,552	(681,156)	—

Net Assets as of December 31, 2016:	$3,187,688	$2,515,182	$1,540,592	$—

Investment Income:
Reinvested Dividends	53,414	51,186	51,555	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	44,058	38,533	33,070	58

Net Investment Income (Loss)	9,356	12,653	18,485	(58)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—
Realized Gain (Loss) on Investments	(13,206)	868	(17,052)	1

Net Realized Capital Gains (Losses) on Investments	(13,206)	868	(17,052)	1
Net Change in Unrealized Appreciation (Depreciation)	371,891	247,685	375,270	727

Net Gain (Loss) on Investment	358,685	248,553	358,218	728
Net Increase (Decrease) in Net Assets Resulting from Operations	368,041	261,206	376,703	670

Increase (Decrease) in Net Assets from Contract Transactions	302,825	667,186	1,796,817	19,129

Total Increase (Decrease) in Net Assets	670,866	928,392	2,173,520	19,799

Net Assets as of December 31, 2017:	$3,858,554	$3,443,574	$3,714,112	$19,799

See Accompanying Notes.

(1)	See Footnote 1

16

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

	TA MFS International Equity Initial Class Subaccount(1)	TA Multi-Managed Balanced Service Class Subaccount(1)	TA PIMCO Tactical - Balanced Service Class Subaccount	TA PIMCO Tactical - Conservative Service Class Subaccount	TA PIMCO Tactical - Growth Service Class Subaccount
Net Assets as of December 31, 2015:	$—	$—	$235,354	$284,972	$126,158

Investment Income:
Reinvested Dividends	—	—	676	2,336	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	—	—	3,384	7,329	1,818

Net Investment Income (Loss)	—	—	(2,708)	(4,993)	(1,818)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	—
Realized Gain (Loss) on Investments	—	—	(259)	971	(268)

Net Realized Capital Gains (Losses) on Investments	—	—	(259)	971	(268)
Net Change in Unrealized Appreciation (Depreciation)	—	—	11,918	21,682	7,906

Net Gain (Loss) on Investment	—	—	11,659	22,653	7,638
Net Increase (Decrease) in Net Assets Resulting from Operations	—	—	8,951	17,660	5,820

Increase (Decrease) in Net Assets from Contract Transactions	—	—	49,932	423,435	104,726

Total Increase (Decrease) in Net Assets	—	—	58,883	441,095	110,546

Net Assets as of December 31, 2016:	$—	$—	$294,237	$726,067	$236,704

Investment Income:
Reinvested Dividends	—	—	1,369	10,023	1,100
Investment Expense:
Mortality and Expense Risk and Administrative Charges	149,428	192	5,966	10,518	3,563

Net Investment Income (Loss)	(149,428)	(192)	(4,597)	(495)	(2,463)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	22,438	24,481	8,656
Realized Gain (Loss) on Investments	52,360	5	4,148	9,922	270

Net Realized Capital Gains (Losses) on Investments	52,360	5	26,586	34,403	8,926
Net Change in Unrealized Appreciation (Depreciation)	1,869,267	1,977	23,027	32,212	26,498

Net Gain (Loss) on Investment	1,921,627	1,982	49,613	66,615	35,424
Net Increase (Decrease) in Net Assets Resulting from Operations	1,772,199	1,790	45,016	66,120	32,961

Increase (Decrease) in Net Assets from Contract Transactions	29,474,388	69,284	232,074	173,575	12,921

Total Increase (Decrease) in Net Assets	31,246,587	71,074	277,090	239,695	45,882

Net Assets as of December 31, 2017:	$31,246,587	$71,074	$571,327	$965,762	$282,586

See Accompanying Notes.

(1)	See Footnote 1

17

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

	TA QS Investors Active Asset Allocation - Conservative Service Class Subaccount	TA QS Investors Active Asset Allocation - Moderate Service Class Subaccount	TA QS Investors Active Asset Allocation - Moderate Growth Service Class Subaccount	TA Small/Mid Cap Value Service Class Subaccount
Net Assets as of December 31, 2015:	$1,858,821	$1,825,265	$1,172,503	$39,624,524

Investment Income:
Reinvested Dividends	24,526	23,807	15,109	206,069
Investment Expense:
Mortality and Expense Risk and Administrative Charges	27,417	23,885	18,485	573,846

Net Investment Income (Loss)	(2,891)	(78)	(3,376)	(367,777)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	3,973,744
Realized Gain (Loss) on Investments	(9,492)	(21,060)	(7,954)	(304,382)

Net Realized Capital Gains (Losses) on Investments	(9,492)	(21,060)	(7,954)	3,669,362
Net Change in Unrealized Appreciation (Depreciation)	29,214	35,678	22,181	3,491,291

Net Gain (Loss) on Investment	19,722	14,618	14,227	7,160,653
Net Increase (Decrease) in Net Assets Resulting from Operations	16,831	14,540	10,851	6,792,876

Increase (Decrease) in Net Assets from Contract Transactions	879,555	(624,305)	229,850	(5,099,056)

Total Increase (Decrease) in Net Assets	896,386	(609,765)	240,701	1,693,820

Net Assets as of December 31, 2016:	$2,755,207	$1,215,500	$1,413,204	$41,318,344

Investment Income:
Reinvested Dividends	52,217	19,735	20,624	364,700
Investment Expense:
Mortality and Expense Risk and Administrative Charges	39,652	19,252	21,464	571,267

Net Investment Income (Loss)	12,565	483	(840)	(206,567)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	3,441,853
Realized Gain (Loss) on Investments	(239)	(6,520)	(189)	493,619

Net Realized Capital Gains (Losses) on Investments	(239)	(6,520)	(189)	3,935,472
Net Change in Unrealized Appreciation (Depreciation)	272,955	194,484	273,749	1,179,344

Net Gain (Loss) on Investment	272,716	187,964	273,560	5,114,816
Net Increase (Decrease) in Net Assets Resulting from Operations	285,281	188,447	272,720	4,908,249

Increase (Decrease) in Net Assets from Contract Transactions	112,634	916,513	96,281	(6,937,807)

Total Increase (Decrease) in Net Assets	397,915	1,104,960	369,001	(2,029,558)

Net Assets as of December 31, 2017:	$3,153,122	$2,320,460	$1,782,205	$39,288,786

See Accompanying Notes.

(1)	See Footnote 1

18

Transamerica Advisors Life Insurancy Company

Merrill Lynch Life Variable Annuity Separate Account A

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

	TA T. Rowe Price Small Cap Initial Class Subaccount(1)	TA TS&W International Equity Service Class Subaccount(1)	TA WMC US Growth Service Class Subaccount	Wanger International Subaccount	Wanger USA Subaccount
Net Assets as of December 31, 2015:	$—	$—	$40,561,314	$31,956,608	$14,063,092

Investment Income:
Reinvested Dividends	—	—	66,670	341,680	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	—	—	574,450	447,631	203,890

Net Investment Income (Loss)	—	—	(507,780)	(105,951)	(203,890)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	1,627,500	2,426,073	3,860,790
Realized Gain (Loss) on Investments	—	—	103,830	(1,670,509)	(577,933)

Net Realized Capital Gains (Losses) on Investments	—	—	1,731,330	755,564	3,282,857
Net Change in Unrealized Appreciation (Depreciation)	—	—	(887,531)	(1,433,616)	(1,486,811)

Net Gain (Loss) on Investment	—	—	843,799	(678,052)	1,796,046
Net Increase (Decrease) in Net Assets Resulting from Operations	—	—	336,019	(784,003)	1,592,156

Increase (Decrease) in Net Assets from Contract Transactions	—	—	(3,198,183)	(3,420,237)	(1,195,985)

Total Increase (Decrease) in Net Assets	—	—	(2,862,164)	(4,204,240)	396,171

Net Assets as of December 31, 2016:	$—	$—	$37,699,150	$27,752,368	$14,459,263

Investment Income:
Reinvested Dividends	—	—	80,080	362,644	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	60,911	22,692	626,563	457,221	206,586

Net Investment Income (Loss)	(60,911)	(22,692)	(546,483)	(94,577)	(206,586)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	932,222	227,146	2,234,023
Realized Gain (Loss) on Investments	57,500	5,519	1,336,985	(1,979,093)	(878,133)

Net Realized Capital Gains (Losses) on Investments	57,500	5,519	2,269,207	(1,751,947)	1,355,890
Net Change in Unrealized Appreciation (Depreciation)	1,275,844	321,928	8,750,681	10,171,850	1,131,968

Net Gain (Loss) on Investment	1,333,344	327,447	11,019,888	8,419,903	2,487,858
Net Increase (Decrease) in Net Assets Resulting from Operations	1,272,433	304,755	10,473,405	8,325,326	2,281,272

Increase (Decrease) in Net Assets from Contract Transactions	9,801,516	4,548,921	2,916,023	(5,199,626)	(3,341,582)

Total Increase (Decrease) in Net Assets	11,073,949	4,853,676	13,389,428	3,125,700	(1,060,310)

Net Assets as of December 31, 2017:	$11,073,949	$4,853,676	$51,088,578	$30,878,068	$13,398,953

See Accompanying Notes.

(1)	See Footnote 1

19

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2017

1. Organization

Merrill Lynch Life Variable Annuity Separate Account A (the Separate Account) is a segregated investment account of Transamerica Advisors Life Insurance Company (TALIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. TALIC and the Separate Account are regulated by the Securities and Exchange Commission. The assets and liabilities of the Separate Account are clearly identified and distinguished from TALIC’s other assets and liabilities. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of Merrill Lynch Investor Choice Annuity®, Merrill Lynch Retirement Plus®, Merrill Lynch Retirement Power®, and Merrill Lynch Retirement Optimizer.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
AB Variable Products Series Fund, Inc.	AB Variable Products Series Fund, Inc.
AB Global Thematic Growth Class A Shares	AB Global Thematic Growth Portfolio Class A Shares
AB Growth and Income Class A Shares	AB Growth and Income Portfolio Class A Shares
AB International Value Class A Shares	AB International Value Portfolio Class A Shares
AB Large Cap Growth Class A Shares	AB Large Cap Growth Portfolio Class A Shares
AB Small/Mid Cap Value Class A Shares	AB Small/Mid Cap Value Portfolio Class A Shares
AB Value Class A Shares	AB Value Portfolio Class A Shares
American Century Variable Series Funds, Inc.	American Century Variable Series Funds, Inc.
American Century VP Ultra® Class I Shares	American Century VP Ultra® Fund Class I Shares
American Funds Insurance Series ®	American Funds Insurance Series ®
American Funds—Asset Allocation Class 2 Shares	American Funds—Asset Allocation Fund Class 2 Shares
American Funds—Bond Class 2 Shares	American Funds—Bond Fund Class 2 Shares
American Funds—Growth Class 2 Shares	American Funds—Growth Fund Class 2 Shares
American Funds—Growth-Income Class 2 Shares	American Funds—Growth-Income Fund Class 2 Shares
American Funds—International Class 2 Shares	American Funds—International Fund Class 2 Shares
BlackRock Funds, Inc.	BlackRock Funds, Inc.
BlackRock Advantage Large Cap Core V.I. Class I Shares	BlackRock Advantage Large Cap Core V.I. Fund Class I Shares
BlackRock Advantage Large Cap Value V.I. Class I Shares	BlackRock Advantage Large Cap Value V.I. Fund Class I Shares
BlackRock Advantage U.S. Total Market V.I. Class I Shares	BlackRock Advantage U.S. Total Market V.I. Fund Class I Shares
BlackRock Basic Value V.I. Class I Shares	BlackRock Basic Value V.I. Fund Class I
BlackRock Capital Appreciation V.I. Class I Shares	BlackRock Capital Appreciation V.I. Fund Class I
BlackRock Equity Dividend V.I. Class I Shares	BlackRock Equity Dividend V.I. Fund Class I Shares
BlackRock Global Allocation V.I. Class I Shares	BlackRock Global Allocation V.I. Fund Class I Shares
BlackRock Global Opportunities V.I. Class I Shares	BlackRock Global Opportunities V.I. Fund Class I Shares
BlackRock Global Opportunities V.I. Class III Shares	BlackRock Global Opportunities V.I. Class III Shares
BlackRock Government Money Market V.I. Class I Shares	BlackRock Government Money Markety V.I. Fund Class I Shares
BlackRock High Yield V.I. Class I Shares	BlackRock High Yield V.I. Fund Class I Shares
BlackRock International V.I. Class I Shares	BlackRock International V.I. Fund Class I Shares
BlackRock Large Cap Focus Growth V.I. Class I Shares	BlackRock Large Cap Focus Growth V.I. Fund Class I Shares
BlackRock Managed Volatility V.I. Class I Shares	BlackRock Managed Volatility V.I. Fund Class I Shares
BlackRock S&P 500 Index V.I. Class I Shares	BlackRock S&P 500 Index V.I. Fund Class I Shares
BlackRock Total Return V.I. Class I Shares	BlackRock Total Return V.I. Fund Class I

20

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2017

1. Organization (continued)

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund
BlackRock Funds, Inc.	BlackRock Funds, Inc.
BlackRock U.S. Government Bond V.I. Class I Shares	BlackRock U.S. Government Bond V.I. Fund Class I Shares
Davis Variable Account Fund, Inc.	Davis Variable Account Fund, Inc.
Davis Value	Davis Value Portfolio
Eaton Vance Variable Trust	Eaton Vance Variable Trust
Eaton Vance VT Floating-Rate Income	Eaton Vance VT Floating-Rate Income Fund
Federated Insurance Series	Federated Insurance Series
Federated Kaufmann II Primary Shares	Federated Kaufmann Fund II Primary Shares
Federated Managed Tail Risk II Primary Shares	Federated Managed Tail Risk Fund II Primary Shares
Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust
Franklin Templeton Foreign Class 2 Shares	Franklin Templeton Foreign Fund Class 2
Franklin Templeton Growth Class 2 Shares	Franklin Templeton Growth Fund Class 2
AIM Variable Insurance Funds- (Invesco Variable Insurance)	AIM Variable Insurance Funds- (Invesco Variable Insurance)
Invesco V.I. American Franchise Series I Shares	Invesco V.I. American Franchise Fund Series I Shares
Invesco V.I. Comstock Series I Shares	Invesco V.I. Comstock Fund Series I Shares
Invesco V.I. Core Equity Series I Shares	Invesco V.I. Core Equity Fund Series I Shares
Invesco V.I. International Growth Series I Shares	Invesco V.I. International Growth Fund Series I Shares
Invesco V.I. Mid Cap Core Equity Series I Shares	Invesco V.I. Mid Cap Core Equity Fund Series I Shares
Invesco V.I. Value Opportunities Series I Shares	Invesco V.I. Value Opportunities Fund Series I Shares
Janus Aspen Series	Janus Aspen Series
Janus Henderson—Enterprise Service Shares	Janus Henderson—Enterprise Portfolio Service Shares
Janus Henderson—Forty Service Shares	Janus Henderson—Forty Portfolio Service Shares
MFS® Variable Insurance Trust	MFS® Variable Insurance Trust
MFS® Growth Initial Class	MFS® Growth Series Initial Class
Oppenheimer Variable Account Funds	Oppenheimer Variable Account Funds
Oppenheimer Main Street® Service Shares	Oppenheimer Main Street Service Fund®/VA Class
PIMCO Variable Insurance Trust	PIMCO Variable Insurance Trust
PIMCO CommodityRealReturn® Strategy Administrative Class	PIMCO CommodityRealReturn® Strategy Administrative Portfolio Class
PIMCO Low Duration Administrative Class	PIMCO Low Duration Administrative Portfolio Class
PIMCO Real Return Administrative Class	PIMCO Real Return Administrative Portfolio Class
PIMCO Total Return Administrative Class	PIMCO Total Return Administrative Portfolio Class
Pioneer Variable Contracts Trust	Pioneer Variable Contracts Trust
Pioneer High Yield VCT Class II Shares	Pioneer High Yield VCT Portfolio Class II Shares
Pioneer Variable Contracts Trust	Pioneer Variable Contracts Trust
Pioneer Real Estate Shares VCT Class II Shares	Pioneer Real Estate Shares VCT Portfolio Class II Shares
Transamerica Series Trust	Transamerica Series Trust
TA AB Dynamic Allocation Service Class	Transamerica AB Dynamic Allocation VP Service Class
TA Barrow Hanley Dividend Focused Service Class	Transamerica Barrow Hanley Dividend Focused VP Service Class
TA BlackRock Global Allocation Service Class	Transamerica BlackRock Global Allocation VP Service Class
TA Janus Balanced Service Class	Transamerica Janus Balanced VP Service Class
TA Janus Mid-Cap Growth Service Class	Transamerica Janus Mid-Cap Growth VP Service Class
TA Jennison Growth Initial Class	Transamerica Jennison Growth VP Initial Class
TA JPMorgan Enhanced Index Initial Class	Transamerica JPMorgan Enhanced Index VP Initial Class

21

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2017

1. Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Transamerica Series Trust	Transamerica Series Trust
TA Legg Mason Dynamic Allocation—Balanced Service Class	Transamerica Legg Mason Dynamic Allocation—Balanced VP Service Class
TA Legg Mason Dynamic Allocation—Growth Service Class	Transamerica Legg Mason Dynamic Allocation—Growth VP Service Class
TA Managed Risk—Balanced ETF Service Class	Transamerica Managed Risk—Balanced ETF VP Service Class
TA Managed Risk—Conservative ETF Service Class	Transamerica Managed Risk—Conservative ETF VP Service Class
TA Managed Risk—Growth ETF Service Class	Transamerica Managed Risk—Growth ETF VP Service Class
TA Market Participation Strategy Service Class	Transamerica Market Paticipation Strategy VP Service Class
TA MFS International Equity Initial Class	Transamerica MFS International Equity VP Initial Class
TA Multi-Managed Balanced Service Class	Transamerica Multi-Managed Balanced VP Service Class
TA PIMCO Tactical—Balanced Service Class	Transamerica PIMCO Tactical—Balanced VP Service Class
TA PIMCO Tactical—Conservative Service Class	Transamerica PIMCO Tactical—Conservative VP Service Class
TA PIMCO Tactical—Growth Service Class	Transamerica PIMCO Tactical—Growth VP Service Class
TA QS Investors Active Asset Allocation—Conservative Service Class	Transamerica QS Investors Active Asset Allocation—Conservative VP Service Class
TA QS Investors Active Asset Allocation—Moderate Service Class	Transamerica QS Investors Active Asset Allocation—Moderate VP Service Class
TA QS Investors Active Asset Allocation—Moderate Growth Service Class	Transamerica QS Investors Active Asset Allocation—Moderate Growth VP Service Class
TA Small/Mid Cap Value Service Class	Transamerica Small/Mid Cap Value VP Service Class
TA T. Rowe Price Small Cap Initial Class	Transamerica T. Rowe Price Small Cap VP Initial Class
TA TS&W International Equity Service Class	Transamerica TS&W International Equity VP Service Class
TA WMC US Growth Service Class	Transamerica WMC US Growth VP Service Class
Wanger Advisors Trust	Wanger Advisors Trust
Wanger International	Wanger International
Wanger USA	Wanger USA

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
TA Jennison Growth Initial Class	August 18, 2017
TA JPMorgan Enhanced Index Initial Class	August 18, 2017
TA MFS International Equity Initial Class	August 18, 2017
TA T. Rowe Price Small Cap Initial Class	August 18, 2017
TA TS&W International Equity Service Class	August 18, 2017
TA BlackRock Global Allocation Service Class	March 27, 2017
TA Janus Balanced Service Class	March 27, 2017
TA Multi-Managed Balanced Service Class	March 27, 2017
TA Barrow Hanley Dividend Focused Service Class	February 5, 2014

22

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2017

1. Organization (continued)

During the current year the following subaccounts were removed as available investment options to contract owners and subsequently replaced and reinvested:

Reinvested Subaccount	Removed Subaccount
TA Jennison Growth Initial Class	Oppenheimer Capital Appreciation Service Shares
TA JPMorgan Enhanced Index Initial Class	Pioneer Fund VCT Class II Shares
TA MFS International Equity Initial Class	American Century VP International Class I Shares
TA T. Rowe Price Small Cap Initial Class	Columbia—Select Smaller-Cap Value Class 1 Shares
TA T. Rowe Price Small Cap Initial Class	Oppenheimer Main Street Small Cap® Service Shares
TA TS&W International Equity Service Class	Pioneer Emerging Markets VCT Class II Shares
TA WMC US Growth Service Class	Dreyfus VIF Appreciation Service Shares

The transfers from the removed and liquidated subaccounts to the reinvested subaccounts for the period ended December 31, 2017 are reflected in the Statements of Changes in Net Assets within Increase (Decrease) in Net Assets from Contract Transactions and purchases and sales in Footnote 3.

The following subaccount name changes were made effective during the fiscal year ended December 31, 2017:

Subaccount	Formerly
BlackRock Advantage Large Cap Core V.I. Class I Shares	BlackRock Large Cap Core V.I. Class I Shares
BlackRock Advantage Large Cap Value V.I. Class I Shares	BlackRock Large Cap Value V.I. Class I Shares
BlackRock Advantage U.S. Total Market V.I. Class I Shares	BlackRock Value Opportunities V.I. Class I Shares
BlackRock Large Cap Focus Growth V.I. Class I Shares	BlackRock Large Cap Growth V.I. Class I Shares
Janus Henderson—Enterprise Service Shares	Janus Aspen—Enterprise Service Shares
Janus Henderson—Forty Service Shares	Janus Aspen—Forty Service Shares

23

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2017

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2017.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2017.

24

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2017

3. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2017 were as follows:

Subaccount	Purchases	Sales
AB Global Thematic Growth Class A Shares	$1,773,715	$671,590
AB Growth and Income Class A Shares	971,112	1,633,905
AB International Value Class A Shares	469,499	305,210
AB Large Cap Growth Class A Shares	6,322,883	12,640,491
AB Small/Mid Cap Value Class A Shares	1,042,823	1,148,492
AB Value Class A Shares	246,562	392,508
American Century VP Ultra® Class I Shares	2,237,115	979,811
American Funds—Asset Allocation Class 2 Shares	1,418,555	1,551,826
American Funds—Bond Class 2 Shares	1,628,821	2,338,806
American Funds—Growth Class 2 Shares	6,607,520	8,634,612
American Funds—Growth-Income Class 2 Shares	2,924,933	3,251,929
American Funds—International Class 2 Shares	6,514,170	18,554,614
BlackRock Advantage Large Cap Core V.I. Class I Shares	46,312,598	23,816,216
BlackRock Advantage Large Cap Value V.I. Class I Shares	23,412,996	10,448,241
BlackRock Advantage U.S. Total Market V.I. Class I Shares	28,448,336	18,070,331
BlackRock Basic Value V.I. Class I Shares	16,659,793	32,957,413
BlackRock Capital Appreciation V.I. Class I Shares	17,793,644	23,593,737
BlackRock Equity Dividend V.I. Class I Shares	1,014,999	2,544,906
BlackRock Global Allocation V.I. Class I Shares	13,911,796	58,741,760
BlackRock Global Opportunities V.I. Class I Shares	3,246,036	10,809,420
BlackRock Global Opportunities V.I. Class III Shares	401,216	635,669
BlackRock Government Money Market V.I. Class I Shares	21,101,153	30,915,999
BlackRock High Yield V.I. Class I Shares	8,169,836	14,643,076
BlackRock International V.I. Class I Shares	4,497,788	9,190,416
BlackRock Large Cap Focus Growth V.I. Class I Shares	14,864,661	12,226,515
BlackRock Managed Volatility V.I. Class I Shares	671,461	2,457,637
BlackRock S&P 500 Index V.I. Class I Shares	17,962,321	24,310,326
BlackRock Total Return V.I. Class I Shares	11,872,157	18,154,331
BlackRock U.S. Government Bond V.I. Class I Shares	3,322,913	9,510,489
Davis Value	8,230,777	10,518,882
Eaton Vance VT Floating-Rate Income	1,461,118	1,299,562
Federated Kaufmann II Primary Shares	4,526,015	4,533,429
Federated Managed Tail Risk II Primary Shares	212,624	532,866
Franklin Templeton Foreign Class 2 Shares	123,398	581,375
Franklin Templeton Growth Class 2 Shares	147,721	350,783
Invesco V.I. American Franchise Series I Shares	2,180,314	3,338,077

25

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2017

3. Investments (continued)

Subaccount	Purchases	Sales
Invesco V.I. Comstock Series I Shares	$9,002,433	$15,372,393
Invesco V.I. Core Equity Series I Shares	3,720,680	6,661,078
Invesco V.I. International Growth Series I Shares	297,911	1,456,318
Invesco V.I. Mid Cap Core Equity Series I Shares	292,509	854,028
Invesco V.I. Value Opportunities Series I Shares	1,076	15,569
Janus Henderson—Enterprise Service Shares	120,572	245,084
Janus Henderson—Forty Service Shares	1,812,245	1,863,430
MFS® Growth Initial Class	5,156,162	9,262,607
Oppenheimer Main Street® Service Shares	87,262	63,791
PIMCO CommodityRealReturn® Strategy Administrative Class	2,296,630	1,534,401
PIMCO Low Duration Administrative Class	7,615,587	8,487,422
PIMCO Real Return Administrative Class	4,473,512	5,666,561
PIMCO Total Return Administrative Class	16,848,470	32,696,230
Pioneer High Yield VCT Class II Shares	1,046,365	555,422
Pioneer Real Estate Shares VCT Class II Shares	650,255	674,552
TA AB Dynamic Allocation Service Class	39,476	59,785
TA Barrow Hanley Dividend Focused Service Class	2,397,060	12,047,444
TA BlackRock Global Allocation Service Class	34,243	5,906
TA Janus Balanced Service Class	381,525	129,403
TA Janus Mid-Cap Growth Service Class	646,360	5,904,947
TA Jennison Growth Initial Class	1,454,632	129,847
TA JPMorgan Enhanced Index Initial Class	940,074	21,064
TA Legg Mason Dynamic Allocation—Balanced Service Class	154,615	383,907
TA Legg Mason Dynamic Allocation—Growth Service Class	43,560	2,918
TA Managed Risk—Balanced ETF Service Class	652,705	340,434
TA Managed Risk—Conservative ETF Service Class	1,234,517	554,680
TA Managed Risk—Growth ETF Service Class	2,163,377	348,073
TA Market Participation Strategy Service Class	19,129	58
TA MFS International Equity Initial Class	30,752,291	1,427,327
TA Multi-Managed Balanced Service Class	69,463	371
TA PIMCO Tactical—Balanced Service Class	372,109	122,195
TA PIMCO Tactical—Conservative Service Class	319,678	122,118
TA PIMCO Tactical—Growth Service Class	43,800	24,686
TA QS Investors Active Asset Allocation—Conservative Service Class	206,959	81,759
TA QS Investors Active Asset Allocation—Moderate Service Class	1,056,187	139,189
TA QS Investors Active Asset Allocation—Moderate Growth Service Class	135,020	39,579

26

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2017

3. Investments (continued)

Subaccount	Purchases	Sales
TA Small/Mid Cap Value Service Class	$5,704,937	$9,407,454
TA T. Rowe Price Small Cap Initial Class	10,526,531	785,926
TA TS&W International Equity Service Class	4,710,244	184,014
TA WMC US Growth Service Class	13,057,530	9,755,770
Wanger International	3,493,905	8,560,966
Wanger USA	2,438,890	3,753,037

27

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

4. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2017			Year Ended December 31, 2016
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
AB Global Thematic Growth Class A Shares	158,524	(59,289)	99,235	58,040	(198,940)	(140,900)
AB Growth and Income Class A Shares	9,942	(68,207)	(58,265)	8,753	(85,492)	(76,739)
AB International Value Class A Shares	54,949	(37,083)	17,866	49,827	(69,822)	(19,995)
AB Large Cap Growth Class A Shares	51,000	(363,180)	(312,180)	23,025	(377,918)	(354,893)
AB Small/Mid Cap Value Class A Shares	29,930	(41,104)	(11,174)	25,131	(36,954)	(11,823)
AB Value Class A Shares	13,826	(23,156)	(9,330)	18,627	(16,455)	2,172
American Century VP Ultra® Class I Shares	83,010	(40,035)	42,975	35,286	(63,696)	(28,410)
American Funds—Asset Allocation Class 2 Shares	31,675	(66,201)	(34,526)	71,147	(103,579)	(32,432)
American Funds—Bond Class 2 Shares	114,751	(184,034)	(69,283)	111,248	(154,293)	(43,045)
American Funds—Growth Class 2 Shares	121,534	(316,096)	(194,562)	69,365	(214,361)	(144,996)
American Funds—Growth-Income Class 2 Shares	61,578	(135,085)	(73,507)	31,802	(167,127)	(135,325)
American Funds—International Class 2 Shares	267,545	(892,739)	(625,194)	184,958	(1,119,753)	(934,795)
BlackRock Advantage Large Cap Core V.I. Class I Shares	39,426	(405,034)	(365,608)	64,548	(498,932)	(434,384)
BlackRock Advantage Large Cap Value V.I. Class I Shares	143,742	(386,603)	(242,861)	74,017	(438,575)	(364,558)
BlackRock Advantage U.S. Total Market V.I. Class I Shares	39,577	(251,635)	(212,058)	35,635	(248,671)	(213,036)
BlackRock Basic Value V.I. Class I Shares	205,048	(735,112)	(530,064)	87,703	(1,104,121)	(1,016,418)
BlackRock Capital Appreciation V.I. Class I Shares	190,968	(1,148,740)	(957,772)	282,281	(1,076,534)	(794,253)
BlackRock Equity Dividend V.I. Class I Shares	3,581	(43,269)	(39,688)	3,160	(46,280)	(43,120)
BlackRock Global Allocation V.I. Class I Shares	187,998	(1,672,286)	(1,484,288)	195,693	(1,716,514)	(1,520,821)
BlackRock Global Opportunities V.I. Class I Shares	35,565	(521,330)	(485,765)	22,012	(173,982)	(151,970)
BlackRock Global Opportunities V.I. Class III Shares	21,688	(55,414)	(33,726)	36,979	(25,653)	11,326
BlackRock Government Money Market V.I. Class I Shares	1,845,589	(2,520,912)	(675,323)	1,863,813	(2,385,497)	(521,684)
BlackRock High Yield V.I. Class I Shares	139,692	(428,984)	(289,292)	65,240	(462,558)	(397,318)
BlackRock International V.I. Class I Shares	248,956	(428,801)	(179,845)	59,983	(537,366)	(477,383)
BlackRock Large Cap Focus Growth V.I. Class I Shares	108,328	(532,695)	(424,367)	119,323	(580,320)	(460,997)
BlackRock Managed Volatility V.I. Class I Shares	21,730	(89,102)	(67,372)	14,413	(85,427)	(71,014)
BlackRock S&P 500 Index V.I. Class I Shares	367,748	(750,240)	(382,492)	364,500	(558,443)	(193,943)

28

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2017			Year Ended December 31, 2016
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
BlackRock Total Return V.I. Class I Shares	541,636	(909,157)	(367,521)	1,524,176	(1,028,020)	496,156
BlackRock U.S. Government Bond V.I. Class I Shares	117,944	(452,191)	(334,247)	179,131	(633,935)	(454,804)
Davis Value	101,786	(485,810)	(384,024)	133,834	(660,587)	(526,753)
Eaton Vance VT Floating-Rate Income	100,351	(93,004)	7,347	46,120	(51,415)	(5,295)
Federated Kaufmann II Primary Shares	70,445	(165,603)	(95,158)	66,700	(204,827)	(138,127)
Federated Managed Tail Risk II Primary Shares	14,007	(41,668)	(27,661)	31,548	(81,633)	(50,085)
Franklin Templeton Foreign Class 2 Shares	3,676	(33,001)	(29,325)	2,005	(17,718)	(15,713)
Franklin Templeton Growth Class 2 Shares	7,136	(19,689)	(12,553)	6,967	(28,919)	(21,952)
Invesco V.I. American Franchise Series I Shares	37,648	(188,598)	(150,950)	3,594	(229,618)	(226,024)
Invesco V.I. Comstock Series I Shares	168,662	(667,624)	(498,962)	118,579	(1,127,090)	(1,008,511)
Invesco V.I. Core Equity Series I Shares	47,967	(335,453)	(287,486)	35,344	(349,355)	(314,011)
Invesco V.I. International Growth Series I Shares	12,918	(94,390)	(81,472)	58,122	(116,142)	(58,020)
Invesco V.I. Mid Cap Core Equity Series I Shares	10,575	(39,780)	(29,205)	11,440	(47,856)	(36,416)
Invesco V.I. Value Opportunities Series I Shares	—	(742)	(742)	1,176	(1,432)	(256)
Janus Henderson—Enterprise Service Shares	3,501	(10,224)	(6,723)	11,611	(11,789)	(178)
Janus Henderson—Forty Service Shares	65,589	(79,218)	(13,629)	83,062	(102,722)	(19,660)
MFS® Growth Initial Class	81,611	(311,540)	(229,929)	101,206	(426,851)	(325,645)
Oppenheimer Main Street® Service Shares	2,866	(2,385)	481	9,093	(6,855)	2,238
PIMCO CommodityRealReturn® Strategy Administrative Class	206,850	(221,527)	(14,677)	136,739	(329,825)	(193,086)
PIMCO Low Duration Administrative Class	584,203	(650,645)	(66,442)	269,456	(589,077)	(319,621)
PIMCO Real Return Administrative Class	276,315	(384,692)	(108,377)	109,319	(431,951)	(322,632)
PIMCO Total Return Administrative Class	804,267	(1,771,524)	(967,257)	469,771	(2,879,070)	(2,409,299)
Pioneer High Yield VCT Class II Shares	53,470	(29,842)	23,628	7,702	(26,445)	(18,743)
Pioneer Real Estate Shares VCT Class II Shares	23,505	(36,154)	(12,649)	36,136	(24,041)	12,095
TA AB Dynamic Allocation Service Class	2,810	(4,660)	(1,850)	17,473	(9,454)	8,019
TA Barrow Hanley Dividend Focused Service Class	100,451	(883,508)	(783,057)	2,099,839	(472,422)	1,627,417
TA BlackRock Global Allocation Service Class	3,209	(542)	2,667	—	—	—

29

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2017			Year Ended December 31, 2016
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA Janus Balanced Service Class	36,353	(12,201)	24,152	—	—	—
TA Janus Mid-Cap Growth Service Class	35,371	(379,495)	(344,124)	198,292	(265,537)	(67,245)
TA Jennison Growth Initial Class	146,707	(11,494)	135,213	—	—	—
TA JPMorgan Enhanced Index Initial Class	95,492	(1,550)	93,942	—	—	—
TA Legg Mason Dynamic Allocation—Balanced Service Class	12,651	(32,314)	(19,663)	10,673	(7,487)	3,186
TA Legg Mason Dynamic Allocation—Growth Service Class	3,606	(74)	3,532	156	(13,371)	(13,215)
TA Managed Risk—Balanced ETF Service Class	47,321	(24,733)	22,588	35,525	(116,043)	(80,518)
TA Managed Risk—Conservative ETF Service Class	99,092	(43,438)	55,654	122,283	(26,884)	95,399
TA Managed Risk—Growth ETF Service Class	159,303	(24,393)	134,910	15,883	(78,007)	(62,124)
TA Market Participation Strategy Service Class	1,551	—	1,551	—	—	—
TA MFS International Equity Initial Class	3,084,422	(128,436)	2,955,986	—	—	—
TA Multi-Managed Balanced Service Class	6,562	(7)	6,555	—	—	—
TA PIMCO Tactical—Balanced Service Class	28,489	(9,390)	19,099	4,529	(279)	4,250
TA PIMCO Tactical—Conservative Service Class	23,637	(9,558)	14,079	38,661	(890)	37,771
TA PIMCO Tactical—Growth Service Class	2,743	(1,662)	1,081	9,349	(336)	9,013
TA QS Investors Active Asset Allocation—Conservative Service Class	13,661	(3,790)	9,871	91,863	(10,570)	81,293
TA QS Investors Active Asset Allocation—Moderate Service Class	86,080	(10,620)	75,460	12,936	(70,298)	(57,362)
TA QS Investors Active Asset Allocation—Moderate Growth Service Class	9,515	(1,580)	7,935	27,477	(6,479)	20,998
TA Small/Mid Cap Value Service Class	95,503	(448,795)	(353,292)	38,552	(346,368)	(307,816)
TA T. Rowe Price Small Cap Initial Class	1,067,646	(68,563)	999,083	—	—	—
TA TS&W International Equity Service Class	472,013	(15,902)	456,111	—	—	—
TA WMC US Growth Service Class	736,060	(560,211)	175,849	98,616	(327,819)	(229,203)
Wanger International	237,552	(585,146)	(347,594)	100,403	(374,751)	(274,348)
Wanger USA	8,456	(140,213)	(131,757)	44,267	(99,715)	(55,448)

30

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2017			Year Ended December 31, 2016
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
AB Global Thematic Growth Class A Shares	$1,765,057	$(612,254)	$1,152,803	$491,686	$(1,679,400)	$(1,187,714)
AB Growth and Income Class A Shares	221,435	(1,516,455)	(1,295,020)	171,240	(1,665,181)	(1,493,941)
AB International Value Class A Shares	420,052	(273,265)	146,787	317,269	(454,203)	(136,934)
AB Large Cap Growth Class A Shares	1,667,878	(11,601,306)	(9,933,428)	573,223	(9,337,340)	(8,764,117)
AB Small/Mid Cap Value Class A Shares	793,973	(1,085,387)	(291,414)	559,829	(845,053)	(285,224)
AB Value Class A Shares	232,993	(376,223)	(143,230)	262,674	(243,680)	18,994
American Century VP Ultra® Class I Shares	1,922,578	(899,818)	1,022,760	637,530	(1,159,867)	(522,337)
American Funds—Asset Allocation Class 2 Shares	649,275	(1,360,601)	(711,326)	1,332,751	(1,903,478)	(570,727)
American Funds—Bond Class 2 Shares	1,411,284	(2,247,784)	(836,500)	1,356,735	(1,887,463)	(530,728)
American Funds—Growth Class 2 Shares	3,086,821	(8,093,626)	(5,006,805)	1,411,770	(4,519,582)	(3,107,812)
American Funds—Growth-Income Class 2 Shares	1,345,289	(2,941,507)	(1,596,218)	575,999	(3,080,694)	(2,504,695)
American Funds—International Class 2 Shares	4,844,069	(17,433,397)	(12,589,328)	2,984,972	(19,050,233)	(16,065,261)
BlackRock Advantage Large Cap Core V.I. Class I Shares	1,653,805	(21,877,908)	(20,224,103)	2,388,072	(21,887,124)	(19,499,052)
BlackRock Advantage Large Cap Value V.I. Class I Shares	3,327,550	(9,531,790)	(6,204,240)	1,475,466	(9,022,027)	(7,546,561)
BlackRock Advantage U.S. Total Market V.I. Class I Shares	1,900,526	(16,476,425)	(14,575,899)	1,607,691	(13,564,126)	(11,956,435)
BlackRock Basic Value V.I. Class I Shares	5,921,975	(30,395,351)	(24,473,376)	2,729,495	(33,638,373)	(30,908,878)
BlackRock Capital Appreciation V.I. Class I Shares	3,630,358	(21,952,176)	(18,321,818)	4,745,473	(16,717,866)	(11,972,393)
BlackRock Equity Dividend V.I. Class I Shares	192,702	(2,385,011)	(2,192,309)	149,280	(2,114,046)	(1,964,766)
BlackRock Global Allocation V.I. Class I Shares	4,919,692	(53,502,981)	(48,583,289)	5,124,694	(51,545,180)	(46,420,486)
BlackRock Global Opportunities V.I. Class I Shares	668,210	(10,519,409)	(9,851,199)	374,271	(2,870,423)	(2,496,152)
BlackRock Global Opportunities V.I. Class III Shares	251,231	(617,628)	(366,397)	334,529	(240,999)	93,530
BlackRock Government Money Market V.I. Class I Shares	20,796,092	(29,965,676)	(9,169,584)	22,867,858	(28,854,071)	(5,986,213)
BlackRock High Yield V.I. Class I Shares	3,388,245	(13,493,454)	(10,105,209)	1,630,713	(13,074,850)	(11,444,137)
BlackRock International V.I. Class I Shares	4,705,048	(8,347,917)	(3,642,869)	914,704	(8,769,576)	(7,854,872)
BlackRock Large Cap Focus Growth V.I. Class I Shares	2,358,810	(11,383,070)	(9,024,260)	2,113,628	(10,028,666)	(7,915,038)
BlackRock Managed Volatility V.I. Class I Shares	561,710	(2,302,977)	(1,741,267)	363,145	(2,150,716)	(1,787,571)
BlackRock S&P 500 Index V.I. Class I Shares	9,983,769	(22,733,707)	(12,749,938)	9,442,250	(14,234,102)	(4,791,852)

31

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2017			Year Ended December 31, 2016
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
BlackRock Total Return V.I. Class I Shares	$8,596,627	$(16,428,797)	$(7,832,170)	$22,539,273	$(19,474,324)	$3,064,949
BlackRock U.S. Government Bond V.I. Class I Shares	2,068,690	(8,735,273)	(6,666,583)	3,548,418	(11,990,610)	(8,442,192)
Davis Value	2,058,403	(9,681,862)	(7,623,459)	2,161,212	(10,851,734)	(8,690,522)
Eaton Vance VT Floating-Rate Income	1,370,844	(1,266,013)	104,831	601,696	(670,829)	(69,133)
Federated Kaufmann II Primary Shares	1,811,758	(4,222,930)	(2,411,172)	1,357,514	(4,236,004)	(2,878,490)
Federated Managed Tail Risk II Primary Shares	170,764	(498,003)	(327,239)	365,471	(950,056)	(584,585)
Franklin Templeton Foreign Class 2 Shares	59,837	(547,549)	(487,712)	29,964	(258,650)	(228,686)
Franklin Templeton Growth Class 2 Shares	116,688	(323,335)	(206,647)	97,221	(408,180)	(310,959)
Invesco V.I. American Franchise Series I Shares	646,271	(3,084,319)	(2,438,048)	53,403	(2,821,644)	(2,768,241)
Invesco V.I. Comstock Series I Shares	3,579,225	(14,259,496)	(10,680,271)	2,083,749	(19,865,636)	(17,781,887)
Invesco V.I. Core Equity Series I Shares	859,817	(6,072,246)	(5,212,429)	563,634	(5,601,612)	(5,037,978)
Invesco V.I. International Growth Series I Shares	186,101	(1,330,193)	(1,144,092)	727,683	(1,429,182)	(701,499)
Invesco V.I. Mid Cap Core Equity Series I Shares	213,301	(808,591)	(595,290)	202,501	(847,321)	(644,820)
Invesco V.I. Value Opportunities Series I Shares	—	(11,587)	(11,587)	15,157	(18,132)	(2,975)
Janus Henderson—Enterprise Service Shares	84,340	(237,689)	(153,349)	213,071	(216,556)	(3,485)
Janus Henderson—Forty Service Shares	1,457,638	(1,777,591)	(319,953)	1,503,395	(1,887,655)	(384,260)
MFS® Growth Initial Class	2,539,376	(8,470,848)	(5,931,472)	2,546,887	(9,979,442)	(7,432,555)
Oppenheimer Main Street® Service Shares	64,370	(52,435)	11,935	174,770	(132,676)	42,094
PIMCO CommodityRealReturn® Strategy Administrative Class	1,321,595	(1,420,235)	(98,640)	864,008	(2,114,374)	(1,250,366)
PIMCO Low Duration Administrative Class	6,990,277	(7,777,358)	(787,081)	3,233,551	(7,055,433)	(3,821,882)
PIMCO Real Return Administrative Class	3,742,258	(5,223,646)	(1,481,388)	1,491,264	(5,806,156)	(4,314,892)
PIMCO Total Return Administrative Class	13,112,413	(30,234,255)	(17,121,842)	7,664,573	(47,231,843)	(39,567,270)
Pioneer High Yield VCT Class II Shares	936,661	(522,851)	413,810	121,155	(420,930)	(299,775)
Pioneer Real Estate Shares VCT Class II Shares	417,415	(641,720)	(224,305)	635,966	(417,399)	218,567
TA AB Dynamic Allocation Service Class	30,989	(51,102)	(20,113)	183,798	(99,621)	84,177
TA Barrow Hanley Dividend Focused Service Class	1,297,198	(11,284,991)	(9,987,793)	23,754,771	(5,324,750)	18,430,021

32

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2017			Year Ended December 31, 2016
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
TA BlackRock Global Allocation Service Class	$34,144	$(5,724)	$28,420	$—	$—	$—
TA Janus Balanced Service Class	379,741	(127,765)	251,976	—	—	—
TA Janus Mid-Cap Growth Service Class	501,202	(5,560,701)	(5,059,499)	2,428,627	(3,302,670)	(874,043)
TA Jennison Growth Initial Class	1,454,724	(122,825)	1,331,899	—	—	—
TA JPMorgan Enhanced Index Initial Class	940,084	(16,203)	923,881	—	—	—
TA Legg Mason Dynamic Allocation—Balanced Service Class	147,830	(375,075)	(227,245)	119,724	(84,498)	35,226
TA Legg Mason Dynamic Allocation—Growth Service Class	42,071	(902)	41,169	1,793	(156,661)	(154,868)
TA Managed Risk—Balanced ETF Service Class	600,034	(297,209)	302,825	389,649	(1,326,072)	(936,423)
TA Managed Risk—Conservative ETF Service Class	1,185,076	(517,890)	667,186	1,385,934	(306,605)	1,079,329
TA Managed Risk—Growth ETF Service Class	2,113,913	(317,096)	1,796,817	183,245	(924,651)	(741,406)
TA Market Participation Strategy Service Class	19,128	1	19,129	—	—	—
TA MFS International Equity Initial Class	30,800,260	(1,325,872)	29,474,388	—	—	—
TA Multi-Managed Balanced Service Class	69,363	(79)	69,284	—	—	—
TA PIMCO Tactical—Balanced Service Class	348,416	(116,342)	232,074	53,111	(3,179)	49,932
TA PIMCO Tactical—Conservative Service Class	285,415	(111,840)	173,575	433,529	(10,094)	423,435
TA PIMCO Tactical—Growth Service Class	34,082	(21,161)	12,921	108,697	(3,971)	104,726
TA QS Investors Active Asset Allocation—Conservative Service Class	155,186	(42,552)	112,634	991,037	(111,482)	879,555
TA QS Investors Active Asset Allocation—Moderate Service Class	1,036,815	(120,302)	916,513	141,619	(765,924)	(624,305)
TA QS Investors Active Asset Allocation—Moderate Growth Service Class	114,686	(18,405)	96,281	301,040	(71,190)	229,850
TA Small/Mid Cap Value Service Class	1,930,385	(8,868,192)	(6,937,807)	628,043	(5,727,099)	(5,099,056)
TA T. Rowe Price Small Cap Initial Class	10,528,569	(727,053)	9,801,516	—	—	—
TA TS&W International Equity Service Class	4,712,106	(163,185)	4,548,921	—	—	—
TA WMC US Growth Service Class	12,065,407	(9,149,384)	2,916,023	1,403,791	(4,601,974)	(3,198,183)
Wanger International	2,928,023	(8,127,649)	(5,199,626)	1,222,996	(4,643,233)	(3,420,237)

33

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2017			Year Ended December 31, 2016
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
Wanger USA	$212,461	$(3,554,043)	$(3,341,582)	$892,175	$(2,088,160)	$(1,195,985)

34

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2017

5. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
AB Global Thematic Growth Class A Shares
12/31/2017	616,655	$11.87	to	$11.87	$7,317,604	0.45%	1.35%	to	1.35%	34.84%	to	34.84%
12/31/2016	517,420	8.80	to	8.80	4,553,559	—	1.35	to	1.35	(1.95)	to	(1.95)
12/31/2015	658,320	8.98	to	8.98	5,908,959	—	1.35	to	1.35	1.51	to	1.51
12/31/2014	670,936	8.84	to	8.84	5,932,626	—	1.35	to	1.35	3.65	to	3.65
12/31/2013	651,913	8.53	to	8.53	5,561,367	0.27	1.35	to	1.35	21.61	to	21.61
AB Growth and Income Class A Shares
12/31/2017	316,636	24.88	to	24.83	7,862,414	1.43	1.55	to	1.59	17.10	to	17.06
12/31/2016	374,901	21.24	to	21.21	7,952,696	0.96	1.55	to	1.59	9.59	to	9.55
12/31/2015	451,640	19.38	to	19.36	8,745,120	1.42	1.55	to	1.59	0.14	to	0.10
12/31/2014	501,877	19.36	to	19.34	9,708,201	1.36	1.55	to	1.59	7.86	to	7.81
12/31/2013	573,537	17.95	to	17.94	10,290,056	1.32	1.55	to	1.59	32.89	to	32.84
AB International Value Class A Shares
12/31/2017	305,787	8.32	to	7.89	2,472,180	2.32	1.25	to	1.75	23.87	to	23.25
12/31/2016	287,921	6.72	to	6.40	1,884,218	1.27	1.25	to	1.75	(1.73)	to	(2.22)
12/31/2015	307,916	6.84	to	6.54	2,055,706	2.27	1.25	to	1.75	1.32	to	0.81
12/31/2014	369,084	6.75	to	6.49	2,436,222	3.96	1.25	to	1.75	(7.38)	to	(7.84)
12/31/2013	298,247	7.29	to	7.04	2,135,345	6.16	1.25	to	1.75	21.48	to	20.87
AB Large Cap Growth Class A Shares
12/31/2017	2,430,725	40.36	to	14.43	90,071,167	—	1.35	to	1.59	30.22	to	29.91
12/31/2016	2,742,905	30.99	to	11.11	77,691,483	—	1.35	to	1.59	1.26	to	1.01
12/31/2015	3,097,798	30.61	to	10.99	85,700,451	—	1.35	to	1.59	9.62	to	9.36
12/31/2014	3,443,083	27.92	to	10.05	86,492,980	—	1.35	to	1.59	12.61	to	12.34
12/31/2013	3,954,666	24.79	to	8.95	88,014,801	0.07	1.35	to	1.59	35.51	to	35.18
AB Small/Mid Cap Value Class A Shares
12/31/2017	177,383	30.15	to	28.23	5,156,908	0.46	1.25	to	1.75	11.75	to	11.19
12/31/2016	188,557	26.98	to	25.39	4,917,465	0.62	1.25	to	1.75	23.54	to	22.93
12/31/2015	200,380	21.84	to	20.65	4,245,502	0.78	1.25	to	1.75	(6.66)	to	(7.13)
12/31/2014	213,587	23.40	to	22.24	4,861,574	0.70	1.25	to	1.75	7.84	to	7.30
12/31/2013	269,741	21.70	to	20.72	5,709,361	0.63	1.25	to	1.75	36.34	to	35.66
AB Value Class A Shares
12/31/2017	70,632	18.35	to	17.17	1,257,249	1.24	1.25	to	1.75	12.17	to	11.61
12/31/2016	79,962	16.36	to	15.39	1,271,194	1.91	1.25	to	1.75	10.17	to	9.62
12/31/2015	77,790	14.85	to	14.04	1,124,628	2.12	1.25	to	1.75	(8.11)	to	(8.56)
12/31/2014	100,028	16.16	to	15.35	1,578,849	1.90	1.25	to	1.75	9.72	to	9.17
12/31/2013	123,097	14.73	to	14.06	1,776,477	2.30	1.25	to	1.75	35.15	to	34.48
American Century VP Ultra® Class I Shares
12/31/2017	337,810	25.97	to	24.31	8,411,163	0.35	1.25	to	1.75	30.59	to	29.94
12/31/2016	294,835	19.88	to	18.71	5,620,633	0.35	1.25	to	1.75	3.15	to	2.64
12/31/2015	323,245	19.28	to	18.23	5,973,800	0.45	1.25	to	1.75	4.95	to	4.43
12/31/2014	346,530	18.37	to	17.45	6,108,309	0.39	1.25	to	1.75	8.63	to	8.09
12/31/2013	417,626	16.91	to	16.15	6,786,715	0.53	1.25	to	1.75	35.37	to	34.70
American Funds—Asset Allocation Class 2 Shares
12/31/2017	596,956	22.69	to	21.24	13,185,213	1.52	1.40	to	1.90	14.62	to	14.05
12/31/2016	631,482	19.79	to	18.62	12,178,489	1.59	1.40	to	1.90	7.89	to	7.36
12/31/2015	663,914	18.35	to	17.34	11,877,354	1.59	1.40	to	1.90	(0.01)	to	(0.51)
12/31/2014	757,226	18.35	to	17.43	13,561,488	1.42	1.40	to	1.90	3.93	to	3.41
12/31/2013	873,785	17.65	to	16.86	15,087,252	1.44	1.40	to	1.90	21.97	to	21.36

35

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2017

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
American Funds—Bond Class 2 Shares
12/31/2017	557,095	$12.75	to	$11.94	$6,903,954	1.85%	1.40%	to	1.90%	2.23%	to	1.72%
12/31/2016	626,378	12.47	to	11.73	7,593,306	1.64	1.40	to	1.90	1.52	to	1.01
12/31/2015	669,423	12.29	to	11.62	8,010,696	1.60	1.40	to	1.90	(1.12)	to	(1.61)
12/31/2014	803,217	12.43	to	11.81	9,731,937	1.92	1.40	to	1.90	3.81	to	3.30
12/31/2013	852,653	11.97	to	11.43	9,984,403	1.78	1.40	to	1.90	(3.52)	to	(4.00)
American Funds—Growth Class 2 Shares
12/31/2017	1,274,994	29.32	to	27.44	36,238,553	0.49	1.40	to	1.90	26.51	to	25.89
12/31/2016	1,469,556	23.17	to	21.80	33,061,531	0.76	1.40	to	1.90	7.97	to	7.43
12/31/2015	1,614,552	21.46	to	20.29	33,729,037	0.57	1.40	to	1.90	5.37	to	4.85
12/31/2014	1,926,117	20.37	to	19.35	38,265,417	0.76	1.40	to	1.90	7.00	to	6.47
12/31/2013	2,182,366	19.03	to	18.18	40,642,257	0.92	1.40	to	1.90	28.29	to	27.65
American Funds—Growth-Income Class 2 Shares
12/31/2017	897,249	24.68	to	23.11	21,497,596	1.38	1.40	to	1.90	20.69	to	20.09
12/31/2016	970,756	20.45	to	19.24	19,294,213	1.43	1.40	to	1.90	9.98	to	9.43
12/31/2015	1,106,081	18.60	to	17.58	20,022,266	1.26	1.40	to	1.90	0.04	to	(0.45)
12/31/2014	1,311,170	18.59	to	17.66	23,757,254	1.21	1.40	to	1.90	9.10	to	8.55
12/31/2013	1,596,954	17.04	to	16.27	26,575,313	1.34	1.40	to	1.90	31.64	to	30.99
American Funds—International Class 2 Shares
12/31/2017	3,408,621	22.63	to	21.18	74,691,804	1.21	1.40	to	1.90	30.31	to	29.67
12/31/2016	4,033,815	17.37	to	16.34	67,989,809	1.26	1.40	to	1.90	2.10	to	1.59
12/31/2015	4,968,610	17.01	to	16.08	82,197,497	1.49	1.40	to	1.90	(5.85)	to	(6.32)
12/31/2014	5,059,861	18.07	to	17.17	89,137,801	1.34	1.40	to	1.90	(4.01)	to	(4.49)
12/31/2013	5,338,552	18.82	to	17.97	98,222,441	1.36	1.40	to	1.90	19.94	to	19.35
BlackRock Advantage Large Cap Core V.I. Class I Shares
12/31/2017	2,656,621	25.95	to	24.29	161,705,768	1.28	1.25	to	1.75	20.82	to	20.21
12/31/2016	3,022,229	21.48	to	20.21	152,381,811	1.19	1.25	to	1.75	9.19	to	8.64
12/31/2015	3,456,613	19.67	to	18.60	159,242,122	1.09	1.25	to	1.75	(0.73)	to	(1.23)
12/31/2014	3,968,506	19.82	to	18.83	184,327,237	0.95	1.25	to	1.75	10.96	to	10.41
12/31/2013	4,545,229	17.86	to	17.05	190,478,610	1.01	1.25	to	1.75	31.96	to	31.30
BlackRock Advantage Large Cap Value V.I. Class I Shares
12/31/2017	2,946,975	23.51	to	22.01	79,832,694	1.56	1.25	to	1.75	15.77	to	15.20
12/31/2016	3,189,836	20.31	to	19.11	74,819,920	1.30	1.25	to	1.75	12.19	to	11.63
12/31/2015	3,554,394	18.10	to	17.12	74,306,395	1.13	1.25	to	1.75	(2.95)	to	(3.43)
12/31/2014	4,009,872	18.65	to	17.72	86,543,344	1.10	1.25	to	1.75	10.74	to	10.19
12/31/2013	4,636,235	16.84	to	16.09	90,526,481	1.18	1.25	to	1.75	31.95	to	31.29
BlackRock Advantage U.S. Total Market V.I. Class I Shares
12/31/2017	1,778,857	25.15	to	23.54	133,237,946	0.89	1.25	to	1.75	12.64	to	12.08
12/31/2016	1,990,915	22.32	to	21.00	132,464,219	0.28	1.25	to	1.75	22.12	to	21.51
12/31/2015	2,203,951	18.28	to	17.28	120,080,586	0.26	1.25	to	1.75	(7.77)	to	(8.23)
12/31/2014	2,523,138	19.82	to	18.83	148,905,942	0.25	1.25	to	1.75	3.91	to	3.40
12/31/2013	2,914,552	19.07	to	18.21	165,624,166	0.52	1.25	to	1.75	40.63	to	39.93
BlackRock Basic Value V.I. Class I Shares
12/31/2017	4,199,519	22.43	to	20.99	208,261,903	1.51	1.25	to	1.75	6.90	to	6.37
12/31/2016	4,729,583	20.98	to	19.74	219,362,118	1.49	1.25	to	1.75	16.72	to	16.14
12/31/2015	5,746,001	17.97	to	16.99	217,894,767	1.47	1.25	to	1.75	(7.12)	to	(7.58)
12/31/2014	6,388,905	19.35	to	18.39	264,366,927	1.38	1.25	to	1.75	8.56	to	8.02
12/31/2013	5,426,364	17.82	to	17.02	246,675,292	1.40	1.25	to	1.75	36.36	to	35.68
BlackRock Capital Appreciation V.I. Class I Shares
12/31/2017	6,266,741	26.35	to	24.67	130,477,239	—	1.25	to	1.75	31.58	to	30.92
12/31/2016	7,224,513	20.03	to	18.84	114,878,701	—	1.25	to	1.75	(1.15)	to	(1.64)
12/31/2015	8,018,766	20.26	to	19.16	128,766,041	—	1.25	to	1.75	5.64	to	5.11
12/31/2014	9,303,077	19.18	to	18.22	141,803,779	—	1.25	to	1.75	7.43	to	6.89
12/31/2013	10,937,085	17.85	to	17.05	155,284,616	—	1.25	to	1.75	32.16	to	31.50

36

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2017

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
BlackRock Equity Dividend V.I. Class I Shares
12/31/2017	202,265	$58.96	to	$58.96	$11,925,176	1.75%	1.35%	to	1.35%	15.18%	to	15.18%
12/31/2016	241,953	51.19	to	51.19	12,385,242	1.77	1.35	to	1.35	14.84	to	14.84
12/31/2015	285,073	44.57	to	44.57	12,707,046	1.62	1.35	to	1.35	(1.95)	to	(1.95)
12/31/2014	333,732	45.46	to	45.46	15,171,337	1.80	1.35	to	1.35	7.88	to	7.88
12/31/2013	367,366	42.14	to	42.14	15,480,960	1.92	1.35	to	1.35	22.85	to	22.85
BlackRock Global Allocation V.I. Class I Shares
12/31/2017	11,375,553	22.05	to	20.64	417,660,409	1.28	1.25	to	1.75	12.45	to	11.89
12/31/2016	12,859,841	19.61	to	18.45	417,309,687	1.25	1.25	to	1.75	2.82	to	2.31
12/31/2015	14,380,662	19.07	to	18.03	452,777,998	1.09	1.25	to	1.75	(1.94)	to	(2.43)
12/31/2014	16,006,982	19.45	to	18.48	513,849,684	2.09	1.25	to	1.75	0.84	to	0.34
12/31/2013	17,766,130	19.29	to	18.42	567,796,279	1.14	1.25	to	1.75	13.33	to	12.77
BlackRock Global Opportunities V.I. Class I Shares
12/31/2017	855,303	21.44	to	21.44	18,339,773	1.23	1.35	to	1.35	23.52	to	23.52
12/31/2016	1,341,068	17.36	to	17.36	23,280,104	1.96	1.35	to	1.35	2.20	to	2.20
12/31/2015	1,493,038	16.99	to	16.99	25,359,349	0.93	1.35	to	1.35	(0.64)	to	(0.64)
12/31/2014	1,670,108	17.09	to	17.09	28,548,644	1.13	1.35	to	1.35	(5.44)	to	(5.44)
12/31/2013	1,871,874	18.08	to	18.08	33,837,779	0.35	1.35	to	1.35	28.04	to	28.04
BlackRock Global Opportunities V.I. Class III Shares
12/31/2017	94,727	12.47	to	11.88	1,151,523	1.12	1.25	to	1.75	23.41	to	22.80
12/31/2016	128,453	10.10	to	9.67	1,265,657	1.87	1.25	to	1.75	2.08	to	1.57
12/31/2015	117,127	9.90	to	9.52	1,131,793	0.68	1.25	to	1.75	(0.80)	to	(1.30)
12/31/2014	152,107	9.98	to	9.65	1,485,089	1.06	1.25	to	1.75	(5.60)	to	(6.07)
12/31/2013	128,106	10.57	to	10.27	1,329,714	0.13	1.25	to	1.75	27.90	to	27.27
BlackRock Government Money Market V.I. Class I Shares
12/31/2017	6,593,445	9.91	to	9.28	82,579,365	0.64	1.25	to	1.75	(0.60)	to	(1.09)
12/31/2016	7,268,768	9.97	to	9.38	92,394,288	0.13	1.25	to	1.75	(1.11)	to	(1.60)
12/31/2015	7,790,452	10.08	to	9.53	99,611,561	—	1.25	to	1.75	(1.23)	to	(1.73)
12/31/2014	8,947,885	10.21	to	9.70	115,500,514	—	1.25	to	1.75	(1.24)	to	(1.73)
12/31/2013	9,820,693	10.34	to	9.87	129,069,904	—	1.25	to	1.75	(1.24)	to	(1.73)
BlackRock High Yield V.I. Class I Shares
12/31/2017	2,790,897	20.25	to	18.96	90,443,375	5.17	1.25	to	1.75	5.99	to	5.46
12/31/2016	3,080,189	19.11	to	17.98	95,184,463	5.46	1.25	to	1.75	11.51	to	10.96
12/31/2015	3,477,507	17.14	to	16.20	96,416,242	5.11	1.25	to	1.75	(4.77)	to	(5.25)
12/31/2014	3,966,130	18.00	to	17.10	116,222,862	5.37	1.25	to	1.75	1.61	to	1.10
12/31/2013	4,451,960	17.71	to	16.91	129,255,147	5.80	1.25	to	1.75	7.98	to	7.44
BlackRock International V.I. Class I Shares
12/31/2017	3,748,807	18.24	to	17.08	83,696,547	—	1.25	to	1.75	29.48	to	28.84
12/31/2016	3,928,652	14.09	to	13.26	67,944,515	1.67	1.25	to	1.75	(0.85)	to	(1.35)
12/31/2015	4,406,035	14.21	to	13.44	76,791,050	1.05	1.25	to	1.75	(3.96)	to	(4.44)
12/31/2014	5,002,445	14.80	to	14.06	90,791,035	1.80	1.25	to	1.75	(6.37)	to	(6.84)
12/31/2013	5,660,580	15.81	to	15.09	109,870,027	2.11	1.25	to	1.75	21.23	to	20.62
BlackRock Large Cap Focus Growth V.I. Class I Shares
12/31/2017	3,355,409	27.57	to	25.81	77,695,399	0.04	1.25	to	1.75	27.95	to	27.32
12/31/2016	3,779,776	21.55	to	20.27	68,622,461	0.67	1.25	to	1.75	6.55	to	6.02
12/31/2015	4,240,773	20.22	to	19.12	72,400,387	0.57	1.25	to	1.75	1.45	to	0.95
12/31/2014	4,774,055	19.93	to	18.94	80,541,954	0.54	1.25	to	1.75	12.75	to	12.18
12/31/2013	5,492,793	17.68	to	16.88	82,260,786	0.68	1.25	to	1.75	32.26	to	31.60
BlackRock Managed Volatility V.I. Class I Shares
12/31/2017	432,915	26.39	to	26.39	11,425,775	0.33	1.35	to	1.35	3.58	to	3.58
12/31/2016	500,287	25.48	to	25.48	12,748,126	0.80	1.35	to	1.35	0.34	to	0.34
12/31/2015	571,301	25.39	to	25.39	14,507,658	—	1.35	to	1.35	(1.90)	to	(1.90)
12/31/2014	662,398	25.89	to	25.89	17,146,464	—	1.35	to	1.35	0.91	to	0.91
12/31/2013	760,915	25.65	to	25.65	19,519,482	1.40	1.35	to	1.35	11.11	to	11.11

37

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2017

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
BlackRock S&P 500 Index V.I. Class I Shares
12/31/2017	4,354,670	$25.74	to	$24.09	$147,006,583	1.67%	1.25%	to	1.75%	20.00%	to	19.40%
12/31/2016	4,737,162	21.45	to	20.18	133,801,141	1.89	1.25	to	1.75	10.21	to	9.67
12/31/2015	4,931,105	19.46	to	18.40	126,558,124	1.89	1.25	to	1.75	(0.20)	to	(0.70)
12/31/2014	5,472,352	19.50	to	18.53	140,958,110	1.68	1.25	to	1.75	11.89	to	11.33
12/31/2013	6,011,189	17.43	to	16.64	139,068,330	1.65	1.25	to	1.75	30.23	to	29.58
BlackRock Total Return V.I. Class I Shares
12/31/2017	7,131,291	13.89	to	13.01	135,613,494	2.52	1.25	to	1.75	2.31	to	1.80
12/31/2016	7,498,812	13.58	to	12.78	140,477,141	2.04	1.25	to	1.75	1.48	to	0.98
12/31/2015	7,002,656	13.38	to	12.65	135,905,073	2.10	1.25	to	1.75	(0.98)	to	(1.48)
12/31/2014	4,751,940	13.52	to	12.84	113,176,720	2.88	1.25	to	1.75	5.33	to	4.81
12/31/2013	5,239,198	12.83	to	12.25	119,871,478	3.16	1.25	to	1.75	(2.36)	to	(2.85)
BlackRock U.S. Government Bond V.I. Class I Shares
12/31/2017	3,093,054	12.67	to	11.86	60,629,989	2.09	1.25	to	1.75	0.25	to	(0.25)
12/31/2016	3,427,301	12.64	to	11.89	67,189,669	1.81	1.25	to	1.75	0.07	to	(0.43)
12/31/2015	3,882,105	12.63	to	11.94	75,499,558	2.01	1.25	to	1.75	(0.79)	to	(1.28)
12/31/2014	4,360,167	12.73	to	12.09	85,304,637	2.28	1.25	to	1.75	4.55	to	4.03
12/31/2013	5,025,337	12.17	to	11.62	94,205,062	2.50	1.25	to	1.75	(4.46)	to	(4.94)
Davis Value
12/31/2017	3,240,411	22.85	to	21.39	72,113,053	0.76	1.25	to	1.75	21.11	to	20.51
12/31/2016	3,624,435	18.87	to	17.75	66,645,842	1.24	1.25	to	1.75	10.50	to	9.95
12/31/2015	4,151,188	17.08	to	16.14	69,109,232	0.76	1.25	to	1.75	0.33	to	(0.17)
12/31/2014	4,730,289	17.02	to	16.17	78,649,084	0.91	1.25	to	1.75	4.74	to	4.22
12/31/2013	5,361,589	16.25	to	15.52	85,125,367	0.85	1.25	to	1.75	31.77	to	31.11
Eaton Vance VT Floating-Rate Income
12/31/2017	233,129	14.20	to	13.29	3,199,850	3.27	1.15	to	1.65	2.25	to	1.74
12/31/2016	225,782	13.89	to	13.07	3,035,336	3.49	1.15	to	1.65	7.70	to	7.17
12/31/2015	231,077	12.90	to	12.19	2,892,277	3.34	1.15	to	1.65	(2.12)	to	(2.61)
12/31/2014	272,250	13.18	to	12.52	3,486,430	3.15	1.15	to	1.65	(0.58)	to	(1.07)
12/31/2013	313,604	13.25	to	12.65	4,057,128	3.39	1.15	to	1.65	2.67	to	2.15
Federated Kaufmann II Primary Shares
12/31/2017	992,725	29.55	to	27.66	28,183,872	—	1.25	to	1.75	26.74	to	26.11
12/31/2016	1,087,883	23.32	to	21.93	24,410,908	—	1.25	to	1.75	2.38	to	1.87
12/31/2015	1,226,010	22.77	to	21.53	26,904,752	—	1.25	to	1.75	5.05	to	4.53
12/31/2014	1,332,039	21.68	to	20.60	27,866,728	—	1.25	to	1.75	8.35	to	7.81
12/31/2013	1,527,240	20.01	to	19.11	29,524,626	—	1.25	to	1.75	38.38	to	37.69
Federated Managed Tail Risk II Primary Shares
12/31/2017	203,380	13.03	to	12.20	2,561,449	1.67	1.25	to	1.75	9.57	to	9.03
12/31/2016	231,041	11.89	to	11.19	2,658,093	1.82	1.25	to	1.75	(5.38)	to	(5.85)
12/31/2015	281,126	12.57	to	11.88	3,420,079	1.71	1.25	to	1.75	(7.45)	to	(7.92)
12/31/2014	319,723	13.58	to	12.91	4,211,959	1.82	1.25	to	1.75	(2.20)	to	(2.69)
12/31/2013	341,539	13.89	to	13.26	4,606,937	1.03	1.25	to	1.75	15.01	to	14.43
Franklin Templeton Foreign Class 2 Shares
12/31/2017	133,899	18.03	to	16.87	2,336,828	2.60	1.15	to	1.65	15.36	to	14.79
12/31/2016	163,224	15.63	to	14.70	2,476,543	1.97	1.15	to	1.65	5.95	to	5.43
12/31/2015	178,937	14.75	to	13.94	2,568,528	3.21	1.15	to	1.65	(7.56)	to	(8.02)
12/31/2014	195,277	15.96	to	15.16	3,041,383	1.86	1.15	to	1.65	(12.15)	to	(12.59)
12/31/2013	276,285	18.16	to	17.34	4,905,008	2.28	1.15	to	1.65	21.57	to	20.96
Franklin Templeton Growth Class 2 Shares
12/31/2017	117,571	18.32	to	17.15	2,074,103	1.60	1.15	to	1.65	17.15	to	16.57
12/31/2016	130,124	15.64	to	14.71	1,966,681	2.07	1.15	to	1.65	8.37	to	7.83
12/31/2015	152,076	14.43	to	13.64	2,131,546	2.48	1.15	to	1.65	(7.56)	to	(8.02)
12/31/2014	177,242	15.61	to	14.83	2,690,608	1.34	1.15	to	1.65	(3.93)	to	(4.41)
12/31/2013	211,974	16.25	to	15.52	3,353,201	2.65	1.15	to	1.65	29.33	to	28.68

38

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2017

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Invesco V.I. American Franchise Series I Shares
12/31/2017	1,167,045	$18.77	to	$10.89	$20,225,060	0.08%	1.35%	to	1.59%	25.64%	to	25.34%
12/31/2016	1,317,995	14.94	to	8.68	18,217,296	—	1.35	to	1.59	0.90	to	0.66
12/31/2015	1,544,019	14.80	to	8.63	20,973,901	—	1.35	to	1.59	3.60	to	3.35
12/31/2014	1,753,319	14.29	to	8.35	22,987,398	0.04	1.35	to	1.59	6.99	to	6.73
12/31/2013	2,001,728	13.36	to	7.82	24,481,876	0.43	1.35	to	1.59	38.26	to	37.93
Invesco V.I. Comstock Series I Shares
12/31/2017	3,773,171	23.96	to	22.43	90,599,876	2.17	1.25	to	1.75	16.39	to	15.81
12/31/2016	4,272,133	20.59	to	19.37	88,179,004	1.50	1.25	to	1.75	15.85	to	15.27
12/31/2015	5,280,644	17.77	to	16.80	93,965,544	1.90	1.25	to	1.75	(7.15)	to	(7.61)
12/31/2014	5,844,438	19.14	to	18.19	112,237,514	1.28	1.25	to	1.75	8.03	to	7.49
12/31/2013	8,586,540	17.72	to	16.92	152,007,696	1.68	1.25	to	1.75	34.29	to	33.62
Invesco V.I. Core Equity Series I Shares
12/31/2017	2,466,299	18.99	to	18.46	46,790,872	1.02	1.35	to	1.59	11.66	to	11.39
12/31/2016	2,753,785	17.01	to	16.57	46,789,592	0.75	1.35	to	1.59	8.79	to	8.53
12/31/2015	3,067,796	15.63	to	15.27	47,914,819	1.11	1.35	to	1.59	(7.03)	to	(7.26)
12/31/2014	3,452,119	16.82	to	16.47	57,997,517	0.85	1.35	to	1.59	6.70	to	6.44
12/31/2013	3,736,678	15.76	to	15.47	58,840,522	1.37	1.35	to	1.59	27.52	to	27.21
Invesco V.I. International Growth Series I Shares
12/31/2017	566,921	26.09	to	14.51	8,497,518	1.41	1.55	to	1.59	21.12	to	21.07
12/31/2016	648,393	21.54	to	11.99	8,048,773	1.41	1.55	to	1.59	(1.98)	to	(2.02)
12/31/2015	706,413	21.98	to	12.24	8,921,287	1.46	1.55	to	1.59	(3.85)	to	(3.88)
12/31/2014	758,608	22.86	to	12.73	9,972,468	1.50	1.55	to	1.59	(1.21)	to	(1.25)
12/31/2013	882,403	23.14	to	12.89	11,751,416	1.22	1.55	to	1.59	17.18	to	17.14
Invesco V.I. Mid Cap Core Equity Series I Shares
12/31/2017	144,818	22.32	to	20.90	3,114,210	0.53	1.25	to	1.75	13.49	to	12.93
12/31/2016	174,023	19.67	to	18.50	3,304,222	0.07	1.25	to	1.75	12.03	to	11.47
12/31/2015	210,439	17.56	to	16.60	3,574,789	0.34	1.25	to	1.75	(5.22)	to	(5.69)
12/31/2014	240,038	18.53	to	17.60	4,314,562	0.04	1.25	to	1.75	3.14	to	2.62
12/31/2013	251,202	17.96	to	17.15	4,391,697	0.68	1.25	to	1.75	27.21	to	26.58
Invesco V.I. Value Opportunities Series I Shares
12/31/2017	16,979	17.75	to	16.62	293,508	0.39	1.25	to	1.75	15.98	to	15.41
12/31/2016	17,721	15.31	to	14.40	264,558	0.41	1.25	to	1.75	16.87	to	16.29
12/31/2015	17,977	13.10	to	12.38	230,102	2.69	1.25	to	1.75	(11.52)	to	(11.96)
12/31/2014	18,533	14.80	to	14.07	268,769	1.29	1.25	to	1.75	5.29	to	4.77
12/31/2013	24,175	14.06	to	13.43	333,955	1.46	1.25	to	1.75	32.09	to	31.44
Janus Henderson—Enterprise Service Shares
12/31/2017	20,132	26.62	to	25.22	522,823	0.53	1.15	to	1.65	25.64	to	25.01
12/31/2016	26,855	21.19	to	20.18	554,440	0.70	1.15	to	1.65	10.83	to	10.27
12/31/2015	27,033	19.12	to	18.30	505,058	0.72	1.15	to	1.65	2.58	to	2.07
12/31/2014	33,200	18.64	to	17.92	605,113	0.03	1.15	to	1.65	10.96	to	10.41
12/31/2013	38,859	16.80	to	16.24	639,479	0.36	1.15	to	1.65	30.53	to	29.88
Janus Henderson—Forty Service Shares
12/31/2017	271,560	25.19	to	23.86	6,629,807	—	1.15	to	1.65	28.51	to	27.88
12/31/2016	285,189	19.60	to	18.66	5,438,914	0.86	1.15	to	1.65	0.78	to	0.28
12/31/2015	304,849	19.45	to	18.61	5,790,226	1.22	1.15	to	1.65	10.66	to	10.11
12/31/2014	353,171	17.57	to	16.90	6,078,235	0.03	1.15	to	1.65	7.23	to	6.69
12/31/2013	380,595	16.39	to	15.84	6,123,779	0.60	1.15	to	1.65	29.39	to	28.74
MFS® Growth Initial Class
12/31/2017	2,211,050	39.97	to	13.62	74,249,905	0.10	1.35	to	1.59	29.65	to	29.34
12/31/2016	2,440,979	30.83	to	10.53	62,439,324	0.04	1.35	to	1.59	1.07	to	0.83
12/31/2015	2,766,624	30.50	to	10.44	69,353,786	0.15	1.35	to	1.59	6.12	to	5.86
12/31/2014	3,166,109	28.75	to	9.86	72,759,027	0.10	1.35	to	1.59	7.48	to	7.23
12/31/2013	3,559,234	26.74	to	9.20	75,037,613	0.22	1.35	to	1.59	35.02	to	34.69

39

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2017

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Oppenheimer Main Street® Service Shares
12/31/2017	38,713	$24.24	to	$22.69	$911,459	1.03%	1.15%	to	1.65%	15.31%	to	14.73%
12/31/2016	38,232	21.02	to	19.78	782,328	0.84	1.15	to	1.65	10.03	to	9.48
12/31/2015	35,994	19.11	to	18.06	670,406	0.63	1.15	to	1.65	1.93	to	1.42
12/31/2014	40,957	18.74	to	17.81	750,864	0.59	1.15	to	1.65	9.14	to	8.59
12/31/2013	28,631	17.18	to	16.40	479,923	0.89	1.15	to	1.65	29.94	to	29.29
PIMCO CommodityRealReturn® Strategy Administrative Class
12/31/2017	1,412,367	6.90	to	6.46	9,419,538	11.01	1.25	to	1.75	0.89	to	0.38
12/31/2016	1,427,044	6.84	to	6.43	9,455,115	1.10	1.25	to	1.75	13.73	to	13.16
12/31/2015	1,620,130	6.01	to	5.68	9,460,158	4.39	1.25	to	1.75	(26.63)	to	(27.00)
12/31/2014	1,397,628	8.20	to	7.79	11,153,741	0.35	1.25	to	1.75	(19.44)	to	(19.84)
12/31/2013	1,339,594	10.17	to	9.71	13,301,241	1.67	1.25	to	1.75	(15.76)	to	(16.18)
PIMCO Low Duration Administrative Class
12/31/2017	4,350,956	12.27	to	11.63	51,933,905	1.34	1.25	to	1.75	0.09	to	(0.41)
12/31/2016	4,417,398	12.26	to	11.67	52,806,154	1.49	1.25	to	1.75	0.15	to	(0.35)
12/31/2015	4,737,019	12.24	to	11.71	56,687,517	3.31	1.25	to	1.75	(0.93)	to	(1.43)
12/31/2014	5,365,872	12.36	to	11.88	64,974,776	1.13	1.25	to	1.75	(0.40)	to	(0.90)
12/31/2013	5,769,983	12.41	to	11.99	70,343,833	1.34	1.25	to	1.75	(1.38)	to	(1.87)
PIMCO Real Return Administrative Class
12/31/2017	2,363,797	14.21	to	13.30	32,489,395	2.37	1.25	to	1.75	2.37	to	1.86
12/31/2016	2,472,174	13.88	to	13.06	33,264,101	2.24	1.25	to	1.75	3.89	to	3.38
12/31/2015	2,794,806	13.36	to	12.63	36,285,782	3.87	1.25	to	1.75	(3.91)	to	(4.39)
12/31/2014	3,098,337	13.91	to	13.21	41,971,308	1.42	1.25	to	1.75	1.81	to	1.30
12/31/2013	3,423,337	13.66	to	13.04	45,668,643	1.62	1.25	to	1.75	(10.35)	to	(10.79)
PIMCO Total Return Administrative Class
12/31/2017	11,882,913	16.14	to	15.11	204,209,624	2.02	1.25	to	1.75	3.62	to	3.10
12/31/2016	12,850,170	15.58	to	14.65	214,097,316	2.09	1.25	to	1.75	1.40	to	0.90
12/31/2015	15,259,469	15.36	to	14.52	250,105,414	4.66	1.25	to	1.75	(0.80)	to	(1.29)
12/31/2014	20,168,753	15.48	to	14.71	330,794,260	2.16	1.25	to	1.75	2.98	to	2.47
12/31/2013	23,735,373	15.04	to	14.36	379,459,690	3.88	1.25	to	1.75	(3.18)	to	(3.66)
Pioneer High Yield VCT Class II Shares
12/31/2017	166,120	18.29	to	17.12	2,944,511	4.31	1.20	to	1.70	5.73	to	5.21
12/31/2016	142,492	17.30	to	16.28	2,396,021	4.68	1.20	to	1.70	12.41	to	11.86
12/31/2015	161,235	15.39	to	14.55	2,418,404	4.50	1.20	to	1.70	(5.38)	to	(5.85)
12/31/2014	174,918	16.26	to	15.45	2,777,952	4.49	1.20	to	1.70	(1.49)	to	(1.98)
12/31/2013	197,581	16.51	to	15.77	3,205,145	4.90	1.20	to	1.70	10.49	to	9.94
Pioneer Real Estate Shares VCT Class II Shares
12/31/2017	140,198	18.41	to	17.53	2,532,040	2.28	1.25	to	1.75	2.02	to	1.51
12/31/2016	152,847	18.05	to	17.27	2,708,236	3.26	1.25	to	1.75	4.51	to	3.99
12/31/2015	140,752	17.27	to	16.61	2,392,081	1.95	1.25	to	1.75	3.22	to	2.70
12/31/2014	203,951	16.73	to	16.17	3,355,682	2.48	1.25	to	1.75	28.94	to	28.30
12/31/2013	157,279	12.98	to	12.61	2,010,767	2.16	1.25	to	1.75	0.28	to	(0.22)
TA AB Dynamic Allocation Service Class
12/31/2017	51,514	11.69	to	11.13	584,771	1.51	1.25	to	1.75	8.16	to	7.63
12/31/2016	53,364	10.81	to	10.34	561,515	1.30	1.25	to	1.75	0.73	to	0.23
12/31/2015	45,345	10.73	to	10.32	476,487	1.10	1.25	to	1.75	(1.66)	to	(2.15)
12/31/2014	43,449	10.91	to	10.54	464,227	0.83	1.25	to	1.75	4.05	to	3.53
12/31/2013	33,818	10.49	to	10.19	347,121	1.17	1.25	to	1.75	5.56	to	5.03
TA Barrow Hanley Dividend Focused Service Class
12/31/2017	3,808,243	14.11	to	13.84	53,221,333	2.14	1.25	to	1.75	14.69	to	14.12
12/31/2016	4,591,300	12.31	to	12.13	56,088,136	2.12	1.25	to	1.75	13.17	to	12.61
12/31/2015	2,963,883	10.87	to	10.77	32,071,221	1.67	1.25	to	1.75	(5.03)	to	(5.50)
12/31/2014(1)	3,239,492	11.45	to	11.40	37,003,104	1.44	1.25	to	1.75	—	to	—

40

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2017

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA BlackRock Global Allocation Service Class
12/31/2017(1)	2,667	$10.80	to	$10.80	$28,797	—%	1.55%	to	1.59%	—%	to	—%
TA Janus Balanced Service Class
12/31/2017(1)	24,152	11.11	to	11.07	267,949	0.84	1.25	to	1.75	—	to	—
TA Janus Mid-Cap Growth Service Class
12/31/2017	1,461,573	16.65	to	16.16	23,976,771	—	1.25	to	1.75	27.14	to	26.51
12/31/2016	1,805,697	13.10	to	12.77	23,354,699	—	1.25	to	1.75	(3.51)	to	(3.99)
12/31/2015	1,872,942	13.57	to	13.30	25,164,595	—	1.25	to	1.75	(6.44)	to	(6.91)
12/31/2014	2,001,159	14.51	to	14.29	28,810,795	—	1.25	to	1.75	(1.50)	to	(1.99)
12/31/2013	2,149,903	14.73	to	14.58	31,504,515	0.60	1.25	to	1.75	37.10	to	36.42
TA Jennison Growth Initial Class
12/31/2017(1)	135,213	10.97	to	10.95	1,481,999	—	1.15	to	1.65	—	to	—
TA JPMorgan Enhanced Index Initial Class
12/31/2017(1)	93,942	10.85	to	10.83	1,018,701	—	1.15	to	1.65	—	to	—
TA Legg Mason Dynamic Allocation—Balanced Service Class
12/31/2017	48,431	12.04	to	12.04	582,865	1.04	1.35	to	1.35	8.99	to	8.99
12/31/2016	68,094	11.04	to	11.04	751,922	1.03	1.35	to	1.35	(2.00)	to	(2.00)
12/31/2015	64,908	11.27	to	11.27	731,357	0.92	1.35	to	1.35	(3.39)	to	(3.39)
12/31/2014	57,541	11.66	to	11.66	671,088	0.68	1.35	to	1.35	7.03	to	7.03
12/31/2013	15,143	10.90	to	10.90	165,015	0.14	1.35	to	1.35	7.91	to	7.91
TA Legg Mason Dynamic Allocation—Growth Service Class
12/31/2017	13,151	12.78	to	12.78	168,068	0.99	1.35	to	1.35	11.69	to	11.69
12/31/2016	9,619	11.44	to	11.44	110,064	0.56	1.35	to	1.35	(2.31)	to	(2.31)
12/31/2015	22,834	11.71	to	11.71	267,453	0.44	1.35	to	1.35	(4.25)	to	(4.25)
12/31/2014	42,443	12.23	to	12.23	519,191	0.69	1.35	to	1.35	6.73	to	6.73
12/31/2013	2,793	11.46	to	11.46	32,007	0.11	1.35	to	1.35	14.06	to	14.06
TA Managed Risk—Balanced ETF Service Class
12/31/2017	299,670	12.88	to	12.88	3,858,554	1.63	1.35	to	1.35	11.92	to	11.92
12/31/2016	277,082	11.50	to	11.50	3,187,688	1.80	1.35	to	1.35	2.36	to	2.36
12/31/2015	357,600	11.24	to	11.24	4,018,958	1.25	1.35	to	1.35	(3.09)	to	(3.09)
12/31/2014	286,854	11.60	to	11.60	3,326,558	1.31	1.35	to	1.35	3.15	to	3.15
12/31/2013	86,666	11.24	to	11.24	974,375	1.43	1.35	to	1.35	9.94	to	9.94
TA Managed Risk—Conservative ETF Service Class
12/31/2017	278,453	12.37	to	12.37	3,443,574	1.79	1.35	to	1.35	9.55	to	9.55
12/31/2016	222,799	11.29	to	11.29	2,515,182	1.95	1.35	to	1.35	2.68	to	2.68
12/31/2015	127,400	10.99	to	10.99	1,400,630	1.47	1.35	to	1.35	(2.02)	to	(2.02)
12/31/2014	134,948	11.22	to	11.22	1,514,195	1.36	1.35	to	1.35	3.83	to	3.83
12/31/2013	56,287	10.81	to	10.81	608,274	0.94	1.35	to	1.35	6.03	to	6.03
TA Managed Risk—Growth ETF Service Class
12/31/2017	261,881	14.18	to	14.18	3,714,112	2.08	1.35	to	1.35	16.89	to	16.89
12/31/2016	126,971	12.13	to	12.13	1,540,592	1.34	1.35	to	1.35	3.27	to	3.27
12/31/2015	189,095	11.75	to	11.75	2,221,748	1.49	1.35	to	1.35	(4.81)	to	(4.81)
12/31/2014	112,528	12.34	to	12.34	1,388,916	1.56	1.35	to	1.35	2.58	to	2.58
12/31/2013	17,167	12.03	to	12.03	206,562	1.57	1.35	to	1.35	17.19	to	17.19
TA Market Participation Strategy Service Class
12/31/2017	1,551	12.76	to	12.76	19,799	—	1.35	to	1.35	9.31	to	9.31
12/31/2016	—	11.68	to	11.68	—	—	1.35	to	1.35	2.77	to	2.77
12/31/2015	—	11.36	to	11.36	—	—	1.35	to	1.35	(4.54)	to	(4.54)
12/31/2014	—	11.90	to	11.90	—	—	1.35	to	1.35	6.60	to	6.60
12/31/2013	—	11.17	to	11.17	—	—	1.35	to	1.35	12.76	to	12.76
TA MFS International Equity Initial Class
12/31/2017(1)	2,955,986	10.57	to	10.57	31,246,587	—	1.35	to	1.35	—	to	—

41

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2017

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Multi-Managed Balanced Service Class
12/31/2017(1)	6,555	$10.87	to	$10.83	$71,074	—%	1.25%	to	1.75%	—%	to	—%
TA PIMCO Tactical—Balanced Service Class
12/31/2017	44,343	12.88	to	12.88	571,327	0.31	1.35	to	1.35	10.54	to	10.54
12/31/2016	25,244	11.66	to	11.66	294,237	0.27	1.35	to	1.35	3.97	to	3.97
12/31/2015	20,994	11.21	to	11.21	235,354	—	1.35	to	1.35	(3.85)	to	(3.85)
12/31/2014	37,267	11.66	to	11.66	434,538	1.33	1.35	to	1.35	6.39	to	6.39
12/31/2013	4,687	10.96	to	10.96	51,369	0.46	1.35	to	1.35	10.35	to	10.35
TA PIMCO Tactical—Conservative Service Class
12/31/2017	77,721	12.43	to	12.43	965,762	1.28	1.35	to	1.35	8.92	to	8.92
12/31/2016	63,642	11.41	to	11.41	726,067	0.43	1.35	to	1.35	3.57	to	3.57
12/31/2015	25,871	11.01	to	11.01	284,972	0.30	1.35	to	1.35	(3.39)	to	(3.39)
12/31/2014	20,713	11.40	to	11.40	236,157	1.24	1.35	to	1.35	7.27	to	7.27
12/31/2013	14,028	10.63	to	10.63	149,108	0.10	1.35	to	1.35	6.71	to	6.71
TA PIMCO Tactical—Growth Service Class
12/31/2017	21,176	13.34	to	13.34	282,586	0.42	1.35	to	1.35	13.29	to	13.29
12/31/2016	20,095	11.78	to	11.78	236,704	—	1.35	to	1.35	3.47	to	3.47
12/31/2015	11,082	11.38	to	11.38	126,158	—	1.35	to	1.35	(4.75)	to	(4.75)
12/31/2014	7,802	11.95	to	11.95	93,248	2.58	1.35	to	1.35	4.97	to	4.97
12/31/2013	—	11.39	to	11.39	—	—	1.35	to	1.35	15.24	to	15.24
TA QS Investors Active Asset Allocation—Conservative Service Class
12/31/2017	266,524	11.83	to	11.83	3,153,122	1.77	1.35	to	1.35	10.20	to	10.20
12/31/2016	256,653	10.74	to	10.74	2,755,207	1.20	1.35	to	1.35	1.27	to	1.27
12/31/2015	175,360	10.60	to	10.60	1,858,821	1.00	1.35	to	1.35	(3.67)	to	(3.67)
12/31/2014	169,597	11.00	to	11.00	1,866,223	1.02	1.35	to	1.35	2.22	to	2.22
12/31/2013	158,427	10.77	to	10.77	1,705,508	1.98	1.35	to	1.35	5.64	to	5.64
TA QS Investors Active Asset Allocation—Moderate Service Class
12/31/2017	187,076	12.40	to	12.40	2,320,460	1.37	1.35	to	1.35	13.90	to	13.90
12/31/2016	111,616	10.89	to	10.89	1,215,500	1.34	1.35	to	1.35	0.82	to	0.82
12/31/2015	168,978	10.80	to	10.80	1,825,265	0.94	1.35	to	1.35	(5.56)	to	(5.56)
12/31/2014	196,727	11.44	to	11.44	2,250,136	0.65	1.35	to	1.35	2.23	to	2.23
12/31/2013	175,591	11.19	to	11.19	1,964,639	0.67	1.35	to	1.35	9.63	to	9.63
TA QS Investors Active Asset Allocation—Moderate Growth Service Class
12/31/2017	134,949	13.21	to	13.21	1,782,205	1.29	1.35	to	1.35	18.70	to	18.70
12/31/2016	127,014	11.13	to	11.13	1,413,204	1.10	1.35	to	1.35	0.60	to	0.60
12/31/2015	106,016	11.06	to	11.06	1,172,503	0.95	1.35	to	1.35	(7.79)	to	(7.79)
12/31/2014	77,055	11.99	to	11.99	924,180	0.86	1.35	to	1.35	1.84	to	1.84
12/31/2013	40,058	11.78	to	11.78	471,759	1.32	1.35	to	1.35	14.94	to	14.94
TA Small/Mid Cap Value Service Class
12/31/2017	1,819,261	22.12	to	21.07	39,288,786	0.95	1.25	to	1.75	13.83	to	13.26
12/31/2016	2,172,553	19.44	to	18.60	41,318,344	0.54	1.25	to	1.75	19.31	to	18.72
12/31/2015	2,480,369	16.29	to	15.67	39,624,524	0.77	1.25	to	1.75	(3.94)	to	(4.42)
12/31/2014	2,736,006	16.96	to	16.39	45,617,665	0.60	1.25	to	1.75	3.63	to	3.11
12/31/2013	3,060,343	16.37	to	15.90	49,363,980	0.40	1.25	to	1.75	34.35	to	33.68
TA T. Rowe Price Small Cap Initial Class
12/31/2017(1)	999,083	11.10	to	11.08	11,073,949	—	1.15	to	1.65	—	to	—
TA TS&W International Equity Service Class
12/31/2017(1)	456,111	10.65	to	10.63	4,853,676	—	1.15	to	1.65	—	to	—
TA WMC US Growth Service Class
12/31/2017	2,804,859	18.66	to	17.77	51,088,578	0.18	1.15	to	1.65	27.31	to	26.68
12/31/2016	2,629,010	14.65	to	14.02	37,699,150	0.17	1.25	to	1.75	1.27	to	0.77
12/31/2015	2,858,213	14.47	to	13.92	40,561,314	0.51	1.25	to	1.75	5.29	to	4.76
12/31/2014	3,437,706	13.74	to	13.28	46,450,977	0.68	1.25	to	1.75	9.46	to	8.91
12/31/2013	4,069,937	12.56	to	12.20	50,371,047	0.67	1.25	to	1.75	30.49	to	29.84

42

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2017

5.Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Wanger International
12/31/2017	1,963,789	$16.14	to	$15.29	$30,878,068	1.18%	1.25%	to	1.75%	31.27%	to	30.61%
12/31/2016	2,311,383	12.30	to	11.71	27,752,368	1.14	1.25	to	1.75	(2.63)	to	(3.11)
12/31/2015	2,585,731	12.63	to	12.09	31,956,608	1.43	1.25	to	1.75	(1.15)	to	(1.64)
12/31/2014	2,943,669	12.78	to	12.29	36,892,378	1.44	1.25	to	1.75	(5.59)	to	(6.06)
12/31/2013	3,087,346	13.53	to	13.08	41,088,891	2.82	1.25	to	1.75	20.85	to	20.25
Wanger USA
12/31/2017	486,262	28.49	to	26.67	13,398,953	—	1.25	to	1.75	18.10	to	17.51
12/31/2016	618,019	24.13	to	22.70	14,459,263	—	1.25	to	1.75	12.28	to	11.72
12/31/2015	673,467	21.49	to	20.32	14,063,092	—	1.25	to	1.75	(1.84)	to	(2.33)
12/31/2014	748,044	21.89	to	20.80	15,954,359	—	1.25	to	1.75	3.48	to	2.97
12/31/2013	842,672	21.16	to	20.20	17,412,827	0.13	1.25	to	1.75	32.09	to	31.43

(1) See footnote 1

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

**	These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

***	These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

43

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2017

6. Administrative and Mortality and Expense Risk Charges

TALIC deducts an annual charge during the accumulation phase, not to exceed $75, proportionately from the subaccounts’ unit values. An annual charge ranging from 1.15% to 1.75% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for TALIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the subaccount. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

In addition to M&E, the following subaccounts are assessed a fund fee or credt:

Subaccount	Fund Fee/Credit
American Funds—Asset Allocation Class 2 Shares	0.15%
American Funds—Bond Class 2 Shares	0.15%
American Funds—Growth Class 2 Shares	0.15%
American Funds—Growth-Income Class 2 Shares	0.15%
American Funds—International Class 2 Shares	0.15%
Dreyfus VIF Appreciation Service Shares	-0.10%
Eaton Vance VT Floating-Rate Income	-0.10%
Eaton Vance VT Large-Cap Value	-0.10%
Franklin Templeton Foreign Class 2 Shares	-0.10%
Franklin Templeton Growth Class 2 Shares	-0.10%
Janus Henderson—Enterprise Service Shares	-0.10%
Janus Henderson—Forty Service Shares	-0.10%
Oppenheimer Capital Appreciation Service Shares	-0.10%
Oppenheimer Main Street Small Cap® Service Shares	-0.10%
Oppenheimer Main Street® Service Shares	-0.10%
Pioneer Emerging Markets VCT Class II Shares	-0.10%
Pioneer Fund VCT Class II Shares	-0.10%
Pioneer High Yield VCT Class II Shares	-0.05%

7. Income Tax

Operations of the Separate Account form a part of TALIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TALIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TALIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TALIC, as long as earnings are credited under the variable annuity contracts.

44

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2017

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

9. Related Parties

Transamerica Capital, Inc. (“TCI”), a wholesaling broker-dealer, is an affiliated entity of TALIC and an indrect wholly owned subsidiary of AEGON N.V.. TCI distributes TALIC’s products through broker-dealers and other financial intermediaries.

The subaccounts invest in the mutual funds listed in Footnote 1. These investments include funds managed by Transamerica Asset Management, Inc. (“TAM”). Transamerica Fund Services, Inc. (“TFS”) serves as a transfer agent to TAM, and AEGON USA Asset Management Holding, LLC (“AAM”) serves as a sub-advisor for certain funds managed by TAM. TAM, TFS and AAM are affiliated entities of TALIC and indirect wholly owned subsidiaries of AEGON N.V.. Funds managed by TAM are identified by their fund name, which includes reference to Aegon, Transamerica or both. The Separate Account pays management fees to the related funds as detailed in the fund prospectus.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.

Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

45

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

All required Financial Statements are included in Part B of this Registration Statement.

(b)	Exhibits

	(1)	Resolution of the Board of Directors of Merrill Lynch Life Insurance Company establishing the Merrill Lynch Life Variable Annuity Separate Account A and Merrill Lynch Life Variable Annuity Separate Account B. Note 1

	(2)	Not Applicable

	(3)(a)	Form of Underwriting Agreement Between Merrill Lynch Life Insurance Company and Transamerica Capital, Inc.. Note 2

	(3)(a)(1)	Amended and Restated Underwriting Agreement Between Transamerica Advisors Life Insurance Company and Transamerica Capital, Inc. Note 19

	(b)	Wholesaling Agreement between Merrill Lynch Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Transamerica Capital. Note 3

	(c)	Selling Agreement between Merrill Lynch Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch Life Agency, Inc.. Note 3

	(d)	Master Distribution Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc.. Note 4

	(4)(a)	Individual Variable Annuity Contract issued by Merrill Lynch Life Insurance Company. Note 1

	(b)	Merrill Lynch Life Insurance Company Contingent Deferred Sales Charge Waiver Endorsement. Note 1

	(c)	Individual Retirement Annuity Endorsement. Note 1

	(d)	Merrill Lynch Life Insurance Company Endorsement. Note 1

	(e)	Individual Variable Annuity Contract (revised) issued by Merrill Lynch Life Insurance Company (ML-VA-002). Note 5

	(f)	Merrill Lynch Life Insurance Company Endorsement (ML008). Note 5

	(g)	Merrill Lynch Life Insurance Company Individual Variable Annuity Contract (ML-VA-001). Note 5

	(h)	Tax-Sheltered Annuity Endorsement. Note 6

	(i)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML043). Note 7

	(j)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML044). Note 7

	(k)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML045). Note 7

	(l)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML046). Note 7

	(m)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML047). Note 7

	(n)	Merrill Lynch Life Insurance Company Death Benefit Enhancement Riders (ML048 and ML049). Note 7

	(o)	Form of Contract Schedules to Merrill Lynch Life Insurance Company Individual Variable Annuity Contracts ML-VA-001 and ML-VA-002. Note 7

(p)	Guaranteed Minimum Income Benefit Endorsement. Note 8

(5)	Application for the Flexible Premium Individual Deferred Variable Annuity. Note 9

(6)(a)	Articles of Amendment, Restatement and Redomestication of the Articles of Incorporation of Merrill Lynch Life Insurance Company. Note 1

(b)	Amended and Restated By-laws of Merrill Lynch Life Insurance Company. Note 1

(b)(1)	Amended and Restated By-laws of Transamerica Advisors Life Insurance Company. Note 18

(7)	Reinsurance Agreements.

(a)	GMDB Reinsurance Agreement between MLLIC and ACE Tempest and Amendment No. 1. Note 16

(a)(1)	Amendment No. 2 to the GMDB Reinsurance Agreement. Note 16

(a)(2)	Amendment No. 5 to GMDB Agreement. Note 25

(b)	GMIB Reinsurance Agreement between MLLIC and ACE Tempest and Amendment No. 1 and 2. Note 16

(b)(1)	Amendment No. 3 to the GMIB Reinsurance Agreement. Note 16

(b)(2)	Amendment No. 6 to GMIB Agreement. Note 25

(c)	DBER Reinsurance Agreement between MLLIC and ACE Tempest and Amendments No. 1 and 2. Note 16

(c)(1)	Amendment No. 3 to the DBER Reinsurance Agreement. Note 16

(c)(2)	Amendment No. 6 to DBER Agreement. Note 25

(8)(a)	Amended General Agency Agreement. Note 10

(b)	Indemnity Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Life Agency, Inc.. Note 1

(c)	Management Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Asset Management, Inc.. Note 1

(d)	Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Variable Series Funds, Inc. Relating to Maintaining Constant Net Asset Value for the Reserve Assets Fund. Note 1

(e)	Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Variable Series Funds, Inc. Relating to Maintaining Constant Net Asset Value for the Domestic Money Market Fund. Note 1

(f)	Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Variable Series Funds, Inc. Relating to Valuation and Purchase Procedures. Note 1

(g)	Amended Service Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Insurance Group, Inc.. Note 10

(h)	Reimbursement Agreement Between Merrill Lynch Asset Management, Inc. and Merrill Lynch Life Agency, Inc.. Note 1

(i)	Amendment to the Reimbursement Agreement Between Merrill Lynch Asset Management, L.P. and Merrill Lynch Life Agency, Inc.. Note 11

(j)	Form of Participation Agreement Between Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, and Family Life Insurance Company. Note 10

(k)	Form of Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and Merrill Lynch Life Insurance Company. Note 1

(l)	Amendment to the Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and Merrill Lynch Life Insurance Company. Note 11

(m)	Form of Amendment to Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and Merrill Lynch Life Insurance Company. Note 12

(m)(1)	Amendment of Agreements (BlackRock Confidential Info). Note 21

(m)(2)	Amendment No. 8 to Participation Agreement (BlackRock). Note 23

(n)	Form of Rule 22c-2 Shareholder Information Agreement Between BlackRock Distributors, Inc. and Merrill Lynch Life Insurance Company. Note 13

(o)	Keep Well Agreement between AEGON USA, Inc. and Merrill Lynch Life Insurance Company. Note 3

(p)	Purchase Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc.. Note 14

(q)	First Amendment to Purchase Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc.. Note 15

(9)	Opinion and Consent of Counsel. Note 27

(10)	Consent of independent registered public accounting firm. Note 27

(11)	Not Applicable

(12)	Not Applicable

(13)	Powers of Attorney. Blake S. Bostwick, David Schulz, Jay Orlandi, Eric J. Martin, Katherine A. Schulze, Mark W. Mullin, C. Michiel van Katwijk. Note 27

Note 1.	Incorporated herein by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 33-43773) filed on December 10, 1996.

Note 2.	Incorporated herein by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-118362) filed on April 25, 2008.

Note 3.	Incorporated herein by reference to the Annual Report on Form 10-K of Merrill Lynch Life Insurance Company (File No. 33-26322) filed on March 27, 2008.

Note 4.	Incorporated herein by reference to Exhibit 10.2 to Merrill Lynch Life Insurance Company’s Current Report on Form 8-K (File No. 33-26322) filed on January 4, 2008.

Note 5.	Incorporated herein by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 33-45379) filed on April 26, 1995.

Note 6.	Incorporated herein by reference to Post-Effective Amendment No. 15 to Form N-4 Registration Statement (File No. 33-43773) filed on April 13, 1999.

Note 7.	Incorporated herein by reference to Post-Effective Amendment No. 18 to Form N-4 Registration Statement (File No. 33-43773) filed on March 2, 2001.

Note 8.	Incorporated herein by reference to Post-Effective Amendment No. 23 to Form N-4 Registration Statement (File No. 33-43773) filed on October 8, 2002.

Note 9.	Incorporated herein by reference to Post-Effective Amendment No. 22 to Form N-4 Registration Statement (File No. 33-43773) filed on August 8, 2002.

Note 10.	Incorporated herein by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 33-45379) filed on April 28, 1994.

Note 11.	Incorporated herein by reference to Initial Filing on Form N-4 Registration Statement (File No. 333-90243) filed on November 3, 1999.

Note 12.	Incorporated herein by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 33-43773) filed on May 1, 1998.

Note 13.	Incorporated herein by reference to Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-73544) filed on April 17, 2007.

Note 14.	Incorporated herein by reference to Exhibit 10.1 to Merrill Lynch Life Insurance Company’s Current Report on Form 8-K (File No. 33-26322) filed on August 17, 2007.

Note 15.	Incorporated herein by reference to Exhibit 10.1 to Merrill Lynch Life Insurance Company’s Current Report on Form 8-K (File No. 33-26322) filed on January 4, 2008.

Note 16.	Incorporated herein by reference to Post-Effective Amendment No. 31 to Form N-4 Registration Statement (File No. 33-45379) filed on April 28, 2009.

Note 17.	Incorporated herein by reference to Post-Effective Amendment No. 32 to Form N-4 Registration Statement (File No. 33-45379) filed on April 23, 2010.

Note 18.	Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 333-91098) filed on September 30, 2010.

Note 19.	Incorporated herein by reference to Post-Effective Amendment No. 33 to Form N-4 Registration Statement (File no. 33-45379) filed on April 27, 2011.

Note 20.	Incorporated herein by reference to Post-Effective Amendment No. 34 to Form N-4 Registration Statement (File No. 33-45379) filed on April 24, 2012.

Note 21.	Incorporated herein by reference to Post-Effective Amendment No. 36 to Form N-4 Registration Statement (File No. 33-43773) filed on September 10, 2012.

Note 22.	Incorporated herein by reference to Post-Effective Amendment No. 35 to Form N-4 Registration Statement (File No. 33-45379) filed on April 23, 2013.

Note 23.	Incorporated herein by reference to Post-Effective Amendment No. 36 to Form N-4 Registration Statement (File No. 33-45379) filed on April 21, 2014.

Note 24.	Incorporated herein by reference to Post-Effective Amendment No. 37 to Form N-4 Registration Statement (File No. 33-45379) filed on April 27, 2015.

Note 25.	Incorporated herein by reference to Post-Effective Amendment No. 38 to Form N-4 Registration Statement (File No. 33-45379) filed on April 25, 2016.

Note 26.	Incorporated herein by reference to Post-Effective Amendment No. 39 to Form N-4 Registration Statement (File No. 33-45379) filed on April 25, 2017.

Note 27.	Filed herewith.

Item 25. Directors and Officers of the Depositor (Transamerica Advisors Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor
Blake S. Bostwick 1801 California St. Suite 5200 Denver, CO 80202	Director and President

Eric J. Martin 4333 Edgewood Road, N.E. Cedar Rapids, IA 52499	Controller, Senior Vice President and Assistant Treasurer

Mark W. Mullin 100 Light Street Baltimore, MD 21202	Director and Chairman of the Board

Jay Orlandi 100 Light Street Baltimore, MD 21202	Director, Executive Vice President, Secretary and General Counsel

David Schulz 4333 Edgewood Road, N.E. Cedar Rapids, IA 52499	Director, Chief Tax Officer, and Senior Vice President

C. Michiel van Katwijk 100 Light Street Baltimore, MD 21202	Director, Executive Vice President, Chief Financial Officer and Treasurer

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant.

As of December 31, 2017, the following pages shows all corporations directly or indirectly controlled or under common control, with the Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
AEGON Affordable Housing Debt Fund I, LLC	Delaware	Members: AHDF Manager I, LLC (0.01%), Mangaging Member; Transamerica Life Insurance Company (5%); non-AEGON affiliates: Dominium Taxable Fund I, LLC (94.99%)	Affordable housing loans
Aegon Affordable Housing Debt Fund II, LLC	Delaware	Members: Manager Member - AHDF Manager II, LLC (0.01%); Transamerica Life Insurance Company (99.99%)	Affordable housing loans
AEGON AM Funds, LLC	Delaware	AEGON USA Investment Management, LLC is the Manager; equity will be owned by clients/investors of AEGON USA Investment Management, LLC	To serve as a fund for a client and offer flexilbility to accommodate other similarly situated clients.
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding, LLC	Registered investment advisor
Aegon Community Investments 50, LLC	Delaware

Members: Aegon Community Investments 50, LLC (0.10%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Premier Life Insurance Company (25.49750%); non-AEGON affiliate, Citibank, N.A. (48.9950%)

Investments
Aegon Community Investments 51, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 52, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 53, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 54, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 55, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
AEGON Direct Marketing Services, Inc.	Maryland	Transamerica Premier Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services International, LLC	Maryland	100% AUSA Holding, LLC	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Funding Company, LLC.	Delaware	Sole Member: Transamerica Corporation	Issue debt securities-net proceeds used to make loans to affiliates
Aegon Global Services, LLC	Iowa	Sole Member: Commonwealth General Corporation	Holding company
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
Aegon LIHTC Fund 50, LLC	Delaware

Members: Aegon Community Investments 50, LLC (0.01%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Premier Life Insurance Company (25.49750%); non-affiliate of AEGON, Citibank, N.A. (48.9950%)

Investments
Aegon LIHTC Fund 51, LLC	Delaware	Members: Aegon Community Investments 51, LLC (.01%) as Managing Member; non-affiliate of AEGON, Citibank, N.A. (99.99%)	Investments
Aegon LIHTC Fund 52, LLC	Delaware

Members: Transamerica Financial Life Insurance Company (49.099490%); Transamerica Life Insurance Company (1%); Managing Member - Aegon Community Investments 52, LLC (0.01%); non-affiliate of AEGON, Citibank, N.A. (48.99510%)

Investments
Aegon LIHTC Fund 54, LLC	Delaware	Sole Member: Aegon Community Investments 54, LLC	Investments
Aegon LIHTC Fund 55, LLC	Delaware	Members: Investor Member - Transamerica Premier Life Insurance Company (99.99%); Managing Member - Aegon Community Investments 55, LLC.	Investments
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (85.1798%); Transamerica Premier Life Insurance Company (14.8202%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% Transamerica Corporation	Holding company
Aegon Multi-Family Equity Fund, LLC	Delaware	Members: Transamerica Life Insurance Company (63%); Transamerica Financial Life Insurance Company (20%); Transamerica Premier Life Insurance Company (17%)	Investments
AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON USA Asset Management Holding, LLC	Iowa	Sole Member: AUSA Holding, LLC	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON USA Investment Management, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
AHDF Manager I, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AHDF Manager II, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
ALH Properties Eight LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	Sole Member: FGH USA LLC	Real estate
AMFETF Manager, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 546, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 567, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% member; Cupples State LIHTC Investors, LLC - 1% member; TAH Pentagon Funds, LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Sole Member: Garnet LIHTC Fund XXXV, LLC	Affordable housing
AUIM Credit Opportunities Fund, Ltd.	Delaware	100% AEGON USA Investment Management, LLC	Investment vehicle
AUSA Holding, LLC	Maryland	Sole Member: 100% Transamerica Corporation	Holding company
AUSA Properties, Inc.	Iowa	100% AEGON USA Realty Advisors, LLC	Own, operate and manage real estate
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services
Barfield Ranch Associates, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL- Barfield, LLC (50%)	Investments
Bay Area Community Investments I, LP	California	Partners: 69.995% Transamerica Life Insurance Company; 29.995% Transamerica Premier Life Insurance Company; 0.01% Transamerica Affordable housing, Inc.	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Carle Place Leasehold SPE, LLC	Delaware	Sole Member: Transamerica Financial Life Insurance Company	Lease holder
Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments
Commonwealth General Corporation	Delaware	100% Transamerica Corporation	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Creditor Resources, Inc.	Michigan	100% AUSA Holding, LLC	Credit insurance
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	Sole Member: Garnet LIHTC Fund VIII, LLC	Investments
FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production
FGH Realty Credit LLC	Delaware	Sole Member: FGH USA, LLC	Real estate
FGH USA LLC	Delaware	Sole Member: RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	Sole Member: FGH USA LLC	Real estate
FGP West Street LLC	Delaware	Sole Member: FGP West Mezzanine LLC	Real estate
Fifth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
Firebird Re Corp.	Arizona	100% Transamerica Corporation	Captive insurance company
First FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Fourth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100% Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments III, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XLI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XLVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIX, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet ITC Fund XLIII, LLC	Delaware	Members: Garnet Community Investments XLIII, LLC (0%) asset manager: non-affiliate of AEGON, Solar TC Corp. (100%) investor member	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson- Pilot Life Insurance Company, a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (99.99%); Transamerica Life Insurance Company (0.01%) J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A. ( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	Members: 0.01% Garnet Community Investments, LLC (0.01%); Wells Fargo Bank, N.A. (49.995%); and Goldenrod Asset Management, Inc.(49.995%), both non-AEGON affiliates	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Special Situations Investing Group II, LLC, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	Sole Member: Garnet Community Investments, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware

Members: Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non- affiliates of AEGON: New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.73%) and Principal Life Insurance Company (31.49%)

Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non- affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XXVII, LLC	Delaware

Members: Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON: Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Bank and Trust Company (18.1714%)

Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware

Members: Garnet Community Investments XXVIII LLC (0.01%); non- affiliates of AEGON: USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)

Investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non- affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments
Garnet LIHTC Fund XXX, LLC	Delaware	Members: Garnet Community Investments XXX, LLC (0.01%); non- affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non- affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable housing I, LLC (1%)	Investments
Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments
Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non-affiliate of AEGON, NorLease, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: non-AEGON affiliate, U.S. Bancorp Community Development Corporation (99.99%); Garnet Community Investments XXXIV, LLC (.01%)	Investments
Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non- affiliate of AEGON, Microsoft Corporation (99.99%)	Investments
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as managing member; JPM Capital Corporation, a non-AEGON affiliate (99%) as investor member	Investments
Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXXVIII, LLC	Delaware	Members: Garnet Community Investments XXXVIII, LLC, non- member manager; non-affiliate of AEGON, Norlease, Inc. (100%)	Investments
Garnet LIHTC Fund XXXIX, LLC	Delaware	Members: Garnet Community Investments XXXIX, LLC at 1% managing member and non-AEGON affiliate, FNBC Leasing Corporation as the 99% investor member.	Investments
Garnet LIHTC Fund XL, LLC	Delaware	Members: Garnet Community Investments XL, LLC as a .01% member and non-AEGON affiliate, Partner Reinsurance Company of the U.S. as the 99.99% member.	Investments
Garnet LIHTC Fund XLI, LLC	Delaware

Members: Transamerica Life Insurance Company (9.990%) and Garnet Community Investments XLI, LLC (.01% managing member); non- AEGON affiliates : BBCN Bank (1.2499%), East West Bank (12.4988%), Opus Bank (12.4988%), Standard Insurance Company (24.9975%), Mutual of Omaha (12.4988%), Pacific Western Bank (7.4993%) and Principal Life Insurance Company (18.7481%).

Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Ganet LIHTC Fund XLII, LLC	Delaware	Members: Garnet Community Investments XLII, LLC (.01%) managing member; non-affiliates of AEGON: Community Trust Bank (83.33%) investor member; Metropolitan Bank (16.66%) investor member.	Investments
Garnet LIHTC Fund XLIV-A, LLC	Delaware	Sole Member: ING Capital, LLC; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLIV-B, LLC	Delaware	Sole Member: Lion Capital Delaware, Inc.; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLVI, LLC	Delaware	Members: Garnet Community Investments XLVI, LLC (0.01%) managing member; non-affiliate of AEGON, Standard Life Insurance Company (99.99%) investor member	Investments
Garnet LIHTC Fund XLVII, LLC	Delaware

Members: Garnet Community Investments XLVII, LLC (1%) managing member; Transamerica Premire Life Insurance Company (14%) investor member; non-affiliate of AEGON: Citibank, N.A. (49%) investor member; New York Life Insurance Company (20.5%) investor member and New York Life Insurance and Annuity Corporation (15.5%) investor member.

Investments
Garnet LIHTC Fund XLVIII, LLC	Delaware

Members: Transamerica Financial Life Insurance Company (75.18%) and Garnet Community Investments XXXLVIII, LLC (.01%); non-affiliates of AEGON: U.S. Bancorp Community Development Corporation (21.04%), American Republic Insurance Company (2.84%), Bank of Hope (.93%)

Investments
Harbor View Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Imani Fe, LP	California

Partners: Garnet LIHTC Fund XIV, LL (99.99% investor limited partner); Transamerica Affordable housing, Inc. (non-owner manager); non-affiliates of AEGON: ABS Imani Fe, LLC (.0034% class A limited partner); Central Valley Coalition for Affordable housing (.0033% co-managing general partner); Grant Housing and Economic Development Corporation (.0033% managing partner)

Affordable housing
InterSecurities Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Interstate North Office Park GP, LLC	Delaware	Sole Member: Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park, LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park Owner, LLC	Delaware	Sole Member: RCC North America LLC	Investments
Interstate North Office Park (Land) GP, LLC	Delaware	Sole Member: Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park (Land) LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Investors Warranty of America, LLC	Iowa	Sole Member: RCC North America LLC	Leases business equipment
Ironwood Re Corp.	Hawaii	100% Transamerica Corporation	Captive insurance company
LCS Associates, LLC	Delaware	Sole Member: RCC North America LLC	Investments
Life Investors Alliance LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
LIHTC Fund 53, LLC	Delaware	Non-Member Manager, AEGON Community Investments 53, LLC (0%); non-affiliates of AEGON: Bank of America, National Association (98%); MUFG Union Bank, N.A. (2%)	Investments
LIHTC Fund XLV, LLC	Delaware	Non-Member Manager: Garnet Community Investments XLV, LLC (0%)	Investments
LIHTC Fund XLIX, LLC	Delaware	Sole Member: Garnet Community Investments XLIX, LLC	Investments
LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.
LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding, LLC	Trust company
Mitigation Manager, LLC	Delaware	Sole Member: RCC North America LLC	Investments
MLIC Re I, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Money Services, Inc.	Delaware	100% AUSA Holding, LLC	Provides certain financial services for affiliates including, but not limited to, certain intellectual property, computer and computer- related software and hardware services, including procurement and contract services to some or all of the members of the AEGON Group in the United States and Canada.
Monumental Financial Services, Inc.	Maryland	100% Transamerica Corporation	DBA in the State of West Virginia for United Financial Services, Inc.
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding, LLC	Provides management services to unaffiliated third party administrator

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Natural Resources Alternatives Portfolio I, LLC	Delaware

Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%); Managing Member: AEGON USA Realty Advisors, LLC

Investment vehicle - to invest in Natural Resources
New Markets Community Investment Fund, LLC	Iowa	Members: AEGON Institutional Markets, Inc. (50%); AEGON USA Realty Advisors, Inc. (50%)	Community development entity
Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance
Osceola Mitigation Partners, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL - MITBK, LLC (50%)	Investmetns
Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Transamerica Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Placer 400 Investors, LLC	California	Members: RCC North Amerivca LLC (50%); non-affiliate of AEGON, AKT Placer 400 Investors, LLC (50%)	Investments
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non- affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: RCC North America LLC	Owner of Core subsidiary entities
RCC North America LLC	Delaware	Sole Member: Transamerica Corporation	Real estate
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (92.%); Transamerica Financial Life Insurance Company (7.5%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (74.4% ); Transamerica Premier Life Insurance Company (25.6%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Transamerica Premier Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (53.6%).	Real estate alternatives investment

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
Rock Springs Drive, LLC	Maryland	Members: RCC North America LLC (98%); non-affiliate of AEGON, Longshore Ventures, LLC (2%)	Investments
SB Frazer Owner, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Second FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Seventh FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% Transamerica Corporation	Dormant
Southwest Equity General Company	Arizona	Sole Shareholder: AEGON Direct Marketing Services International, LLC	General corporation
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Reinsurance Company	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership.
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund 1, LLC	Delaware	Sole Member - Garnet LIHTC Fund IX, LLC	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property.
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Jay Orlandi	Delaware	100% AEGON International B.V.	Voting Trust
THH Acquisitions, LLC	Iowa	Sole Member - Transamerica Life Insurance Company	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, LLC and holder of foreclosed real estate.
TLIC Oakbrook Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Watertree Reinsurance Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company
Tradition Land Company, LLC	Iowa	Sole Member: RCC North America LLC	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Advisors Life Insurance Company	Arkansas	100% Transamerica Corporation	Insurance company
Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding, LLC	Special purpose subsidiary
Transamerica Asset Management, Inc.	Florida	Transamerica Premier Life Insurance Company owns 77%; AUSA Holding, LLC owns 23%.	Fund advisor
Transamerica Aviation LLC	Delaware	Sole Member: TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica (Bermuda) Services Center, Ltd.	Bermuda	100% AEGON International B.V.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding, LLC	Broker/Dealer
Transamerica Casualty Insurance Company	Ohio	100% Transamerica Corporation	Insurance company
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding, LLC; 209 shares owned by Commonwealth General Corporation; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	88% Transamerica Corporation; 12% Transamerica Life Insurance Company	Insurance
Transamerica Fund Services, Inc.	Florida	Transamerica Premier Life Insurance Company owns 44%; AUSA Holding, LLC owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	Members: 51% Beth Lewellyn; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% Transamerica Corporation	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Commonwealth General Corporation	Insurance and reinsurance consulting
Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor
Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions, LLC	Broker/Dealer
Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life Insurance Company	Iowa	100% - Commonwealth General Corporation	Insurance
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - will primarily write fixed universal life and term insurance
Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Commonwealth General Corporation	Life insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Premier Life Insurance Company	Iowa	100% Commonwealth General Corporation	Insurance Company
Transamerica Pyramid Properties LLC	Iowa	Sole Member: Transamerica Premier Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Realty limited liability company
TABR Realty Services, LLC	Delaware	Sole Member: AUSA Holding, LLC	Real estate investments
Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.
Transamerica Retirement Advisors, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Investment advisor
Transamerica Retirement Insurance Agency, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Conduct business as an insurance agency.
Transamerica Retirement Solutions, LLC	Delaware	Sole Member: AUSA Holding, LLC	Retirement plan services.
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
Transamerica Travel and Conference Services, LLC	Iowa	Sole Member: Money Services, Inc.	Travel and conference services
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
Transamerica Ventures, LLC	Delaware	Sole Member: AUSA Holding, LLC	Investments
Transamerica Ventures Fund, LLC	Delaware	100% AUSA Holding, LLC	Investments
United Financial Services, Inc.	Maryland	100% Transamerica Corporation	General agency
Universal Benefits, LLC	Iowa	Sole Member: AUSA Holding, LLC	Third party administrator
US PENG, INC.	Delaware	Sole Member: AEGON Levensverzekering N.V.	Energy investment strategy
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	Sole Member: World Financial Group, Inc.	Marketing
WFG Reinsurance Limited	Hawaii	51% owned by World Financial Group, Inc.; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance
WFG Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
World Financial Group Holding Company of Canada Inc.	Canada	100% Commonwealth General Corporation	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non- AEGON affiliate (51%)	Real estate investments
Zahorik Company, Inc.	California	100% AUSA Holding, LLC	Inactive
Zero Beta Fund, LLC	Delaware

Members are: Transamerica Life Insurance Company (44.17%); Transamerica Premier Life Insurance Company (36.40%); Transamerica Financial Life Insurance Company (18.13%); Firebird Re Corp. (1.30%). Manager: AEGON USA Investment Management LLC

Aggregating vehicle formed to hold various fund investments.

Item 27. Number of Contracts

The number of Contracts in force as of March 31, 2018 was 17,163.

Item 28. Indemnification

The following provisions regarding the Indemnification of Directors and Officers of the Registrant are applicable:

Amended And Restated By-Laws Of Transamerica Advisors Life Insurance Company, Article VI

Sections 1, 2, 3 And 4 – Indemnification Of Directors, Officers, Employees And Incorporators

Section 1. Actions Other Than By Or In The Right Of The Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

Section 2. Actions By Or In The Right Of The Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the Court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other Court shall deem proper.

Section 3. Right To Indemnification. To the extent that a director, officer or employee of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

Section 4. Determination Of Right To Indemnification. Any indemnification under Sections 1 and 2 of this Article (unless ordered by a Court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, or employee is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 and 2 of this Article. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

Other Indemnification

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Principal Underwriters

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA B, Separate Account VA Q, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account, TFLIC Series Life Account, TFLIC Pooled Account No. 44, Transamerica Variable Funds, ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account and Separate Account VL E. This account is a separate account of Transamerica Premier Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, Transamerica Investors, Inc., and Transamerica Asset Allocation Variable Funds.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter

Brian Beitzel	(2)	Director, Treasurer and Chief Financial Officer

Joe Boan	(1)	Director and Vice President

David R. Paulsen	(3)	Director, Chief Executive Officer, President and Chairman of the Board

Mike Curran	(3)	Chief Compliance Officer

Gregory E. Miller-Breetz	(1)	Secretary

Vincent J. Toner	(3)	Vice President

John Koehler	(3)	Vice President

Alison Ryan	(3)	Assistant Secretary

(1)	100 Light Street, Floor B1, Baltimore, MD 21202
(2)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(3)	1801 California Street, Suite 5200, Denver, CO 80202

(c) Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation

Transamerica Capital, Inc.	$8,486,920	0	0	0

(1)	Fiscal Year 2017

Item 30. Location of Accounts and Records

All accounts, books, and records required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Manager Regulatory Filing Unit, Transamerica Advisors Life Insurance Company at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Item 31. Not Applicable

Item 32. Undertakings and Representations

(a) Registrant undertakes to file a post-effective amendment to the Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communications affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Transamerica Advisors Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Advisors Life Insurance Company.

(e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Securities Act Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 23rd day of April, 2018.

MERRILL LYNCH LIFE VARIABLE
ANNUITY SEPARATE ACCOUNT B

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY
Depositor

*
Blake S. Bostwick
Director and President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the duties indicated.

Signatures	Title	Date

* Blake S. Bostwick	Director and President	April 23, 2018

* Eric J. Martin	Controller, Senior Vice President and Assistant Treasurer	April 23, 2018

* Mark W. Mullin	Director and Chairman of the Board	April 23, 2018

* Jay Orlandi	Director, Executive Vice President, Secretary, and General Counsel	April 23, 2018

* David Schulz	Director, Chief Tax Officer, and Senior Vice President	April 23, 2018

* C. Michiel van Katwijk	Director, Executive Vice President, Chief Financial Officer and Treasurer	April 23, 2018

/s/ Alison Ryan Alison Ryan	Assistant Secretary	April 23, 2018

*	By: Alison Ryan - Attorney-in-Fact pursuant to Powers of Attorney filed herewith.

Registration No.

033-45379

811-06546

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT B

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

9	Opinion and Consent of Counsel

10	Consent of Independent Registered Public Accounting Firm

13	Powers of Attorney